UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2014

Item 1. Reports to Stockholders

Strategic Advisers® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Core Income Fund	0.43%	8.05%	6.02%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Against the backdrop of shifting global economic and interest rate outlook, U.S. taxable investment-grade bonds were volatile during the 12 months ending February 28, 2014, with the Barclays® U.S. Aggregate Bond Index managing only a modest 0.15% gain. Bonds came under pressure from the beginning of the period through August as interest rates spiked higher on signals from the U.S. Federal Reserve that it could begin tapering its bond-buying program prior to year-end. Also, surprisingly strong economic data tempered demand for yield-bearing investments. However, the market rebounded in September and October, after the Fed surprised investors by not pulling back on its bond-buying program. After weakness in November and December, bonds staged a spirited comeback in January and February when volatility in emerging-markets currencies triggered a movement of cash into U.S. fixed-income assets. Slower-than-expected U.S. economic growth also fueled investors' appetite for bonds, even as the Fed began to dial back its bond purchases. Pacing the bond market during the 12-month period were commercial mortgage-backed securities, up 1.79%, investment-grade credit, up 0.90%, and mortgage-backed securities, up 0.64%. U.S. Treasuries and government-agency securities lagged, returning -0.88% and -0.21%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Fund: For the year, Strategic Advisers® Core Income Fund (the Fund) returned 0.43%, outpacing the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, contributing managers included Metropolitan West Total Return Bond Fund, Western Asset Core Plus Bond Fund and DoubleLine Total Return Bond Fund, which benefited from allocations to non-government-agency mortgage-backed securities. Metropolitan West and Western Asset also were helped by holdings of investment-grade and high-yield corporate bonds. Sub-adviser Fidelity Investments Money Management gained due to an overweighting in commercial mortgage-backed securities and, within corporate credit, a sizable overweighting in bonds issued by banks and other types of financial institutions. On the downside, PIMCO Total Return Fund - the Fund's largest manager allocation - was the primary detractor. During the period's first half, a large out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) hurt its performance, as did a position in emerging-markets debt and underweighted exposure to corporate credit. In order to broaden the Fund's diversification, add new sources of potential alpha and marginally reduce its interest rate sensitivity, we introduced Prudential Investment Management as a sub-adviser during the period, and added several new funds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.08%	$ 1,000.00	$ 1,035.40	$ .40
HypotheticalA		$ 1,000.00	$ 1,024.40	$ .40

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Administrative Class	21.1	22.2
Western Asset Core Plus Bond Fund	9.9	10.3
Metropolitan West Total Return Bond Fund Class M	9.8	9.8
U.S. Treasury Obligations	8.9	6.5
JPMorgan Core Bond Fund Class A	8.8	9.2
DoubleLine Total Return Bond Fund	4.7	4.8
Western Asset Core Bond Fund Class F	4.3	4.6
Prudential Short-Term Corporate Bond Fund, Inc. Class A	3.4	2.7
BlackRock Strategic Income Opportunities Fund Investor A	2.9	1.7
Fannie Mae	2.8	4.6
	76.6
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Corporate Bonds 7.8%	Corporate Bonds 6.6%
U.S. Government and U.S. Government Agency Obligations 14.2%	U.S. Government and U.S. Government Agency Obligations 13.8%
Asset-Backed Securities 0.1%	Asset-Backed Securities 0.0%†
CMOs and Other Mortgage Related Securities 2.2%	CMOs and Other Mortgage Related Securities 2.1%
Municipal Securities 0.4%	Municipal Securities 0.4%
High Yield Fixed-Income Funds 0.8%	High Yield Fixed-Income Funds 0.8%
Intermediate-Term Bond Funds 70.1%	Intermediate-Term Bond Funds 70.5%
Long Government Bond Funds 0.0%	Long Government Bond Funds 0.3%
Long Term Bond Fund 0.3%	Long Term Bond Fund 0.8%
Other Investments 0.3%	Other Investments 0.4%
Short-Term Funds 3.4%	Short-Term Funds 2.7%
Short-Term Investments and Net Other Assets (Liabilities) 0.4%	Short-Term Investments and Net Other Assets (Liabilities) 1.6%

Percentages in the above table are adjusted for the effect of TBA Sale Commitments.
Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 7.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.7%
Auto Components - 0.0%
TRW Automotive, Inc. 4.5% 3/1/21 (d)	$ 222,000	$ 229,770
Automobiles - 0.0%
Ford Motor Co. 4.75% 1/15/43	250,000	241,795
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19 (d)	300,000	302,371
4.25% 6/15/23 (d)	2,536,000	2,603,478
5.75% 6/15/43 (d)	1,519,000	1,671,895
		4,577,744
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 1.875% 5/29/19	1,400,000	1,392,020
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. 1.2% 11/29/17	350,000	347,135
Media - 0.7%
CBS Corp. 4.3% 2/15/21	270,000	284,321
Comcast Corp.:
5.15% 3/1/20	2,184,000	2,494,919
5.7% 5/15/18	1,615,000	1,868,316
5.7% 7/1/19	1,100,000	1,287,507
6.45% 3/15/37	450,000	553,884
6.5% 1/15/17	1,764,000	2,033,388
COX Communications, Inc. 3.25% 12/15/22 (d)	956,000	899,617
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
5.2% 3/15/20	225,000	247,934
5.875% 10/1/19	2,697,000	3,093,583
Discovery Communications LLC:
3.25% 4/1/23	393,000	376,399
4.875% 4/1/43	922,000	894,120
5.625% 8/15/19	225,000	257,498
NBCUniversal, Inc. 5.15% 4/30/20	1,870,000	2,138,311
News America Holdings, Inc. 7.75% 12/1/45	1,484,000	2,040,923
News America, Inc.:
6.15% 3/1/37	2,054,000	2,370,037
6.15% 2/15/41	17,476,000	20,275,288
Time Warner Cable, Inc.:
4% 9/1/21	16,424,000	17,065,456
4.5% 9/15/42	15,809,000	14,402,473
5.5% 9/1/41	1,495,000	1,550,201
5.85% 5/1/17	887,000	1,003,240
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner Cable, Inc.: - continued
5.875% 11/15/40	$ 1,393,000	$ 1,503,498
6.75% 7/1/18	1,413,000	1,665,772
8.25% 4/1/19	4,949,000	6,231,989
8.75% 2/14/19	1,400,000	1,786,362
Time Warner, Inc.:
3.15% 7/15/15	1,450,000	1,500,015
4.7% 1/15/21	1,825,000	1,990,642
4.9% 6/15/42	7,000,000	6,857,984
6.2% 3/15/40	2,433,000	2,787,444
Viacom, Inc.:
2.5% 9/1/18	419,000	427,770
3.25% 3/15/23	625,000	599,639
3.5% 4/1/17	530,000	564,740
4.25% 9/1/23	6,988,000	7,217,696
4.375% 3/15/43	1,427,000	1,262,331
5.625% 9/15/19	775,000	887,677
Walt Disney Co.:
1.1% 12/1/17	300,000	298,624
2.75% 8/16/21	200,000	199,668
		110,919,266
Multiline Retail - 0.0%
Target Corp. 5.875% 7/15/16	600,000	671,806
Specialty Retail - 0.0%
Home Depot, Inc.:
4.875% 2/15/44	175,000	188,194
5.875% 12/16/36	200,000	241,671
		429,865
TOTAL CONSUMER DISCRETIONARY		118,809,401
CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	3,375,000	3,906,829
Heineken NV:
1.4% 10/1/17 (d)	1,262,000	1,259,116
2.75% 4/1/23 (d)	1,319,000	1,229,482
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc. 4.5% 1/15/20	$ 1,925,000	$ 2,142,521
SABMiller Holdings, Inc. 3.75% 1/15/22 (d)	1,593,000	1,633,929
		10,171,877
Food & Staples Retailing - 0.0%
CVS Caremark Corp.:
4% 12/5/23	2,636,000	2,704,204
5.3% 12/5/43	40,000	43,962
5.75% 6/1/17	1,625,000	1,852,708
6.125% 9/15/39	125,000	149,747
Kroger Co. 2.3% 1/15/19	170,000	170,380
Wal-Mart Stores, Inc.:
5.25% 9/1/35	600,000	676,267
5.8% 2/15/18	1,225,000	1,427,539
Walgreen Co. 1.8% 9/15/17	1,045,000	1,058,406
		8,083,213
Food Products - 0.1%
CF Industries Holdings, Inc.:
4.95% 6/1/43	125,000	119,690
6.875% 5/1/18	120,000	139,863
ConAgra Foods, Inc.:
1.9% 1/25/18	919,000	917,622
3.2% 1/25/23	7,469,000	7,103,721
4.65% 1/25/43	225,000	213,851
General Mills, Inc. 5.65% 2/15/19	440,000	513,664
Kraft Foods Group, Inc. 5.375% 2/10/20	1,450,000	1,658,654
Unilever Capital Corp. 4.25% 2/10/21	375,000	410,152
		11,077,217
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	4,988,000	4,678,255
4% 1/31/24	2,909,000	2,909,698
4.25% 8/9/42	2,603,000	2,295,875
4.5% 5/2/43	7,410,000	6,807,093
5.375% 1/31/44	3,303,000	3,448,441
9.25% 8/6/19	449,000	597,668
9.7% 11/10/18	1,278,000	1,699,328
Lorillard Tobacco Co. 3.75% 5/20/23	345,000	326,032
Philip Morris International, Inc.:
3.875% 8/21/42	400,000	351,070
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.: - continued
5.65% 5/16/18	$ 2,400,000	$ 2,776,068
Reynolds American, Inc.:
3.25% 11/1/22	12,294,000	11,689,811
4.75% 11/1/42	10,239,000	9,621,291
6.15% 9/15/43	1,299,000	1,466,055
6.75% 6/15/17	1,810,000	2,095,388
7.25% 6/15/37	2,443,000	3,005,821
		53,767,894
TOTAL CONSUMER STAPLES		83,100,201
ENERGY - 1.2%
Energy Equipment & Services - 0.1%
DCP Midstream LLC:
4.75% 9/30/21 (d)	1,717,000	1,765,893
5.35% 3/15/20 (d)	2,258,000	2,442,418
5.85% 5/21/43 (d)(g)	4,562,000	4,276,875
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	1,549,000	1,625,406
5% 10/1/21	1,212,000	1,289,505
Halliburton Co.:
4.75% 8/1/43	250,000	259,430
6.7% 9/15/38	225,000	292,270
Transocean, Inc. 5.05% 12/15/16	1,260,000	1,381,538
Weatherford International Ltd. 5.125% 9/15/20	830,000	915,732
		14,249,067
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 6.95% 7/1/24	300,000	365,403
Apache Corp. 3.625% 2/1/21	305,000	320,602
Buckeye Partners LP 2.65% 11/15/18	185,000	185,478
Cenovus Energy, Inc. 6.75% 11/15/39	675,000	843,074
Chevron Corp.:
2.355% 12/5/22	475,000	446,838
4.95% 3/3/19	975,000	1,119,061
ConocoPhillips Co. 2.4% 12/15/22	1,425,000	1,345,169
Continental Resources, Inc. 4.5% 4/15/23	490,000	507,386
DCP Midstream Operating LP:
2.5% 12/1/17	1,182,000	1,211,953
3.875% 3/15/23	11,590,000	11,237,444
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Devon Energy Corp. 2.25% 12/15/18	$ 730,000	$ 733,890
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	2,120,844
Encana Corp. 6.625% 8/15/37	125,000	147,928
Energy Transfer Partners LP 5.15% 2/1/43	275,000	263,247
Enterprise Products Operating LP:
4.85% 3/15/44	450,000	444,048
6.5% 1/31/19	2,075,000	2,476,828
EOG Resources, Inc. 4.1% 2/1/21	285,000	305,248
Kinder Morgan Energy Partners LP:
5% 3/1/43	300,000	283,154
6.85% 2/15/20	1,650,000	1,964,771
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	3,210,726
Motiva Enterprises LLC 5.75% 1/15/20 (d)	1,497,000	1,721,905
Nakilat, Inc. 6.067% 12/31/33 (d)	666,000	715,118
Noble Energy, Inc.:
5.25% 11/15/43	70,000	73,189
6% 3/1/41	230,000	264,437
Occidental Petroleum Corp. 4.1% 2/1/21	1,255,000	1,360,874
ONEOK Partners LP 3.375% 10/1/22	950,000	919,006
Petro-Canada 6.05% 5/15/18	497,000	577,363
Petrobras Global Finance BV:
4.375% 5/20/23	48,417,000	43,898,387
5.625% 5/20/43	3,425,000	2,891,539
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	5,441,000	5,590,628
5.375% 1/27/21	4,604,000	4,615,533
5.75% 1/20/20	823,000	856,513
8.375% 12/10/18	2,350,000	2,743,625
Petroleos Mexicanos:
3.5% 1/30/23	6,828,000	6,384,180
4.875% 1/24/22	2,000,000	2,090,000
4.875% 1/18/24	13,984,000	14,374,937
4.875% 1/18/24 (d)	2,616,000	2,678,261
5.5% 6/27/44	22,110,000	20,906,354
6.375% 1/23/45 (d)	1,135,000	1,195,325
6.5% 6/2/41	17,530,000	18,903,651
Phillips 66 Co.:
4.3% 4/1/22	1,979,000	2,088,781
5.875% 5/1/42	685,000	785,817
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	$ 5,776,000	$ 5,833,979
Schlumberger Investment SA 3.65% 12/1/23	210,000	214,757
Shell International Finance BV:
4.3% 9/22/19	425,000	472,773
4.375% 3/25/20	825,000	918,283
4.55% 8/12/43	365,000	373,684
Spectra Energy Partners, LP:
2.95% 6/15/16	737,000	768,068
2.95% 9/25/18	585,000	602,583
4.6% 6/15/21	390,000	419,808
4.75% 3/15/24	6,000,000	6,354,060
Suncor Energy, Inc. 6.1% 6/1/18	1,527,000	1,784,243
Total Capital International SA 2.7% 1/25/23	620,000	589,011
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	482,000	534,608
Western Gas Partners LP 5.375% 6/1/21	2,207,000	2,382,763
Williams Partners LP:
4.125% 11/15/20	394,000	412,401
4.3% 3/4/24	2,607,000	2,612,316
5.25% 3/15/20	350,000	389,859
5.4% 3/4/44	160,000	161,792
XTO Energy, Inc. 5.5% 6/15/18	225,000	260,429
		190,253,932
TOTAL ENERGY		204,502,999
FINANCIALS - 3.1%
Capital Markets - 0.7%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,351,000	1,362,456
Goldman Sachs Group, Inc.:
1.748% 9/15/17	10,433,000	10,433,000
2.625% 1/31/19	8,273,000	8,320,338
2.9% 7/19/18	4,471,000	4,595,066
3.625% 1/22/23	2,275,000	2,244,363
5.25% 7/27/21	2,497,000	2,782,068
5.75% 1/24/22	3,211,000	3,668,221
5.95% 1/18/18	1,219,000	1,392,508
6.15% 4/1/18	1,600,000	1,844,181
6.45% 5/1/36	500,000	553,195
6.75% 10/1/37	27,198,000	31,400,608
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
Lazard Group LLC:
4.25% 11/14/20	$ 1,680,000	$ 1,767,840
6.85% 6/15/17	623,000	712,065
Morgan Stanley:
2.125% 4/25/18	4,396,000	4,421,167
3.75% 2/25/23	5,400,000	5,393,952
3.8% 4/29/16	925,000	977,887
4.1% 5/22/23	2,380,000	2,369,992
4.875% 11/1/22	14,750,000	15,569,923
5% 11/24/25	872,000	906,094
5.625% 9/23/19	500,000	574,349
5.75% 1/25/21	3,389,000	3,895,618
6.625% 4/1/18	2,019,000	2,375,479
7.3% 5/13/19	1,209,000	1,482,438
		109,042,808
Commercial Banks - 0.5%
Bank of America NA 5.3% 3/15/17	984,000	1,090,389
Bank of Nova Scotia 2.9% 3/29/16	350,000	365,857
Capital One Bank NA 2.15% 11/21/18	270,000	270,947
Credit Suisse AG 6% 2/15/18	2,745,000	3,177,516
Credit Suisse New York Branch 4.375% 8/5/20	400,000	437,497
Discover Bank:
2% 2/21/18	4,000,000	3,995,440
4.2% 8/8/23	2,424,000	2,487,630
7% 4/15/20	3,143,000	3,735,748
8.7% 11/18/19	357,000	449,870
Export-Import Bank of Korea 5.125% 6/29/20	800,000	899,005
Fifth Third Bancorp:
4.5% 6/1/18	520,000	567,696
8.25% 3/1/38	603,000	847,661
HBOS PLC 6.75% 5/21/18 (d)	773,000	880,588
HSBC Holdings PLC:
4% 3/30/22	1,350,000	1,399,502
6.5% 5/2/36	300,000	358,721
Huntington Bancshares, Inc. 7% 12/15/20	404,000	485,662
KeyBank NA 1.65% 2/1/18	1,802,000	1,800,634
Lloyds Bank PLC:
2.3% 11/27/18	275,000	276,574
4.875% 1/21/16	425,000	457,864
Marshall & Ilsley Bank 5% 1/17/17	4,118,000	4,475,246
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
PNC Bank NA 6.875% 4/1/18	$ 250,000	$ 294,640
PNC Financial Services Group, Inc. 2.854% 11/9/22	275,000	264,301
Rabobank (Netherlands) NV 2.125% 10/13/15	550,000	565,067
Regions Bank:
6.45% 6/26/37	2,533,000	2,803,633
7.5% 5/15/18	5,935,000	7,066,567
Regions Financial Corp.:
2% 5/15/18	3,125,000	3,077,819
5.75% 6/15/15	277,000	292,759
7.75% 11/10/14	1,190,000	1,248,013
Royal Bank of Scotland Group PLC:
6% 12/19/23	3,400,000	3,500,980
6.1% 6/10/23	20,527,000	21,311,870
6.125% 12/15/22	5,889,000	6,181,789
6.4% 10/21/19	600,000	698,293
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23	250,000	258,214
SunTrust Bank 2.75% 5/1/23	3,812,000	3,605,462
Svenska Handelsbanken AB 2.5% 1/25/19	585,000	594,720
Wells Fargo & Co.:
3.45% 2/13/23	2,700,000	2,641,988
4.125% 8/15/23	280,000	285,493
4.48% 1/16/24	1,094,000	1,144,973
5.625% 12/11/17	1,975,000	2,270,987
		86,567,615
Consumer Finance - 0.1%
American Express Co. 2.65% 12/2/22	1,000,000	952,083
Capital One Financial Corp. 6.15% 9/1/16	600,000	671,805
Discover Financial Services:
3.85% 11/21/22	1,943,000	1,916,768
5.2% 4/27/22	1,093,000	1,177,464
Ford Motor Credit Co. LLC:
1.7% 5/9/16	4,009,000	4,064,829
5% 5/15/18	2,000,000	2,222,300
General Electric Capital Corp.:
1% 12/11/15	2,037,000	2,055,563
5.55% 5/4/20	3,825,000	4,458,940
5.875% 1/14/38	700,000	829,007
HSBC Finance Corp. 6.676% 1/15/21	1,050,000	1,234,651
Hyundai Capital America:
1.625% 10/2/15 (d)	797,000	805,122
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
Hyundai Capital America: - continued
1.875% 8/9/16 (d)	$ 832,000	$ 844,369
2.125% 10/2/17 (d)	881,000	890,383
2.875% 8/9/18 (d)	1,475,000	1,511,123
Toyota Motor Credit Corp. 2.625% 1/10/23	375,000	357,522
		23,991,929
Diversified Financial Services - 0.9%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22	115,000	112,127
AGL Capital Corp. 4.4% 6/1/43	290,000	282,309
Bank of America Corp.:
3.3% 1/11/23	19,058,000	18,550,161
3.875% 3/22/17	890,000	955,046
4.1% 7/24/23	23,302,000	23,951,357
4.125% 1/22/24	5,170,000	5,288,000
5.49% 3/15/19	800,000	898,272
5.65% 5/1/18	1,325,000	1,514,613
5.75% 12/1/17	3,470,000	3,957,910
6% 9/1/17	1,005,000	1,147,636
6.5% 8/1/16	1,370,000	1,542,995
Barclays Bank PLC:
2.5% 2/20/19	2,500,000	2,526,808
5% 9/22/16	425,000	467,521
BP Capital Markets PLC:
3.814% 2/10/24	3,355,000	3,393,519
4.5% 10/1/20	2,225,000	2,447,778
4.742% 3/11/21	3,200,000	3,568,621
Citigroup, Inc.:
3.375% 3/1/23	2,430,000	2,367,393
3.953% 6/15/16	1,713,000	1,821,767
4.05% 7/30/22	1,159,000	1,173,418
4.5% 1/14/22	2,773,000	2,955,156
4.587% 12/15/15	500,000	532,331
4.75% 5/19/15	5,000,000	5,238,205
5.5% 2/15/17	1,225,000	1,360,897
5.5% 9/13/25	7,460,000	8,045,013
6.125% 5/15/18	1,195,000	1,384,504
Five Corners Funding Trust 4.419% 11/15/23 (d)	3,420,000	3,491,375
GlaxoSmithKline Capital PLC 1.5% 5/8/17	1,475,000	1,493,085
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23	1,050,000	1,007,293
ING Bank NV 5.8% 9/25/23 (d)	1,690,000	1,808,265
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Diversified Financial Services - continued
JPMorgan Chase & Co.:
2.35% 1/28/19	$ 3,149,000	$ 3,162,037
3.2% 1/25/23	7,206,000	6,991,045
3.25% 9/23/22	11,642,000	11,458,243
3.375% 5/1/23	425,000	405,583
4.35% 8/15/21	3,217,000	3,470,307
4.5% 1/24/22	2,000,000	2,163,264
4.95% 3/25/20	3,248,000	3,636,354
5.625% 8/16/43	15,145,000	16,533,963
6.3% 4/23/19	900,000	1,069,020
JPMorgan Chase Bank 6% 10/1/17	1,550,000	1,782,604
RBS Citizens Financial Group, Inc. 4.15% 9/28/22 (d)	2,461,000	2,451,341
TECO Finance, Inc.:
4% 3/15/16	364,000	386,083
5.15% 3/15/20	523,000	584,273
		157,377,492
Insurance - 0.4%
ACE INA Holdings, Inc. 2.7% 3/13/23	500,000	472,823
Allied World Assurance Co. Holdings Ltd. 7.5% 8/1/16	210,000	239,918
Allstate Corp. 4.5% 6/15/43	220,000	222,687
American International Group, Inc.:
4.875% 9/15/16	1,209,000	1,324,016
4.875% 6/1/22	1,482,000	1,629,498
5.6% 10/18/16	2,696,000	2,997,162
5.85% 1/16/18	1,125,000	1,293,393
Aon Corp.:
3.125% 5/27/16	3,625,000	3,791,696
5% 9/30/20	540,000	607,721
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,589,000	1,647,122
Berkshire Hathaway Finance Corp.:
3% 5/15/22	1,275,000	1,266,284
5.4% 5/15/18	1,150,000	1,326,571
CNA Financial Corp. 3.95% 5/15/24	310,000	312,443
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (d)(g)	2,630,000	2,708,900
Hartford Financial Services Group, Inc.:
5.125% 4/15/22	2,819,000	3,149,500
5.5% 3/30/20	665,000	760,974
Liberty Mutual Group, Inc.:
5% 6/1/21 (d)	1,847,000	1,973,388
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - continued
Liberty Mutual Group, Inc.: - continued
6.7% 8/15/16 (d)	$ 1,887,000	$ 2,133,748
Lincoln National Corp.:
6.3% 10/9/37	200,000	241,604
7% 6/15/40	275,000	363,031
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	1,026,000	1,119,802
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (d)	1,109,000	1,208,854
MetLife, Inc.:
1.756% 12/15/17 (c)	1,057,000	1,071,768
3.048% 12/15/22	2,916,000	2,833,016
4.368% 9/15/23	3,404,000	3,612,716
7.717% 2/15/19	650,000	816,084
Metropolitan Life Global Funding I 3% 1/10/23 (d)	1,569,000	1,506,847
Pacific Life Insurance Co. 9.25% 6/15/39 (d)	1,338,000	1,949,660
Pacific LifeCorp:
5.125% 1/30/43 (d)	3,227,000	3,150,856
6% 2/10/20 (d)	174,000	198,208
Prudential Financial, Inc.:
2.3% 8/15/18	460,000	464,859
4.5% 11/16/21	1,118,000	1,221,626
4.75% 9/17/15	1,859,000	1,973,291
7.375% 6/15/19	438,000	544,901
Symetra Financial Corp. 6.125% 4/1/16 (d)	1,239,000	1,323,901
The Chubb Corp. 6% 5/11/37	200,000	243,389
The Travelers Companies, Inc.:
4.6% 8/1/43	205,000	211,210
5.8% 5/15/18	1,025,000	1,184,505
Unum Group:
5.625% 9/15/20	3,216,000	3,583,910
5.75% 8/15/42	3,264,000	3,511,241
		60,193,123
Real Estate Investment Trusts - 0.2%
Alexandria Real Estate Equities, Inc. 4.6% 4/1/22	631,000	653,876
American Campus Communities Operating Partnership LP 3.75% 4/15/23	813,000	779,278
AvalonBay Communities, Inc.:
3.625% 10/1/20	1,495,000	1,547,588
4.2% 12/15/23	3,411,000	3,523,386
Boston Properties, Inc. 3.85% 2/1/23	2,456,000	2,467,754
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Camden Property Trust:
2.95% 12/15/22	$ 954,000	$ 899,063
4.25% 1/15/24	2,838,000	2,904,247
DDR Corp. 4.625% 7/15/22	1,599,000	1,678,408
Developers Diversified Realty Corp.:
4.75% 4/15/18	1,652,000	1,798,347
7.5% 4/1/17	663,000	772,071
9.625% 3/15/16	1,821,000	2,116,151
Duke Realty LP:
3.625% 4/15/23	1,382,000	1,317,798
3.875% 10/15/22	2,108,000	2,065,608
4.375% 6/15/22	1,237,000	1,263,900
5.5% 3/1/16	1,275,000	1,381,608
5.95% 2/15/17	389,000	435,973
6.5% 1/15/18	1,281,000	1,475,061
Equity One, Inc.:
3.75% 11/15/22	3,200,000	3,074,483
5.375% 10/15/15	203,000	216,983
6% 9/15/17	886,000	993,082
6.25% 1/15/17	646,000	721,082
Federal Realty Investment Trust:
5.9% 4/1/20	351,000	409,445
6.2% 1/15/17	307,000	346,556
Health Care REIT, Inc.:
2.25% 3/15/18	1,069,000	1,077,635
4.7% 9/15/17	437,000	480,509
HRPT Properties Trust:
5.75% 11/1/15	564,000	584,721
6.65% 1/15/18	809,000	890,720
Retail Opportunity Investments Partnership LP 5% 12/15/23	626,000	649,293
Simon Property Group LP:
4.125% 12/1/21	1,213,000	1,294,287
5.1% 6/15/15	795,000	841,291
UDR, Inc. 5.5% 4/1/14	1,615,000	1,620,609
United Dominion Realty Trust, Inc. 5.25% 1/15/15	439,000	455,916
Weingarten Realty Investors 3.375% 10/15/22	472,000	447,890
		41,184,619
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - 0.3%
BioMed Realty LP:
3.85% 4/15/16	$ 1,500,000	$ 1,579,664
4.25% 7/15/22	975,000	971,243
6.125% 4/15/20	473,000	538,807
Brandywine Operating Partnership LP:
3.95% 2/15/23	2,536,000	2,478,958
4.95% 4/15/18	1,511,000	1,636,897
5.7% 5/1/17	567,000	624,684
7.5% 5/15/15	324,000	348,810
Digital Realty Trust LP 4.5% 7/15/15	1,675,000	1,739,598
ERP Operating LP:
4.625% 12/15/21	2,855,000	3,094,475
4.75% 7/15/20	3,056,000	3,374,719
5.75% 6/15/17	437,000	496,248
Liberty Property LP:
3.375% 6/15/23	4,307,000	4,056,798
4.125% 6/15/22	1,061,000	1,074,769
4.75% 10/1/20	2,674,000	2,863,718
5.5% 12/15/16	799,000	882,364
6.625% 10/1/17	938,000	1,083,818
Mack-Cali Realty LP:
2.5% 12/15/17	1,744,000	1,763,953
3.15% 5/15/23	3,436,000	3,088,586
4.5% 4/18/22	644,000	652,165
Mid-America Apartments LP:
4.3% 10/15/23	666,000	673,441
5.5% 10/1/15 (d)	1,516,000	1,622,358
6.05% 9/1/16 (d)	1,122,000	1,237,516
Post Apartment Homes LP 3.375% 12/1/22	1,800,000	1,704,283
Prime Property Funding, Inc. 5.125% 6/1/15 (d)	1,762,000	1,838,929
Reckson Operating Partnership LP 6% 3/31/16	310,000	337,815
Regency Centers LP 5.25% 8/1/15	950,000	1,004,536
Tanger Properties LP:
3.875% 12/1/23	1,492,000	1,493,158
6.125% 6/1/20	1,439,000	1,685,017
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	$ 1,600,000	$ 1,603,558
4% 4/30/19	970,000	1,037,673
		46,588,558
TOTAL FINANCIALS		524,946,144
HEALTH CARE - 0.4%
Biotechnology - 0.1%
Amgen, Inc.:
3.45% 10/1/20	410,000	425,391
4.5% 3/15/20	1,500,000	1,637,046
5.15% 11/15/41	4,224,000	4,423,951
5.375% 5/15/43	3,414,000	3,709,533
5.65% 6/15/42	1,868,000	2,090,014
5.85% 6/1/17	145,000	165,628
Genentech, Inc. 4.75% 7/15/15	800,000	846,270
		13,297,833
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc. 3.2% 6/15/23	340,000	334,491
Becton, Dickinson & Co. 5% 5/15/19	650,000	737,489
Medtronic, Inc.:
1.375% 4/1/18	350,000	347,317
3.625% 3/15/24	215,000	218,017
4.45% 3/15/20	235,000	261,049
St. Jude Medical, Inc. 3.25% 4/15/23	755,000	732,053
		2,630,416
Health Care Providers & Services - 0.2%
Aetna, Inc.:
1.5% 11/15/17	305,000	304,171
2.75% 11/15/22	1,231,000	1,161,852
3.95% 9/1/20	925,000	985,454
Ascension Health 4.847% 11/15/53	250,000	256,337
Cardinal Health, Inc. 4.625% 12/15/20	200,000	218,764
Catholic Health Initiatives 4.2% 8/1/23	400,000	407,462
Cigna Corp.:
4.375% 12/15/20	305,000	329,759
5.125% 6/15/20	560,000	628,970
5.375% 2/15/42	125,000	137,628
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Coventry Health Care, Inc. 5.45% 6/15/21	$ 400,000	$ 456,474
Express Scripts Holding Co.:
3.5% 11/15/16	3,017,000	3,200,298
4.75% 11/15/21	3,998,000	4,345,094
Express Scripts, Inc. 3.125% 5/15/16	1,541,000	1,611,844
McKesson Corp. 7.5% 2/15/19	660,000	809,474
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,117,843
NYU Hospitals Center 5.75% 7/1/43	185,000	203,810
UnitedHealth Group, Inc.:
2.75% 2/15/23	412,000	388,297
2.875% 3/15/23	4,420,000	4,212,764
4.7% 2/15/21	240,000	266,968
4.875% 3/15/15	500,000	522,125
6.875% 2/15/38	125,000	163,935
WellPoint, Inc.:
3.125% 5/15/22	370,000	356,216
3.3% 1/15/23	4,345,000	4,187,563
		26,273,102
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	928,000	954,131
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17	2,480,000	2,497,980
2.9% 11/6/22	2,964,000	2,863,260
Johnson & Johnson 5.15% 7/15/18	340,000	392,661
Merck & Co., Inc.:
2.4% 9/15/22	1,275,000	1,198,964
3.875% 1/15/21	800,000	859,287
Mylan, Inc. 2.55% 3/28/19	150,000	150,071
Novartis Capital Corp. 4.4% 5/6/44	425,000	428,940
Teva Pharmaceutical Finance Co. BV 2.95% 12/18/22	350,000	326,329
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17	829,000	828,973
6.125% 8/15/19	725,000	844,342
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Zoetis, Inc.:
3.25% 2/1/23	$ 5,975,000	$ 5,765,959
4.7% 2/1/43	675,000	668,144
		16,824,910
TOTAL HEALTH CARE		59,980,392
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
General Dynamics Corp. 2.25% 11/15/22	400,000	370,058
Honeywell International, Inc. 5.375% 3/1/41	100,000	116,278
Lockheed Martin Corp.:
4.07% 12/15/42	175,000	163,053
4.25% 11/15/19	725,000	792,333
Precision Castparts Corp. 2.5% 1/15/23	200,000	187,279
The Boeing Co. 4.875% 2/15/20	650,000	737,079
United Technologies Corp. 6.125% 2/1/19	300,000	357,698
		2,723,778
Air Freight & Logistics - 0.0%
United Parcel Service, Inc.:
3.125% 1/15/21	915,000	938,915
5.125% 4/1/19	985,000	1,130,705
		2,069,620
Airlines - 0.0%
Continental Airlines, Inc.:
4.15% 10/11/25	1,072,930	1,102,435
6.545% 8/2/20	224,631	245,409
6.795% 2/2/20	39,321	41,189
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	416,786	445,961
8.36% 1/20/19	1,471,862	1,641,126
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27	205,000	209,356
		3,685,476
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 5.5% 9/15/19	325,000	370,719
Waste Management, Inc. 4.75% 6/30/20	290,000	319,356
WMX Technologies, Inc. 4.6% 3/1/21	525,000	570,541
		1,260,616
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.0%
Covidien International Finance SA 2.95% 6/15/23	$ 120,000	$ 113,981
Machinery - 0.0%
Caterpillar, Inc. 3.9% 5/27/21	1,650,000	1,759,643
Cummins, Inc. 4.875% 10/1/43	50,000	53,404
Deere & Co.:
2.6% 6/8/22	800,000	769,633
3.9% 6/9/42	250,000	231,605
		2,814,285
Road & Rail - 0.1%
Canadian National Railway Co. 2.85% 12/15/21	600,000	596,887
CSX Corp.:
4.1% 3/15/44	900,000	815,610
6.25% 3/15/18	400,000	466,483
Norfolk Southern Corp. 5.9% 6/15/19	2,075,000	2,428,426
Union Pacific Corp.:
4% 2/1/21	350,000	374,049
4.3% 6/15/42	100,000	95,965
		4,777,420
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (g)	755,000	833,331
TOTAL INDUSTRIALS		18,278,507
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.9% 3/4/21	150,000	151,378
4.45% 1/15/20	850,000	943,740
4.95% 2/15/19	550,000	626,295
		1,721,413
Computers & Peripherals - 0.0%
Apple, Inc. 2.4% 5/3/23	600,000	555,128
Hewlett-Packard Co. 4.3% 6/1/21	500,000	523,577
		1,078,705
Nonconvertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA:
2.375% 12/17/18	$ 693,000	$ 690,338
6.55% 10/1/17	612,000	710,843
		1,401,181
IT Services - 0.0%
IBM Corp. 3.375% 8/1/23	315,000	312,741
Xerox Corp. 2.95% 3/15/17	600,000	628,097
		940,838
Semiconductors & Semiconductor Equipment - 0.0%
Intel Corp. 1.35% 12/15/17	900,000	899,804
Software - 0.1%
Microsoft Corp.:
2.5% 2/8/16	700,000	728,555
3% 10/1/20	470,000	485,888
Oracle Corp. 2.5% 10/15/22	1,400,000	1,319,164
		2,533,607
TOTAL INFORMATION TECHNOLOGY		8,575,548
MATERIALS - 0.4%
Chemicals - 0.1%
Agrium, Inc. 4.9% 6/1/43	225,000	218,689
E.I. du Pont de Nemours & Co.:
2.8% 2/15/23	425,000	402,169
6% 7/15/18	950,000	1,110,084
Ecolab, Inc. 4.35% 12/8/21	300,000	321,718
LYB International Finance BV 4% 7/15/23	190,000	193,794
Praxair, Inc. 4.5% 8/15/19	220,000	246,307
The Dow Chemical Co.:
4.125% 11/15/21	3,812,000	4,006,561
4.25% 11/15/20	3,430,000	3,673,115
		10,172,437
Construction Materials - 0.0%
CRH America, Inc. 6% 9/30/16	595,000	662,213
Metals & Mining - 0.3%
Barrick Gold Corp.:
3.85% 4/1/22	1,931,000	1,851,234
4.1% 5/1/23	25,839,000	24,741,850
Barrick PD Australia Finance Pty Ltd. 4.95% 1/15/20	350,000	371,144
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
BHP Billiton Financial (U.S.A.) Ltd.:
5% 9/30/43	$ 210,000	$ 221,921
6.5% 4/1/19	425,000	513,610
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (d)	1,810,000	1,823,664
4.5% 8/13/23 (d)	4,000,000	4,146,272
5.625% 10/18/43 (d)	2,311,000	2,357,437
Freeport-McMoRan Copper & Gold, Inc.:
3.875% 3/15/23	9,593,000	9,287,223
5.45% 3/15/43	300,000	296,339
Rio Tinto Finance (U.S.A.) Ltd. 3.5% 11/2/20	425,000	440,068
Rio Tinto Finance (U.S.A.) PLC 1.375% 6/17/16	560,000	565,853
Teck Resources Ltd. 6.25% 7/15/41	160,000	168,108
Vale Overseas Ltd. 6.875% 11/10/39	100,000	107,462
		46,892,185
Paper & Forest Products - 0.0%
International Paper Co. 4.75% 2/15/22	575,000	623,745
TOTAL MATERIALS		58,350,580
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
3.875% 8/15/21	2,475,000	2,564,127
4.35% 6/15/45	3,307,000	2,928,253
5.35% 9/1/40	1,667,000	1,711,276
5.55% 8/15/41	15,934,000	16,780,318
6.3% 1/15/38	2,523,000	2,879,061
BellSouth Capital Funding Corp. 7.875% 2/15/30	56,000	69,081
British Telecommunications PLC:
2.35% 2/14/19	275,000	275,893
9.625% 12/15/30	275,000	423,915
CenturyLink, Inc.:
5.15% 6/15/17	214,000	229,515
6% 4/1/17	534,000	590,070
6.15% 9/15/19	2,129,000	2,288,675
Embarq Corp.:
7.082% 6/1/16	1,743,000	1,951,797
7.995% 6/1/36	3,614,000	3,852,434
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon Communications, Inc.:
5.5% 2/15/18	$ 1,650,000	$ 1,871,998
6% 4/1/41	500,000	566,857
6.1% 4/15/18	4,623,000	5,371,344
6.55% 9/15/43	55,083,000	67,448,142
		111,802,756
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV:
2.375% 9/8/16	2,609,000	2,695,097
3.125% 7/16/22	1,527,000	1,443,739
5% 3/30/20	1,175,000	1,296,944
Rogers Communications, Inc.:
3% 3/15/23	150,000	141,619
6.8% 8/15/18	200,000	239,968
		5,817,367
TOTAL TELECOMMUNICATION SERVICES		117,620,123
UTILITIES - 0.6%
Electric Utilities - 0.4%
Alabama Power Co. 3.85% 12/1/42	500,000	456,523
American Electric Power Co., Inc.:
1.65% 12/15/17	1,314,000	1,314,191
2.95% 12/15/22	984,000	943,031
Baltimore Gas & Electric Co. 3.35% 7/1/23	220,000	217,824
Cleveland Electric Illuminating Co. 5.7% 4/1/17	851,000	920,373
Duke Capital LLC 5.668% 8/15/14	1,596,000	1,632,327
Duke Energy Carolinas LLC:
4.25% 12/15/41	400,000	396,445
6.1% 6/1/37	575,000	694,047
Duke Energy Corp.:
2.1% 6/15/18	1,559,000	1,576,869
3.95% 10/15/23	498,000	510,625
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (d)	3,202,000	3,647,895
6.4% 9/15/20 (d)	3,844,000	4,491,922
Edison International 3.75% 9/15/17	940,000	1,008,187
Entergy Corp. 5.125% 9/15/20	545,000	586,721
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.:
2.75% 3/15/18	$ 2,291,000	$ 2,309,301
4.25% 3/15/23	12,580,000	12,344,314
7.375% 11/15/31	7,945,000	9,148,914
FirstEnergy Solutions Corp. 6.05% 8/15/21	5,744,000	6,338,136
LG&E and KU Energy LLC:
2.125% 11/15/15	1,070,000	1,090,691
3.75% 11/15/20	686,000	713,168
Monongahela Power Co. 4.1% 4/15/24 (d)	1,230,000	1,272,778
Northeast Utilities:
1.45% 5/1/18	774,000	757,404
2.8% 5/1/23	3,518,000	3,317,235
Pacific Gas & Electric Co.:
5.125% 11/15/43	175,000	187,273
6.05% 3/1/34	675,000	801,568
PacifiCorp 5.75% 4/1/37	400,000	480,050
Pennsylvania Electric Co. 6.05% 9/1/17	1,245,000	1,384,897
Pepco Holdings, Inc. 2.7% 10/1/15	997,000	1,021,142
PPL Capital Funding, Inc. 3.4% 6/1/23	1,676,000	1,615,900
Progress Energy, Inc.:
4.4% 1/15/21	2,710,000	2,916,651
4.875% 12/1/19	450,000	501,948
Public Service Co. of Colorado 6.25% 9/1/37	350,000	448,771
Southern California Edison Co. 4.65% 10/1/43	775,000	815,474
Virginia Electric & Power Co. 6% 5/15/37	300,000	367,080
		66,229,675
Gas Utilities - 0.0%
Southern Natural Gas Co. 5.9% 4/1/17 (d)	732,000	827,262
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	558,520
		1,385,782
Independent Power Producers & Energy Traders - 0.0%
PSEG Power LLC 2.75% 9/15/16	429,000	448,227
Multi-Utilities - 0.2%
Dominion Resources, Inc.:
2.5469% 9/30/66 (g)	4,583,000	4,232,763
5.2% 8/15/19	1,475,000	1,667,698
7.5% 6/30/66 (g)	924,000	1,002,540
National Grid PLC 6.3% 8/1/16	1,687,000	1,892,900
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - continued
NiSource Finance Corp.:
4.45% 12/1/21	$ 820,000	$ 868,443
4.8% 2/15/44	310,000	297,407
5.25% 2/15/43	2,232,000	2,260,110
5.4% 7/15/14	353,000	359,101
5.45% 9/15/20	3,370,000	3,826,217
5.65% 2/1/45	190,000	203,441
5.8% 2/1/42	4,508,000	4,890,215
5.95% 6/15/41	1,711,000	1,893,926
PG&E Corp. 2.4% 3/1/19	511,000	512,194
Puget Energy, Inc. 6% 9/1/21	446,000	514,449
Sempra Energy:
2.3% 4/1/17	2,249,000	2,311,306
2.875% 10/1/22	4,006,000	3,811,957
Wisconsin Energy Corp. 6.25% 5/15/67 (g)	1,012,000	1,034,770
		31,579,437
TOTAL UTILITIES		99,643,121
TOTAL NONCONVERTIBLE BONDS (Cost $1,260,870,812)		1,293,807,016
U.S. Government and Government Agency Obligations - 9.0%

U.S. Government Agency Obligations - 0.1%
Fannie Mae:
0.875% 10/26/17	1,015,000	1,005,702
0.875% 5/21/18	545,000	534,183
1.625% 11/27/18	1,115,000	1,117,367
1.875% 9/18/18	2,890,000	2,936,240
1.875% 2/19/19	755,000	762,666
4.375% 10/15/15	640,000	681,998
5.375% 6/12/17	445,000	508,920
Federal Farm Credit Bank 5.125% 8/25/16	350,000	388,674
Freddie Mac:
0.625% 11/1/16	460,000	459,655
0.75% 1/12/18	2,520,000	2,475,923
0.875% 10/14/16	945,000	951,968
0.875% 3/7/18	1,505,000	1,481,993
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
1% 9/29/17	$ 705,000	$ 703,553
1.25% 8/1/19	275,000	266,329
1.375% 5/1/20	375,000	360,564
2.375% 1/13/22	5,130,000	5,055,446
Tennessee Valley Authority:
3.875% 2/15/21	280,000	304,397
5.25% 9/15/39	670,000	753,080
5.5% 7/18/17	210,000	240,811
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		20,989,469
U.S. Treasury Obligations - 8.9%
U.S. Treasury Bonds:
2.75% 8/15/42	8,255,000	7,003,856
2.875% 5/15/43	4,775,000	4,140,823
3.5% 2/15/39	11,280,000	11,276,481
3.625% 2/15/44	1,350,000	1,358,438
3.75% 11/15/43	7,270,000	7,488,100
6.125% 11/15/27	5,615,000	7,583,759
U.S. Treasury Notes:
0.25% 3/31/15	10,080,000	10,090,634
0.25% 12/15/15	9,210,000	9,206,399
0.25% 2/29/16	13,775,000	13,754,558
0.375% 3/15/15	80,290,000	80,471,937
0.375% 8/31/15	21,415,000	21,470,208
0.375% 1/15/16	217,484,000	217,815,228
0.625% 2/15/17	1,425,000	1,422,885
0.625% 5/31/17	15,620,000	15,518,720
0.625% 8/31/17	8,870,000	8,772,980
0.625% 9/30/17	3,855,000	3,807,715
0.625% 11/30/17	218,712,000	215,311,685
0.75% 10/31/17	34,112,000	33,792,200
0.75% 12/31/17	210,714,000	208,080,075
0.875% 2/28/17	1,040,000	1,045,119
0.875% 1/31/18	2,670,000	2,645,804
1% 8/31/16	5,785,000	5,855,959
1% 10/31/16	4,845,000	4,899,506
1% 3/31/17	9,105,000	9,173,998
1% 5/31/18	4,655,000	4,606,998
1.25% 10/31/18	251,938,000	250,146,973
1.375% 11/30/15	18,385,000	18,739,058
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
1.375% 6/30/18	$ 1,960,000	$ 1,967,809
1.375% 9/30/18	18,038,000	18,036,593
1.5% 6/30/16	8,045,000	8,241,097
1.5% 12/31/18	8,329,000	8,342,668
1.5% 1/31/19	132,274,000	132,336,037
1.5% 2/28/19	4,455,000	4,452,911
1.75% 5/31/16	6,495,000	6,687,824
1.875% 6/30/15	5,080,000	5,193,904
1.875% 9/30/17	2,230,000	2,300,383
2% 11/30/20	11,845,000	11,793,178
2% 2/28/21	47,959,000	47,546,840
2% 2/15/22	3,475,000	3,389,209
2.125% 5/31/15	8,205,000	8,403,717
2.125% 8/31/20	1,080,000	1,088,353
2.125% 1/31/21	29,617,000	29,644,781
2.375% 7/31/17	1,110,000	1,164,806
2.75% 2/15/24	8,105,000	8,172,118
3.125% 10/31/16	7,655,000	8,168,719
3.5% 2/15/18	2,250,000	2,455,839
4.625% 11/15/16	945,000	1,047,031
TOTAL U.S. TREASURY OBLIGATIONS		1,485,913,913
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,504,803,617)		1,506,903,382
U.S. Government Agency - Mortgage Securities - 5.0%

Fannie Mae - 3.0%
2.303% 6/1/36 (g)	29,874	31,420
2.5% 9/1/27 to 8/1/28	22,764,898	22,941,037
2.5% 3/1/29 (e)	5,000,000	5,025,000
2.5% 3/1/44 (e)	3,200,000	2,975,000
2.643% 7/1/37 (g)	59,185	62,958
2.65% 2/1/35 (g)	503,273	535,356
3% 4/1/27 to 1/1/44	110,855,094	108,589,015
3% 3/1/29 (e)	2,000,000	2,069,844
3% 3/1/29 (e)	1,000,000	1,034,922
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
3% 3/1/44 (e)	$ 2,100,000	$ 2,039,523
3% 3/1/44 (e)	1,500,000	1,456,802
3% 3/1/44 (e)	1,500,000	1,456,802
3% 3/1/44 (e)	4,500,000	4,370,406
3% 3/1/44 (e)	4,500,000	4,370,406
3.5% 10/1/25 to 7/1/43	79,920,468	80,812,221
3.5% 3/1/29 (e)(f)	3,000,000	3,171,563
3.5% 4/1/29 (e)	500,000	527,285
3.5% 4/1/29 (e)	1,000,000	1,054,570
3.5% 3/1/44 (e)	12,800,000	12,973,708
3.5% 3/1/44 (e)	6,900,000	6,993,639
3.5% 3/1/44 (e)	4,300,000	4,358,355
3.5% 3/1/44 (e)	4,300,000	4,358,355
4% 9/1/26 to 12/1/43	47,234,233	49,616,805
4% 3/1/29 (e)	2,000,000	2,133,748
4% 3/1/44 (e)	2,900,000	3,039,110
4% 3/1/44 (e)	9,500,000	9,955,704
4% 3/1/44 (e)	3,500,000	3,667,891
4% 3/1/44 (e)	2,500,000	2,619,922
4% 3/1/44 (e)	2,100,000	2,200,734
4% 3/1/44 (e)	2,000,000	2,095,938
4% 3/1/44 (e)	6,800,000	7,126,188
4% 3/1/44 (e)	3,000,000	3,143,906
4% 3/1/44 (e)	1,500,000	1,571,953
4% 3/1/44 (e)	5,100,000	5,344,641
4% 3/1/44 (e)	4,500,000	4,715,860
4.5% 6/1/24 to 11/1/41	22,748,270	24,476,912
4.5% 3/1/44 (e)	1,000,000	1,074,016
4.5% 3/1/44 (e)	4,500,000	4,833,073
4.5% 3/1/44 (e)	4,000,000	4,296,065
4.5% 3/1/44 (e)	7,300,000	7,840,319
4.5% 3/1/44 (e)	7,300,000	7,840,319
5% 6/1/20 to 7/1/37	13,566,191	14,871,236
5% 3/1/44 (e)	3,000,000	3,285,703
5% 3/1/44 (e)	500,000	547,617
5% 4/1/44 (e)	3,000,000	3,278,906
5.5% 7/1/28 to 2/1/38	20,654,033	22,935,510
5.5% 3/1/44	4,000,000	4,413,438
5.5% 3/1/44	5,000,000	5,516,797
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
6% 3/1/22 to 1/1/42	$ 24,122,647	$ 26,860,038
6.5% 2/1/36	19,994	22,504
TOTAL FANNIE MAE		500,533,040
Freddie Mac - 1.1%
2.5% 3/1/28 to 1/1/43	6,972,872	6,991,242
3% 6/1/42 to 8/1/43	18,490,920	17,948,670
3.064% 10/1/35 (g)	40,116	42,673
3.5% 1/1/26 to 7/1/43	69,651,323	70,015,821
3.5% 3/1/29 (e)	1,500,000	1,581,563
4% 6/1/24 to 1/1/44	25,657,742	26,986,881
4.5% 7/1/25 to 10/1/41	26,992,720	29,021,744
4.5% 4/1/44 (e)	2,500,000	2,672,266
5% 10/1/33 to 9/1/40	12,599,037	13,793,670
5.5% 3/1/34 to 7/1/35	2,775,256	3,080,751
6% 7/1/37 to 9/1/38	1,271,507	1,408,667
6.5% 9/1/39	3,163,710	3,536,261
TOTAL FREDDIE MAC		177,080,209
Ginnie Mae - 0.9%
3% 8/20/42 to 4/15/43	9,507,191	9,445,224
3.5% 11/15/41 to 1/20/44	33,185,310	34,230,371
3.5% 3/1/44 (e)	6,400,000	6,589,000
3.5% 3/1/44 (e)	1,500,000	1,543,125
4% 8/15/40 to 2/20/42	18,240,620	19,380,324
4% 3/1/44 (e)	1,000,000	1,060,313
4% 3/1/44 (e)	500,000	530,156
4% 3/1/44 (e)	10,900,000	11,557,407
4.5% 5/15/39 to 4/15/41	26,141,236	28,429,710
4.5% 3/1/44 (e)	1,000,000	1,086,516
4.5% 3/1/44 (e)	1,000,000	1,086,516
4.5% 3/1/44 (e)	3,000,000	3,259,549
4.5% 3/1/44 (e)	1,500,000	1,629,774
5% 7/15/39 to 9/15/41	22,813,460	25,115,202
5% 3/1/44 (e)	1,200,000	1,318,781
5% 3/1/44 (e)	1,500,000	1,648,477
5.5% 12/20/28 to 3/20/41	3,439,468	3,851,421
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - continued
6% 8/15/32 to 6/15/36	$ 4,585,647	$ 5,275,009
6% 3/1/44 (e)	1,500,000	1,675,313
TOTAL GINNIE MAE		158,712,188
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $835,551,712)		836,325,437
Asset-Backed Securities - 0.1%

Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.6255% 4/25/35 (g)	106,210	94,133
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 1.8055% 3/25/34 (g)	40,424	37,513
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2055% 12/25/33 (g)	9,527	8,590
Series 2004-R2 Class M3, 0.9805% 4/25/34 (g)	14,473	7,719
Series 2005-R2 Class M1, 0.6055% 4/25/35 (g)	169,195	167,356
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9355% 3/25/34 (g)	7,674	7,105
Series 2004-W7 Class M1, 0.9805% 5/25/34 (g)	204,000	188,051
Series 2006-W4 Class A2C, 0.3155% 5/25/36 (g)	194,895	60,793
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.2955% 12/25/36 (g)	289,000	167,139
Chase Issuance Trust Series 2012-A4 Class A4, 1.58% 8/16/21	1,200,000	1,164,001
Citibank Credit Card Issuance Trust Series 2014-A1 Class A1, 2.88% 1/23/23	700,000	706,489
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 4.9904% 3/25/32 (MGIC Investment Corp. Insured) (g)	4,144	2,163
Series 2004-3 Class M4, 1.6105% 4/25/34 (g)	14,720	11,444
Series 2004-4 Class M2, 0.9505% 6/25/34 (g)	65,797	61,992
Series 2004-7 Class AF5, 5.37% 1/25/35	1,223,602	1,288,585
Fannie Mae Series 2004-T5 Class AB3, 0.9224% 5/28/35 (g)	6,234	5,757
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 0.9805% 3/25/34 (g)	2,374	2,027
Fremont Home Loan Trust Series 2005-A Class M4, 1.1755% 1/25/35 (g)	55,381	22,097
Asset-Backed Securities - continued
	Principal Amount	Value
GE Business Loan Trust:
Series 2003-1 Class A, 0.5845% 4/15/31 (d)(g)	$ 9,261	$ 8,699
Series 2006-2A:
Class A, 0.3345% 11/15/34 (d)(g)	174,301	159,939
Class B, 0.4345% 11/15/34 (d)(g)	63,045	53,492
Class C, 0.5345% 11/15/34 (d)(g)	104,766	88,265
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (d)	65,519	4,651
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.4755% 8/25/33 (g)	37,059	35,419
Series 2003-3 Class M1, 1.4455% 8/25/33 (g)	85,635	80,211
Series 2003-5 Class A2, 0.8555% 12/25/33 (g)	5,278	4,908
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3455% 1/25/37 (g)	231,000	114,042
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.2855% 11/25/36 (g)	207,632	204,700
KeyCorp Student Loan Trust:
Series 1999-A Class A2, 0.5759% 12/27/29 (g)	50,534	49,984
Series 2006-A Class 2C, 1.3959% 3/27/42 (g)	406,000	64,220
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4555% 5/25/37 (g)	77,071	585
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.9055% 7/25/34 (g)	15,775	13,573
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1305% 7/25/34 (g)	60,665	52,004
Series 2006-FM1 Class A2B, 0.2655% 4/25/37 (g)	115,070	112,010
Series 2006-OPT1 Class A1A, 0.6755% 6/25/35 (g)	306,069	290,608
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8355% 8/25/34 (g)	9,173	9,189
Series 2004-NC8 Class M6, 2.0305% 9/25/34 (g)	18,792	12,501
Series 2005-NC1 Class M1, 0.8155% 1/25/35 (g)	64,000	59,140
Series 2005-NC2 Class B1, 1.3255% 3/25/35 (g)	39,160	18,844
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.6655% 9/25/35 (g)	229,000	191,980
Park Place Securities, Inc. Series 2004-WCW1:
Class M3, 1.4055% 9/25/34 (g)	85,000	76,006
Class M4, 1.6055% 9/25/34 (g)	109,000	61,355
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9555% 4/25/33 (g)	815	772
Asset-Backed Securities - continued
	Principal Amount	Value
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.1929% 6/15/33 (g)	$ 165,896	$ 143,188
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0155% 9/25/34 (g)	4,618	4,383
TOTAL ASSET-BACKED SECURITIES (Cost $5,438,059)		5,917,622
Collateralized Mortgage Obligations - 0.5%

Private Sponsor - 0.0%
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.5778% 10/25/34 (g)	105,019	105,642
Granite Master Issuer PLC floater:
Series 2006-4:
Class B1, 0.334% 12/20/54 (g)	682,000	663,245
Class M1, 0.494% 12/20/54 (g)	179,000	170,265
Series 2007-1:
Class 1M1, 0.454% 12/20/54 (g)	226,000	215,536
Class 2M1, 0.654% 12/20/54 (g)	290,000	276,225
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 2.6892% 8/25/36 (g)	204,831	172,895
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.3655% 5/25/47 (g)	88,071	67,194
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3255% 2/25/37 (g)	153,616	139,332
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4455% 7/25/35 (g)	231,685	221,537
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.5065% 7/10/35 (d)(g)	84,772	77,990
Class B6, 3.0065% 7/10/35 (d)(g)	112,441	104,692
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.2269% 7/20/34 (g)	4,517	4,404
Structured Asset Securities Corp. Series 2003-15A Class 4A, 2.4727% 4/25/33 (g)	30,340	30,290
TOTAL PRIVATE SPONSOR		2,249,247
U.S. Government Agency - 0.5%
Fannie Mae:
floater:
Series 2006-82 Class F, 0.7255% 9/25/36 (g)	719,114	722,666
Series 2007-53 Class FB, 0.5555% 6/25/37 (g)	4,285,658	4,281,921
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Fannie Mae: - continued
floater:
Series 2007-85 Class FL, 0.6955% 9/25/37 (g)	$ 1,560,217	$ 1,568,757
Series 2007-89 Class FT, 0.7255% 9/25/37 (g)	1,307,453	1,317,937
Series 2012-110 Class JF, 0.6055% 10/25/42 (g)	2,929,237	2,920,126
Series 2012-122 Class LF, 0.5555% 11/25/42 (g)	14,972,123	14,829,827
Series 2012-93 Class FE, 0.5555% 9/25/42 (g)	8,169,678	8,157,508
Series 2013-44 Class FA, 0.408% 5/25/43 (g)	9,477,306	9,428,632
floater planned amortization class:
Series 2012-111 Class NF, 0.5055% 5/25/42 (g)	1,711,706	1,710,173
Series 2012-113 Class PF, 0.5055% 10/25/40 (g)	4,816,294	4,818,405
Series 2012-128 Class VF, 0.4055% 6/25/42 (g)	1,130,418	1,122,588
sequential payer Series 2012-120 Class FE 0.4555% 2/25/39 (g)	1,220,987	1,212,558
Freddie Mac:
floater:
Series 3349 Class FE, 0.6445% 7/15/37 (g)	1,690,958	1,700,039
Series 3376 Class FA, 0.7545% 10/15/37 (g)	1,622,979	1,636,052
Series 4087 Class FB, 0.6245% 7/15/42 (g)	15,724,472	15,712,435
floater planned amortization class Series 4094 Class BF, 0.5545% 8/15/32 (g)	2,540,070	2,547,168
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-133 Class FB, 0.6345% 10/16/40 (g)	2,669,868	2,672,955
Series 2012-93 Class NF, 0.557% 7/20/42 (g)	2,607,377	2,605,664
floater sequential payer Series 2010-113 Class JF, 0.557% 3/20/38 (g)	2,161,617	2,169,578
TOTAL U.S. GOVERNMENT AGENCY		81,134,989
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $83,624,049)		83,384,236
Commercial Mortgage Securities - 2.2%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2005-3 Class A4, 4.668% 7/10/43	2,332,000	2,431,353
Series 2006-2 Class AAB, 5.7192% 5/10/45 (g)	122,348	125,433
Series 2006-3 Class A4, 5.889% 7/10/44	3,026,584	3,284,144
Series 2006-4 Class A4, 5.634% 7/10/46	2,000,000	2,172,484
Series 2006-6 Class A3, 5.369% 10/10/45	554,000	568,611
Series 2005-3 Class A3B, 5.09% 7/10/43 (g)	860,000	885,107
Commercial Mortgage Securities - continued
	Principal Amount	Value
Banc of America Commercial Mortgage Trust: - continued
Series 2006-6 Class E, 5.619% 10/10/45 (d)	$ 160,000	$ 19,799
Series 2007-3:
Class A3, 5.6195% 6/10/49 (g)	459,301	459,110
Class A4, 5.6195% 6/10/49 (g)	577,000	640,442
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	2,000,000	2,161,712
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 0.5555% 11/25/35 (d)(g)	63,548	54,969
Series 2005-4A:
Class A2, 0.5455% 1/25/36 (d)(g)	158,875	132,334
Class M1, 0.6055% 1/25/36 (d)(g)	51,280	28,751
Series 2006-4A Class A2, 0.4255% 12/25/36 (d)(g)	481,786	363,978
Series 2007-1 Class A2, 0.4255% 3/25/37 (d)(g)	105,226	73,400
Series 2007-2A:
Class A1, 0.4255% 7/25/37 (d)(g)	290,583	234,789
Class A2, 0.4755% 7/25/37 (d)(g)	272,063	186,423
Class M1, 0.5255% 7/25/37 (d)(g)	92,603	29,556
Class M4, 0.8055% 7/25/37 (d)(g)	47,639	1,466
Series 2007-3:
Class A2, 0.4455% 7/25/37 (d)(g)	97,790	68,447
Class M1, 0.4655% 7/25/37 (d)(g)	51,824	33,187
Class M2, 0.4955% 7/25/37 (d)(g)	55,429	31,464
Class M3, 0.5255% 7/25/37 (d)(g)	88,777	38,926
Class M4, 0.6555% 7/25/37 (d)(g)	140,150	33,715
Class M5, 0.7555% 7/25/37 (d)(g)	71,202	12,038
Class M6, 0.9555% 7/25/37 (d)(g)	16,733	115
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2007-BBA8:
Class E, 0.4545% 3/15/22 (d)(g)	80,190	78,586
Class F, 0.5045% 3/15/22 (d)(g)	315,000	299,250
Series 2005-T20 Class A4B, 5.138% 10/12/42 (g)	700,000	745,229
Series 2006-T22 Class A4, 5.5801% 4/12/38 (g)	34,785	37,377
C-BASS Trust floater Series 2006-SC1 Class A, 0.4255% 5/25/36 (d)(g)	81,947	78,971
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A4, 5.7071% 12/10/49 (g)	3,500,000	3,919,055
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4:
Class A3, 5.293% 12/11/49	270,000	275,774
Class A4, 5.322% 12/11/49	27,120,202	29,935,062
Commercial Mortgage Securities - continued
	Principal Amount	Value
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (g)	$ 310,000	$ 301,926
COMM Mortgage Trust:
sequential payer:
Series 2012-CR3 Class A3, 2.822% 10/15/45	230,000	221,527
Series 2013-CR8 Class A4, 3.334% 6/10/46	500,000	495,602
Series 2013-CR12 Class A4, 4.046% 10/10/46	700,000	729,525
Series 2014-CR15 Class A2, 2.968% 2/10/47	2,100,000	2,170,558
COMM Mortgage Trust pass-thru certificates floater Series 2006-FL12 Class AJ, 0.2845% 12/15/20 (d)(g)	96,246	95,758
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A4, 5.6783% 6/15/39 (g)	4,653,879	5,093,708
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)	251,000	279,043
Credit Suisse First Boston Mortgage Capital Certificates floater Series 2007-TF2A Class B, 0.5045% 4/15/22 (d)(g)	988,000	931,973
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer Series 2005-C2 Class A4, 4.832% 4/15/37	400,000	413,147
Series 2006-C1 Class AM, 5.4646% 2/15/39 (g)	500,000	539,882
Credit Suisse Mortgage Capital Certificates:
floater Series 2007-TFL1:
Class C:
0.3245% 2/15/22 (d)(g)	197,436	195,785
0.4245% 2/15/22 (d)(g)	107,000	105,666
Class F, 0.4745% 2/15/22 (d)(g)	213,000	208,547
Series 2007-C1 Class B, 5.487% 2/15/40 (d)(g)	420,000	58,586
Freddie Mac:
sequential payer:
Series K033 Class A2, 3.06% 7/25/23	540,000	537,504
Series K034 Class A2, 3.531% 7/25/23	230,000	237,635
Series K032 Class A2, 3.31% 5/25/23	710,000	722,057
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	617,000	676,424
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 0.3471% 11/5/21 (d)(g)	104,000	103,280
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	8,519,000	9,390,971
Series 2006-GG7 Class A4, 5.8197% 7/10/38 (g)	5,406,451	5,905,570
GS Mortgage Securities Corp. Trust Series 2013- C, 2.974% 1/10/30 (d)	720,000	718,229
Commercial Mortgage Securities - continued
	Principal Amount	Value
GS Mortgage Securities Trust:
sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	$ 1,650,072	$ 1,805,713
Series 2014-GC18, 2.924% 1/10/47	800,000	826,490
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (d)	760,000	771,751
Class DFX, 4.4065% 11/5/30 (d)	5,431,000	5,546,043
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FL2A:
Class B, 0.3245% 11/15/18 (d)(g)	118,472	116,034
Class C, 0.3645% 11/15/18 (d)(g)	84,336	82,143
Class F, 0.4845% 11/15/18 (d)(g)	57,563	54,685
Class G, 0.5145% 11/15/18 (d)(g)	49,865	47,248
sequential payer:
Series 2006-CB17:
Class A3, 5.45% 12/12/43	15,508	15,491
Class A4, 5.429% 12/12/43	2,540,000	2,745,382
Series 2007-CB18 Class A4, 5.44% 6/12/47	22,493,095	24,775,334
Series 2007-CB19 Class A4, 5.7093% 2/12/49 (g)	14,440,000	16,120,575
Series 2007-CB20 Class A4, 5.794% 2/12/51	10,000,000	11,242,710
Series 2007-LD11 Class A4, 5.8134% 6/15/49 (g)	44,825,239	49,991,213
Series 2007-LDPX Class A3, 5.42% 1/15/49	1,160,000	1,282,523
Series 2005-LDP4 Class AM, 4.999% 10/15/42 (g)	570,000	602,784
Series 2006-LDP7 Class A4, 5.8726% 4/15/45 (g)	4,340,000	4,741,862
Series 2007-CB19:
Class B, 5.7093% 2/12/49 (g)	24,000	7,717
Class C, 5.7093% 2/12/49 (g)	62,000	13,027
Class D, 5.7093% 2/12/49 (g)	65,000	12,029
Series 2007-LDP10:
Class CS, 5.466% 1/15/49 (g)	23,000	4,082
Class ES, 5.7261% 1/15/49 (d)(g)	143,000	6,786
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.8924% 7/15/44 (g)	2,110,000	2,368,040
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C7 Class A2, 5.3% 11/15/38	143,134	148,435
Series 2007-C7 Class A3, 5.866% 9/15/45	8,800,349	10,032,979
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA Class H, 0.5545% 9/15/21 (d)(g)	42,365	42,053
Merrill Lynch Mortgage Trust:
sequential payer Series 2005-CIP1 Class A2, 4.96% 7/12/38	132,323	132,379
Commercial Mortgage Securities - continued
	Principal Amount	Value
Merrill Lynch Mortgage Trust: - continued
Series 2005-LC1 Class F, 5.4207% 1/12/44 (d)(g)	$ 241,000	$ 216,498
Series 2006-C1 Class AM, 5.6868% 5/12/39 (g)	820,000	893,085
Series 2007-C1 Class A4, 5.8409% 6/12/50 (g)	7,022,000	7,902,320
Series 2008-C1 Class A4, 5.69% 2/12/51	582,750	652,816
Merrill Lynch-CFC Commercial Mortgage Trust:
floater Series 2006-4 Class A2FL, 0.2748% 12/12/49 (g)	13,741	13,706
sequential payer:
Series 2006-4:
Class A3, 5.172% 12/12/49 (g)	12,020,000	13,008,393
Class ASB, 5.133% 12/12/49 (g)	119,018	122,423
Series 2007-6 Class A4, 5.485% 3/12/51 (g)	2,446,000	2,708,184
Series 2007-7 Class A4, 5.7439% 6/12/50 (g)	1,504,000	1,678,001
Series 2006-1 Class AM, 5.5185% 2/12/39 (g)	970,000	1,053,772
Series 2007-6 Class B, 5.635% 3/12/51 (g)	277,000	66,385
Series 2007-7 Class B, 5.7439% 6/12/50 (g)	356,000	14,414
Series 2007-8 Class A3, 5.8943% 8/12/49 (g)	239,000	268,835
Morgan Stanley BAML Trust Series 2014-C14 Class A2, 3.077% 2/15/47	2,500,000	2,579,608
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.355% 7/15/19 (d)(g)	57,391	43,187
Series 2007-XLFA:
Class C, 0.315% 10/15/20 (d)(g)	159,000	154,403
Class D, 0.345% 10/15/20 (d)(g)	107,000	103,371
Class E, 0.405% 10/15/20 (d)(g)	134,000	128,786
Series 2006-T23 Class A3, 5.8071% 8/12/41 (g)	141,000	142,653
Series 2007-HQ12 Class A4, 5.6007% 4/12/49 (g)	1,466,000	1,499,272
Series 2007-IQ14:
Class A4, 5.692% 4/15/49 (g)	4,221,000	4,677,944
Class B, 5.7406% 4/15/49 (g)	68,000	14,282
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2005-C16 Class AJ, 4.896% 10/15/41 (g)	500,000	512,979
Series 2006-WL7A:
Class F, 0.4945% 9/15/21 (d)(g)	229,428	227,994
Class G, 0.5145% 9/15/21 (d)(g)	285,000	279,300
Series 2007-WHL8 Class F, 0.6345% 6/15/20 (d)(g)	686,000	625,900
sequential payer:
Series 2006-C28 Class A4, 5.572% 10/15/48	210,000	229,882
Series 2006-C29 Class A4, 5.308% 11/15/48	1,366,455	1,494,739
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust: - continued
sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	$ 22,377,000	$ 24,667,512
Series 2007-C31:
Class A4, 5.509% 4/15/47	48,090,000	52,529,284
Class A5, 5.5% 4/15/47	3,030,000	3,367,427
Series 2007-C33:
Class A4, 5.9216% 2/15/51 (g)	16,542,000	18,252,658
Class A5, 5.9216% 2/15/51 (g)	4,253,000	4,797,724
Series 2005-C19 Class B, 4.892% 5/15/44	277,000	285,702
Series 2005-C22:
Class B, 5.3811% 12/15/44 (g)	614,000	602,895
Class F, 5.3811% 12/15/44 (d)(g)	462,000	110,886
Series 2006-C27 Class A3, 5.765% 7/15/45 (g)	836,685	903,226
Series 2007-C31 Class C, 5.672% 4/15/47 (g)	1,142,000	946,041
Series 2007-C31A Class A2, 5.421% 4/15/47	331,774	331,854
Series 2007-C32:
Class D, 5.7499% 6/15/49 (g)	208,000	93,977
Class E, 5.7499% 6/15/49 (g)	328,000	110,974
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C11 Class A4, 3.037% 3/15/45	365,000	355,538
Series 2014-LC14 Class A2, 2.862% 3/15/47	1,600,000	1,648,115
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $362,573,573)		363,426,413
Municipal Securities - 0.4%

Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49	500,000	649,940
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (g)	465,000	474,091
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	435,000	585,110
6.2% 3/1/19	1,340,000	1,592,697
7.3% 10/1/39	4,395,000	5,913,780
7.5% 4/1/34	2,915,000	3,955,742
7.6% 11/1/40	9,910,000	13,970,821
7.625% 3/1/40	6,375,000	8,891,468
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35	700,000	832,874
Municipal Securities - continued
	Principal Amount	Value
Curators of the Univ. of Missouri Sys. Facilities Rev. Series 2010 A, 5.792% 11/1/41	$ 200,000	$ 246,180
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	85,193
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2010 A, 5.522% 10/1/44	150,000	167,682
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	14,705,000	14,452,956
Series 2010-1, 6.63% 2/1/35	1,580,000	1,746,421
Series 2010-3:
6.725% 4/1/35	2,510,000	2,795,663
7.35% 7/1/35	810,000	946,477
Series 2011:
5.665% 3/1/18	1,480,000	1,642,267
5.877% 3/1/19	2,305,000	2,586,279
Series 2013:
1.84% 12/1/16	2,445,000	2,450,183
3.6% 12/1/19	2,105,000	2,100,643
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	179,004
New Jersey Tpk. Auth. Tpk. Rev. Series 2010 A, 7.102% 1/1/41	1,000,000	1,373,150
Ohio State Univ. Gen. Receipts Series 2010 C, 4.91% 6/1/40	75,000	80,952
Port Auth. of New York & New Jersey:
174th Series, 4.458% 10/1/62	500,000	462,085
Series 180, 4.96% 8/1/46	250,000	258,983
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	350,000	377,664
TOTAL MUNICIPAL SECURITIES (Cost $67,276,272)		68,818,305
Foreign Government and Government Agency Obligations - 0.3%

Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (d)	3,390,000	3,453,563
5.75% 9/26/23 (d)	3,103,000	3,161,181
Brazilian Federative Republic:
4.25% 1/7/25	3,710,000	3,570,875
8.25% 1/20/34	250,000	323,125
Chilean Republic 3.875% 8/5/20	800,000	848,000
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value
Israeli State 4% 6/30/22	$ 300,000	$ 314,625
United Mexican States:
3.5% 1/21/21	15,204,000	15,394,050
4% 10/2/23	7,528,000	7,622,100
4.75% 3/8/44	3,482,000	3,246,965
5.625% 1/15/17	4,610,000	5,163,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $43,326,315)		43,097,684
Fixed-Income Funds - 71.2%
	Shares
High Yield Fixed-Income Funds - 0.8%
MainStay High Yield Corporate Bond Fund Class A	10,417,782	63,861,004
T. Rowe Price High Yield Fund Advisor Class	8,967,539	65,014,657
TOTAL HIGH YIELD FIXED-INCOME FUNDS		128,875,661
Intermediate-Term Bond Funds - 70.1%
BlackRock Strategic Income Opportunities Fund Investor A	47,127,639	482,587,021
DoubleLine Total Return Bond Fund	72,303,681	792,448,339
Fidelity GNMA Fund (h)	29,132,597	333,276,914
ING Intermediate Bond Fund - Class A	26,401,533	262,695,257
JPMorgan Core Bond Fund Class A	126,345,923	1,471,929,999
Metropolitan West Total Return Bond Fund Class M	153,528,878	1,644,294,280
PIMCO Credit Absolute Return Fund Institutional Class	10,601,164	112,902,397
PIMCO Mortgage Opportunities Fund Institutional Class	13,711,086	151,918,828
PIMCO Total Return Fund Administrative Class	323,518,879	3,513,415,016
Spartan U.S. Bond Index Fund Investor Class (h)	24,096,976	278,320,078
Templeton Global Bond Fund Class A	8,545,131	110,573,996
Westcore Plus Bond Fund	16,036,966	174,802,928
Western Asset Core Bond Fund Class F	58,881,144	710,695,408
Western Asset Core Plus Bond Fund	145,144,665	1,656,100,630
TOTAL INTERMEDIATE-TERM BOND FUNDS		11,695,961,091
Fixed-Income Funds - continued
	Shares	Value
Long-Term Bond Funds - 0.3%
PIMCO Long-Term Credit Fund Institutional Class	4,555,852	$ 55,672,506
TOTAL FIXED-INCOME FUNDS (Cost $11,847,467,569)		11,880,509,258
Short-Term Funds - 3.4%

Short-Term Funds - 3.4%
Prudential Short-Term Corporate Bond Fund, Inc. Class A (Cost $575,858,011)	50,265,893	572,528,521
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.10% (a)	143,365,412	143,365,412
SSgA U.S. Treasury Money Market Fund, 0% (b)	79,354,370	79,354,370
TOTAL MONEY MARKET FUNDS (Cost $222,719,782)		222,719,782
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $16,809,509,771)		16,877,437,656
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(198,211,211)
NET ASSETS - 100%		$ 16,679,226,445
TBA Sale Commitments
	Principal Amount
Fannie Mae
3% 3/1/29	$ (2,500,000)	(2,587,305)
3% 3/1/44	(2,100,000)	(2,039,523)
3% 3/1/44	(9,300,000)	(9,032,173)
3% 3/1/44	(4,500,000)	(4,370,406)
3.5% 3/1/44	(12,800,000)	(12,973,708)
3.5% 3/1/44	(4,300,000)	(4,358,355)
3.5% 3/1/44	(4,300,000)	(4,358,355)
3.5% 3/1/44	(9,000,000)	(9,122,138)
4% 3/1/44	(4,600,000)	(4,820,656)
4% 3/1/44	(5,100,000)	(5,344,641)
4% 3/1/44	(5,100,000)	(5,344,641)
4% 3/1/44	(1,500,000)	(1,571,953)
4.5% 3/1/44	(7,300,000)	(7,840,319)
TBA Sale Commitments - continued
	Principal Amount	Value
Fannie Mae - continued
4.5% 3/1/44	$ (1,500,000)	$ (1,611,024)
4.5% 3/1/44	(7,300,000)	(7,840,319)
5% 3/1/44	(3,000,000)	(3,285,703)
TOTAL FANNIE MAE		(86,501,219)
Ginnie Mae
4% 3/1/44	(1,500,000)	(1,590,469)
TOTAL TBA SALE COMMITMENTS (Proceeds $87,719,781)		$ (88,091,688)
Swaps
Credit Default Swaps
Underlying Reference	Expiration Date	Clearinghouse/ Counterparty	Fixed Payment Received/ (Paid)	Notional Amount	Value	Upfront Premium Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Buy Protection
Deutsche Bank AG	Dec. 2018	Credit Suisse	(1%)	$ 2,000,000	$ (18,982)	$ (99,995)	$ (118,977)
Deutsche Bank AG	Mar. 2019	JPMorgan Chase, Inc.	(1%)	1,655,634	(13,958)	(97,221)	(111,179)
National Australia Bank Ltd	Dec. 2018	Credit Suisse	(1%)	2,000,000	7,244	(166,281)	(159,037)
National Australia Bank Ltd	Dec. 2018	Credit Suisse	(1%)	2,000,000	7,244	(142,750)	(135,506)
Societe Generale	Dec. 2017	Credit Suisse	(3%)	1,764,000	(158,881)	20,942	(137,939)
Societe Generale	Dec. 2017	Credit Suisse	(3%)	1,765,000	(158,971)	55,315	(103,656)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse	(1%)	1,500,000	(17,547)	(27,397)	(44,944)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse	(1%)	1,765,000	(20,647)	(72,763)	(93,410)
TOTAL CREDIT DEFAULT SWAPS					$ (374,498)	$ (530,150)	$ (904,648)
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $96,615,942 or 0.6% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) A portion of the security is subject to a forward commitment to sell.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Affiliated Fund
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 188,636
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 338,085,469	$ 55,139,320	$ 51,726,280	$ 6,745,380	$ 333,276,914
Spartan Long-Term Treasury Bond Index Fund Investor Class	59,816,667	9,451,277	63,089,597	950,843	-
Spartan U.S. Bond Index Fund Investor Class	748,814,170	165,557,990	615,921,516	10,952,594	278,320,078
Total	$ 1,146,716,306	$ 230,148,587	$ 730,737,393	$ 18,648,817	$ 611,596,992
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,293,807,016	$ -	$ 1,293,807,016	$ -
U.S. Government and Government Agency Obligations	1,506,903,382	-	1,506,903,382	-
U.S. Government Agency - Mortgage Securities	836,325,437	-	836,325,437	-
Asset-Backed Securities	5,917,622	-	5,907,740	9,882
Collateralized Mortgage Obligations	83,384,236	-	83,201,554	182,682
Commercial Mortgage Securities	363,426,413	-	363,178,275	248,138
Municipal Securities	68,818,305	-	68,818,305	-
Foreign Government and Government Agency Obligations	43,097,684	-	43,097,684	-
Fixed-Income Funds	11,880,509,258	11,880,509,258	-	-
Short-Term Funds	572,528,521	572,528,521	-	-
Money Market Funds	222,719,782	222,719,782	-	-
Total Investments in Securities:	$ 16,877,437,656	$ 12,675,757,561	$ 4,201,239,393	$ 440,702
Derivative Instruments:
Assets
Swaps	$ 14,488	$ -	$ 14,488	$ -
Liabilities
Swaps	$ (388,986)	$ -	$ (388,986)	$ -
Total Derivative Instruments:	$ (374,498)	$ -	$ (374,498)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (88,091,688)	$ -	$ (88,091,688)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps (a)	$ 14,488	$ (388,986)
Total Value of Derivatives	$ 14,488	$ (388,986)
(a) For bi-lateral OTC swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $16,050,674,187)	$ 16,122,475,252
Fidelity Central Funds (cost $143,365,412)	143,365,412
Affiliated issuers (cost $615,470,172)	611,596,992
Total Investments (cost $16,809,509,771)		$ 16,877,437,656
Receivable for investments sold, regular delivery		5,987,233
Receivable for TBA sale commitments		87,719,781
Receivable for fund shares sold		16,956,415
Dividends receivable		22,605,842
Interest receivable		24,375,400
Distributions receivable from Fidelity Central Funds		10,214
Bi-lateral OTC swaps, at value		14,488
Prepaid expenses		8,519
Other receivables		23,287
Total assets		17,035,138,835

Liabilities
Payable for investments purchased Regular delivery	$ 64,070,654
Delayed delivery	191,552,910
TBA sale commitments, at value	88,091,688
Payable for fund shares redeemed	10,256,687
Distributions payable	28,131
Bi-lateral OTC swaps, at value	388,986
Accrued management fee	438,888
Other affiliated payables	470,075
Other payables and accrued expenses	614,371
Total liabilities		355,912,390

Net Assets		$ 16,679,226,445
Net Assets consist of:
Paid in capital		$ 16,649,218,884
Undistributed net investment income		5,127,858
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,771,627)
Net unrealized appreciation (depreciation) on investments		66,651,330
Net Assets, for 1,572,563,422 shares outstanding		$ 16,679,226,445
Net Asset Value, offering price and redemption price per share ($16,679,226,445 ÷ 1,572,563,422 shares)		$ 10.61

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 284,347,240
Affiliated issuers		18,648,817
Interest		90,441,457
Income from Fidelity Central Funds		188,636
Total income		393,626,150

Expenses
Management fee	$ 42,665,697
Transfer agent fees	3,795,926
Accounting fees and expenses	1,587,786
Custodian fees and expenses	116,003
Independent trustees' compensation	175,050
Registration fees	872,693
Audit	93,310
Legal	108,267
Miscellaneous	196,471
Total expenses before reductions	49,611,203
Expense reductions	(37,847,604)	11,763,599
Net investment income (loss)		381,862,551
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(54,340,036)
Affiliated issuers	(23,034,945)
Foreign currency transactions	(139,264)
Futures contracts	(275,141)
Swaps	(336,384)
Realized gain distributions from underlying funds:
Unaffiliated issuers	43,234,708
Affiliated issuers	2,396,656
Total net realized gain (loss)		(32,494,406)
Change in net unrealized appreciation (depreciation) on: Investment securities	(256,228,626)
Assets and liabilities in foreign currencies	2,750
Swaps	(216,811)
Delayed delivery commitments	(194,644)
Total change in net unrealized appreciation (depreciation)		(256,637,331)
Net gain (loss)		(289,131,737)
Net increase (decrease) in net assets resulting from operations		$ 92,730,814

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 381,862,551	$ 327,415,245
Net realized gain (loss)	(32,494,406)	171,928,111
Change in net unrealized appreciation (depreciation)	(256,637,331)	82,500,627
Net increase (decrease) in net assets resulting from operations	92,730,814	581,843,983
Distributions to shareholders from net investment income	(374,502,913)	(324,127,068)
Distributions to shareholders from net realized gain	(51,946,149)	(147,351,129)
Total distributions	(426,449,062)	(471,478,197)
Share transactions Proceeds from sales of shares	7,067,762,069	5,114,614,984
Reinvestment of distributions	425,982,304	470,539,916
Cost of shares redeemed	(3,410,165,897)	(1,919,171,045)
Net increase (decrease) in net assets resulting from share transactions	4,083,578,476	3,665,983,855
Total increase (decrease) in net assets	3,749,860,228	3,776,349,641

Net Assets
Beginning of period	12,929,366,217	9,153,016,576
End of period (including undistributed net investment income of $5,127,858 and undistributed net investment income of $5,043,480, respectively)	$ 16,679,226,445	$ 12,929,366,217
Other Information Shares
Sold	666,349,558	469,532,806
Issued in reinvestment of distributions	40,177,388	43,225,582
Redeemed	(322,924,200)	(176,408,575)
Net increase (decrease)	383,602,746	336,349,813

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 G	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.74	$ 10.52	$ 10.30	$ 9.02
Income from Investment Operations
Net investment income (loss) B	.267	.329	.372	.376	.488
Net realized and unrealized gain (loss)	(.224)	.269	.371	.372	1.326
Total from investment operations	.043	.598	.743	.748	1.814
Distributions from net investment income	(.263)	(.327)	(.373)	(.373)	(.504)
Distributions from net realized gain	(.040)	(.141)	(.150)	(.155)	(.030)
Total distributions	(.303)	(.468)	(.523)	(.528)	(.534)
Net asset value, end of period	$ 10.61	$ 10.87	$ 10.74	$ 10.52	$ 10.30
Total Return A	.43%	5.65%	7.26%	7.36%	20.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.33%	.33%	.35%	.28%	.25%
Expenses net of fee waivers, if any	.08%	.08%	.10%	.03%	.00%
Expenses net of all reductions	.08%	.08%	.10%	.03%	.00%
Net investment income (loss)	2.52%	3.03%	3.52%	3.57%	4.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,679,226	$ 12,929,366	$ 9,153,017	$ 4,791,587	$ 2,647,194
Portfolio turnover rate D	78%	81%	113%	44% F	10%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds or Underlying Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 248,174,128
Gross unrealized depreciation	(186,329,019)
Net unrealized appreciation (depreciation) on securities and other investments	$ 61,845,109

Tax Cost	$ 16,815,592,547

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,707,480
Capital loss carryforward	$ (34,287,007)
Net unrealized appreciation (depreciation)	$ 60,610,374

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (34,287,007)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 383,833,384	$ 440,309,887
Long-term Capital Gains	42,615,678	31,168,310
Total	$ 426,449,062	$ 471,478,197

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempt to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions.

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3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$ (336,384)	$ (216,811)
Interest Rate Risk
Futures Contracts	(275,141)	-
Totals (a)	$ (611,525)	$ (216,811)

(a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and to fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

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3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain

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Notes to Financial Statements - continued

3. Derivative Instruments - continued

Credit Default Swaps - continued

credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $4,960,065,318 and $1,500,498,612, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser, and Prudential Investment Management, Inc., each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .03% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not

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Notes to Financial Statements - continued

6. Investments in Fidelity Central Funds - continued

include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by FIMM, an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26,543 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $37,847,604.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMR Co.), Fidelity Management & Research (U.K.) Inc. (FMR (U.K.)), Fidelity Management & Research (Japan) Inc. (FMR (Japan)), and Fidelity Management & Research (Hong Kong) Limited (FMR (H.K.)) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIMM, FMR Co., FMR (U.K.), FMR (Japan), and FMR (H.K.) (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and three-year periods and in the first quartile for the five-year period and that the fund had out-performed 65%, 71%, and 80% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.60%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Prudential Investment
Management, Inc.

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SSC-UANN-0414
1.926375.103

Strategic Advisers® Core Income Multi-Manager Fund

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Strategic Advisers® Core Income Multi-Manager Fund	0.29%	2.24%

A From June 19, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Against the backdrop of shifting global economic and interest rate outlook, U.S. taxable investment-grade bonds were volatile during the 12 months ending February 28, 2014, with the Barclays® U.S. Aggregate Bond Index managing only a modest 0.15% gain. Bonds came under pressure from the beginning of the period through August as interest rates spiked higher on signals from the U.S. Federal Reserve that it could begin tapering its bond-buying program prior to year-end. Also, surprisingly strong economic data tempered demand for yield-bearing investments. However, the market rebounded in September and October, after the Fed surprised investors by not pulling back on its bond-buying program. After weakness in November and December, bonds staged a spirited comeback in January and February when volatility in emerging-markets currencies triggered a movement of cash into U.S. fixed-income assets. Slower-than-expected U.S. economic growth also fueled investors' appetite for bonds, even as the Fed began to dial back its bond purchases. Pacing the bond market during the 12-month period were commercial mortgage-backed securities, up 1.79%, investment-grade credit, up 0.90%, and mortgage-backed securities, up 0.64%. U.S. Treasuries and government-agency securities lagged, returning -0.88% and -0.21%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Multi-Manager Fund: For the year, Strategic Advisers® Core Income Multi-Manager Fund (a class of the Fund) returned 0.29%, outpacing the 0.15% gain of the Barclays index. Relative to the benchmark, Metropolitan West Total Return Bond Fund, Western Asset Core Plus Bond Fund and DoubleLine Total Return Bond Fund were the top-contributing managers, as they benefited from allocations to non-government-agency mortgage-backed securities. Metropolitan West and Western Asset also were helped by holdings of investment-grade and high-yield corporate bonds. Sub-adviser Pyramis Global Advisors - our largest manager allocation, on average - gained due to an overweighting in commercial mortgage-backed securities and, within corporate credit, a sizable overweighting in bonds issued by banks and other types of financial institutions. On the downside, PIMCO Total Return Fund - the Fund's second-largest manager allocation - was the primary detractor. During the period's first half, a large out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) hurt its performance, as did a position in emerging-markets debt and underweighted exposure to corporate credit. PIMCO Long-Term Credit Fund also was a small detractor and it was sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Core Income Multi-Manager and Class F and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,034.70	$ 1.16 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class F	.23%
Actual		$ 1,000.00	$ 1,033.60	$ 1.16 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class L	.23%
Actual		$ 1,000.00	$ 1,019.70	$ .69 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class N	.48%
Actual		$ 1,000.00	$ 1,019.00	$ 1.45 C
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.41 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Core Income Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	24.3	23.7
Western Asset Core Plus Bond Fund Class I	14.5	13.5
Metropolitan West Total Return Bond Fund Class I	10.2	9.3
JPMorgan Core Bond Fund Select Class	10.1	11.3
U.S. Treasury Obligations	7.4	6.0
Western Asset Core Bond Fund Class I	5.8	6.0
Doubleline Total Return Bond Fund Class I	5.6	5.5
Prudential Short-Term Corporate Bond Fund Class Z	3.9	3.0
Fidelity GNMA Fund	2.3	2.3
Fannie Mae	2.1	4.7
	86.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Corporate Bonds 8.8%	Corporate Bonds 6.7%
U.S. Government and U.S. Government Agency Obligations 11.3%	U.S. Government and U.S. Government Agency Obligations 12.7%
CMOs and Other Mortgage Related Securities 2.3%	CMOs and Other Mortgage Related Securities 2.4%
Municipal Securities 0.6%	Municipal Securities 0.5%
Intermediate-Term Bond Funds 72.8%	Intermediate-Term Bond Funds 71.6%
Long Government Bond Funds 0.0%	Long Government Bond Funds 0.4%
Long Term Bond Fund 0.0%	Long Term Bond Fund 1.0%
Other Investments 0.2%	Other Investments 0.0%
Short-Term Funds 3.9%	Short-Term Funds 3.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.7%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.8%
Auto Components - 0.0%
TRW Automotive, Inc. 4.5% 3/1/21 (c)	$ 2,000	$ 2,070
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19 (c)	2,000	2,016
4.25% 6/15/23 (c)	9,000	9,239
5.75% 6/15/43 (c)	6,000	6,604
		17,859
Media - 0.7%
COX Communications, Inc. 3.25% 12/15/22 (c)	4,000	3,764
Discovery Communications LLC:
3.25% 4/1/23	2,000	1,916
4.875% 4/1/43	3,000	2,909
NBCUniversal, Inc. 5.15% 4/30/20	100,000	114,348
Time Warner Cable, Inc.:
4% 9/1/21	118,000	122,609
4.5% 9/15/42	14,000	12,754
5.5% 9/1/41	5,000	5,185
5.85% 5/1/17	4,000	4,524
5.875% 11/15/40	4,000	4,317
8.25% 4/1/19	13,000	16,370
Viacom, Inc.:
2.5% 9/1/18	2,000	2,042
4.25% 9/1/23	22,000	22,723
		313,461
TOTAL CONSUMER DISCRETIONARY		333,390
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Heineken NV:
1.4% 10/1/17 (c)	5,000	4,989
2.75% 4/1/23 (c)	5,000	4,661
		9,650
Food & Staples Retailing - 0.0%
CVS Caremark Corp. 4% 12/5/23	8,000	8,207
Walgreen Co. 1.8% 9/15/17	4,000	4,051
		12,258
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.0%
ConAgra Foods, Inc.:
1.9% 1/25/18	$ 4,000	$ 3,994
3.2% 1/25/23	4,000	3,804
		7,798
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,565
4% 1/31/24	6,000	6,001
4.25% 8/9/42	7,000	6,174
4.75% 5/5/21	20,000	21,844
5.375% 1/31/44	10,000	10,440
9.7% 11/10/18	2,000	2,659
Reynolds American, Inc.:
3.25% 11/1/22	50,000	47,543
4.75% 11/1/42	8,000	7,517
6.15% 9/15/43	4,000	4,514
		113,257
TOTAL CONSUMER STAPLES		142,963
ENERGY - 1.0%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (c)	100,000	102,848
Oil, Gas & Consumable Fuels - 0.8%
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	5,127
3.875% 3/15/23	18,000	17,452
Petrobras Global Finance BV:
4.375% 5/20/23	45,000	40,800
5.625% 5/20/43	10,000	8,442
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	100,000	102,750
5.75% 1/20/20	3,000	3,122
Petroleos Mexicanos:
3.5% 1/30/23	10,000	9,350
5.5% 6/27/44	120,000	113,467
6.5% 6/2/41	15,000	16,175
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Spectra Energy Partners, LP 2.95% 9/25/18	$ 2,000	$ 2,060
Williams Partners LP 4.3% 3/4/24	8,000	8,016
		326,761
TOTAL ENERGY		429,609
FINANCIALS - 5.0%
Capital Markets - 1.2%
Affiliated Managers Group, Inc. 4.25% 2/15/24	4,000	4,034
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	30,000
2.625% 1/31/19	24,000	24,137
2.9% 7/19/18	29,000	29,805
5.75% 1/24/22	8,000	9,139
6.75% 10/1/37	190,000	219,359
Lazard Group LLC 4.25% 11/14/20	5,000	5,261
Morgan Stanley:
2.125% 4/25/18	15,000	15,086
3.75% 2/25/23	36,000	35,960
4.875% 11/1/22	138,000	145,671
5% 11/24/25	3,000	3,117
		521,569
Commercial Banks - 0.4%
Credit Suisse AG 6% 2/15/18	2,000	2,315
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,087
Regions Financial Corp.:
2% 5/15/18	10,000	9,849
5.75% 6/15/15	100,000	105,689
Royal Bank of Scotland Group PLC:
6% 12/19/23	35,000	36,040
6.1% 6/10/23	13,000	13,497
6.125% 12/15/22	29,000	30,442
		198,919
Consumer Finance - 0.1%
General Electric Capital Corp. 1% 12/11/15	8,000	8,073
Hyundai Capital America:
1.625% 10/2/15 (c)	3,000	3,031
1.875% 8/9/16 (c)	3,000	3,045
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
Hyundai Capital America: - continued
2.125% 10/2/17 (c)	$ 4,000	$ 4,043
2.875% 8/9/18 (c)	5,000	5,122
		23,314
Diversified Financial Services - 1.0%
Bank of America Corp.:
2.6% 1/15/19	21,000	21,259
3.3% 1/11/23	69,000	67,161
4.1% 7/24/23	10,000	10,279
4.125% 1/22/24	100,000	102,282
BP Capital Markets PLC 3.814% 2/10/24	10,000	10,115
Citigroup, Inc.:
4.05% 7/30/22	4,000	4,050
5.5% 9/13/25	4,000	4,314
6.125% 5/15/18	31,000	35,916
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,017
3.25% 9/23/22	22,000	21,653
4.5% 1/24/22	100,000	108,163
5.625% 8/16/43	50,000	54,586
		443,795
Insurance - 0.4%
American International Group, Inc.:
4.875% 6/1/22	6,000	6,597
5.6% 10/18/16	9,000	10,005
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,234
MetLife, Inc.:
1.756% 12/15/17 (b)	5,000	5,070
3.048% 12/15/22	10,000	9,715
4.368% 9/15/23	8,000	8,491
Pacific LifeCorp:
5.125% 1/30/43 (c)	11,000	10,740
6% 2/10/20 (c)	2,000	2,278
Prudential Financial, Inc.:
2.3% 8/15/18	1,000	1,011
4.5% 11/16/21	100,000	109,269
Unum Group 5.75% 8/15/42	12,000	12,909
		178,319
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.8%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	$ 3,000	$ 2,876
AvalonBay Communities, Inc.:
3.625% 10/1/20	5,000	5,176
4.2% 12/15/23	20,000	20,659
Boston Properties, Inc. 3.85% 2/1/23	25,000	25,120
Camden Property Trust:
2.95% 12/15/22	4,000	3,770
4.25% 1/15/24	8,000	8,187
Developers Diversified Realty Corp.:
4.75% 4/15/18	132,000	143,694
9.625% 3/15/16	3,000	3,486
Duke Realty LP:
3.625% 4/15/23	5,000	4,768
3.875% 10/15/22	8,000	7,839
5.95% 2/15/17	100,000	112,075
Equity One, Inc. 3.75% 11/15/22	20,000	19,216
Health Care REIT, Inc.:
2.25% 3/15/18	5,000	5,040
4.7% 9/15/17	2,000	2,199
Retail Opportunity Investments Partnership LP 5% 12/15/23	2,000	2,074
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,898
		368,077
Real Estate Management & Development - 1.1%
BioMed Realty LP 4.25% 7/15/22	4,000	3,985
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	9,775
4.95% 4/15/18	7,000	7,583
ERP Operating LP 4.625% 12/15/21	275,000	298,067
Liberty Property LP:
3.375% 6/15/23	25,000	23,548
5.5% 12/15/16	100,000	110,434
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,103
3.15% 5/15/23	12,000	10,787
Mid-America Apartments LP 4.3% 10/15/23	2,000	2,022
Tanger Properties LP 3.875% 12/1/23	4,000	4,003
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	$ 6,000	$ 6,013
4% 4/30/19	3,000	3,209
		488,529
TOTAL FINANCIALS		2,222,522
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Aetna, Inc.:
1.5% 11/15/17	2,000	1,995
2.75% 11/15/22	5,000	4,719
Express Scripts Holding Co. 3.5% 11/15/16	100,000	106,076
UnitedHealth Group, Inc.:
2.75% 2/15/23	2,000	1,885
2.875% 3/15/23	13,000	12,390
WellPoint, Inc. 3.3% 1/15/23	21,000	20,239
		147,304
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	3,000	3,084
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17	10,000	10,073
2.9% 11/6/22	11,000	10,626
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	3,000	3,000
Zoetis, Inc. 3.25% 2/1/23	4,000	3,860
		27,559
TOTAL HEALTH CARE		177,947
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	2,000	1,992
MATERIALS - 0.2%
Metals & Mining - 0.2%
Barrick Gold Corp.:
3.85% 4/1/22	6,000	5,752
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
Barrick Gold Corp.: - continued
4.1% 5/1/23	$ 66,000	$ 63,198
Freeport-McMoRan Copper & Gold, Inc. 3.875% 3/15/23	5,000	4,841
		73,791
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
5.35% 9/1/40	6,000	6,159
5.55% 8/15/41	120,000	126,374
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,145
6% 4/1/17	2,000	2,210
6.15% 9/15/19	2,000	2,150
Embarq Corp. 7.082% 6/1/16	6,000	6,719
Verizon Communications, Inc. 6.55% 9/15/43	135,000	165,305
		311,062
UTILITIES - 0.4%
Electric Utilities - 0.2%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,833
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,245
Duke Energy Corp.:
2.1% 6/15/18	5,000	5,057
3.95% 10/15/23	2,000	2,051
FirstEnergy Corp.:
2.75% 3/15/18	8,000	8,064
4.25% 3/15/23	30,000	29,438
7.375% 11/15/31	1,000	1,152
Monongahela Power Co. 4.1% 4/15/24 (c)	4,000	4,139
Northeast Utilities:
1.45% 5/1/18	3,000	2,936
2.8% 5/1/23	12,000	11,315
PPL Capital Funding, Inc. 3.4% 6/1/23	6,000	5,785
		77,015
Multi-Utilities - 0.2%
Dominion Resources, Inc. 2.5469% 9/30/66 (e)	2,000	1,847
NiSource Finance Corp. 4.45% 12/1/21	100,000	105,908
PG&E Corp. 2.4% 3/1/19	2,000	2,005
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - continued
Puget Energy, Inc. 6% 9/1/21	$ 2,000	$ 2,307
Sempra Energy 2.875% 10/1/22	4,000	3,806
		115,873
TOTAL UTILITIES		192,888
TOTAL NONCONVERTIBLE BONDS (Cost $3,823,518)		3,886,164
U.S. Treasury Obligations - 7.4%

U.S. Treasury Notes:
0.375% 3/15/15	610,000	611,382
0.375% 1/15/16	144,000	144,219
0.625% 11/30/17	658,000	647,770
0.75% 10/31/17	196,000	194,163
0.75% 12/31/17	499,000	492,763
1.25% 10/31/18	680,000	675,166
1.375% 9/30/18	42,000	41,997
1.5% 1/31/19	300,000	300,141
2% 2/28/21	96,000	95,175
2.125% 1/31/21	53,000	53,050
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,256,601)		3,255,826
U.S. Government Agency - Mortgage Securities - 3.1%

Fannie Mae - 1.5%
3% 3/1/29 (d)	100,000	103,492
3% 7/1/43	99,399	96,660
3.5% 9/1/42 to 6/1/43	144,727	145,024
4% 3/1/42	94,207	98,980
4.5% 3/1/41 to 10/1/41	62,096	66,808
4.5% 3/1/44 (d)	100,000	107,402
5% 6/1/35	58,532	64,321
TOTAL FANNIE MAE		682,687
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - 0.8%
3% 2/1/43	$ 94,722	$ 92,054
3.5% 10/1/42 to 8/1/43	242,890	244,233
TOTAL FREDDIE MAC		336,287
Ginnie Mae - 0.8%
3.5% 4/20/42	91,663	94,556
4% 3/1/44 (d)	100,000	106,031
5% 10/15/33	131,317	144,716
TOTAL GINNIE MAE		345,303
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,371,651)		1,364,277
Collateralized Mortgage Obligations - 0.8%

U.S. Government Agency - 0.8%
Fannie Mae:
floater:
Series 2006-82 Class F, 0.7255% 9/25/36 (e)	2,535	2,548
Series 2007-53 Class FB, 0.5555% 6/25/37 (e)	16,596	16,582
Series 2007-85 Class FL, 0.6955% 9/25/37 (e)	5,638	5,669
Series 2007-89 Class FT, 0.7255% 9/25/37 (e)	5,265	5,307
Series 2012-122 Class LF, 0.5555% 11/25/42 (e)	89,907	89,053
Series 2013-44 Class FA, 0.408% 5/25/43 (e)	34,400	34,224
floater planned amortization class:
Series 2012-111 Class NF, 0.5055% 5/25/42 (e)	8,962	8,954
Series 2012-113 Class PF, 0.5055% 10/25/40 (e)	18,209	18,217
Series 2012-128:
Class VF, 0.4055% 6/25/42 (e)	36,465	36,213
Class YF, 0.4555% 6/25/42 (e)	36,489	36,308
sequential payer Series 2012-120 Class FE 0.4555% 2/25/39 (e)	4,305	4,276
Freddie Mac:
floater:
Series 3349 Class FE, 0.6445% 7/15/37 (e)	6,809	6,846
Series 3376 Class FA, 0.7545% 10/15/37 (e)	6,535	6,588
Series 4087 Class FB, 0.6245% 7/15/42 (e)	67,908	67,856
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac: - continued
floater planned amortization class Series 4094 Class BF, 0.5545% 8/15/32 (e)	$ 8,759	$ 8,783
Ginnie Mae guaranteed REMIC pass-thru certificates floater sequential payer Series 2010-113 Class JF, 0.557% 3/20/38 (e)	6,651	6,676
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $356,940)		354,100
Commercial Mortgage Securities - 2.3%

Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4 Class A4, 5.322% 12/11/49	40,000	44,152
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	107,987
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	132,283
Series 2006-GG7 Class A4, 5.8197% 7/10/38 (e)	24,486	26,746
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	8,153	8,922
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	10,000	10,809
Series 2007-CB18 Class A4, 5.44% 6/12/47	70,000	77,102
Series 2007-CB19 Class A4, 5.7093% 2/12/49 (e)	20,000	22,328
Series 2007-LD11 Class A4, 5.8134% 6/15/49 (e)	240,000	267,659
Series 2006-LDP7 Class A4, 5.8726% 4/15/45 (e)	50,000	54,630
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.8924% 7/15/44 (e)	10,000	11,223
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3, 5.866% 9/15/45	7,558	8,616
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (e)	25,000	27,056
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	170,000	187,401
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust sequential payer: - continued
Series 2007-C31 Class A4, 5.509% 4/15/47	$ 10,000	$ 10,923
Series 2007-C33 Class A4, 5.9216% 2/15/51 (e)	24,000	26,482
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,022,170)		1,024,319
Municipal Securities - 0.6%

California Gen. Oblig. 7.6% 11/1/40	115,000	162,124
Chicago Gen. Oblig. (Taxable Proj.) Series 2008 A, 5.25% 1/1/16	40,000	42,314
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	50,000	49,143
Series 2010-1, 6.63% 2/1/35	5,000	5,527
Series 2010-3, 6.725% 4/1/35	5,000	5,569
Series 2011, 5.877% 3/1/19	5,000	5,610
Series 2013:
1.84% 12/1/16	5,000	5,011
3.6% 12/1/19	5,000	4,990
TOTAL MUNICIPAL SECURITIES (Cost $270,677)		280,288
Foreign Government and Government Agency Obligations - 0.2%

United Mexican States:
3.5% 1/21/21	35,000	35,438
4% 10/2/23	22,000	22,275
4.75% 3/8/44	10,000	9,325
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $67,912)		67,038
Fixed-Income Funds - 72.8%
	Shares
Intermediate-Term Bond Funds - 72.8%
DoubleLine Total Return Bond Fund Class I	222,949	2,443,516
Fidelity GNMA Fund (f)	89,807	1,027,394
JPMorgan Core Bond Fund Select Class	383,599	4,465,088
Metropolitan West Total Return Bond Fund Class I	417,575	4,472,233
PIMCO Total Return Fund Institutional Class	987,264	10,721,672
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	212,862	$ 2,567,121
Western Asset Core Plus Bond Fund Class I	558,400	6,371,347
TOTAL FIXED-INCOME FUNDS (Cost $32,700,871)		32,068,371
Short-Term Funds - 3.9%

Short-Term Funds - 3.9%
Prudential Short-Term Corporate Bond Fund Class Z (Cost $1,724,101)	149,780	1,710,486
Money Market Funds - 0.8%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $360,160)	360,160	360,160
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $44,954,601)		44,371,029
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(300,660)
NET ASSETS - 100%		$ 44,070,369
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $168,589 or 0.4% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 829,110	$ 218,272	$ -	$ 17,516	$ 1,027,394
Spartan Long-Term Treasury Bond Index Fund Investor Class	205,211	3,152	187,153	3,546	-
Spartan U.S. Bond Index Fund Investor Class	2,313,521	41,675	2,349,424	9,439	-
Total	$ 3,347,842	$ 263,099	$ 2,536,577	$ 30,501	$ 1,027,394
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 3,886,164	$ -	$ 3,886,164	$ -
U.S. Government and Government Agency Obligations	3,255,826	-	3,255,826	-
U.S. Government Agency - Mortgage Securities	1,364,277	-	1,364,277	-
Collateralized Mortgage Obligations	354,100	-	354,100	-
Commercial Mortgage Securities	1,024,319	-	1,024,319	-
Municipal Securities	280,288	-	280,288	-
Foreign Government and Government Agency Obligations	67,038	-	67,038	-
Fixed-Income Funds	32,068,371	32,068,371	-	-
Short-Term Funds	1,710,486	1,710,486	-	-
Money Market Funds	360,160	360,160	-	-
Total Investments in Securities:	$ 44,371,029	$ 34,139,017	$ 10,232,012	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $43,892,675)	$ 43,343,635
Affiliated issuers (cost $1,061,926)	1,027,394
Total Investments (cost $44,954,601)		$ 44,371,029
Receivable for fund shares sold		1,072
Interest receivable		64,558
Prepaid expenses		28
Receivable from investment adviser for expense reductions		33,025
Other receivables		64
Total assets		44,469,776

Liabilities
Payable for investments purchased Regular delivery	$ 38,362
Delayed delivery	315,999
Payable for fund shares redeemed	536
Accrued management fee	1,150
Distribution and service plan fees payable	21
Audit fees payable	37,200
Other affiliated payables	1,957
Other payables and accrued expenses	4,182
Total liabilities		399,407

Net Assets		$ 44,070,369
Net Assets consist of:
Paid in capital		$ 44,750,134
Undistributed net investment income		21,488
Accumulated undistributed net realized gain (loss) on investments		(117,681)
Net unrealized appreciation (depreciation) on investments		(583,572)
Net Assets		$ 44,070,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($42,470,631 ÷ 4,315,796 shares)	$ 9.84

Class F: Net Asset Value, offering price and redemption price per share ($1,395,818 ÷ 141,782 shares)	$ 9.84

Class L: Net Asset Value, offering price and redemption price per share ($101,998 ÷ 10,363 shares)	$ 9.84

Class N: Net Asset Value, offering price and redemption price per share ($101,922 ÷ 10,355 shares)	$ 9.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 899,907
Affiliated issuers		30,501
Interest		233,601
Total income		1,164,009

Expenses
Management fee	$ 140,327
Transfer agent fees	6,425
Distribution and service plan fees	76
Accounting fees and expenses	17,523
Custodian fees and expenses	16,651
Independent trustees' compensation	497
Registration fees	54,418
Audit	50,297
Legal	1,956
Miscellaneous	470
Total expenses before reductions	288,640
Expense reductions	(190,418)	98,222
Net investment income (loss)		1,065,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(177,444)
Affiliated issuers	(50,539)
Realized gain distributions from underlying funds:
Unaffiliated issuers	118,898
Affiliated issuers	6,038
Total net realized gain (loss)		(103,047)
Change in net unrealized appreciation (depreciation) on: Investment securities	(822,238)
Delayed delivery commitments	1,527
Total change in net unrealized appreciation (depreciation)		(820,711)
Net gain (loss)		(923,758)
Net increase (decrease) in net assets resulting from operations		$ 142,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,065,787	$ 818,928
Net realized gain (loss)	(103,047)	374,020
Change in net unrealized appreciation (depreciation)	(820,711)	237,139
Net increase (decrease) in net assets resulting from operations	142,029	1,430,087
Distributions to shareholders from net investment income	(1,042,035)	(803,094)
Distributions to shareholders from net realized gain	(139,252)	(267,687)
Total distributions	(1,181,287)	(1,070,781)
Share transactions - net increase (decrease)	2,863,094	41,887,227
Total increase (decrease) in net assets	1,823,836	42,246,533

Net Assets
Beginning of period	42,246,533	-
End of period (including undistributed net investment income of $21,488 and undistributed net investment income of $7,778, respectively)	$ 44,070,369	$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.248	.201
Net realized and unrealized gain (loss)	(.222)	.151
Total from investment operations	.026	.352
Distributions from net investment income	(.243)	(.197)
Distributions from net realized gain	(.033)	(.065)
Total distributions	(.276)	(.262)
Net asset value, end of period	$ 9.84	$ 10.09
Total Return B, C	.29%	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.68%	.66% A
Expenses net of fee waivers, if any	.23%	.23% A
Expenses net of all reductions	.23%	.23% A
Net investment income (loss)	2.53%	2.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,471	$ 41,975
Portfolio turnover rate G	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.245	.072
Net realized and unrealized gain (loss)	(.229)	(.029) E
Total from investment operations	.016	.043
Distributions from net investment income	(.243)	(.068)
Distributions from net realized gain	(.033)	(.065)
Total distributions	(.276)	(.133)
Net asset value, end of period	$ 9.84	$ 10.10
Total Return B, C	.19%	.43%
Ratios to Average Net Assets G
Expenses before reductions	.75%	.66% A
Expenses net of fee waivers, if any	.23%	.23% A
Expenses net of all reductions	.23%	.23% A
Net investment income (loss)	2.53%	3.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,396	$ 272
Portfolio turnover rate H	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period December 18, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.073
Net realized and unrealized gain (loss)	.118 E
Total from investment operations	.191
Distributions from net investment income	(.068)
Distributions from net realized gain	(.003)
Total distributions	(.071)
Net asset value, end of period	$ 9.84
Total Return B, C	1.97%
Ratios to Average Net Assets G
Expenses before reductions	.82% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	2.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Portfolio turnover rate H	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.066
Net realized and unrealized gain (loss)	.118 E
Total from investment operations	.184
Distributions from net investment income	(.061)
Distributions from net realized gain	(.003)
Total distributions	(.064)
Net asset value, end of period	$ 9.84
Total Return B, C	1.90%
Ratios to Average Net Assets G
Expenses before reductions	1.07% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Portfolio turnover rate H	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.
Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 193,864
Gross unrealized depreciation	(776,836)
Net unrealized appreciation (depreciation) on securities and other investments	$ (582,972)

Tax Cost	$ 44,954,001

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,608
Capital loss carryforward	$ (116,336)
Net unrealized appreciation (depreciation)	$ (582,972)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (116,336)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 1,055,230	$ 1,058,426
Long-term Capital Gains	126,057	12,355
Total	$ 1,181,287	$ 1,070,781

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $8,543,417 and $3,949,759, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 76	$ 76

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Income Multi-Manager	$ 6,415.02
Class L	5	.02*
Class N	5	.02*
	$ 6,425

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,340.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $60 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $126,656.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 62,317
Class F	.20%	1,272
Class L	.20%	86
Class N	.45%	87

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A, B
From net investment income
Core Income Multi-Manager	$ 1,026,379	$ 801,301
Class F	14,326	1,793
Class L	703	-
Class N	627	-
Total	$ 1,042,035	$ 803,094

Annual Report

7. Distributions to Shareholders - continued

Years ended February 28,	2014 C	2013 A, B
From net realized gain
Core Income Multi-Manager	$ 138,071	$ 265,984
Class F	1,119	1,703
Class L	31	-
Class N	31	-
Total	$ 139,252	$ 267,687

A Distributions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A, B	2014 C	2013 A, B
Core Income Multi-Manager
Shares sold	93,505	4,056,536	$ 914,665	$ 40,576,253
Reinvestment of distributions	118,224	105,216	1,164,449	1,067,285
Shares redeemed	(54,643)	(3,042)	(536,480)	(30,782)
Net increase (decrease)	157,086	4,158,710	$ 1,542,634	$ 41,612,756
Class F
Shares sold	148,217	26,581	$ 1,444,141	$ 270,976
Reinvestment of distributions	1,575	345	15,445	3,495
Shares redeemed	(34,936)	-	(340,518)	-
Net increase (decrease)	114,856	26,926	$ 1,119,068	$ 274,471
Class L
Shares sold	10,288	-	$ 100,000	$ -
Reinvestment of distributions	75	-	734	-
Shares redeemed	-	-	-	-
Net increase (decrease)	10,363	-	$ 100,734	$ -
Class N
Shares sold	10,288	-	$ 100,000	$ -
Reinvestment of distributions	67	-	658	-
Shares redeemed	-	-	-	-
Net increase (decrease)	10,355	-	$ 100,658	$ -

A Share transactions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement, and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of such agreement does not involve a conflict of interest from which Strategic Advisors or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fee, to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the Sub-Adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Advisers' portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.20% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-UANN-0414
1.941269.101

Strategic Advisers®
Core Income Multi-Manager Fund

Class F

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Class F B	0.19%	2.24%

A From June 19, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class F on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Against the backdrop of shifting global economic and interest rate outlook, U.S. taxable investment-grade bonds were volatile during the 12 months ending February 28, 2014, with the Barclays® U.S. Aggregate Bond Index managing only a modest 0.15% gain. Bonds came under pressure from the beginning of the period through August as interest rates spiked higher on signals from the U.S. Federal Reserve that it could begin tapering its bond-buying program prior to year-end. Also, surprisingly strong economic data tempered demand for yield-bearing investments. However, the market rebounded in September and October, after the Fed surprised investors by not pulling back on its bond-buying program. After weakness in November and December, bonds staged a spirited comeback in January and February when volatility in emerging-markets currencies triggered a movement of cash into U.S. fixed-income assets. Slower-than-expected U.S. economic growth also fueled investors' appetite for bonds, even as the Fed began to dial back its bond purchases. Pacing the bond market during the 12-month period were commercial mortgage-backed securities, up 1.79%, investment-grade credit, up 0.90%, and mortgage-backed securities, up 0.64%. U.S. Treasuries and government-agency securities lagged, returning -0.88% and -0.21%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® Core Income Multi-Manager Fund (the Fund) returned 0.19%, slightly outpacing the 0.15% gain of the Barclays index. Relative to the benchmark, Metropolitan West Total Return Bond Fund, Western Asset Core Plus Bond Fund and DoubleLine Total Return Bond Fund were the top-contributing managers, as they benefited from allocations to non-government-agency mortgage-backed securities. Metropolitan West and Western Asset also were helped by holdings of investment-grade and high-yield corporate bonds. Sub-adviser Pyramis Global Advisors - our largest manager allocation, on average - gained due to an overweighting in commercial mortgage-backed securities and, within corporate credit, a sizable overweighting in bonds issued by banks and other types of financial institutions. On the downside, PIMCO Total Return Fund - the Fund's second-largest manager allocation - was the primary detractor. During the period's first half, a large out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) hurt its performance, as did a position in emerging-markets debt and underweighted exposure to corporate credit. PIMCO Long-Term Credit Fund also was a small detractor and it was sold during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Core Income Multi-Manager and Class F and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,034.70	$ 1.16 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class F	.23%
Actual		$ 1,000.00	$ 1,033.60	$ 1.16 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class L	.23%
Actual		$ 1,000.00	$ 1,019.70	$ .69 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class N	.48%
Actual		$ 1,000.00	$ 1,019.00	$ 1.45 C
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.41 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Core Income Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	24.3	23.7
Western Asset Core Plus Bond Fund Class I	14.5	13.5
Metropolitan West Total Return Bond Fund Class I	10.2	9.3
JPMorgan Core Bond Fund Select Class	10.1	11.3
U.S. Treasury Obligations	7.4	6.0
Western Asset Core Bond Fund Class I	5.8	6.0
Doubleline Total Return Bond Fund Class I	5.6	5.5
Prudential Short-Term Corporate Bond Fund Class Z	3.9	3.0
Fidelity GNMA Fund	2.3	2.3
Fannie Mae	2.1	4.7
	86.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Corporate Bonds 8.8%	Corporate Bonds 6.7%
U.S. Government and U.S. Government Agency Obligations 11.3%	U.S. Government and U.S. Government Agency Obligations 12.7%
CMOs and Other Mortgage Related Securities 2.3%	CMOs and Other Mortgage Related Securities 2.4%
Municipal Securities 0.6%	Municipal Securities 0.5%
Intermediate-Term Bond Funds 72.8%	Intermediate-Term Bond Funds 71.6%
Long Government Bond Funds 0.0%	Long Government Bond Funds 0.4%
Long Term Bond Fund 0.0%	Long Term Bond Fund 1.0%
Other Investments 0.2%	Other Investments 0.0%
Short-Term Funds 3.9%	Short-Term Funds 3.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.7%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.8%
Auto Components - 0.0%
TRW Automotive, Inc. 4.5% 3/1/21 (c)	$ 2,000	$ 2,070
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19 (c)	2,000	2,016
4.25% 6/15/23 (c)	9,000	9,239
5.75% 6/15/43 (c)	6,000	6,604
		17,859
Media - 0.7%
COX Communications, Inc. 3.25% 12/15/22 (c)	4,000	3,764
Discovery Communications LLC:
3.25% 4/1/23	2,000	1,916
4.875% 4/1/43	3,000	2,909
NBCUniversal, Inc. 5.15% 4/30/20	100,000	114,348
Time Warner Cable, Inc.:
4% 9/1/21	118,000	122,609
4.5% 9/15/42	14,000	12,754
5.5% 9/1/41	5,000	5,185
5.85% 5/1/17	4,000	4,524
5.875% 11/15/40	4,000	4,317
8.25% 4/1/19	13,000	16,370
Viacom, Inc.:
2.5% 9/1/18	2,000	2,042
4.25% 9/1/23	22,000	22,723
		313,461
TOTAL CONSUMER DISCRETIONARY		333,390
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Heineken NV:
1.4% 10/1/17 (c)	5,000	4,989
2.75% 4/1/23 (c)	5,000	4,661
		9,650
Food & Staples Retailing - 0.0%
CVS Caremark Corp. 4% 12/5/23	8,000	8,207
Walgreen Co. 1.8% 9/15/17	4,000	4,051
		12,258
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.0%
ConAgra Foods, Inc.:
1.9% 1/25/18	$ 4,000	$ 3,994
3.2% 1/25/23	4,000	3,804
		7,798
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,565
4% 1/31/24	6,000	6,001
4.25% 8/9/42	7,000	6,174
4.75% 5/5/21	20,000	21,844
5.375% 1/31/44	10,000	10,440
9.7% 11/10/18	2,000	2,659
Reynolds American, Inc.:
3.25% 11/1/22	50,000	47,543
4.75% 11/1/42	8,000	7,517
6.15% 9/15/43	4,000	4,514
		113,257
TOTAL CONSUMER STAPLES		142,963
ENERGY - 1.0%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (c)	100,000	102,848
Oil, Gas & Consumable Fuels - 0.8%
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	5,127
3.875% 3/15/23	18,000	17,452
Petrobras Global Finance BV:
4.375% 5/20/23	45,000	40,800
5.625% 5/20/43	10,000	8,442
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	100,000	102,750
5.75% 1/20/20	3,000	3,122
Petroleos Mexicanos:
3.5% 1/30/23	10,000	9,350
5.5% 6/27/44	120,000	113,467
6.5% 6/2/41	15,000	16,175
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Spectra Energy Partners, LP 2.95% 9/25/18	$ 2,000	$ 2,060
Williams Partners LP 4.3% 3/4/24	8,000	8,016
		326,761
TOTAL ENERGY		429,609
FINANCIALS - 5.0%
Capital Markets - 1.2%
Affiliated Managers Group, Inc. 4.25% 2/15/24	4,000	4,034
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	30,000
2.625% 1/31/19	24,000	24,137
2.9% 7/19/18	29,000	29,805
5.75% 1/24/22	8,000	9,139
6.75% 10/1/37	190,000	219,359
Lazard Group LLC 4.25% 11/14/20	5,000	5,261
Morgan Stanley:
2.125% 4/25/18	15,000	15,086
3.75% 2/25/23	36,000	35,960
4.875% 11/1/22	138,000	145,671
5% 11/24/25	3,000	3,117
		521,569
Commercial Banks - 0.4%
Credit Suisse AG 6% 2/15/18	2,000	2,315
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,087
Regions Financial Corp.:
2% 5/15/18	10,000	9,849
5.75% 6/15/15	100,000	105,689
Royal Bank of Scotland Group PLC:
6% 12/19/23	35,000	36,040
6.1% 6/10/23	13,000	13,497
6.125% 12/15/22	29,000	30,442
		198,919
Consumer Finance - 0.1%
General Electric Capital Corp. 1% 12/11/15	8,000	8,073
Hyundai Capital America:
1.625% 10/2/15 (c)	3,000	3,031
1.875% 8/9/16 (c)	3,000	3,045
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
Hyundai Capital America: - continued
2.125% 10/2/17 (c)	$ 4,000	$ 4,043
2.875% 8/9/18 (c)	5,000	5,122
		23,314
Diversified Financial Services - 1.0%
Bank of America Corp.:
2.6% 1/15/19	21,000	21,259
3.3% 1/11/23	69,000	67,161
4.1% 7/24/23	10,000	10,279
4.125% 1/22/24	100,000	102,282
BP Capital Markets PLC 3.814% 2/10/24	10,000	10,115
Citigroup, Inc.:
4.05% 7/30/22	4,000	4,050
5.5% 9/13/25	4,000	4,314
6.125% 5/15/18	31,000	35,916
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,017
3.25% 9/23/22	22,000	21,653
4.5% 1/24/22	100,000	108,163
5.625% 8/16/43	50,000	54,586
		443,795
Insurance - 0.4%
American International Group, Inc.:
4.875% 6/1/22	6,000	6,597
5.6% 10/18/16	9,000	10,005
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,234
MetLife, Inc.:
1.756% 12/15/17 (b)	5,000	5,070
3.048% 12/15/22	10,000	9,715
4.368% 9/15/23	8,000	8,491
Pacific LifeCorp:
5.125% 1/30/43 (c)	11,000	10,740
6% 2/10/20 (c)	2,000	2,278
Prudential Financial, Inc.:
2.3% 8/15/18	1,000	1,011
4.5% 11/16/21	100,000	109,269
Unum Group 5.75% 8/15/42	12,000	12,909
		178,319
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.8%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	$ 3,000	$ 2,876
AvalonBay Communities, Inc.:
3.625% 10/1/20	5,000	5,176
4.2% 12/15/23	20,000	20,659
Boston Properties, Inc. 3.85% 2/1/23	25,000	25,120
Camden Property Trust:
2.95% 12/15/22	4,000	3,770
4.25% 1/15/24	8,000	8,187
Developers Diversified Realty Corp.:
4.75% 4/15/18	132,000	143,694
9.625% 3/15/16	3,000	3,486
Duke Realty LP:
3.625% 4/15/23	5,000	4,768
3.875% 10/15/22	8,000	7,839
5.95% 2/15/17	100,000	112,075
Equity One, Inc. 3.75% 11/15/22	20,000	19,216
Health Care REIT, Inc.:
2.25% 3/15/18	5,000	5,040
4.7% 9/15/17	2,000	2,199
Retail Opportunity Investments Partnership LP 5% 12/15/23	2,000	2,074
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,898
		368,077
Real Estate Management & Development - 1.1%
BioMed Realty LP 4.25% 7/15/22	4,000	3,985
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	9,775
4.95% 4/15/18	7,000	7,583
ERP Operating LP 4.625% 12/15/21	275,000	298,067
Liberty Property LP:
3.375% 6/15/23	25,000	23,548
5.5% 12/15/16	100,000	110,434
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,103
3.15% 5/15/23	12,000	10,787
Mid-America Apartments LP 4.3% 10/15/23	2,000	2,022
Tanger Properties LP 3.875% 12/1/23	4,000	4,003
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	$ 6,000	$ 6,013
4% 4/30/19	3,000	3,209
		488,529
TOTAL FINANCIALS		2,222,522
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Aetna, Inc.:
1.5% 11/15/17	2,000	1,995
2.75% 11/15/22	5,000	4,719
Express Scripts Holding Co. 3.5% 11/15/16	100,000	106,076
UnitedHealth Group, Inc.:
2.75% 2/15/23	2,000	1,885
2.875% 3/15/23	13,000	12,390
WellPoint, Inc. 3.3% 1/15/23	21,000	20,239
		147,304
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	3,000	3,084
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17	10,000	10,073
2.9% 11/6/22	11,000	10,626
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	3,000	3,000
Zoetis, Inc. 3.25% 2/1/23	4,000	3,860
		27,559
TOTAL HEALTH CARE		177,947
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	2,000	1,992
MATERIALS - 0.2%
Metals & Mining - 0.2%
Barrick Gold Corp.:
3.85% 4/1/22	6,000	5,752
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
Barrick Gold Corp.: - continued
4.1% 5/1/23	$ 66,000	$ 63,198
Freeport-McMoRan Copper & Gold, Inc. 3.875% 3/15/23	5,000	4,841
		73,791
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
5.35% 9/1/40	6,000	6,159
5.55% 8/15/41	120,000	126,374
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,145
6% 4/1/17	2,000	2,210
6.15% 9/15/19	2,000	2,150
Embarq Corp. 7.082% 6/1/16	6,000	6,719
Verizon Communications, Inc. 6.55% 9/15/43	135,000	165,305
		311,062
UTILITIES - 0.4%
Electric Utilities - 0.2%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,833
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,245
Duke Energy Corp.:
2.1% 6/15/18	5,000	5,057
3.95% 10/15/23	2,000	2,051
FirstEnergy Corp.:
2.75% 3/15/18	8,000	8,064
4.25% 3/15/23	30,000	29,438
7.375% 11/15/31	1,000	1,152
Monongahela Power Co. 4.1% 4/15/24 (c)	4,000	4,139
Northeast Utilities:
1.45% 5/1/18	3,000	2,936
2.8% 5/1/23	12,000	11,315
PPL Capital Funding, Inc. 3.4% 6/1/23	6,000	5,785
		77,015
Multi-Utilities - 0.2%
Dominion Resources, Inc. 2.5469% 9/30/66 (e)	2,000	1,847
NiSource Finance Corp. 4.45% 12/1/21	100,000	105,908
PG&E Corp. 2.4% 3/1/19	2,000	2,005
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - continued
Puget Energy, Inc. 6% 9/1/21	$ 2,000	$ 2,307
Sempra Energy 2.875% 10/1/22	4,000	3,806
		115,873
TOTAL UTILITIES		192,888
TOTAL NONCONVERTIBLE BONDS (Cost $3,823,518)		3,886,164
U.S. Treasury Obligations - 7.4%

U.S. Treasury Notes:
0.375% 3/15/15	610,000	611,382
0.375% 1/15/16	144,000	144,219
0.625% 11/30/17	658,000	647,770
0.75% 10/31/17	196,000	194,163
0.75% 12/31/17	499,000	492,763
1.25% 10/31/18	680,000	675,166
1.375% 9/30/18	42,000	41,997
1.5% 1/31/19	300,000	300,141
2% 2/28/21	96,000	95,175
2.125% 1/31/21	53,000	53,050
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,256,601)		3,255,826
U.S. Government Agency - Mortgage Securities - 3.1%

Fannie Mae - 1.5%
3% 3/1/29 (d)	100,000	103,492
3% 7/1/43	99,399	96,660
3.5% 9/1/42 to 6/1/43	144,727	145,024
4% 3/1/42	94,207	98,980
4.5% 3/1/41 to 10/1/41	62,096	66,808
4.5% 3/1/44 (d)	100,000	107,402
5% 6/1/35	58,532	64,321
TOTAL FANNIE MAE		682,687
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - 0.8%
3% 2/1/43	$ 94,722	$ 92,054
3.5% 10/1/42 to 8/1/43	242,890	244,233
TOTAL FREDDIE MAC		336,287
Ginnie Mae - 0.8%
3.5% 4/20/42	91,663	94,556
4% 3/1/44 (d)	100,000	106,031
5% 10/15/33	131,317	144,716
TOTAL GINNIE MAE		345,303
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,371,651)		1,364,277
Collateralized Mortgage Obligations - 0.8%

U.S. Government Agency - 0.8%
Fannie Mae:
floater:
Series 2006-82 Class F, 0.7255% 9/25/36 (e)	2,535	2,548
Series 2007-53 Class FB, 0.5555% 6/25/37 (e)	16,596	16,582
Series 2007-85 Class FL, 0.6955% 9/25/37 (e)	5,638	5,669
Series 2007-89 Class FT, 0.7255% 9/25/37 (e)	5,265	5,307
Series 2012-122 Class LF, 0.5555% 11/25/42 (e)	89,907	89,053
Series 2013-44 Class FA, 0.408% 5/25/43 (e)	34,400	34,224
floater planned amortization class:
Series 2012-111 Class NF, 0.5055% 5/25/42 (e)	8,962	8,954
Series 2012-113 Class PF, 0.5055% 10/25/40 (e)	18,209	18,217
Series 2012-128:
Class VF, 0.4055% 6/25/42 (e)	36,465	36,213
Class YF, 0.4555% 6/25/42 (e)	36,489	36,308
sequential payer Series 2012-120 Class FE 0.4555% 2/25/39 (e)	4,305	4,276
Freddie Mac:
floater:
Series 3349 Class FE, 0.6445% 7/15/37 (e)	6,809	6,846
Series 3376 Class FA, 0.7545% 10/15/37 (e)	6,535	6,588
Series 4087 Class FB, 0.6245% 7/15/42 (e)	67,908	67,856
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac: - continued
floater planned amortization class Series 4094 Class BF, 0.5545% 8/15/32 (e)	$ 8,759	$ 8,783
Ginnie Mae guaranteed REMIC pass-thru certificates floater sequential payer Series 2010-113 Class JF, 0.557% 3/20/38 (e)	6,651	6,676
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $356,940)		354,100
Commercial Mortgage Securities - 2.3%

Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4 Class A4, 5.322% 12/11/49	40,000	44,152
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	107,987
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	132,283
Series 2006-GG7 Class A4, 5.8197% 7/10/38 (e)	24,486	26,746
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	8,153	8,922
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	10,000	10,809
Series 2007-CB18 Class A4, 5.44% 6/12/47	70,000	77,102
Series 2007-CB19 Class A4, 5.7093% 2/12/49 (e)	20,000	22,328
Series 2007-LD11 Class A4, 5.8134% 6/15/49 (e)	240,000	267,659
Series 2006-LDP7 Class A4, 5.8726% 4/15/45 (e)	50,000	54,630
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.8924% 7/15/44 (e)	10,000	11,223
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3, 5.866% 9/15/45	7,558	8,616
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (e)	25,000	27,056
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	170,000	187,401
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust sequential payer: - continued
Series 2007-C31 Class A4, 5.509% 4/15/47	$ 10,000	$ 10,923
Series 2007-C33 Class A4, 5.9216% 2/15/51 (e)	24,000	26,482
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,022,170)		1,024,319
Municipal Securities - 0.6%

California Gen. Oblig. 7.6% 11/1/40	115,000	162,124
Chicago Gen. Oblig. (Taxable Proj.) Series 2008 A, 5.25% 1/1/16	40,000	42,314
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	50,000	49,143
Series 2010-1, 6.63% 2/1/35	5,000	5,527
Series 2010-3, 6.725% 4/1/35	5,000	5,569
Series 2011, 5.877% 3/1/19	5,000	5,610
Series 2013:
1.84% 12/1/16	5,000	5,011
3.6% 12/1/19	5,000	4,990
TOTAL MUNICIPAL SECURITIES (Cost $270,677)		280,288
Foreign Government and Government Agency Obligations - 0.2%

United Mexican States:
3.5% 1/21/21	35,000	35,438
4% 10/2/23	22,000	22,275
4.75% 3/8/44	10,000	9,325
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $67,912)		67,038
Fixed-Income Funds - 72.8%
	Shares
Intermediate-Term Bond Funds - 72.8%
DoubleLine Total Return Bond Fund Class I	222,949	2,443,516
Fidelity GNMA Fund (f)	89,807	1,027,394
JPMorgan Core Bond Fund Select Class	383,599	4,465,088
Metropolitan West Total Return Bond Fund Class I	417,575	4,472,233
PIMCO Total Return Fund Institutional Class	987,264	10,721,672
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	212,862	$ 2,567,121
Western Asset Core Plus Bond Fund Class I	558,400	6,371,347
TOTAL FIXED-INCOME FUNDS (Cost $32,700,871)		32,068,371
Short-Term Funds - 3.9%

Short-Term Funds - 3.9%
Prudential Short-Term Corporate Bond Fund Class Z (Cost $1,724,101)	149,780	1,710,486
Money Market Funds - 0.8%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $360,160)	360,160	360,160
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $44,954,601)		44,371,029
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(300,660)
NET ASSETS - 100%		$ 44,070,369
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $168,589 or 0.4% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 829,110	$ 218,272	$ -	$ 17,516	$ 1,027,394
Spartan Long-Term Treasury Bond Index Fund Investor Class	205,211	3,152	187,153	3,546	-
Spartan U.S. Bond Index Fund Investor Class	2,313,521	41,675	2,349,424	9,439	-
Total	$ 3,347,842	$ 263,099	$ 2,536,577	$ 30,501	$ 1,027,394
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 3,886,164	$ -	$ 3,886,164	$ -
U.S. Government and Government Agency Obligations	3,255,826	-	3,255,826	-
U.S. Government Agency - Mortgage Securities	1,364,277	-	1,364,277	-
Collateralized Mortgage Obligations	354,100	-	354,100	-
Commercial Mortgage Securities	1,024,319	-	1,024,319	-
Municipal Securities	280,288	-	280,288	-
Foreign Government and Government Agency Obligations	67,038	-	67,038	-
Fixed-Income Funds	32,068,371	32,068,371	-	-
Short-Term Funds	1,710,486	1,710,486	-	-
Money Market Funds	360,160	360,160	-	-
Total Investments in Securities:	$ 44,371,029	$ 34,139,017	$ 10,232,012	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $43,892,675)	$ 43,343,635
Affiliated issuers (cost $1,061,926)	1,027,394
Total Investments (cost $44,954,601)		$ 44,371,029
Receivable for fund shares sold		1,072
Interest receivable		64,558
Prepaid expenses		28
Receivable from investment adviser for expense reductions		33,025
Other receivables		64
Total assets		44,469,776

Liabilities
Payable for investments purchased Regular delivery	$ 38,362
Delayed delivery	315,999
Payable for fund shares redeemed	536
Accrued management fee	1,150
Distribution and service plan fees payable	21
Audit fees payable	37,200
Other affiliated payables	1,957
Other payables and accrued expenses	4,182
Total liabilities		399,407

Net Assets		$ 44,070,369
Net Assets consist of:
Paid in capital		$ 44,750,134
Undistributed net investment income		21,488
Accumulated undistributed net realized gain (loss) on investments		(117,681)
Net unrealized appreciation (depreciation) on investments		(583,572)
Net Assets		$ 44,070,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($42,470,631 ÷ 4,315,796 shares)	$ 9.84

Class F: Net Asset Value, offering price and redemption price per share ($1,395,818 ÷ 141,782 shares)	$ 9.84

Class L: Net Asset Value, offering price and redemption price per share ($101,998 ÷ 10,363 shares)	$ 9.84

Class N: Net Asset Value, offering price and redemption price per share ($101,922 ÷ 10,355 shares)	$ 9.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 899,907
Affiliated issuers		30,501
Interest		233,601
Total income		1,164,009

Expenses
Management fee	$ 140,327
Transfer agent fees	6,425
Distribution and service plan fees	76
Accounting fees and expenses	17,523
Custodian fees and expenses	16,651
Independent trustees' compensation	497
Registration fees	54,418
Audit	50,297
Legal	1,956
Miscellaneous	470
Total expenses before reductions	288,640
Expense reductions	(190,418)	98,222
Net investment income (loss)		1,065,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(177,444)
Affiliated issuers	(50,539)
Realized gain distributions from underlying funds:
Unaffiliated issuers	118,898
Affiliated issuers	6,038
Total net realized gain (loss)		(103,047)
Change in net unrealized appreciation (depreciation) on: Investment securities	(822,238)
Delayed delivery commitments	1,527
Total change in net unrealized appreciation (depreciation)		(820,711)
Net gain (loss)		(923,758)
Net increase (decrease) in net assets resulting from operations		$ 142,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,065,787	$ 818,928
Net realized gain (loss)	(103,047)	374,020
Change in net unrealized appreciation (depreciation)	(820,711)	237,139
Net increase (decrease) in net assets resulting from operations	142,029	1,430,087
Distributions to shareholders from net investment income	(1,042,035)	(803,094)
Distributions to shareholders from net realized gain	(139,252)	(267,687)
Total distributions	(1,181,287)	(1,070,781)
Share transactions - net increase (decrease)	2,863,094	41,887,227
Total increase (decrease) in net assets	1,823,836	42,246,533

Net Assets
Beginning of period	42,246,533	-
End of period (including undistributed net investment income of $21,488 and undistributed net investment income of $7,778, respectively)	$ 44,070,369	$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.248	.201
Net realized and unrealized gain (loss)	(.222)	.151
Total from investment operations	.026	.352
Distributions from net investment income	(.243)	(.197)
Distributions from net realized gain	(.033)	(.065)
Total distributions	(.276)	(.262)
Net asset value, end of period	$ 9.84	$ 10.09
Total Return B, C	.29%	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.68%	.66% A
Expenses net of fee waivers, if any	.23%	.23% A
Expenses net of all reductions	.23%	.23% A
Net investment income (loss)	2.53%	2.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,471	$ 41,975
Portfolio turnover rate G	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.245	.072
Net realized and unrealized gain (loss)	(.229)	(.029) E
Total from investment operations	.016	.043
Distributions from net investment income	(.243)	(.068)
Distributions from net realized gain	(.033)	(.065)
Total distributions	(.276)	(.133)
Net asset value, end of period	$ 9.84	$ 10.10
Total Return B, C	.19%	.43%
Ratios to Average Net Assets G
Expenses before reductions	.75%	.66% A
Expenses net of fee waivers, if any	.23%	.23% A
Expenses net of all reductions	.23%	.23% A
Net investment income (loss)	2.53%	3.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,396	$ 272
Portfolio turnover rate H	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period December 18, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.073
Net realized and unrealized gain (loss)	.118 E
Total from investment operations	.191
Distributions from net investment income	(.068)
Distributions from net realized gain	(.003)
Total distributions	(.071)
Net asset value, end of period	$ 9.84
Total Return B, C	1.97%
Ratios to Average Net Assets G
Expenses before reductions	.82% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	2.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Portfolio turnover rate H	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.066
Net realized and unrealized gain (loss)	.118 E
Total from investment operations	.184
Distributions from net investment income	(.061)
Distributions from net realized gain	(.003)
Total distributions	(.064)
Net asset value, end of period	$ 9.84
Total Return B, C	1.90%
Ratios to Average Net Assets G
Expenses before reductions	1.07% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Portfolio turnover rate H	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 193,864
Gross unrealized depreciation	(776,836)
Net unrealized appreciation (depreciation) on securities and other investments	$ (582,972)

Tax Cost	$ 44,954,001

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,608
Capital loss carryforward	$ (116,336)
Net unrealized appreciation (depreciation)	$ (582,972)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (116,336)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 1,055,230	$ 1,058,426
Long-term Capital Gains	126,057	12,355
Total	$ 1,181,287	$ 1,070,781

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $8,543,417 and $3,949,759, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 76	$ 76

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Income Multi-Manager	$ 6,415.02
Class L	5	.02*
Class N	5	.02*
	$ 6,425

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,340.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $60 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $126,656.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 62,317
Class F	.20%	1,272
Class L	.20%	86
Class N	.45%	87

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A, B
From net investment income
Core Income Multi-Manager	$ 1,026,379	$ 801,301
Class F	14,326	1,793
Class L	703	-
Class N	627	-
Total	$ 1,042,035	$ 803,094

Annual Report

7. Distributions to Shareholders - continued

Years ended February 28,	2014 C	2013 A, B
From net realized gain
Core Income Multi-Manager	$ 138,071	$ 265,984
Class F	1,119	1,703
Class L	31	-
Class N	31	-
Total	$ 139,252	$ 267,687

A Distributions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A, B	2014 C	2013 A, B
Core Income Multi-Manager
Shares sold	93,505	4,056,536	$ 914,665	$ 40,576,253
Reinvestment of distributions	118,224	105,216	1,164,449	1,067,285
Shares redeemed	(54,643)	(3,042)	(536,480)	(30,782)
Net increase (decrease)	157,086	4,158,710	$ 1,542,634	$ 41,612,756
Class F
Shares sold	148,217	26,581	$ 1,444,141	$ 270,976
Reinvestment of distributions	1,575	345	15,445	3,495
Shares redeemed	(34,936)	-	(340,518)	-
Net increase (decrease)	114,856	26,926	$ 1,119,068	$ 274,471
Class L
Shares sold	10,288	-	$ 100,000	$ -
Reinvestment of distributions	75	-	734	-
Shares redeemed	-	-	-	-
Net increase (decrease)	10,363	-	$ 100,734	$ -
Class N
Shares sold	10,288	-	$ 100,000	$ -
Reinvestment of distributions	67	-	658	-
Shares redeemed	-	-	-	-
Net increase (decrease)	10,355	-	$ 100,658	$ -

A Share transactions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement, and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of such agreement does not involve a conflict of interest from which Strategic Advisors or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fee, to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the Sub-Adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Advisers' portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.20% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-F-ANN-0414
1.951464.101

Strategic Advisers® Core Income Multi-Manager Fund - Class L and Class N

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Class L B	0.16%	2.17%
Class N C	0.09%	2.12%

A From June 19, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Core Income Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class L on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Core Income Multi-Manager and Class F and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,034.70	$ 1.16 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class F	.23%
Actual		$ 1,000.00	$ 1,033.60	$ 1.16 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class L	.23%
Actual		$ 1,000.00	$ 1,019.70	$ .69 C
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 D
Class N	.48%
Actual		$ 1,000.00	$ 1,019.00	$ 1.45 C
HypotheticalA		$ 1,000.00	$ 1,022.41	$ 2.41 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Core Income Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	24.3	23.7
Western Asset Core Plus Bond Fund Class I	14.5	13.5
Metropolitan West Total Return Bond Fund Class I	10.2	9.3
JPMorgan Core Bond Fund Select Class	10.1	11.3
U.S. Treasury Obligations	7.4	6.0
Western Asset Core Bond Fund Class I	5.8	6.0
Doubleline Total Return Bond Fund Class I	5.6	5.5
Prudential Short-Term Corporate Bond Fund Class Z	3.9	3.0
Fidelity GNMA Fund	2.3	2.3
Fannie Mae	2.1	4.7
	86.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Corporate Bonds 8.8%	Corporate Bonds 6.7%
U.S. Government and U.S. Government Agency Obligations 11.3%	U.S. Government and U.S. Government Agency Obligations 12.7%
CMOs and Other Mortgage Related Securities 2.3%	CMOs and Other Mortgage Related Securities 2.4%
Municipal Securities 0.6%	Municipal Securities 0.5%
Intermediate-Term Bond Funds 72.8%	Intermediate-Term Bond Funds 71.6%
Long Government Bond Funds 0.0%	Long Government Bond Funds 0.4%
Long Term Bond Fund 0.0%	Long Term Bond Fund 1.0%
Other Investments 0.2%	Other Investments 0.0%
Short-Term Funds 3.9%	Short-Term Funds 3.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.7%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.8%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.8%
Auto Components - 0.0%
TRW Automotive, Inc. 4.5% 3/1/21 (c)	$ 2,000	$ 2,070
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19 (c)	2,000	2,016
4.25% 6/15/23 (c)	9,000	9,239
5.75% 6/15/43 (c)	6,000	6,604
		17,859
Media - 0.7%
COX Communications, Inc. 3.25% 12/15/22 (c)	4,000	3,764
Discovery Communications LLC:
3.25% 4/1/23	2,000	1,916
4.875% 4/1/43	3,000	2,909
NBCUniversal, Inc. 5.15% 4/30/20	100,000	114,348
Time Warner Cable, Inc.:
4% 9/1/21	118,000	122,609
4.5% 9/15/42	14,000	12,754
5.5% 9/1/41	5,000	5,185
5.85% 5/1/17	4,000	4,524
5.875% 11/15/40	4,000	4,317
8.25% 4/1/19	13,000	16,370
Viacom, Inc.:
2.5% 9/1/18	2,000	2,042
4.25% 9/1/23	22,000	22,723
		313,461
TOTAL CONSUMER DISCRETIONARY		333,390
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Heineken NV:
1.4% 10/1/17 (c)	5,000	4,989
2.75% 4/1/23 (c)	5,000	4,661
		9,650
Food & Staples Retailing - 0.0%
CVS Caremark Corp. 4% 12/5/23	8,000	8,207
Walgreen Co. 1.8% 9/15/17	4,000	4,051
		12,258
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - 0.0%
ConAgra Foods, Inc.:
1.9% 1/25/18	$ 4,000	$ 3,994
3.2% 1/25/23	4,000	3,804
		7,798
Tobacco - 0.3%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,565
4% 1/31/24	6,000	6,001
4.25% 8/9/42	7,000	6,174
4.75% 5/5/21	20,000	21,844
5.375% 1/31/44	10,000	10,440
9.7% 11/10/18	2,000	2,659
Reynolds American, Inc.:
3.25% 11/1/22	50,000	47,543
4.75% 11/1/42	8,000	7,517
6.15% 9/15/43	4,000	4,514
		113,257
TOTAL CONSUMER STAPLES		142,963
ENERGY - 1.0%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (c)	100,000	102,848
Oil, Gas & Consumable Fuels - 0.8%
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	5,127
3.875% 3/15/23	18,000	17,452
Petrobras Global Finance BV:
4.375% 5/20/23	45,000	40,800
5.625% 5/20/43	10,000	8,442
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	100,000	102,750
5.75% 1/20/20	3,000	3,122
Petroleos Mexicanos:
3.5% 1/30/23	10,000	9,350
5.5% 6/27/44	120,000	113,467
6.5% 6/2/41	15,000	16,175
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Spectra Energy Partners, LP 2.95% 9/25/18	$ 2,000	$ 2,060
Williams Partners LP 4.3% 3/4/24	8,000	8,016
		326,761
TOTAL ENERGY		429,609
FINANCIALS - 5.0%
Capital Markets - 1.2%
Affiliated Managers Group, Inc. 4.25% 2/15/24	4,000	4,034
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	30,000
2.625% 1/31/19	24,000	24,137
2.9% 7/19/18	29,000	29,805
5.75% 1/24/22	8,000	9,139
6.75% 10/1/37	190,000	219,359
Lazard Group LLC 4.25% 11/14/20	5,000	5,261
Morgan Stanley:
2.125% 4/25/18	15,000	15,086
3.75% 2/25/23	36,000	35,960
4.875% 11/1/22	138,000	145,671
5% 11/24/25	3,000	3,117
		521,569
Commercial Banks - 0.4%
Credit Suisse AG 6% 2/15/18	2,000	2,315
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,087
Regions Financial Corp.:
2% 5/15/18	10,000	9,849
5.75% 6/15/15	100,000	105,689
Royal Bank of Scotland Group PLC:
6% 12/19/23	35,000	36,040
6.1% 6/10/23	13,000	13,497
6.125% 12/15/22	29,000	30,442
		198,919
Consumer Finance - 0.1%
General Electric Capital Corp. 1% 12/11/15	8,000	8,073
Hyundai Capital America:
1.625% 10/2/15 (c)	3,000	3,031
1.875% 8/9/16 (c)	3,000	3,045
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
Hyundai Capital America: - continued
2.125% 10/2/17 (c)	$ 4,000	$ 4,043
2.875% 8/9/18 (c)	5,000	5,122
		23,314
Diversified Financial Services - 1.0%
Bank of America Corp.:
2.6% 1/15/19	21,000	21,259
3.3% 1/11/23	69,000	67,161
4.1% 7/24/23	10,000	10,279
4.125% 1/22/24	100,000	102,282
BP Capital Markets PLC 3.814% 2/10/24	10,000	10,115
Citigroup, Inc.:
4.05% 7/30/22	4,000	4,050
5.5% 9/13/25	4,000	4,314
6.125% 5/15/18	31,000	35,916
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,017
3.25% 9/23/22	22,000	21,653
4.5% 1/24/22	100,000	108,163
5.625% 8/16/43	50,000	54,586
		443,795
Insurance - 0.4%
American International Group, Inc.:
4.875% 6/1/22	6,000	6,597
5.6% 10/18/16	9,000	10,005
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,234
MetLife, Inc.:
1.756% 12/15/17 (b)	5,000	5,070
3.048% 12/15/22	10,000	9,715
4.368% 9/15/23	8,000	8,491
Pacific LifeCorp:
5.125% 1/30/43 (c)	11,000	10,740
6% 2/10/20 (c)	2,000	2,278
Prudential Financial, Inc.:
2.3% 8/15/18	1,000	1,011
4.5% 11/16/21	100,000	109,269
Unum Group 5.75% 8/15/42	12,000	12,909
		178,319
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.8%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	$ 3,000	$ 2,876
AvalonBay Communities, Inc.:
3.625% 10/1/20	5,000	5,176
4.2% 12/15/23	20,000	20,659
Boston Properties, Inc. 3.85% 2/1/23	25,000	25,120
Camden Property Trust:
2.95% 12/15/22	4,000	3,770
4.25% 1/15/24	8,000	8,187
Developers Diversified Realty Corp.:
4.75% 4/15/18	132,000	143,694
9.625% 3/15/16	3,000	3,486
Duke Realty LP:
3.625% 4/15/23	5,000	4,768
3.875% 10/15/22	8,000	7,839
5.95% 2/15/17	100,000	112,075
Equity One, Inc. 3.75% 11/15/22	20,000	19,216
Health Care REIT, Inc.:
2.25% 3/15/18	5,000	5,040
4.7% 9/15/17	2,000	2,199
Retail Opportunity Investments Partnership LP 5% 12/15/23	2,000	2,074
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,898
		368,077
Real Estate Management & Development - 1.1%
BioMed Realty LP 4.25% 7/15/22	4,000	3,985
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	9,775
4.95% 4/15/18	7,000	7,583
ERP Operating LP 4.625% 12/15/21	275,000	298,067
Liberty Property LP:
3.375% 6/15/23	25,000	23,548
5.5% 12/15/16	100,000	110,434
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	9,103
3.15% 5/15/23	12,000	10,787
Mid-America Apartments LP 4.3% 10/15/23	2,000	2,022
Tanger Properties LP 3.875% 12/1/23	4,000	4,003
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	$ 6,000	$ 6,013
4% 4/30/19	3,000	3,209
		488,529
TOTAL FINANCIALS		2,222,522
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
Aetna, Inc.:
1.5% 11/15/17	2,000	1,995
2.75% 11/15/22	5,000	4,719
Express Scripts Holding Co. 3.5% 11/15/16	100,000	106,076
UnitedHealth Group, Inc.:
2.75% 2/15/23	2,000	1,885
2.875% 3/15/23	13,000	12,390
WellPoint, Inc. 3.3% 1/15/23	21,000	20,239
		147,304
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	3,000	3,084
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17	10,000	10,073
2.9% 11/6/22	11,000	10,626
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	3,000	3,000
Zoetis, Inc. 3.25% 2/1/23	4,000	3,860
		27,559
TOTAL HEALTH CARE		177,947
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	2,000	1,992
MATERIALS - 0.2%
Metals & Mining - 0.2%
Barrick Gold Corp.:
3.85% 4/1/22	6,000	5,752
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
Barrick Gold Corp.: - continued
4.1% 5/1/23	$ 66,000	$ 63,198
Freeport-McMoRan Copper & Gold, Inc. 3.875% 3/15/23	5,000	4,841
		73,791
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
5.35% 9/1/40	6,000	6,159
5.55% 8/15/41	120,000	126,374
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,145
6% 4/1/17	2,000	2,210
6.15% 9/15/19	2,000	2,150
Embarq Corp. 7.082% 6/1/16	6,000	6,719
Verizon Communications, Inc. 6.55% 9/15/43	135,000	165,305
		311,062
UTILITIES - 0.4%
Electric Utilities - 0.2%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,833
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,245
Duke Energy Corp.:
2.1% 6/15/18	5,000	5,057
3.95% 10/15/23	2,000	2,051
FirstEnergy Corp.:
2.75% 3/15/18	8,000	8,064
4.25% 3/15/23	30,000	29,438
7.375% 11/15/31	1,000	1,152
Monongahela Power Co. 4.1% 4/15/24 (c)	4,000	4,139
Northeast Utilities:
1.45% 5/1/18	3,000	2,936
2.8% 5/1/23	12,000	11,315
PPL Capital Funding, Inc. 3.4% 6/1/23	6,000	5,785
		77,015
Multi-Utilities - 0.2%
Dominion Resources, Inc. 2.5469% 9/30/66 (e)	2,000	1,847
NiSource Finance Corp. 4.45% 12/1/21	100,000	105,908
PG&E Corp. 2.4% 3/1/19	2,000	2,005
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - continued
Puget Energy, Inc. 6% 9/1/21	$ 2,000	$ 2,307
Sempra Energy 2.875% 10/1/22	4,000	3,806
		115,873
TOTAL UTILITIES		192,888
TOTAL NONCONVERTIBLE BONDS (Cost $3,823,518)		3,886,164
U.S. Treasury Obligations - 7.4%

U.S. Treasury Notes:
0.375% 3/15/15	610,000	611,382
0.375% 1/15/16	144,000	144,219
0.625% 11/30/17	658,000	647,770
0.75% 10/31/17	196,000	194,163
0.75% 12/31/17	499,000	492,763
1.25% 10/31/18	680,000	675,166
1.375% 9/30/18	42,000	41,997
1.5% 1/31/19	300,000	300,141
2% 2/28/21	96,000	95,175
2.125% 1/31/21	53,000	53,050
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,256,601)		3,255,826
U.S. Government Agency - Mortgage Securities - 3.1%

Fannie Mae - 1.5%
3% 3/1/29 (d)	100,000	103,492
3% 7/1/43	99,399	96,660
3.5% 9/1/42 to 6/1/43	144,727	145,024
4% 3/1/42	94,207	98,980
4.5% 3/1/41 to 10/1/41	62,096	66,808
4.5% 3/1/44 (d)	100,000	107,402
5% 6/1/35	58,532	64,321
TOTAL FANNIE MAE		682,687
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - 0.8%
3% 2/1/43	$ 94,722	$ 92,054
3.5% 10/1/42 to 8/1/43	242,890	244,233
TOTAL FREDDIE MAC		336,287
Ginnie Mae - 0.8%
3.5% 4/20/42	91,663	94,556
4% 3/1/44 (d)	100,000	106,031
5% 10/15/33	131,317	144,716
TOTAL GINNIE MAE		345,303
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,371,651)		1,364,277
Collateralized Mortgage Obligations - 0.8%

U.S. Government Agency - 0.8%
Fannie Mae:
floater:
Series 2006-82 Class F, 0.7255% 9/25/36 (e)	2,535	2,548
Series 2007-53 Class FB, 0.5555% 6/25/37 (e)	16,596	16,582
Series 2007-85 Class FL, 0.6955% 9/25/37 (e)	5,638	5,669
Series 2007-89 Class FT, 0.7255% 9/25/37 (e)	5,265	5,307
Series 2012-122 Class LF, 0.5555% 11/25/42 (e)	89,907	89,053
Series 2013-44 Class FA, 0.408% 5/25/43 (e)	34,400	34,224
floater planned amortization class:
Series 2012-111 Class NF, 0.5055% 5/25/42 (e)	8,962	8,954
Series 2012-113 Class PF, 0.5055% 10/25/40 (e)	18,209	18,217
Series 2012-128:
Class VF, 0.4055% 6/25/42 (e)	36,465	36,213
Class YF, 0.4555% 6/25/42 (e)	36,489	36,308
sequential payer Series 2012-120 Class FE 0.4555% 2/25/39 (e)	4,305	4,276
Freddie Mac:
floater:
Series 3349 Class FE, 0.6445% 7/15/37 (e)	6,809	6,846
Series 3376 Class FA, 0.7545% 10/15/37 (e)	6,535	6,588
Series 4087 Class FB, 0.6245% 7/15/42 (e)	67,908	67,856
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac: - continued
floater planned amortization class Series 4094 Class BF, 0.5545% 8/15/32 (e)	$ 8,759	$ 8,783
Ginnie Mae guaranteed REMIC pass-thru certificates floater sequential payer Series 2010-113 Class JF, 0.557% 3/20/38 (e)	6,651	6,676
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $356,940)		354,100
Commercial Mortgage Securities - 2.3%

Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4 Class A4, 5.322% 12/11/49	40,000	44,152
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	107,987
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	132,283
Series 2006-GG7 Class A4, 5.8197% 7/10/38 (e)	24,486	26,746
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	8,153	8,922
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	10,000	10,809
Series 2007-CB18 Class A4, 5.44% 6/12/47	70,000	77,102
Series 2007-CB19 Class A4, 5.7093% 2/12/49 (e)	20,000	22,328
Series 2007-LD11 Class A4, 5.8134% 6/15/49 (e)	240,000	267,659
Series 2006-LDP7 Class A4, 5.8726% 4/15/45 (e)	50,000	54,630
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.8924% 7/15/44 (e)	10,000	11,223
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3, 5.866% 9/15/45	7,558	8,616
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (e)	25,000	27,056
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	170,000	187,401
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust sequential payer: - continued
Series 2007-C31 Class A4, 5.509% 4/15/47	$ 10,000	$ 10,923
Series 2007-C33 Class A4, 5.9216% 2/15/51 (e)	24,000	26,482
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $1,022,170)		1,024,319
Municipal Securities - 0.6%

California Gen. Oblig. 7.6% 11/1/40	115,000	162,124
Chicago Gen. Oblig. (Taxable Proj.) Series 2008 A, 5.25% 1/1/16	40,000	42,314
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	50,000	49,143
Series 2010-1, 6.63% 2/1/35	5,000	5,527
Series 2010-3, 6.725% 4/1/35	5,000	5,569
Series 2011, 5.877% 3/1/19	5,000	5,610
Series 2013:
1.84% 12/1/16	5,000	5,011
3.6% 12/1/19	5,000	4,990
TOTAL MUNICIPAL SECURITIES (Cost $270,677)		280,288
Foreign Government and Government Agency Obligations - 0.2%

United Mexican States:
3.5% 1/21/21	35,000	35,438
4% 10/2/23	22,000	22,275
4.75% 3/8/44	10,000	9,325
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $67,912)		67,038
Fixed-Income Funds - 72.8%
	Shares
Intermediate-Term Bond Funds - 72.8%
DoubleLine Total Return Bond Fund Class I	222,949	2,443,516
Fidelity GNMA Fund (f)	89,807	1,027,394
JPMorgan Core Bond Fund Select Class	383,599	4,465,088
Metropolitan West Total Return Bond Fund Class I	417,575	4,472,233
PIMCO Total Return Fund Institutional Class	987,264	10,721,672
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	212,862	$ 2,567,121
Western Asset Core Plus Bond Fund Class I	558,400	6,371,347
TOTAL FIXED-INCOME FUNDS (Cost $32,700,871)		32,068,371
Short-Term Funds - 3.9%

Short-Term Funds - 3.9%
Prudential Short-Term Corporate Bond Fund Class Z (Cost $1,724,101)	149,780	1,710,486
Money Market Funds - 0.8%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $360,160)	360,160	360,160
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $44,954,601)		44,371,029
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(300,660)
NET ASSETS - 100%		$ 44,070,369
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $168,589 or 0.4% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$ 829,110	$ 218,272	$ -	$ 17,516	$ 1,027,394
Spartan Long-Term Treasury Bond Index Fund Investor Class	205,211	3,152	187,153	3,546	-
Spartan U.S. Bond Index Fund Investor Class	2,313,521	41,675	2,349,424	9,439	-
Total	$ 3,347,842	$ 263,099	$ 2,536,577	$ 30,501	$ 1,027,394
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 3,886,164	$ -	$ 3,886,164	$ -
U.S. Government and Government Agency Obligations	3,255,826	-	3,255,826	-
U.S. Government Agency - Mortgage Securities	1,364,277	-	1,364,277	-
Collateralized Mortgage Obligations	354,100	-	354,100	-
Commercial Mortgage Securities	1,024,319	-	1,024,319	-
Municipal Securities	280,288	-	280,288	-
Foreign Government and Government Agency Obligations	67,038	-	67,038	-
Fixed-Income Funds	32,068,371	32,068,371	-	-
Short-Term Funds	1,710,486	1,710,486	-	-
Money Market Funds	360,160	360,160	-	-
Total Investments in Securities:	$ 44,371,029	$ 34,139,017	$ 10,232,012	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $43,892,675)	$ 43,343,635
Affiliated issuers (cost $1,061,926)	1,027,394
Total Investments (cost $44,954,601)		$ 44,371,029
Receivable for fund shares sold		1,072
Interest receivable		64,558
Prepaid expenses		28
Receivable from investment adviser for expense reductions		33,025
Other receivables		64
Total assets		44,469,776

Liabilities
Payable for investments purchased Regular delivery	$ 38,362
Delayed delivery	315,999
Payable for fund shares redeemed	536
Accrued management fee	1,150
Distribution and service plan fees payable	21
Audit fees payable	37,200
Other affiliated payables	1,957
Other payables and accrued expenses	4,182
Total liabilities		399,407

Net Assets		$ 44,070,369
Net Assets consist of:
Paid in capital		$ 44,750,134
Undistributed net investment income		21,488
Accumulated undistributed net realized gain (loss) on investments		(117,681)
Net unrealized appreciation (depreciation) on investments		(583,572)
Net Assets		$ 44,070,369

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($42,470,631 ÷ 4,315,796 shares)	$ 9.84

Class F: Net Asset Value, offering price and redemption price per share ($1,395,818 ÷ 141,782 shares)	$ 9.84

Class L: Net Asset Value, offering price and redemption price per share ($101,998 ÷ 10,363 shares)	$ 9.84

Class N: Net Asset Value, offering price and redemption price per share ($101,922 ÷ 10,355 shares)	$ 9.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 899,907
Affiliated issuers		30,501
Interest		233,601
Total income		1,164,009

Expenses
Management fee	$ 140,327
Transfer agent fees	6,425
Distribution and service plan fees	76
Accounting fees and expenses	17,523
Custodian fees and expenses	16,651
Independent trustees' compensation	497
Registration fees	54,418
Audit	50,297
Legal	1,956
Miscellaneous	470
Total expenses before reductions	288,640
Expense reductions	(190,418)	98,222
Net investment income (loss)		1,065,787
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(177,444)
Affiliated issuers	(50,539)
Realized gain distributions from underlying funds:
Unaffiliated issuers	118,898
Affiliated issuers	6,038
Total net realized gain (loss)		(103,047)
Change in net unrealized appreciation (depreciation) on: Investment securities	(822,238)
Delayed delivery commitments	1,527
Total change in net unrealized appreciation (depreciation)		(820,711)
Net gain (loss)		(923,758)
Net increase (decrease) in net assets resulting from operations		$ 142,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,065,787	$ 818,928
Net realized gain (loss)	(103,047)	374,020
Change in net unrealized appreciation (depreciation)	(820,711)	237,139
Net increase (decrease) in net assets resulting from operations	142,029	1,430,087
Distributions to shareholders from net investment income	(1,042,035)	(803,094)
Distributions to shareholders from net realized gain	(139,252)	(267,687)
Total distributions	(1,181,287)	(1,070,781)
Share transactions - net increase (decrease)	2,863,094	41,887,227
Total increase (decrease) in net assets	1,823,836	42,246,533

Net Assets
Beginning of period	42,246,533	-
End of period (including undistributed net investment income of $21,488 and undistributed net investment income of $7,778, respectively)	$ 44,070,369	$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.248	.201
Net realized and unrealized gain (loss)	(.222)	.151
Total from investment operations	.026	.352
Distributions from net investment income	(.243)	(.197)
Distributions from net realized gain	(.033)	(.065)
Total distributions	(.276)	(.262)
Net asset value, end of period	$ 9.84	$ 10.09
Total Return B, C	.29%	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.68%	.66% A
Expenses net of fee waivers, if any	.23%	.23% A
Expenses net of all reductions	.23%	.23% A
Net investment income (loss)	2.53%	2.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,471	$ 41,975
Portfolio turnover rate G	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.245	.072
Net realized and unrealized gain (loss)	(.229)	(.029) E
Total from investment operations	.016	.043
Distributions from net investment income	(.243)	(.068)
Distributions from net realized gain	(.033)	(.065)
Total distributions	(.276)	(.133)
Net asset value, end of period	$ 9.84	$ 10.10
Total Return B, C	.19%	.43%
Ratios to Average Net Assets G
Expenses before reductions	.75%	.66% A
Expenses net of fee waivers, if any	.23%	.23% A
Expenses net of all reductions	.23%	.23% A
Net investment income (loss)	2.53%	3.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,396	$ 272
Portfolio turnover rate H	87%	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period December 18, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.073
Net realized and unrealized gain (loss)	.118 E
Total from investment operations	.191
Distributions from net investment income	(.068)
Distributions from net realized gain	(.003)
Total distributions	(.071)
Net asset value, end of period	$ 9.84
Total Return B, C	1.97%
Ratios to Average Net Assets G
Expenses before reductions	.82% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	2.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Portfolio turnover rate H	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.066
Net realized and unrealized gain (loss)	.118 E
Total from investment operations	.184
Distributions from net investment income	(.061)
Distributions from net realized gain	(.003)
Total distributions	(.064)
Net asset value, end of period	$ 9.84
Total Return B, C	1.90%
Ratios to Average Net Assets G
Expenses before reductions	1.07% A
Expenses net of fee waivers, if any	.48% A
Expenses net of all reductions	.48% A
Net investment income (loss)	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 102
Portfolio turnover rate H	87%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 193,864
Gross unrealized depreciation	(776,836)
Net unrealized appreciation (depreciation) on securities and other investments	$ (582,972)

Tax Cost	$ 44,954,001

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 19,608
Capital loss carryforward	$ (116,336)
Net unrealized appreciation (depreciation)	$ (582,972)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (116,336)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 1,055,230	$ 1,058,426
Long-term Capital Gains	126,057	12,355
Total	$ 1,181,287	$ 1,070,781

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $8,543,417 and $3,949,759, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 76	$ 76

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Income Multi-Manager	$ 6,415.02
Class L	5	.02*
Class N	5	.02*
	$ 6,425

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,340.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $60 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $126,656.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$ 62,317
Class F	.20%	1,272
Class L	.20%	86
Class N	.45%	87

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A, B
From net investment income
Core Income Multi-Manager	$ 1,026,379	$ 801,301
Class F	14,326	1,793
Class L	703	-
Class N	627	-
Total	$ 1,042,035	$ 803,094

Annual Report

7. Distributions to Shareholders - continued

Years ended February 28,	2014 C	2013 A, B
From net realized gain
Core Income Multi-Manager	$ 138,071	$ 265,984
Class F	1,119	1,703
Class L	31	-
Class N	31	-
Total	$ 139,252	$ 267,687

A Distributions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A, B	2014 C	2013 A, B
Core Income Multi-Manager
Shares sold	93,505	4,056,536	$ 914,665	$ 40,576,253
Reinvestment of distributions	118,224	105,216	1,164,449	1,067,285
Shares redeemed	(54,643)	(3,042)	(536,480)	(30,782)
Net increase (decrease)	157,086	4,158,710	$ 1,542,634	$ 41,612,756
Class F
Shares sold	148,217	26,581	$ 1,444,141	$ 270,976
Reinvestment of distributions	1,575	345	15,445	3,495
Shares redeemed	(34,936)	-	(340,518)	-
Net increase (decrease)	114,856	26,926	$ 1,119,068	$ 274,471
Class L
Shares sold	10,288	-	$ 100,000	$ -
Reinvestment of distributions	75	-	734	-
Shares redeemed	-	-	-	-
Net increase (decrease)	10,363	-	$ 100,734	$ -
Class N
Shares sold	10,288	-	$ 100,000	$ -
Reinvestment of distributions	67	-	658	-
Shares redeemed	-	-	-	-
Net increase (decrease)	10,355	-	$ 100,658	$ -

A Share transactions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 95% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

A total of 10.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement, and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of such agreement does not involve a conflict of interest from which Strategic Advisors or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fee, to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the Sub-Adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Advisers' portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.20% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-L-ACF-N-ANN-0414
1.9585972.100

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Strategic Advisers® Emerging Markets Fund	-6.96%	-0.54%

A From September 30, 2010.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund: For the year, Strategic Advisers® Emerging Markets Fund (the Fund) returned -6.96%, trailing the -5.67% result of the MSCI® Emerging Markets Index. Relative to the benchmark, Aberdeen Emerging Markets Institutional Fund was the biggest detractor, as it was hampered by overweighted allocations to banks in Brazil and Turkey, along with poor stock picking in South Africa. Lazard Emerging Markets Equity Portfolio also detracted for many of the same reasons. GMO Emerging Markets Fund was hurt by overweighting Chinese banks while having minimal exposure to the country's Internet-related companies, whose stocks performed well. Sub-adviser Acadian Asset Management was a moderate detractor, mainly because of overweighted exposure to Turkey, a market that declined by 34% in U.S.-dollar terms. On the plus side, Fidelity® Emerging Markets Fund was the top relative contributor, led by an overweighting in information technology along with solid stock choices in China. Oppenheimer Developing Markets Fund benefited from its investments in Chinese and Russian technology companies. Eaton Vance Parametric Structured Emerging Markets Fund - a specialty manager with dedicated exposure to frontier markets - modestly contributed, partly because of strong gains from its holdings in the United Arab Emirates and Kenya.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.23%	$ 1,000.00	$ 1,042.20	$ 1.16
Hypothetical A		$ 1,000.00	$ 1,023.65	$ 1.15

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
GMO Emerging Markets Fund - Class V	14.2	12.7
Lazard Emerging Markets Equity Portfolio Institutional Class	13.8	15.1
Aberdeen Emerging Markets Institutional Fund	13.5	14.5
Fidelity Emerging Markets Fund	10.6	10.6
T. Rowe Price Emerging Markets Stock Fund	8.7	11.1
Oppenheimer Developing Markets Fund Class I	6.6	5.5
Eaton Vance Parametric Structured Emerging Markets Fund Investor Class	5.4	5.2
Invesco Developing Markets Fund Class A	4.4	5.1
Thornburg Developing World Fund - Class I	3.4	0.1
iShares China Large-Cap ETF	1.6	1.4
	82.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Emerging Markets Funds 82.2%	Emerging Markets Funds 81.3%
Stocks 17.1%	Stocks 14.7%
Europe Stock Funds 0.3%	Europe Stock Funds 0.3%
Sector Funds 0.0%*	Sector Funds 0.0%*
Short-Term Investments and Net Other Assets (Liabilities) 0.4%	Short-Term Investments and Net Other Assets (Liabilities) 3.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
* Amounts represents less than 0.1%.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 15.4%
	Shares	Value
CONSUMER DISCRETIONARY - 1.8%
Auto Components - 0.2%
ATLASBX Co. Ltd.	1,967	$ 76,543
Brisa Bridgestone S.A.B. Las San	36,278	91,587
CEAT Ltd. (a)	83,546	381,981
Dongah Tire & Rubber Co. Ltd.	3,340	59,975
Gmb Korea Corp.	7,110	50,735
INZI Controls Co. Ltd.	14,050	62,447
Kyung Chang Industrial Co. Ltd.	5,742	55,726
Motherson Sumi Systems Ltd.	81,377	305,386
MRF Ltd.	2,007	620,308
PT Gadjah Tunggal Tbk	242,000	45,653
S&T Motiv Co. Ltd.	5,120	138,507
Sejong Industrial Co. Ltd.	3,620	53,801
Sungwoo Hitech Co. Ltd.	26,703	380,591
Xingda International Holdings Ltd.	127,000	66,441
Yoo Sung Enterprise	16,600	68,488
		2,458,169
Automobiles - 1.0%
DRB-Hicom BHD	120,900	94,064
Geely Automobile Holdings Ltd.	3,145,000	1,183,344
Hyundai Motor Co.	27,005	6,203,913
Kia Motors Corp.	81,449	4,231,077
Qingling Motors Co. Ltd. (H Shares)	140,000	41,312
Tata Motors Ltd.	78,437	534,140
Tata Motors Ltd. sponsored ADR	57,328	1,999,601
Tvs Motor Co. Ltd.	197,881	275,569
		14,563,020
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	90,306	2,514,119
TAL Education Group ADR (a)	27,256	646,512
		3,160,631
Hotels, Restaurants & Leisure - 0.0%
CVC Brasil Operadora e Agencia de Viagens SA	16,300	99,479
Shanghai Jin Jiang International Hotel Co. Ltd. (H Shares)	272,000	79,912
		179,391
Household Durables - 0.2%
Kang Yong Electric PCL NVDR	5,000	40,307
Rodobens Negocios Imobiliarios SA	18,200	82,666
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Steinhoff International Holdings Ltd.	450,491	$ 2,171,243
Tatung Co. Ltd. (a)	201,000	66,102
		2,360,318
Leisure Equipment & Products - 0.0%
Ability Enterprise Co. Ltd.	61,000	38,230
Media - 0.1%
ABS CBN Broadcasting Corp. (depositary receipt)	94,000	59,789
Benpres Holdings Corp.	280,800	28,615
Eros International Media Ltd.	20,080	52,171
Hyundai Hy Communications & Networks Co. Ltd.	268,010	1,367,116
Media Prima Bhd	79,900	63,140
Megacable Holdings S.A.B. de CV unit	56,222	208,552
SinoMedia Holding Ltd.	151,000	107,016
		1,886,399
Specialty Retail - 0.0%
GOME Electrical Appliances Holdings Ltd.	874,000	146,407
Super Group Ltd. (a)	38,982	99,552
		245,959
Textiles, Apparel & Luxury Goods - 0.1%
Aksa Akrilik Kimya Sanayii	93,733	344,356
China Great Star International Ltd. (a)	66,524	184,640
Fulgent Sun International Holding Co. Ltd.	46,000	53,334
Hansae Yes24 Holdings Co. Ltd.	13,136	67,130
Huvis Corp.	45,710	452,188
Luthai Textile JSC Ltd. (B Shares)	92,400	127,279
Pou Chen Corp.	462,000	616,427
Weiqiao Textile Co. Ltd. (H Shares)	514,500	277,121
		2,122,475
TOTAL CONSUMER DISCRETIONARY		27,014,592
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Hitejinro Holdings Co. Ltd.	5,900	71,367
Pepsi-Cola Products Philippines, Inc.	2,298,100	260,434
		331,801
Food Products - 0.3%
Britannia Industries Ltd.	5,285	76,029
Chaoda Modern Agriculture ADR (a)	1,134	2,846
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
China Ocean Resources Co. Ltd. (a)	36,070	$ 125,480
Dae Han Flour Mills Co. Ltd.	410	55,361
Gruma S.A.B. de CV Series B (a)	336,117	2,647,215
Industrias Bachoco SA de CV Series B	49,399	172,067
JBS SA	292,400	935,281
KRBL Ltd.	106,886	77,886
Kulim Malaysia Bhd (a)	180,400	191,546
Pinar Entegre Et ve Un Sanayi AS	6,573	29,203
San Miguel Pure Foods Co., Inc.	10,320	52,929
		4,365,843
Personal Products - 0.1%
China King-highway Holdings Ltd. (a)	157,740	702,572
TOTAL CONSUMER STAPLES		5,400,216
ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Bangchak Petroleum PCL:
(For. Reg.)	595,700	524,946
NVDR	128,600	113,326
Cairn India Ltd.	495,379	2,600,629
China Petroleum & Chemical Corp. (H Shares)	520,000	460,308
Cosan Ltd. Class A	6,234	73,499
Gazprom OAO sponsored ADR (Reg. S)	862,213	6,639,040
GPN Capital SA sponsored:
ADR	3,664	72,144
ADR	21,900	435,810
Grupa Lotos SA (a)	48,869	664,114
Lanna Resources PCL	53,400	18,332
LUKOIL Oil Co. sponsored ADR (United Kingdom)	27,918	1,535,490
Petrobras Energia SA sponsored ADR (a)	22,142	109,824
Polski Koncern Naftowy Orlen SA	73,906	1,071,546
PTT Exploration and Production PCL NVDR	125,600	592,871
PTT PCL NVDR	18,800	168,840
Sasol Ltd.	69,629	3,535,263
Siamgas & Petrochemicals PCL NVDR	98,200	52,975
SK Gas Co. Ltd.	867	61,867
		18,730,824
Common Stocks - continued
	Shares	Value
FINANCIALS - 3.5%
Capital Markets - 0.0%
Grupo Financiero Interacciones SA de CV	48,486	$ 265,049
Is Yatirim Menkul Degerler A/S	15,504	9,049
		274,098
Commercial Banks - 2.2%
Agricultural Bank of China Ltd. (H Shares)	5,470,000	2,318,946
Banco do Brasil SA	343,200	3,029,850
Bangkok Bank PCL	64,100	336,955
Bank of China Ltd. (H Shares)	14,173,000	5,953,699
Banregio Grupo Financiero S.A.B. de CV	41,878	218,379
China CITIC Bank Corp. Ltd. (H Shares)	4,013,000	2,156,318
China Construction Bank Corp. (H Shares)	10,475,000	7,194,303
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	639,000	266,780
Grupo Financiero Inbursa S.A.B. de CV Series O	530,380	1,269,480
Hana Financial Group, Inc.	11,040	431,679
Hong Leong Credit Bhd	11,300	54,474
King's Town Bank	54,000	51,121
Krung Thai Bank PCL:
(For. Reg.)	985,300	540,594
NVDR	3,671,600	2,014,456
Metropolitan Bank & Trust Co.	423,280	777,356
PT Bank Bukopin Tbk	834,000	43,104
PT Bank PAN Indonesia Tbk (a)	784,500	55,413
PT Bank Rakyat Indonesia Tbk	2,727,600	2,179,214
Sinopac Holdings Co.	520,000	249,567
Standard Bank Group Ltd.	12,449	142,441
Thanachart Capital PCL:
(For. Reg.)	797,900	782,615
NVDR	333,700	327,307
Turk Ekonomi Bankasi A/S (a)	82,803	73,053
Turkiye Is Bankasi A/S Series C	1,203,804	2,227,602
Turkiye Vakiflar Bankasi TAO	70,751	105,634
		32,800,340
Consumer Finance - 0.0%
Compartamos S.A.B. de CV	41,110	69,877
Krungthai Card PCL NVDR	205,800	203,434
		273,311
Diversified Financial Services - 0.5%
FirstRand Ltd.	808,652	2,566,029
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Fubon Financial Holding Co. Ltd.	2,831,000	$ 3,954,706
Meritz Financial Holdings Co.	4,270	29,429
		6,550,164
Insurance - 0.7%
Hanwha Life Insurance Co. Ltd.	20,370	130,648
Liberty Holdings Ltd.	202,698	2,307,406
LIG Insurance Co. Ltd.	35,850	1,040,412
MMI Holdings Ltd.	1,071,872	2,278,471
MNRB Holdings Bhd	36,000	44,046
Porto Seguro SA	314,100	4,350,983
Shin Kong Financial Holding Co. Ltd.	829,588	273,642
Syarikat Takaful Malaysia Bhd	53,100	177,891
Tong Yang Life Insurance Co. Ltd.	5,460	51,709
		10,655,208
Real Estate Investment Trusts - 0.0%
FII BTG Pactual Corporate Office Fund	2,530	136,117
Kiler Gayrimenkul Yatirim Ortakligi AS (a)	57,339	25,683
Terrafina	54,831	109,821
		271,621
Real Estate Management & Development - 0.1%
Dongwon Development Co. Ltd.	3,311	61,783
Jingo Digital, Inc.	52,000	49,142
KSL Holdings Bhd (a)	71,400	46,402
LBS Bina Group Bhd	401,900	212,139
PT Agung Podomoro Land Tbk	15,189,500	303,554
PT Lippo Cikarang Tbk (a)	549,500	349,088
Vista Land & Lifescapes, Inc.	3,107,100	375,775
		1,397,883
TOTAL FINANCIALS		52,222,625
HEALTH CARE - 0.3%
Biotechnology - 0.0%
Biocon Ltd.	55,928	415,192
Health Care Equipment & Supplies - 0.0%
Kossan Rubber Industries Bhd	267,200	357,897
Supermax Corp. Bhd	119,100	102,112
		460,009
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.0%
Faber Group Bhd	109,500	$ 89,204
Life Sciences Tools & Services - 0.1%
Dishman Pharmaceuticals and Chemicals Ltd. (a)	59,729	84,194
Divi's Laboratories Ltd.	14,535	335,290
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	33,874	1,302,794
		1,722,278
Pharmaceuticals - 0.2%
Ajanta Pharma Ltd.	12,399	208,949
Dong Wha Pharm Co. Ltd.	24,140	117,479
Dr. Reddy's Laboratories Ltd. sponsored ADR	37,723	1,731,486
		2,057,914
TOTAL HEALTH CARE		4,744,597
INDUSTRIALS - 0.9%
Airlines - 0.3%
Avianca Holding SA sponsored ADR (a)	94,440	1,550,705
Grupo Aeromexico S.A.B. de CV (a)	165,296	243,318
Turk Hava Yollari AO	874,496	2,603,409
		4,397,432
Commercial Services & Supplies - 0.0%
China Stationery Ltd.	102,400	6,561
KTCS Corp.	21,960	72,276
KTIS Corp.	15,400	70,541
		149,378
Construction & Engineering - 0.0%
Da Cin Construction Co. Ltd.	58,000	52,420
EEI Corp.	217,000	53,460
PT Petrosea Tbk	344,500	44,068
PT Surya Semesta Internusa Tbk	1,027,500	71,250
United Integration Services Co. Ltd.	184,000	246,717
		467,915
Electrical Equipment - 0.1%
Audix Corp.	92,000	90,129
DONGYANG E&P, Inc.	21,665	360,589
Finolex Cables Ltd.	43,975	55,472
Havells India Ltd.	14,025	174,600
Korea Electric Terminal Co. Ltd.	3,990	149,841
		830,631
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.3%
Alarko Holding AS	100,608	$ 202,104
Alfa SA de CV Series A	1,053,953	2,534,590
Cahya Mata Sarawak Bhd	78,900	184,882
CJ Corp.	8,996	1,075,512
Max India Ltd.	22,321	69,560
San Miguel Corp.	27,710	34,630
		4,101,278
Machinery - 0.1%
Famur SA (a)	12,878	19,782
Haitian International Holdings Ltd.	29,000	62,704
Kaulin Manufacturing Co. Ltd.	65,000	49,527
Kepler Weber SA	5,600	87,150
Shanghai Shangling Electric Appliances Co. Ltd. (B Shares)	332,300	647,985
		867,148
Marine - 0.0%
MISC Bhd (a)	63,100	122,253
Road & Rail - 0.0%
PKP Cargo SA	3,875	117,637
Transportation Infrastructure - 0.1%
Airports of Thailand PCL (For. Reg.)	66,000	379,310
Bangkok Expressway PCL (For.Reg.)	42,500	42,989
Grupo Aeroportuario del Pacifico SA de CV Series B	235,445	1,262,205
Sebang Co. Ltd.	2,960	51,764
		1,736,268
TOTAL INDUSTRIALS		12,789,940
INFORMATION TECHNOLOGY - 3.8%
Communications Equipment - 0.0%
Accton Technology Corp.	95,000	53,741
Computers & Peripherals - 0.3%
Bematech Industria e Comercio de Equipamentos Eletronicos SA	38,900	130,234
Elitegroup Computer Systems Co. Ltd.	246,000	149,305
Inventec Corp.	1,239,000	1,305,759
Micro-Star International Co. Ltd.	119,000	118,739
Pegatron Corp.	1,559,000	2,092,963
		3,797,000
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.8%
Chimei Materials Technology Corp.	189,000	$ 240,641
Coretronic Corp.	99,000	98,783
Daou Data Corp.	16,465	83,679
Delta Electronics PCL NVDR	205,700	342,045
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,657,200	4,591,717
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	262,896	1,472,218
Innolux Corp. (a)	4,419,000	1,574,232
INTOPS Co. Ltd.	21,141	420,259
INZI Display Co. Ltd.	313,297	489,132
LG Display Co. Ltd. (a)	141,190	3,224,395
Sam Young Electronics Co. Ltd.	4,410	42,592
Taiwan Union Technology Corp.	63,000	57,563
		12,637,256
Internet Software & Services - 0.4%
Daou Technology, Inc.	58,350	867,213
NetEase.com, Inc. sponsored ADR	34,759	2,404,280
Sohu.com, Inc. (a)	11,322	962,257
SouFun Holdings Ltd. ADR	20,865	1,643,745
		5,877,495
IT Services - 1.0%
CSU Cardsystem SA (a)	20,600	19,768
eClerx	3,300	71,202
HCL Technologies Ltd.	100,312	2,559,251
Infosys Ltd.	13,285	822,357
Infosys Ltd. sponsored ADR	89,422	5,514,655
MindTree Consulting Ltd.	6,639	176,691
Nice Information & Telecom, Inc.	4,823	73,942
Persistent Systems Ltd.	2,757	50,629
Tata Consultancy Services Ltd.	13,047	480,798
Wipro Ltd.	256,001	2,480,235
Wipro Ltd. sponsored ADR	119,977	1,655,683
WNS Holdings Ltd. sponsored ADR (a)	21,951	436,605
		14,341,816
Office Electronics - 0.0%
Sindoh Co. Ltd.	7,528	441,179
Semiconductors & Semiconductor Equipment - 1.2%
Advanced Semiconductor Engineering, Inc. sponsored ADR	439,094	2,182,297
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	15,719	358,393
Samsung Electronics Co. Ltd.	12,017	15,200,695
Siliconware Precision Industries Co. Ltd.	77,000	97,228
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
SK Hynix, Inc. (a)	1,490	$ 54,139
Taiwan Semiconductor Co. Ltd.	53,000	53,146
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	11,823	213,642
Topco Scientific Co. Ltd.	42,267	83,512
		18,243,052
Software - 0.1%
Asseco Poland SA	8,693	142,651
Giant Interactive Group, Inc. ADR	91,945	1,046,334
Perfect World Co. Ltd. sponsored ADR Class B	19,567	442,606
		1,631,591
TOTAL INFORMATION TECHNOLOGY		57,023,130
MATERIALS - 1.1%
Chemicals - 0.3%
Hanwha Corp.	25,480	860,117
Kunsul Chemical Industrial Co. Ltd.	2,980	96,962
Petronas Chemicals Group Bhd	144,400	297,391
PTT Global Chemical PCL NVDR	1,157,200	2,660,230
Shinkong Synthetic Fiber Co.	153,000	50,972
Tae Kyung Industrial Co. Ltd.	11,580	50,383
Taekwang Industrial Co. Ltd.	168	218,810
		4,234,865
Construction Materials - 0.0%
Asia Cement (China) Holdings Corp.	103,500	72,285
Asia Cement Co. Ltd.	465	42,207
Cimsa Cimento Sanayi Ve Ticaret A/S	26,968	142,146
Eternit SA	61,900	219,115
Tipco Asphalt NVDR	27,800	40,262
		516,015
Containers & Packaging - 0.1%
Bio Pappel S.A.B. de CV (a)	179,268	381,227
Kian Joo Can Factory Bhd	62,900	61,029
Mpact Ltd.	120,835	296,919
		739,175
Metals & Mining - 0.5%
Dongil Industries Co. Ltd.	1,940	91,501
Eregli Demir ve Celik Fabrikalari T.A.S.	1,858,038	2,034,364
Grupo Simec SA de CV (a)	206,578	803,677
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Grupo Simec SA de CV Series B sponsored ADR (a)	3,283	$ 40,053
Husteel Co. Ltd.	12,640	237,046
KISCO Corp.	3,180	82,597
KISWIRE Ltd.	1,630	54,870
Tata Sponge Iron Ltd. (a)	7,578	53,434
Ternium SA sponsored ADR	151,197	4,478,455
		7,875,997
Paper & Forest Products - 0.2%
Asia Holdings Co. Ltd.	204	25,632
Asia Paper Manufacturing Co. Ltd.	5,850	107,515
Fibria Celulose SA (a)	95,900	1,014,317
Hansol Paper Co. Ltd.	69,870	848,430
Long Chen Paper Co. Ltd.	117,275	61,507
Mondi Ltd.	3,296	59,166
PT Indah Kiat Pulp & Paper Tbk (a)	721,500	85,146
Sungchang Enterprise Holdings (a)	2,540	48,587
WTK Holdings Bhd	124,500	48,243
		2,298,543
TOTAL MATERIALS		15,664,595
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.6%
Axtel S.A.B. de CV unit (a)	1,211,141	428,351
China Telecom Corp. Ltd. (H Shares)	1,236,000	534,924
China Unicom Ltd.	2,364,000	3,128,866
KT Corp.	61,320	1,744,707
LG Telecom Ltd. (a)	47,390	464,364
Netia Holdings SA (a)	42,256	68,696
PT Telkomunikasi Indonesia Tbk:
Series B	5,267,500	1,054,735
sponsored ADR	29,732	1,166,386
Tata Communications Ltd. (a)	32,095	143,987
Telekomunikacja Polska SA	65,986	221,336
Telkom SA Ltd. (a)	117,986	341,525
		9,297,877
Wireless Telecommunication Services - 0.9%
Advanced Info Service PCL (For. Reg.)	142,100	919,022
America Movil S.A.B. de CV Series L sponsored ADR	300,699	5,824,540
Globe Telecom, Inc.	2,520	95,946
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
MTN Group Ltd.	52,071	$ 952,131
Sistema JSFC sponsored GDR	52,028	1,287,693
TIM Participacoes SA	480,100	2,346,496
Total Access Communication PCL NVDR	541,900	1,677,606
		13,103,434
TOTAL TELECOMMUNICATION SERVICES		22,401,311
UTILITIES - 0.8%
Electric Utilities - 0.6%
ENEA SA	36,812	177,095
Energa SA	23,218	135,577
Enersis SA sponsored ADR	155,805	2,217,105
Polska Grupa Energetyczna SA	109,668	670,223
Tauron Polska Energia SA	428,174	684,726
Tenaga Nasional Bhd	1,477,800	5,410,709
		9,295,435
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	300	11,196
Daesung Energy Co. Ltd.	22,060	111,287
E1 Corp.	2,117	129,030
Korea District Heating Corp.	1,117	72,794
KyungDong City Gas Co. Ltd.	1,354	135,849
PT Perusahaan Gas Negara Tbk Series B	2,456,700	1,036,939
Samchully Co. Ltd.	2,665	299,871
		1,796,966
Independent Power Producers & Energy Traders - 0.1%
Guangdong Electric Power Development Co. Ltd. (B Shares)	295,700	172,987
Huadian Power International Corp. Ltd. (H Shares)	704,000	299,360
Huaneng Power International, Inc. (H Shares)	810,000	723,312
Ratchaburi Electric Generating Holding PCL unit	97,500	144,943
		1,340,602
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	5,600	51,349
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - continued
Puncak Niaga Holding Bhd	80,600	$ 81,891
		133,240
TOTAL UTILITIES		12,566,243
TOTAL COMMON STOCKS (Cost $220,330,619)		228,558,073
Nonconvertible Preferred Stocks - 1.7%

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	80,000	3,374,006
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	757,200	4,388,676
FINANCIALS - 0.2%
Commercial Banks - 0.2%
Banco Santander SA (Brasil) ADR	164,739	817,105
Itau Unibanco Holding SA	160,300	2,135,054
		2,952,159
MATERIALS - 0.4%
Chemicals - 0.0%
Braskem SA (PN-A) (a)	93,800	646,069
Metals & Mining - 0.4%
Gerdau SA (PN)	452,400	2,786,078
Metalurgica Gerdau SA (PN)	143,600	1,096,866
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.) (a)	64,300	267,922
Vale SA (PN-A)	78,700	976,387
		5,127,253
TOTAL MATERIALS		5,773,322
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Oi SA (PN)	139,300	213,279
Nonconvertible Preferred Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Brasil SA	59,000	$ 1,081,488
Telefonica Brasil SA sponsored	113,392	2,114,761
		3,409,528
Wireless Telecommunications Services - 0.1%
Tim Participacoes SA sponsored ADR	28,562	706,624
TOTAL TELECOMMUNICATIONS SERVICES		4,116,152
UTILITIES - 0.3%
Electric Utilities - 0.1%
Companhia Energetica de Minas Gerais (CEMIG):
(PN)	210,441	1,205,341
(PN) sponsored (non-vtg.)	67,174	388,937
Companhia Energetica do Ceara	5,338	85,599
Companhia Paranaense de Energia-Copel (PN-B)	10,200	109,841
		1,789,718
Independent Power Producers & Energy Traders - 0.1%
Companhia Energetica de Sao Paulo Series B	103,800	996,055
Water Utilities - 0.1%
Cia de Saneamento do Parana	8,000	18,765
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	168,105	1,558,333
		1,577,098
TOTAL UTILITIES		4,362,871
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $31,209,782)		24,967,186
Equity Funds - 82.5%

Europe Stock Funds - 0.3%
Market Vectors Russia ETF	191,700	4,681,314
Sector Funds - 0.0%
RS Global Natural Resources Fund Class A	68	2,506
Emerging Markets Funds - 82.2%
Aberdeen Emerging Markets Institutional Fund	14,436,201	199,508,303
Eaton Vance Parametric Structured Emerging Markets Fund Investor Class	5,447,324	79,313,036
Equity Funds - continued
	Shares	Value
Emerging Markets Funds - continued
Fidelity Emerging Markets Fund (c)	6,629,382	$ 157,050,066
GMO Emerging Markets Fund - Class V	20,747,748	210,174,683
Invesco Developing Markets Fund Class A	2,062,530	65,072,834
iShares China Large-Cap ETF	679,800	24,058,122
Lazard Emerging Markets Equity Portfolio Institutional Class	11,659,849	204,746,949
Oppenheimer Developing Markets Fund Class I	2,671,526	96,816,088
T. Rowe Price Emerging Markets Stock Fund	4,143,416	128,570,194
Templeton Frontier Markets Fund - Class A	61	1,095
Thornburg Developing World Fund - Class I	2,657,032	50,802,445
Wasatch Frontier Emerging Small Countries Fund	686	2,127
TOTAL EMERGING MARKETS FUNDS		1,216,115,942
TOTAL EQUITY FUNDS (Cost $1,340,148,571)		1,220,799,762
Money Market Funds - 0.5%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $7,313,293)	7,313,293	7,313,293
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,599,002,265)		1,481,638,314
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,006,370)
NET ASSETS - 100%		$ 1,480,631,944
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 190,112,567	$ 7,899,372	$ 40,512,905	$ 128,556	$ 157,050,066
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,014,592	$ 26,480,452	$ 534,140	$ -
Consumer Staples	8,774,222	8,774,222	-	-
Energy	23,119,500	19,123,929	3,995,571	-
Financials	55,174,784	55,174,784	-	-
Health Care	4,744,597	4,744,597	-	-
Industrials	12,789,940	12,789,940	-	-
Information Technology	57,023,130	50,398,915	6,624,215	-
Materials	21,437,917	21,437,917	-	-
Telecommunication Services	26,517,463	20,054,231	6,463,232	-
Utilities	16,929,114	16,929,114	-	-
Equity Funds	1,220,799,762	1,220,799,762	-	-
Money Market Funds	7,313,293	7,313,293	-	-
Total Investments in Securities:	$ 1,481,638,314	$ 1,464,021,156	$ 17,617,158	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,431,137,534)	$ 1,324,588,248
Affiliated issuers (cost $167,864,731)	157,050,066
Total Investments (cost $1,599,002,265)		$ 1,481,638,314
Foreign currency held at value (cost $755,572)		755,437
Receivable for investments sold		2,224,965
Receivable for fund shares sold		1,424,427
Dividends receivable		886,414
Prepaid expenses		1,260
Other receivables		2,536
Total assets		1,486,933,353

Liabilities
Payable for investments purchased	$ 4,988,944
Payable for fund shares redeemed	678,686
Accrued management fee	123,775
Other affiliated payables	138,357
Other payables and accrued expenses	371,647
Total liabilities		6,301,409

Net Assets		$ 1,480,631,944
Net Assets consist of:
Paid in capital		$ 1,673,346,004
Distributions in excess of net investment income		(2,536)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(75,002,567)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(117,708,957)
Net Assets, for 161,575,108 shares outstanding		$ 1,480,631,944
Net Asset Value, offering price and redemption price per share ($1,480,631,944 ÷ 161,575,108 shares)		$ 9.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 25,158,259
Affiliated issuers		128,556
Interest		122
Income before foreign taxes withheld		25,286,937
Less foreign taxes withheld		(916,168)
Total income		24,370,769

Expenses
Management fee	$ 5,791,207
Transfer agent fees	1,032,096
Accounting fees and expenses	760,413
Custodian fees and expenses	142,365
Independent trustees' compensation	20,787
Registration fees	47,573
Audit	36,376
Legal	16,101
Miscellaneous	94,119
Total expenses before reductions	7,941,037
Expense reductions	(4,271,559)	3,669,478
Net investment income (loss)		20,701,291
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,558,644)
Affiliated issuers	(5,428,617)
Foreign currency transactions	(274,834)
Futures contracts	(3,061,689)
Realized gain distributions from underlying funds:
Unaffiliated issuers	4,656,154
Total net realized gain (loss)		(45,667,630)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $314,655)	(108,951,161)
Assets and liabilities in foreign currencies	(35,145)
Futures contracts	218,470
Total change in net unrealized appreciation (depreciation)		(108,767,836)
Net gain (loss)		(154,435,466)
Net increase (decrease) in net assets resulting from operations		$ (133,734,175)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,701,291	$ 21,806,207
Net realized gain (loss)	(45,667,630)	(26,747,614)
Change in net unrealized appreciation (depreciation)	(108,767,836)	85,133,780
Net increase (decrease) in net assets resulting from operations	(133,734,175)	80,192,373
Distributions to shareholders from net investment income	(21,140,352)	(22,033,837)
Distributions to shareholders from net realized gain	-	(15,524,447)
Total distributions	(21,140,352)	(37,558,284)
Share transactions Proceeds from sales of shares	525,025,742	474,377,728
Reinvestment of distributions	21,110,393	37,483,589
Cost of shares redeemed	(808,731,324)	(561,484,712)
Net increase (decrease) in net assets resulting from share transactions	(262,595,189)	(49,623,395)
Total increase (decrease) in net assets	(417,469,716)	(6,989,306)

Net Assets
Beginning of period	1,898,101,660	1,905,090,966
End of period (including distributions in excess of net investment income of $2,536 and $0, respectively)	$ 1,480,631,944	$ 1,898,101,660
Other Information Shares
Sold	54,845,880	51,341,285
Issued in reinvestment of distributions	2,226,834	3,891,114
Redeemed	(85,606,279)	(58,770,077)
Net increase (decrease)	(28,533,565)	(3,537,678)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 H	2011 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.98	$ 9.84	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.12	.16	.11
Net realized and unrealized gain (loss)	(.81)	.23	(.18)	.07
Total from investment operations	(.69)	.35	(.02)	.18
Distributions from net investment income	(.13)	(.12)	(.15)	(.09)
Distributions from net realized gain	-	(.09)	(.05)	(.03)
Total distributions	(.13)	(.21)	(.20)	(.12)
Net asset value, end of period	$ 9.16	$ 9.98	$ 9.84	$ 10.06
Total Return B, C	(6.96)%	3.63%	.11%	1.70%
Ratios to Average Net Assets F
Expenses before reductions	.46%	.36%	.28%	.35% A
Expenses net of fee waivers, if any	.21%	.11%	.03%	.10% A
Expenses net of all reductions	.21%	.10%	.02%	.10% A
Net investment income (loss)	1.21%	1.27%	1.65%	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,480,632	$ 1,898,102	$ 1,905,091	$ 1,617,552
Portfolio turnover rate G	21%	26% I	11%	18%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 30, 2010 (commencement of operations) to February 28, 2011.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H For the year ended February 29.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events.. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan.

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 36,607,303
Gross unrealized depreciation	(155,928,640)
Net unrealized appreciation (depreciation) on securities and other investments	$ (119,321,337)

Tax Cost	$ 1,600,959,651

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (73,045,181)
Net unrealized appreciation (depreciation)	$ (119,351,688)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (7,677,205)
Long-term	(65,367,976)
Total capital loss carryforward	$ (73,045,181)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 21,140,352	$ 22,033,837
Long-term Capital Gains	-	15,524,447
Total	$ 21,140,352	$ 37,558,284

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $(3,061,689) and a change in net unrealized appreciation (depreciation) of $218,470 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $345,080,941 and $593,268,926, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $258,270.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,235 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $4,270,718.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $841 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 21, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The fund designates 97% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers Emerging Markets Fund	12/30/2013	$0.0967	$0.0280

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2012, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile and that the fund had out-performed 69% of its peers for the one-year period ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.20%.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC
Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SAE-UANN-0414
1.926377.103

Strategic Advisers®
Emerging Markets Fund of Funds

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Strategic Advisers® Emerging Markets Fund of Funds	-6.18%	0.06%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds, a class of the fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund of Funds: For the year, Strategic Advisers® Emerging Markets Fund of Funds (a class of the Fund) returned -6.18%, trailing the -5.67% result of the MSCI® Emerging Markets Index. Relative to the benchmark, Aberdeen Emerging Markets Fund was the biggest detractor, as it was hampered by overweighted allocations to banks in Brazil and Turkey, along with weak stock picking in South Africa. Lazard Emerging Markets Equity Portfolio also detracted for many of the same reasons. GMO Emerging Markets Fund was hurt by overweighting Chinese banks while having minimal exposure to the country's Internet-related companies, whose stocks performed well. Acadian Emerging Markets Portfolio struggled due to overweighted exposure to Turkey, a market that declined by 34% in U.S.-dollar terms. On the plus side, Thornburg Developing World Fund was the top relative contributor, thanks to adroit stock selection in consumer discretionary and information technology, particularly in Taiwan and Brazil, combined with an underweighting in poor-performing Chinese financials. Fidelity® Emerging Markets Fund also contributed, led by overweightings in information technology and consumer discretionary, along with solid stock choices in China. Similarly, Oppenheimer Developing Markets Fund benefited from its investments in Chinese and Russian technology companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Emerging Markets and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Emerging Markets	.10%
Actual		$ 1,000.00	$ 1,047.90	$ .51 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class F	.10%
Actual		$ 1,000.00	$ 1,047.90	$ .51 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class L	.10%
Actual		$ 1,000.00	$ 974.40	$ .29 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class N	.35%
Actual		$ 1,000.00	$ 974.10	$ 1.03 C
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Emerging Markets and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	15.6	15.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.0	14.2
Aberdeen Emerging Markets Fund Institutional Class	13.6	13.9
GMO Emerging Markets Fund - Class V	13.3	12.2
Fidelity Emerging Markets Fund	10.8	10.3
T. Rowe Price Emerging Markets Stock Fund	10.6	10.4
Thornburg Developing World Fund - Class I	7.5	6.5
Oppenheimer Developing Markets Fund Class Y	5.7	5.5
Eaton Vance Parametric Structured Emerging Markets Fund Class I	5.1	5.1
SSgA Emerging Markets Fund Select Class	2.0	5.1
	98.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Emerging Markets Funds 99.7%	Emerging Markets Funds 99.9%
Short-Term Investments and Net Other Assets (Liabilities) 0.3%	Short-Term Investments and Net Other Assets (Liabilities) 0.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Equity Funds - 99.7%
	Shares	Value
Emerging Markets Funds - 99.7%
Aberdeen Emerging Markets Fund Institutional Class	103,221	$ 1,427,552
Acadian Emerging Markets Portfolio Institutional Class	92,637	1,633,198
Eaton Vance Parametric Structured Emerging Markets Fund Class I	36,920	539,034
Fidelity Emerging Markets Fund (b)	47,573	1,127,009
GMO Emerging Markets Fund - Class V	137,303	1,390,879
iShares China Large-Cap ETF	4,360	154,300
Lazard Emerging Markets Equity Portfolio Institutional Class	83,787	1,471,306
Oppenheimer Developing Markets Fund Class Y	16,626	602,184
SSgA Emerging Markets Fund Select Class	12,303	210,628
T. Rowe Price Emerging Markets Stock Fund	35,908	1,114,229
Templeton Frontier Markets Fund - Advisor Class	60	1,076
Thornburg Developing World Fund - Class I	41,305	789,742
Wasatch Frontier Emerging Small Countries Fund	677	2,098
TOTAL EQUITY FUNDS (Cost $10,839,479)		10,463,235
Money Market Funds - 0.2%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $17,750)	17,750	17,750
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $10,857,229)		10,480,985
NET OTHER ASSETS (LIABILITIES) - 0.1%		12,592
NET ASSETS - 100%		$ 10,493,577
Security Type Abbreviations
ETF - Exchange-Traded Fund
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 984,774	$ 228,527	$ 87,148	$ 899	$ 1,127,009
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,759,564)	$ 9,353,976
Affiliated issuers (cost $1,097,665)	1,127,009
Total Investments (cost $10,857,229)		$ 10,480,985
Receivable for fund shares sold		2,324
Prepaid expenses		6
Receivable from investment adviser for expense reductions		34,922
Total assets		10,518,237

Liabilities
Payable for investments purchased	$ 1,830
Payable for fund shares redeemed	494
Distribution and service plan fees payable	20
Audit fees payable	18,873
Custody fee payable	3,073
Other affiliated payables	127
Other payables and accrued expenses	243
Total liabilities		24,660

Net Assets		$ 10,493,577
Net Assets consist of:
Paid in capital		$ 10,849,943
Undistributed net investment income		16,360
Accumulated undistributed net realized gain (loss) on investments		3,518
Net unrealized appreciation (depreciation) on investments		(376,244)
Net Assets		$ 10,493,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Emerging Markets: Net Asset Value, offering price and redemption price per share ($9,832,334 ÷ 1,008,858 shares)	$ 9.75

Class F: Net Asset Value, offering price and redemption price per share ($466,419 ÷ 47,860 shares)	$ 9.75

Class L: Net Asset Value, offering price and redemption price per share ($97,447 ÷ 9,994 shares)	$ 9.75

Class N: Net Asset Value, offering price and redemption price per share ($97,377 ÷ 9,990 shares)	$ 9.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 139,175
Affiliated issuers		899
Total income		140,074

Expenses
Management fee	$ 29,898
Transfer agent fees	1,240
Distribution and service plan fees	75
Accounting fees and expenses	1,247
Custodian fees and expenses	12,364
Independent trustees' compensation	117
Registration fees	51,331
Audit	29,077
Legal	75
Miscellaneous	166
Total expenses before reductions	125,590
Expense reductions	(115,542)	10,048
Net investment income (loss)		130,026
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(46,534)
Affiliated issuers	(2,260)
Realized gain distributions from underlying funds:
Unaffiliated issuers	72,254
Total net realized gain (loss)		23,460
Change in net unrealized appreciation (depreciation) on investment securities		(824,650)
Net gain (loss)		(801,190)
Net increase (decrease) in net assets resulting from operations		$ (671,164)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,026	$ 117,156
Net realized gain (loss)	23,460	7,792
Change in net unrealized appreciation (depreciation)	(824,650)	448,406
Net increase (decrease) in net assets resulting from operations	(671,164)	573,354
Distributions to shareholders from net investment income	(113,674)	(119,508)
Distributions to shareholders from net realized gain	(25,374)	-
Total distributions	(139,048)	(119,508)
Share transactions - net increase (decrease)	1,674,301	9,174,439
Redemption fees	748	455
Total increase (decrease) in net assets	864,837	9,628,740

Net Assets
Beginning of period	9,628,740	-
End of period (including undistributed net investment income of $16,360 and $0, respectively)	$ 10,493,577	$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.14
Net realized and unrealized gain (loss)	(.78)	.53
Total from investment operations	(.65)	.67
Distributions from net investment income	(.11)	(.14)
Distributions from net realized gain	(.03)	-
Total distributions	(.13) I	(.14)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 9.75	$ 10.53
Total Return B,C	(6.18)%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.25%	1.14% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	1.29%	1.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,832	$ 9,475
Portfolio turnover rate G	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.13	.10
Net realized and unrealized gain (loss)	(.78)	.14
Total from investment operations	(.65)	.24
Distributions from net investment income	(.11)	(.14)
Distributions from net realized gain	(.03)	-
Total distributions	(.13) I	(.14)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 9.75	$ 10.53
Total Return B,C	(6.18)%	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.43%	1.14% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	1.29%	4.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 154
Portfolio turnover rate G	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.25)
Distributions from net investment income	(.11)
Distributions from net realized gain	(.02)
Total distributions	(.13)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 9.75
Total Return B,C	(2.56)%
Ratios to Average Net Assets F
Expenses before reductions	1.79% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	3.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 97
Portfolio turnover rate G	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.26)
Distributions from net investment income	(.10)
Distributions from net realized gain	(.02)
Total distributions	(.12)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 9.75
Total Return B,C	(2.59)%
Ratios to Average Net Assets F
Expenses before reductions	2.05% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	3.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 97
Portfolio turnover rate G	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 209,575
Gross unrealized depreciation	(612,911)
Net unrealized appreciation (depreciation) on securities and other investments	$ (403,336)

Tax Cost	$ 10,884,321

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,375
Undistributed long-term capital gain	$ 30,610
Net unrealized appreciation (depreciation)	$ (403,336)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 113,674	$ 119,508
Long-term Capital Gains	25,374	-
Total	$ 139,048	$ 119,508

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $2,736,366 and $1,019,407, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 75	$ 75

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETF's. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 1,238.01
Class L	1	.00*
Class N	1	.00*
	$ 1,240

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $29,898.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$ 82,256
Class F	.10%	2,564
Class L	.10%	401
Class N	.35%	406

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $17.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A,B
From net investment income
Emerging Markets	$ 106,936	$ 117,515
Class F	4,646	1,993
Class L	1,066	-
Class N	1,026	-
Total	$ 113,674	$ 119,508

Annual Report

7. Distributions to Shareholders - continued

Years ended February 28,	2014 C	2013 A,B
From net realized gain
Emerging Markets	$ 24,190	$ -
Class F	848	-
Class L	168	-
Class N	168	-
Total	$ 25,374	$ -

A Distributions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A,B	2014 C	2013 A,B
Emerging Markets
Shares sold	179,201	901,009	$ 1,826,852	$ 9,030,640
Reinvestment of distributions	13,012	11,315	131,126	117,515
Shares redeemed	(83,302)	(12,377)	(821,441)	(126,123)
Net increase (decrease)	108,911	899,947	$ 1,136,537	$ 9,022,032
Class F
Shares sold	37,710	14,393	$ 379,016	$ 150,414
Reinvestment of distributions	545	192	5,494	1,993
Shares redeemed	(4,980)	-	(49,174)	-
Net increase (decrease)	33,275	14,585	$ 335,336	$ 152,407
Class L
Shares sold	9,871	-	$ 100,000	$ -
Reinvestment of distributions	123	-	1,234	-
Net increase (decrease)	9,994	-	$ 101,234	$ -
Class N
Shares sold	9,871	-	$ 100,000	$ -
Reinvestment of distributions	119	-	1,194	-
Net increase (decrease)	9,990	-	$ 101,194	$ -

A Share transactions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end period, the investment adviser and its affiliates were the owner of record of 89% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Emerging Markets	04/07/14	04/04/14	$0.017	$0.028

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $49,654, or, if subsequently determined to be different, the net capital gain of such year.

Emerging Markets designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Emerging Markets designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/30/13	$0.0879	$0.0291

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the

Annual Report

fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10% and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-UANN-0414
1.938032.101

Strategic Advisers®
Emerging Markets Fund of Funds

Class F

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Class F B	-6.18%	0.06%

A From May 2, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class F on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund of Funds: For the year, Class F shares of the Strategic Advisers® Emerging Markets Fund of Funds (the Fund) returned -6.18%, trailing the -5.67% result of the MSCI® Emerging Markets Index. Relative to the benchmark, Aberdeen Emerging Markets Fund was the biggest detractor, as it was hampered by overweighted allocations to banks in Brazil and Turkey, along with weak stock picking in South Africa. Lazard Emerging Markets Equity Portfolio also detracted for many of the same reasons. GMO Emerging Markets Fund was hurt by overweighting Chinese banks while having minimal exposure to the country's Internet-related companies, whose stocks performed well. Acadian Emerging Markets Portfolio struggled due to overweighted exposure to Turkey, a market that declined by 34% in U.S.-dollar terms. On the plus side, Thornburg Developing World Fund was the top relative contributor, thanks to adroit stock selection in consumer discretionary and information technology, particularly in Taiwan and Brazil, combined with an underweighting in poor-performing Chinese financials. Fidelity® Emerging Markets Fund also contributed, led by overweightings in information technology and consumer discretionary, along with solid stock choices in China. Similarly, Oppenheimer Developing Markets Fund benefited from its investments in Chinese and Russian technology companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Emerging Markets and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Emerging Markets	.10%
Actual		$ 1,000.00	$ 1,047.90	$ .51 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class F	.10%
Actual		$ 1,000.00	$ 1,047.90	$ .51 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class L	.10%
Actual		$ 1,000.00	$ 974.40	$ .29 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class N	.35%
Actual		$ 1,000.00	$ 974.10	$ 1.03 C
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Emerging Markets and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	15.6	15.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.0	14.2
Aberdeen Emerging Markets Fund Institutional Class	13.6	13.9
GMO Emerging Markets Fund - Class V	13.3	12.2
Fidelity Emerging Markets Fund	10.8	10.3
T. Rowe Price Emerging Markets Stock Fund	10.6	10.4
Thornburg Developing World Fund - Class I	7.5	6.5
Oppenheimer Developing Markets Fund Class Y	5.7	5.5
Eaton Vance Parametric Structured Emerging Markets Fund Class I	5.1	5.1
SSgA Emerging Markets Fund Select Class	2.0	5.1
	98.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Emerging Markets Funds 99.7%	Emerging Markets Funds 99.9%
Short-Term Investments and Net Other Assets (Liabilities) 0.3%	Short-Term Investments and Net Other Assets (Liabilities) 0.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Equity Funds - 99.7%
	Shares	Value
Emerging Markets Funds - 99.7%
Aberdeen Emerging Markets Fund Institutional Class	103,221	$ 1,427,552
Acadian Emerging Markets Portfolio Institutional Class	92,637	1,633,198
Eaton Vance Parametric Structured Emerging Markets Fund Class I	36,920	539,034
Fidelity Emerging Markets Fund (b)	47,573	1,127,009
GMO Emerging Markets Fund - Class V	137,303	1,390,879
iShares China Large-Cap ETF	4,360	154,300
Lazard Emerging Markets Equity Portfolio Institutional Class	83,787	1,471,306
Oppenheimer Developing Markets Fund Class Y	16,626	602,184
SSgA Emerging Markets Fund Select Class	12,303	210,628
T. Rowe Price Emerging Markets Stock Fund	35,908	1,114,229
Templeton Frontier Markets Fund - Advisor Class	60	1,076
Thornburg Developing World Fund - Class I	41,305	789,742
Wasatch Frontier Emerging Small Countries Fund	677	2,098
TOTAL EQUITY FUNDS (Cost $10,839,479)		10,463,235
Money Market Funds - 0.2%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $17,750)	17,750	17,750
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $10,857,229)		10,480,985
NET OTHER ASSETS (LIABILITIES) - 0.1%		12,592
NET ASSETS - 100%		$ 10,493,577
Security Type Abbreviations
ETF - Exchange-Traded Fund
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 984,774	$ 228,527	$ 87,148	$ 899	$ 1,127,009
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,759,564)	$ 9,353,976
Affiliated issuers (cost $1,097,665)	1,127,009
Total Investments (cost $10,857,229)		$ 10,480,985
Receivable for fund shares sold		2,324
Prepaid expenses		6
Receivable from investment adviser for expense reductions		34,922
Total assets		10,518,237

Liabilities
Payable for investments purchased	$ 1,830
Payable for fund shares redeemed	494
Distribution and service plan fees payable	20
Audit fees payable	18,873
Custody fee payable	3,073
Other affiliated payables	127
Other payables and accrued expenses	243
Total liabilities		24,660

Net Assets		$ 10,493,577
Net Assets consist of:
Paid in capital		$ 10,849,943
Undistributed net investment income		16,360
Accumulated undistributed net realized gain (loss) on investments		3,518
Net unrealized appreciation (depreciation) on investments		(376,244)
Net Assets		$ 10,493,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Emerging Markets: Net Asset Value, offering price and redemption price per share ($9,832,334 ÷ 1,008,858 shares)	$ 9.75

Class F: Net Asset Value, offering price and redemption price per share ($466,419 ÷ 47,860 shares)	$ 9.75

Class L: Net Asset Value, offering price and redemption price per share ($97,447 ÷ 9,994 shares)	$ 9.75

Class N: Net Asset Value, offering price and redemption price per share ($97,377 ÷ 9,990 shares)	$ 9.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 139,175
Affiliated issuers		899
Total income		140,074

Expenses
Management fee	$ 29,898
Transfer agent fees	1,240
Distribution and service plan fees	75
Accounting fees and expenses	1,247
Custodian fees and expenses	12,364
Independent trustees' compensation	117
Registration fees	51,331
Audit	29,077
Legal	75
Miscellaneous	166
Total expenses before reductions	125,590
Expense reductions	(115,542)	10,048
Net investment income (loss)		130,026
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(46,534)
Affiliated issuers	(2,260)
Realized gain distributions from underlying funds:
Unaffiliated issuers	72,254
Total net realized gain (loss)		23,460
Change in net unrealized appreciation (depreciation) on investment securities		(824,650)
Net gain (loss)		(801,190)
Net increase (decrease) in net assets resulting from operations		$ (671,164)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,026	$ 117,156
Net realized gain (loss)	23,460	7,792
Change in net unrealized appreciation (depreciation)	(824,650)	448,406
Net increase (decrease) in net assets resulting from operations	(671,164)	573,354
Distributions to shareholders from net investment income	(113,674)	(119,508)
Distributions to shareholders from net realized gain	(25,374)	-
Total distributions	(139,048)	(119,508)
Share transactions - net increase (decrease)	1,674,301	9,174,439
Redemption fees	748	455
Total increase (decrease) in net assets	864,837	9,628,740

Net Assets
Beginning of period	9,628,740	-
End of period (including undistributed net investment income of $16,360 and $0, respectively)	$ 10,493,577	$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.14
Net realized and unrealized gain (loss)	(.78)	.53
Total from investment operations	(.65)	.67
Distributions from net investment income	(.11)	(.14)
Distributions from net realized gain	(.03)	-
Total distributions	(.13) I	(.14)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 9.75	$ 10.53
Total Return B,C	(6.18)%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.25%	1.14% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	1.29%	1.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,832	$ 9,475
Portfolio turnover rate G	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.13	.10
Net realized and unrealized gain (loss)	(.78)	.14
Total from investment operations	(.65)	.24
Distributions from net investment income	(.11)	(.14)
Distributions from net realized gain	(.03)	-
Total distributions	(.13) I	(.14)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 9.75	$ 10.53
Total Return B,C	(6.18)%	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.43%	1.14% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	1.29%	4.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 154
Portfolio turnover rate G	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.25)
Distributions from net investment income	(.11)
Distributions from net realized gain	(.02)
Total distributions	(.13)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 9.75
Total Return B,C	(2.56)%
Ratios to Average Net Assets F
Expenses before reductions	1.79% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	3.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 97
Portfolio turnover rate G	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.26)
Distributions from net investment income	(.10)
Distributions from net realized gain	(.02)
Total distributions	(.12)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 9.75
Total Return B,C	(2.59)%
Ratios to Average Net Assets F
Expenses before reductions	2.05% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	3.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 97
Portfolio turnover rate G	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 209,575
Gross unrealized depreciation	(612,911)
Net unrealized appreciation (depreciation) on securities and other investments	$ (403,336)

Tax Cost	$ 10,884,321

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,375
Undistributed long-term capital gain	$ 30,610
Net unrealized appreciation (depreciation)	$ (403,336)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 113,674	$ 119,508
Long-term Capital Gains	25,374	-
Total	$ 139,048	$ 119,508

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $2,736,366 and $1,019,407, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 75	$ 75

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETF's. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 1,238.01
Class L	1	.00*
Class N	1	.00*
	$ 1,240

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $29,898.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$ 82,256
Class F	.10%	2,564
Class L	.10%	401
Class N	.35%	406

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $17.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A,B
From net investment income
Emerging Markets	$ 106,936	$ 117,515
Class F	4,646	1,993
Class L	1,066	-
Class N	1,026	-
Total	$ 113,674	$ 119,508

Annual Report

7. Distributions to Shareholders - continued

Years ended February 28,	2014 C	2013 A,B
From net realized gain
Emerging Markets	$ 24,190	$ -
Class F	848	-
Class L	168	-
Class N	168	-
Total	$ 25,374	$ -

A Distributions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A,B	2014 C	2013 A,B
Emerging Markets
Shares sold	179,201	901,009	$ 1,826,852	$ 9,030,640
Reinvestment of distributions	13,012	11,315	131,126	117,515
Shares redeemed	(83,302)	(12,377)	(821,441)	(126,123)
Net increase (decrease)	108,911	899,947	$ 1,136,537	$ 9,022,032
Class F
Shares sold	37,710	14,393	$ 379,016	$ 150,414
Reinvestment of distributions	545	192	5,494	1,993
Shares redeemed	(4,980)	-	(49,174)	-
Net increase (decrease)	33,275	14,585	$ 335,336	$ 152,407
Class L
Shares sold	9,871	-	$ 100,000	$ -
Reinvestment of distributions	123	-	1,234	-
Net increase (decrease)	9,994	-	$ 101,234	$ -
Class N
Shares sold	9,871	-	$ 100,000	$ -
Reinvestment of distributions	119	-	1,194	-
Net increase (decrease)	9,990	-	$ 101,194	$ -

A Share transactions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end period, the investment adviser and its affiliates were the owner of record of 89% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	04/07/14	04/04/14	$0.017	$0.028

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28 2014, $49,654, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/30/13	$0.0879	$0.0291

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the

Annual Report

fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10% and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Acadian Asset Management, LLC

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-F-ANN-0414
1.951485.101

Strategic Advisers®
Emerging Markets Fund of Funds -
Class L and Class N

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Class LB	-6.18%	0.06%
Class NC	-6.22%	0.04%

A From May 2, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Emerging Markets Fund of Funds, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Emerging Markets Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class L on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Emerging Markets and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Emerging Markets	.10%
Actual		$ 1,000.00	$ 1,047.90	$ .51 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class F	.10%
Actual		$ 1,000.00	$ 1,047.90	$ .51 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class L	.10%
Actual		$ 1,000.00	$ 974.40	$ .29 C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 D
Class N	.35%
Actual		$ 1,000.00	$ 974.10	$ 1.03 C
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Emerging Markets and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	15.6	15.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.0	14.2
Aberdeen Emerging Markets Fund Institutional Class	13.6	13.9
GMO Emerging Markets Fund - Class V	13.3	12.2
Fidelity Emerging Markets Fund	10.8	10.3
T. Rowe Price Emerging Markets Stock Fund	10.6	10.4
Thornburg Developing World Fund - Class I	7.5	6.5
Oppenheimer Developing Markets Fund Class Y	5.7	5.5
Eaton Vance Parametric Structured Emerging Markets Fund Class I	5.1	5.1
SSgA Emerging Markets Fund Select Class	2.0	5.1
	98.2
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Emerging Markets Funds 99.7%	Emerging Markets Funds 99.9%
Short-Term Investments and Net Other Assets (Liabilities) 0.3%	Short-Term Investments and Net Other Assets (Liabilities) 0.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Equity Funds - 99.7%
	Shares	Value
Emerging Markets Funds - 99.7%
Aberdeen Emerging Markets Fund Institutional Class	103,221	$ 1,427,552
Acadian Emerging Markets Portfolio Institutional Class	92,637	1,633,198
Eaton Vance Parametric Structured Emerging Markets Fund Class I	36,920	539,034
Fidelity Emerging Markets Fund (b)	47,573	1,127,009
GMO Emerging Markets Fund - Class V	137,303	1,390,879
iShares China Large-Cap ETF	4,360	154,300
Lazard Emerging Markets Equity Portfolio Institutional Class	83,787	1,471,306
Oppenheimer Developing Markets Fund Class Y	16,626	602,184
SSgA Emerging Markets Fund Select Class	12,303	210,628
T. Rowe Price Emerging Markets Stock Fund	35,908	1,114,229
Templeton Frontier Markets Fund - Advisor Class	60	1,076
Thornburg Developing World Fund - Class I	41,305	789,742
Wasatch Frontier Emerging Small Countries Fund	677	2,098
TOTAL EQUITY FUNDS (Cost $10,839,479)		10,463,235
Money Market Funds - 0.2%

SSgA U.S. Treasury Money Market Fund, 0% (a) (Cost $17,750)	17,750	17,750
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $10,857,229)		10,480,985
NET OTHER ASSETS (LIABILITIES) - 0.1%		12,592
NET ASSETS - 100%		$ 10,493,577
Security Type Abbreviations
ETF - Exchange-Traded Fund
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 984,774	$ 228,527	$ 87,148	$ 899	$ 1,127,009
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,759,564)	$ 9,353,976
Affiliated issuers (cost $1,097,665)	1,127,009
Total Investments (cost $10,857,229)		$ 10,480,985
Receivable for fund shares sold		2,324
Prepaid expenses		6
Receivable from investment adviser for expense reductions		34,922
Total assets		10,518,237

Liabilities
Payable for investments purchased	$ 1,830
Payable for fund shares redeemed	494
Distribution and service plan fees payable	20
Audit fees payable	18,873
Custody fee payable	3,073
Other affiliated payables	127
Other payables and accrued expenses	243
Total liabilities		24,660

Net Assets		$ 10,493,577
Net Assets consist of:
Paid in capital		$ 10,849,943
Undistributed net investment income		16,360
Accumulated undistributed net realized gain (loss) on investments		3,518
Net unrealized appreciation (depreciation) on investments		(376,244)
Net Assets		$ 10,493,577

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Emerging Markets: Net Asset Value, offering price and redemption price per share ($9,832,334 ÷ 1,008,858 shares)	$ 9.75

Class F: Net Asset Value, offering price and redemption price per share ($466,419 ÷ 47,860 shares)	$ 9.75

Class L: Net Asset Value, offering price and redemption price per share ($97,447 ÷ 9,994 shares)	$ 9.75

Class N: Net Asset Value, offering price and redemption price per share ($97,377 ÷ 9,990 shares)	$ 9.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 139,175
Affiliated issuers		899
Total income		140,074

Expenses
Management fee	$ 29,898
Transfer agent fees	1,240
Distribution and service plan fees	75
Accounting fees and expenses	1,247
Custodian fees and expenses	12,364
Independent trustees' compensation	117
Registration fees	51,331
Audit	29,077
Legal	75
Miscellaneous	166
Total expenses before reductions	125,590
Expense reductions	(115,542)	10,048
Net investment income (loss)		130,026
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(46,534)
Affiliated issuers	(2,260)
Realized gain distributions from underlying funds:
Unaffiliated issuers	72,254
Total net realized gain (loss)		23,460
Change in net unrealized appreciation (depreciation) on investment securities		(824,650)
Net gain (loss)		(801,190)
Net increase (decrease) in net assets resulting from operations		$ (671,164)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 130,026	$ 117,156
Net realized gain (loss)	23,460	7,792
Change in net unrealized appreciation (depreciation)	(824,650)	448,406
Net increase (decrease) in net assets resulting from operations	(671,164)	573,354
Distributions to shareholders from net investment income	(113,674)	(119,508)
Distributions to shareholders from net realized gain	(25,374)	-
Total distributions	(139,048)	(119,508)
Share transactions - net increase (decrease)	1,674,301	9,174,439
Redemption fees	748	455
Total increase (decrease) in net assets	864,837	9,628,740

Net Assets
Beginning of period	9,628,740	-
End of period (including undistributed net investment income of $16,360 and $0, respectively)	$ 10,493,577	$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.14
Net realized and unrealized gain (loss)	(.78)	.53
Total from investment operations	(.65)	.67
Distributions from net investment income	(.11)	(.14)
Distributions from net realized gain	(.03)	-
Total distributions	(.13) I	(.14)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 9.75	$ 10.53
Total Return B,C	(6.18)%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.25%	1.14% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	1.29%	1.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,832	$ 9,475
Portfolio turnover rate G	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.53	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.13	.10
Net realized and unrealized gain (loss)	(.78)	.14
Total from investment operations	(.65)	.24
Distributions from net investment income	(.11)	(.14)
Distributions from net realized gain	(.03)	-
Total distributions	(.13) I	(.14)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 9.75	$ 10.53
Total Return B,C	(6.18)%	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.43%	1.14% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	1.29%	4.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 466	$ 154
Portfolio turnover rate G	10%	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.25)
Distributions from net investment income	(.11)
Distributions from net realized gain	(.02)
Total distributions	(.13)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 9.75
Total Return B,C	(2.56)%
Ratios to Average Net Assets F
Expenses before reductions	1.79% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	3.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 97
Portfolio turnover rate G	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.13
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	(.36)
Total from investment operations	(.26)
Distributions from net investment income	(.10)
Distributions from net realized gain	(.02)
Total distributions	(.12)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 9.75
Total Return B,C	(2.59)%
Ratios to Average Net Assets F
Expenses before reductions	2.05% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	3.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 97
Portfolio turnover rate G	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are

Annual Report

2. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 209,575
Gross unrealized depreciation	(612,911)
Net unrealized appreciation (depreciation) on securities and other investments	$ (403,336)

Tax Cost	$ 10,884,321

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,375
Undistributed long-term capital gain	$ 30,610
Net unrealized appreciation (depreciation)	$ (403,336)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 113,674	$ 119,508
Long-term Capital Gains	25,374	-
Total	$ 139,048	$ 119,508

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $2,736,366 and $1,019,407, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 75	$ 75

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETF's. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 1,238.01
Class L	1	.00*
Class N	1	.00*
	$ 1,240

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $29,898.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$ 82,256
Class F	.10%	2,564
Class L	.10%	401
Class N	.35%	406

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $17.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A,B
From net investment income
Emerging Markets	$ 106,936	$ 117,515
Class F	4,646	1,993
Class L	1,066	-
Class N	1,026	-
Total	$ 113,674	$ 119,508

Annual Report

7. Distributions to Shareholders - continued

Years ended February 28,	2014 C	2013 A,B
From net realized gain
Emerging Markets	$ 24,190	$ -
Class F	848	-
Class L	168	-
Class N	168	-
Total	$ 25,374	$ -

A Distributions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A,B	2014 C	2013 A,B
Emerging Markets
Shares sold	179,201	901,009	$ 1,826,852	$ 9,030,640
Reinvestment of distributions	13,012	11,315	131,126	117,515
Shares redeemed	(83,302)	(12,377)	(821,441)	(126,123)
Net increase (decrease)	108,911	899,947	$ 1,136,537	$ 9,022,032
Class F
Shares sold	37,710	14,393	$ 379,016	$ 150,414
Reinvestment of distributions	545	192	5,494	1,993
Shares redeemed	(4,980)	-	(49,174)	-
Net increase (decrease)	33,275	14,585	$ 335,336	$ 152,407
Class L
Shares sold	9,871	-	$ 100,000	$ -
Reinvestment of distributions	123	-	1,234	-
Net increase (decrease)	9,994	-	$ 101,234	$ -
Class N
Shares sold	9,871	-	$ 100,000	$ -
Reinvestment of distributions	119	-	1,194	-
Net increase (decrease)	9,990	-	$ 101,194	$ -

A Share transactions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end period, the investment adviser and its affiliates were the owner of record of 89% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	04/07/14	04/04/14	$0.017	$0.028
Class N	04/07/14	04/04/14	$0.013	$0.028

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28 2014, $49,654, or, if subsequently determined to be different, the net capital gain of such year.

Class L and Class N designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class L	12/30/13	$0.0879	$0.0291
Class N	12/30/13	$0.0854	$0.0291

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the

Annual Report

fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10% and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.30% of its management fee through April 30, 2015 and also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-L-RMF-N-ANN-0414
1.9585957.100

Strategic Advisers®
Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Income Opportunities Fund	8.90%	17.75%	8.16%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame mid-2013 volatility to continue a strong multiyear run, with The BofA Merrill LynchSM US High Yield Constrained Index rising 8.37% for the 12 months ending February 28, 2014. High yield was buoyed by a low default rate, solid corporate fundamentals, robust demand for scarce yield and unprecedented monetary support from central banks worldwide. A sustained period of steady growth was interrupted in May when the U.S. Federal Reserve said it was considering tapering its monetary stimulus, or quantitative easing (QE). In response, U.S. Treasury yields spiked and investors, uncertain about future Fed policy, pulled record sums out of high-yield bond funds in June, and the index posted its largest monthly loss since 2011. In August, renewed questions about how long the Fed would maintain its accommodative stance quelled a brief rebound, but the Fed's decision in the fall to maintain QE helped trigger a spirited rally. With the end of the year approaching, the central bank announced its intent to initiate a modest tapering of QE, beginning in January, amid stronger economic signals. The high-yield market largely shrugged off this policy shift and maintained its upward momentum through the first two months of 2014, as the underlying fundamentals that have driven performance in recent years remained in place.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund: For the year, Strategic Advisers® Income Opportunities Fund (the Fund) rose 8.90%, outpacing the BofA Merrill Lynch index. Relative to the benchmark, Fidelity® Capital & Income Fund was the biggest contributor, as it benefited from a sizable allocation to the stocks of heavily indebted companies, along with strong security selection in lower-quality bank debt. T. Rowe Price High Yield Fund - the Fund's largest manager allocation - and BlackRock High Yield Bond Portfolio used moderately opportunistic approaches to take meaningful positions in leveraged equities, which worked well. These managers also were helped by solid selections in their core high-yield bond portfolios. New addition Third Avenue Focused Credit Fund also contributed, thanks to adroit bond selection. On the downside, Fidelity® High Income Fund was hurt by an allocation to higher-quality bank debt and a substantial cash stake. PIMCO High Yield Fund and MainStay High Yield Corporate Bond Fund struggled due to their overall higher-quality positioning. I reduced the Fund's allocations to Fidelity High Income Fund and PIMCO High Yield Fund during the period. Additionally, I added Ivy High Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.02%	$ 1,000.00	$ 1,078.70	$ .10
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .10

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund Advisor Class	16.6	19.6
Fidelity Capital & Income Fund	15.7	17.9
BlackRock High Yield Bond Portfolio Investor A Class	10.3	10.1
Fidelity High Income Fund	10.2	12.0
Janus High-Yield Fund Class T	10.1	9.7
Eaton Vance Income Fund of Boston - Class A	8.0	7.6
Hotchkis and Wiley High Yield Fund A	7.2	6.4
Third Avenue Focused Credit Fund Investor Class	5.4	0.0
MainStay High Yield Corporate Bond Fund Class A	4.9	5.8
Fidelity Advisor High Income Advantage Fund Institutional Class	3.9	2.2
	92.3
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
High Yield Fixed-Income Funds 100.0%	High Yield Fixed-Income Funds 100.0%
Net Other Assets (Liabilities) 0.0%†	Net Other Assets (Liabilities) 0.0%†

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Fixed-Income Funds - 100.0%
	Shares	Value
High Yield Fixed-Income Funds - 100.0%
BlackRock High Yield Bond Portfolio Investor A Class	54,409,962	$ 455,411,385
Eaton Vance Income Fund of Boston - Class A	58,126,997	356,899,761
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	17,037,626	174,465,293
Fidelity Advisor High Income Fund Institutional Class (a)	6,913,987	58,907,168
Fidelity Capital & Income Fund (a)	68,979,941	696,697,404
Fidelity High Income Fund (a)	47,705,950	453,206,526
Hotchkis and Wiley High Yield Fund A	24,356,994	320,781,616
Ivy High Income Fund Class A	13,462,755	117,799,104
Janus High-Yield Fund Class T	47,914,600	448,001,511
MainStay High Yield Corporate Bond Fund Class A	35,111,831	215,235,522
PIMCO High Yield Fund Administrative Class	16,890,520	164,851,476
T. Rowe Price High Yield Fund Advisor Class	101,823,856	738,222,959
Third Avenue Focused Credit Fund Investor Class	20,593,900	241,154,570
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $4,090,191,074)		4,441,634,295
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,309,510
NET ASSETS - 100%		$ 4,442,943,805
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 90,291,547	$ 79,568,822	$ -	$ 5,631,912	$ 174,465,293
Fidelity Advisor High Income Fund Institutional Class	83,937,551	6,058,001	28,858,762	4,119,687	58,907,168
Fidelity Capital & Income Fund	733,598,487	38,739,842	108,005,475	34,451,112	696,697,404
Fidelity High Income Fund	492,213,385	29,109,356	70,975,486	26,073,649	453,206,526
Total	$ 1,400,040,970	$ 153,476,021	$ 207,839,723	$ 70,276,360	$ 1,383,276,391
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,879,159,210)	$ 3,058,357,904
Affiliated issuers (cost $1,211,031,864)	1,383,276,391
Total Investments (cost $4,090,191,074)		$ 4,441,634,295
Receivable for fund shares sold		4,000,344
Prepaid expenses		2,477
Other receivables		6,305
Total assets		4,445,643,421

Liabilities
Payable for investments purchased	$ 301,433
Payable for fund shares redeemed	2,254,645
Distributions payable	15,841
Other affiliated payables	27,385
Other payables and accrued expenses	100,312
Total liabilities		2,699,616

Net Assets		$ 4,442,943,805
Net Assets consist of:
Paid in capital		$ 4,072,194,736
Distributions in excess of net investment income		(7,275,032)
Accumulated undistributed net realized gain (loss) on investments		26,580,880
Net unrealized appreciation (depreciation) on investments		351,443,221
Net Assets, for 425,073,292 shares outstanding		$ 4,442,943,805
Net Asset Value, offering price and redemption price per share ($4,442,943,805 ÷ 425,073,292 shares)		$ 10.45

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 164,362,439
Affiliated issuers		70,276,360
Total income		234,638,799

Expenses
Management fee	$ 10,331,600
Transfer agent fees	760
Accounting fees and expenses	316,752
Custodian fees and expenses	7,934
Independent trustees' compensation	48,161
Registration fees	196,660
Audit	40,920
Legal	31,284
Miscellaneous	39,243
Total expenses before reductions	11,013,314
Expense reductions	(10,331,600)	681,714
Net investment income (loss)		233,957,085
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,679,497
Affiliated issuers	5,195,601
Realized gain distributions from underlying funds:
Unaffiliated issuers	21,592,678
Affiliated issuers	11,717,546
Total net realized gain (loss)		43,185,322
Change in net unrealized appreciation (depreciation) on underlying funds		81,595,776
Net gain (loss)		124,781,098
Net increase (decrease) in net assets resulting from operations		$ 358,738,183

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 233,957,085	$ 230,245,438
Net realized gain (loss)	43,185,322	14,192,973
Change in net unrealized appreciation (depreciation)	81,595,776	157,418,542
Net increase (decrease) in net assets resulting from operations	358,738,183	401,856,953
Distributions to shareholders from net investment income	(229,621,006)	(229,609,466)
Distributions to shareholders from net realized gain	(27,574,010)	(11,694,792)
Total distributions	(257,195,016)	(241,304,258)
Share transactions Proceeds from sales of shares	1,045,137,469	1,814,668,235
Reinvestment of distributions	256,960,361	240,901,111
Cost of shares redeemed	(729,820,439)	(1,401,873,614)
Net increase (decrease) in net assets resulting from share transactions	572,277,391	653,695,732
Total increase (decrease) in net assets	673,820,558	814,248,427

Net Assets
Beginning of period	3,769,123,247	2,954,874,820
End of period (including distributions in excess of net investment income of $7,275,032 and undistributed net investment income of $78,851, respectively)	$ 4,442,943,805	$ 3,769,123,247
Other Information Shares
Sold	102,154,178	184,043,320
Issued in reinvestment of distributions	25,132,593	24,270,732
Redeemed	(71,291,737)	(140,404,310)
Net increase (decrease)	55,995,034	67,909,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 E	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.21	$ 9.81	$ 10.10	$ 9.19	$ 6.52
Income from Investment Operations
Net investment income (loss) B	.579	.595	.657	.699	.648
Net realized and unrealized gain (loss)	.297	.430	(.286)	.910	2.684
Total from investment operations	.876	1.025	.371	1.609	3.332
Distributions from net investment income	(.569)	(.595)	(.653)	(.687)	(.652)
Distributions from net realized gain	(.067)	(.030)	(.008)	(.012)	(.010)
Total distributions	(.636)	(.625)	(.661)	(.699)	(.662)
Net asset value, end of period	$ 10.45	$ 10.21	$ 9.81	$ 10.10	$ 9.19
Total Return A	8.90%	10.82%	4.00%	18.17%	52.61%
Ratios to Average Net Assets C
Expenses before reductions	.27%	.27%	.27%	.27%	.25%
Expenses net of fee waivers, if any	.02%	.02%	.02%	.01%	.00%
Expenses net of all reductions	.02%	.02%	.02%	.01%	.00%
Net investment income (loss)	5.66%	6.01%	6.82%	7.27%	7.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,442,944	$ 3,769,123	$ 2,954,875	$ 2,047,371	$ 768,753
Portfolio turnover rate D	12%	27%	2%	2%	32%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 349,609,371
Gross unrealized depreciation	(589,904)
Net unrealized appreciation (depreciation) on securities and other investments	$ 349,019,467

Tax Cost	$ 4,092,614,828

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 29,004,635
Net unrealized appreciation (depreciation)	$ 349,019,467

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 251,746,960	$ 241,304,258
Long-term Capital Gains	5,448,056	-
Total	$ 257,195,016	$ 241,304,258

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $1,082,310,271 and $501,398,830, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of less than .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,289 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $10,331,600.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund voted to pay on April 14, 2014, to shareholders of record at the opening of business on April 11, 2014, a distribution of $0.068 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $32,443,366, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods and that the fund had out-performed 63%, 54%, and 64% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.75%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board noted the fund invested a significant portion of its assets in Class A shares of underlying funds, which typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses." The Board also noted that the fund invested a significant portion of its assets in underlying funds with total expense ratios greater than the peer group median.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SRQ-UANN-0414
1.926373.103

Strategic Advisers®
Income Opportunities Fund of Funds

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contract and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Strategic Advisers® Income Opportunities Fund of Funds	9.02%	11.71%

A From June 19, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame mid-2013 volatility to continue a strong multiyear run, with The BofA Merrill LynchSM US High Yield Constrained Index rising 8.37% for the 12 months ending February 28, 2014. High yield was buoyed by a low default rate, solid corporate fundamentals, robust demand for scarce yield and unprecedented monetary support from central banks worldwide. A sustained period of steady growth was interrupted in May when the U.S. Federal Reserve said it was considering tapering its monetary stimulus, or quantitative easing (QE). In response, U.S. Treasury yields spiked and investors, uncertain about future Fed policy, pulled record sums out of high-yield bond funds in June, and the index posted its largest monthly loss since 2011. In August, renewed questions about how long the Fed would maintain its accommodative stance quelled a brief rebound, but the Fed's decision in the fall to maintain QE helped trigger a spirited rally. With the end of the year approaching, the central bank announced its intent to initiate a modest tapering of QE, beginning in January, amid stronger economic signals. The high-yield market largely shrugged off this policy shift and maintained its upward momentum through the first two months of 2014, as the underlying fundamentals that have driven performance in recent years remained in place.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund of Funds: For the year, Strategic Advisers® Income Opportunities Fund of Funds (a class of the Fund) rose 9.02%, outpacing the BofA Merrill Lynch index. Relative to the benchmark, Fidelity® Capital & Income Fund was the biggest contributor, as it benefited from a sizable allocation to the stocks of heavily indebted companies, along with strong security selection in lower-quality bank debt. T. Rowe Price High Yield Fund - the Fund's largest manager allocation - and BlackRock High Yield Bond Portfolio used moderately opportunistic approaches to take meaningful positions in leveraged equities, which worked well. These managers also were helped by solid selections in their core high-yield bond portfolios. New addition Third Avenue Focused Credit Fund also contributed, thanks to adroit bond selection. On the downside, Fidelity® High Income Fund was hurt by an allocation to higher-quality bank debt and a substantial cash stake. MainStay High Yield Corporate Bond Fund and PIMCO High Yield Fund struggled due to their overall higher-quality positioning. I reduced the Fund's allocation to Fidelity High Income Fund and eliminated PIMCO High Yield Fund during the period. I also added Ivy High Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Income Opportunities and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Income Opportunities	.10%
Actual		$ 1,000.00	$ 1,080.50	$ .52C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class F	.10%
Actual		$ 1,000.00	$ 1,080.50	$ .52C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class L	.10%
Actual		$ 1,000.00	$ 1,044.40	$ .31C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class N	.35%
Actual		$ 1,000.00	$ 1,043.70	$ 1.07C
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Income Opportunities and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	17.6	20.2
Fidelity Capital & Income Fund	14.6	18.1
BlackRock High Yield Bond Fund Institutional Class	10.7	10.1
Fidelity High Income Fund	10.4	12.4
Janus High-Yield Fund Class I Shares	10.2	10.1
Hotchkis and Wiley High Yield Fund I	8.0	6.0
Eaton Vance Income Fund of Boston Class I	7.8	7.1
Third Avenue Focused Credit Fund Institutional Class	6.0	0.0
MainStay High Yield Corporate Bond Fund Class I	5.9	5.5
Fidelity Advisor High Income Advantage Fund Institutional Class	5.5	2.1
	96.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
High Yield Fixed-Income Funds 99.8%	High Yield Fixed-Income Funds 100.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) † (0.5)%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Fixed-Income Funds - 99.8%
	Shares	Value
High Yield Fixed-Income Funds - 99.8%
BlackRock High Yield Bond Fund Institutional Class	79,089	$ 661,979
Eaton Vance Income Fund of Boston Class I	79,408	487,566
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	33,380	341,810
Fidelity Advisor High Income Fund Institutional Class (a)	5,446	46,397
Fidelity Capital & Income Fund (a)	89,476	903,707
Fidelity High Income Fund (a)	67,658	642,756
Hotchkis and Wiley High Yield Fund I	37,353	494,930
Ivy High Income Fund Class I	17,353	151,842
Janus High-Yield Fund Class I Shares	67,789	634,502
MainStay High Yield Corporate Bond Fund Class I	59,500	364,736
T. Rowe Price High Yield Fund	150,171	1,091,742
Third Avenue Focused Credit Fund Institutional Class	31,652	370,327
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $6,040,005)		6,192,294
NET OTHER ASSETS (LIABILITIES) - 0.2%		13,430
NET ASSETS - 100%		$ 6,205,724
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 37,401	$ 470,475	$ 173,472	$ 4,789	$ 341,810
Fidelity Advisor High Income Fund Institutional Class	36,698	39,205	28,199	2,336	46,397
Fidelity Capital & Income Fund	235,291	904,573	267,529	18,674	903,707
Fidelity High Income Fund	166,020	600,581	132,040	15,778	642,756
Total	$ 475,410	$ 2,014,834	$ 601,240	$ 41,577	$ 1,934,670
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,166,972)	$ 4,257,624
Affiliated issuers (cost $1,873,033)	1,934,670
Total Investments (cost $6,040,005)		$ 6,192,294
Receivable for fund shares sold		19,773
Receivable from investment adviser for expense reductions		35,532
Other receivables		5
Total assets		6,247,604

Liabilities
Payable for investments purchased	$ 18,385
Payable for fund shares redeemed	747
Distribution and service plan fees payable	21
Audit fee payable	18,873
Custodian fees payable	3,183
Other affiliated payables	57
Other payables and accrued expenses	614
Total liabilities		41,880

Net Assets		$ 6,205,724
Net Assets consist of:
Paid in capital		$ 6,028,728
Undistributed net investment income		3,994
Accumulated undistributed net realized gain (loss) on investments		20,713
Net unrealized appreciation (depreciation) on investments		152,289
Net Assets		$ 6,205,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2014

Income Opportunities: Net Asset Value, offering price and redemption price per share ($5,357,988 ÷ 492,399 shares)	$ 10.88

Class F: Net Asset Value, offering price and redemption price per share ($638,929 ÷ 58,726 shares)	$ 10.88

Class L: Net Asset Value, offering price and redemption price per share ($104,442 ÷ 9,599 shares)	$ 10.88

Class N: Net Asset Value, offering price and redemption price per share ($104,365 ÷ 9,592 shares)	$ 10.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 105,460
Affiliated issuers		41,577
Total income		147,037

Expenses
Management fee	$ 7,492
Transfer agent fees	746
Distribution and service plan fees	77
Accounting fees and expenses	312
Custodian fees and expenses	13,540
Independent trustees' compensation	25
Registration fees	54,606
Audit	29,073
Legal	11
Miscellaneous	93
Total expenses before reductions	105,975
Expense reductions	(103,419)	2,556
Net investment income (loss)		144,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,770
Affiliated issuers	(577)
Realized gain distributions from underlying funds:
Unaffiliated issuers	20,341
Affiliated issuers	9,438
Total net realized gain (loss)		30,972
Change in net unrealized appreciation (depreciation) on investment securities		116,625
Net gain (loss)		147,597
Net increase (decrease) in net assets resulting from operations		$ 292,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period July 19, 2012 (commencement of operations) to February 28, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,481	$ 29,263
Net realized gain (loss)	30,972	1,780
Change in net unrealized appreciation (depreciation)	116,625	35,664
Net increase (decrease) in net assets resulting from operations	292,078	66,707
Distributions to shareholders from net investment income	(140,955)	(28,795)
Distributions to shareholders from net realized gain	(10,221)	(1,818)
Total distributions	(151,176)	(30,613)
Share transactions - net increase (decrease)	4,836,537	1,190,056
Redemption fees	2,115	20
Total increase (decrease) in net assets	4,979,554	1,226,170

Net Assets
Beginning of period	1,226,170	-
End of period (including undistributed net investment income of $3,994 and undistributed net investment income of $468, respectively)	$ 6,205,724	$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.616	.436
Net realized and unrealized gain (loss)	.296	.615
Total from investment operations	.912	1.051
Distributions from net investment income	(.610)	(.431)
Distributions from net realized gain	(.031)	(.020)
Total distributions	(.641)	(.451)
Redemption fees added to paid in capital D	.009	- H
Net asset value, end of period	$ 10.88	$ 10.60
Total Return B,C	9.02%	10.69%
Ratios to Average Net Assets F
Expenses before reductions	4.32%	10.12% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	5.83%	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,358	$ 1,042
Portfolio turnover rate G	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.617	.125
Net realized and unrealized gain (loss)	.295	.096
Total from investment operations	.912	.221
Distributions from net investment income	(.610)	(.121)
Distributions from net realized gain	(.031)	(.020)
Total distributions	(.641)	(.141)
Redemption fees added to paid in capital D	.009	- H
Net asset value, end of period	$ 10.88	$ 10.60
Total Return B,C	9.02%	2.11%
Ratios to Average Net Assets F
Expenses before reductions	4.16%	7.40% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	5.83%	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 639	$ 184
Portfolio turnover rate G	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.186
Net realized and unrealized gain (loss)	.278
Total from investment operations	.464
Distributions from net investment income	(.180)
Distributions from net realized gain	(.027)
Total distributions	(.207)
Redemption fees added to paid in capital D	.003
Net asset value, end of period	$ 10.88
Total Return B,C	4.44%
Ratios to Average Net Assets F
Expenses before reductions	3.35% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	5.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate G	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.178
Net realized and unrealized gain (loss)	.279
Total from investment operations	.457
Distributions from net investment income	(.173)
Distributions from net realized gain	(.027)
Total distributions	(.200)
Redemption fees added to paid in capital D	.003
Net asset value, end of period	$ 10.88
Total Return B,C	4.37%
Ratios to Average Net Assets F
Expenses before reductions	3.61% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	5.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate G	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds(the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 150,616
Gross unrealized depreciation	(1,433)
Net unrealized appreciation (depreciation) on securities and other investments	$ 149,183

Tax Cost	$ 6,043,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,907
Undistributed long-term capital gain	$ 22,909
Net unrealized appreciation (depreciation)	$ 149,183

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 150,924	$ 30,613
Long-term Capital Gains	252	-
Total	$ 151,176	$ 30,613

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $6,034,476 and $1,193,846, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 77	$ 77

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Income Opportunities	$ 744.04
Class L	1	.00*
Class N	1	.00*
	$ 746

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $7,492.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$ 82,063
Class F	.10%	12,073
Class L	.10%	894
Class N	.35%	897

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A,B
From net investment income
Income Opportunities	$ 119,217	$ 26,747
Class F	18,391	2,048
Class L	1,711	-
Class N	1,636	-
Total	$ 140,955	$ 28,795
From net realized gain
Income Opportunities	$ 8,322	$ 1,480
Class F	1,389	338
Class L	255	-
Class N	255	-
Total	$ 10,221	$ 1,818

A Distributions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A,B	2014 C	2013 A,B
Income Opportunities
Shares sold	464,657	98,149	$ 4,944,465	$ 1,005,971
Reinvestment of distributions	11,967	2,708	127,488	28,227
Shares redeemed	(82,508)	(2,574)	(878,566)	(27,127)
Net increase (decrease)	394,116	98,283	$ 4,193,387	$ 1,007,071
Class F
Shares sold	47,356	17,159	$ 503,481	$ 180,599
Reinvestment of distributions	1,858	226	19,780	2,386
Shares redeemed	(7,873)	-	(83,968)	-
Net increase (decrease)	41,341	17,385	$ 439,293	$ 182,985
Class L
Shares sold	9,416	-	$ 100,000	$ -
Reinvestment of distributions	183	-	1,966	-
Net increase (decrease)	9,599	-	$ 101,966	$ -
Class N
Shares sold	9,416	-	$ 100,000	$ -
Reinvestment of distributions	176	-	1,891	-
Net increase (decrease)	9,592	-	$ 101,891	$ -

A Share transactions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser and its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds	04/07/14	04/04/14	$0.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $23,077, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contract.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board noted the fund invested a significant portion of its assets in no-load classes of underlying funds, which typically have lower investment minimums and higher total expenses than institutional classes.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and the Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-UANN-0414
1.941255.101

Strategic Advisers®
Income Opportunities Fund
of Funds
Class F

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contract and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Class F B	9.02%	11.70%

A From June 19, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class F on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds overcame mid-2013 volatility to continue a strong multiyear run, with The BofA Merrill LynchSM US High Yield Constrained Index rising 8.37% for the 12 months ending February 28, 2014. High yield was buoyed by a low default rate, solid corporate fundamentals, robust demand for scarce yield and unprecedented monetary support from central banks worldwide. A sustained period of steady growth was interrupted in May when the U.S. Federal Reserve said it was considering tapering its monetary stimulus, or quantitative easing (QE). In response, U.S. Treasury yields spiked and investors, uncertain about future Fed policy, pulled record sums out of high-yield bond funds in June, and the index posted its largest monthly loss since 2011. In August, renewed questions about how long the Fed would maintain its accommodative stance quelled a brief rebound, but the Fed's decision in the fall to maintain QE helped trigger a spirited rally. With the end of the year approaching, the central bank announced its intent to initiate a modest tapering of QE, beginning in January, amid stronger economic signals. The high-yield market largely shrugged off this policy shift and maintained its upward momentum through the first two months of 2014, as the underlying fundamentals that have driven performance in recent years remained in place.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund of Funds: For the year, the Class F shares of Strategic Advisers® Income Opportunities Fund of Funds (the Fund) rose 9.02%, outpacing the BofA Merrill Lynch index. Relative to the benchmark, Fidelity® Capital & Income Fund was the biggest contributor, as it benefited from a sizable allocation to the stocks of heavily indebted companies, along with strong security selection in lower-quality bank debt. T. Rowe Price High Yield Fund - the Fund's largest manager allocation - and BlackRock High Yield Bond Portfolio used moderately opportunistic approaches to take meaningful positions in leveraged equities, which worked well. These managers also were helped by solid selections in their core high-yield bond portfolios. New addition Third Avenue Focused Credit Fund also contributed, thanks to adroit bond selection. On the downside, Fidelity® High Income Fund was hurt by an allocation to higher-quality bank debt and a substantial cash stake. MainStay High Yield Corporate Bond Fund and PIMCO High Yield Fund struggled due to their overall higher-quality positioning. I reduced the Fund's allocation to Fidelity High Income Fund and eliminated PIMCO High Yield Fund during the period. I also added Ivy High Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Income Opportunities and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Income Opportunities	.10%
Actual		$ 1,000.00	$ 1,080.50	$ .52C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class F	.10%
Actual		$ 1,000.00	$ 1,080.50	$ .52C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class L	.10%
Actual		$ 1,000.00	$ 1,044.40	$ .31C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class N	.35%
Actual		$ 1,000.00	$ 1,043.70	$ 1.07C
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Income Opportunities and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	17.6	20.2
Fidelity Capital & Income Fund	14.6	18.1
BlackRock High Yield Bond Fund Institutional Class	10.7	10.1
Fidelity High Income Fund	10.4	12.4
Janus High-Yield Fund Class I Shares	10.2	10.1
Hotchkis and Wiley High Yield Fund I	8.0	6.0
Eaton Vance Income Fund of Boston Class I	7.8	7.1
Third Avenue Focused Credit Fund Institutional Class	6.0	0.0
MainStay High Yield Corporate Bond Fund Class I	5.9	5.5
Fidelity Advisor High Income Advantage Fund Institutional Class	5.5	2.1
	96.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
High Yield Fixed-Income Funds 99.8%	High Yield Fixed-Income Funds 100.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) † (0.5)%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Fixed-Income Funds - 99.8%
	Shares	Value
High Yield Fixed-Income Funds - 99.8%
BlackRock High Yield Bond Fund Institutional Class	79,089	$ 661,979
Eaton Vance Income Fund of Boston Class I	79,408	487,566
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	33,380	341,810
Fidelity Advisor High Income Fund Institutional Class (a)	5,446	46,397
Fidelity Capital & Income Fund (a)	89,476	903,707
Fidelity High Income Fund (a)	67,658	642,756
Hotchkis and Wiley High Yield Fund I	37,353	494,930
Ivy High Income Fund Class I	17,353	151,842
Janus High-Yield Fund Class I Shares	67,789	634,502
MainStay High Yield Corporate Bond Fund Class I	59,500	364,736
T. Rowe Price High Yield Fund	150,171	1,091,742
Third Avenue Focused Credit Fund Institutional Class	31,652	370,327
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $6,040,005)		6,192,294
NET OTHER ASSETS (LIABILITIES) - 0.2%		13,430
NET ASSETS - 100%		$ 6,205,724
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 37,401	$ 470,475	$ 173,472	$ 4,789	$ 341,810
Fidelity Advisor High Income Fund Institutional Class	36,698	39,205	28,199	2,336	46,397
Fidelity Capital & Income Fund	235,291	904,573	267,529	18,674	903,707
Fidelity High Income Fund	166,020	600,581	132,040	15,778	642,756
Total	$ 475,410	$ 2,014,834	$ 601,240	$ 41,577	$ 1,934,670
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,166,972)	$ 4,257,624
Affiliated issuers (cost $1,873,033)	1,934,670
Total Investments (cost $6,040,005)		$ 6,192,294
Receivable for fund shares sold		19,773
Receivable from investment adviser for expense reductions		35,532
Other receivables		5
Total assets		6,247,604

Liabilities
Payable for investments purchased	$ 18,385
Payable for fund shares redeemed	747
Distribution and service plan fees payable	21
Audit fee payable	18,873
Custodian fees payable	3,183
Other affiliated payables	57
Other payables and accrued expenses	614
Total liabilities		41,880

Net Assets		$ 6,205,724
Net Assets consist of:
Paid in capital		$ 6,028,728
Undistributed net investment income		3,994
Accumulated undistributed net realized gain (loss) on investments		20,713
Net unrealized appreciation (depreciation) on investments		152,289
Net Assets		$ 6,205,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Income Opportunities: Net Asset Value, offering price and redemption price per share ($5,357,988 ÷ 492,399 shares)	$ 10.88

Class F: Net Asset Value, offering price and redemption price per share ($638,929 ÷ 58,726 shares)	$ 10.88

Class L: Net Asset Value, offering price and redemption price per share ($104,442 ÷ 9,599 shares)	$ 10.88

Class N: Net Asset Value, offering price and redemption price per share ($104,365 ÷ 9,592 shares)	$ 10.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 105,460
Affiliated issuers		41,577
Total income		147,037

Expenses
Management fee	$ 7,492
Transfer agent fees	746
Distribution and service plan fees	77
Accounting fees and expenses	312
Custodian fees and expenses	13,540
Independent trustees' compensation	25
Registration fees	54,606
Audit	29,073
Legal	11
Miscellaneous	93
Total expenses before reductions	105,975
Expense reductions	(103,419)	2,556
Net investment income (loss)		144,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,770
Affiliated issuers	(577)
Realized gain distributions from underlying funds:
Unaffiliated issuers	20,341
Affiliated issuers	9,438
Total net realized gain (loss)		30,972
Change in net unrealized appreciation (depreciation) on investment securities		116,625
Net gain (loss)		147,597
Net increase (decrease) in net assets resulting from operations		$ 292,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period July 19, 2012 (commencement of operations) to February 28, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,481	$ 29,263
Net realized gain (loss)	30,972	1,780
Change in net unrealized appreciation (depreciation)	116,625	35,664
Net increase (decrease) in net assets resulting from operations	292,078	66,707
Distributions to shareholders from net investment income	(140,955)	(28,795)
Distributions to shareholders from net realized gain	(10,221)	(1,818)
Total distributions	(151,176)	(30,613)
Share transactions - net increase (decrease)	4,836,537	1,190,056
Redemption fees	2,115	20
Total increase (decrease) in net assets	4,979,554	1,226,170

Net Assets
Beginning of period	1,226,170	-
End of period (including undistributed net investment income of $3,994 and undistributed net investment income of $468, respectively)	$ 6,205,724	$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.616	.436
Net realized and unrealized gain (loss)	.296	.615
Total from investment operations	.912	1.051
Distributions from net investment income	(.610)	(.431)
Distributions from net realized gain	(.031)	(.020)
Total distributions	(.641)	(.451)
Redemption fees added to paid in capital D	.009	- H
Net asset value, end of period	$ 10.88	$ 10.60
Total Return B,C	9.02%	10.69%
Ratios to Average Net Assets F
Expenses before reductions	4.32%	10.12% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	5.83%	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,358	$ 1,042
Portfolio turnover rate G	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.617	.125
Net realized and unrealized gain (loss)	.295	.096
Total from investment operations	.912	.221
Distributions from net investment income	(.610)	(.121)
Distributions from net realized gain	(.031)	(.020)
Total distributions	(.641)	(.141)
Redemption fees added to paid in capital D	.009	- H
Net asset value, end of period	$ 10.88	$ 10.60
Total Return B,C	9.02%	2.11%
Ratios to Average Net Assets F
Expenses before reductions	4.16%	7.40% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	5.83%	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 639	$ 184
Portfolio turnover rate G	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.186
Net realized and unrealized gain (loss)	.278
Total from investment operations	.464
Distributions from net investment income	(.180)
Distributions from net realized gain	(.027)
Total distributions	(.207)
Redemption fees added to paid in capital D	.003
Net asset value, end of period	$ 10.88
Total Return B,C	4.44%
Ratios to Average Net Assets F
Expenses before reductions	3.35% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	5.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate G	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.178
Net realized and unrealized gain (loss)	.279
Total from investment operations	.457
Distributions from net investment income	(.173)
Distributions from net realized gain	(.027)
Total distributions	(.200)
Redemption fees added to paid in capital D	.003
Net asset value, end of period	$ 10.88
Total Return B,C	4.37%
Ratios to Average Net Assets F
Expenses before reductions	3.61% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	5.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate G	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds(the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 150,616
Gross unrealized depreciation	(1,433)
Net unrealized appreciation (depreciation) on securities and other investments	$ 149,183

Tax Cost	$ 6,043,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,907
Undistributed long-term capital gain	$ 22,909
Net unrealized appreciation (depreciation)	$ 149,183

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 150,924	$ 30,613
Long-term Capital Gains	252	-
Total	$ 151,176	$ 30,613

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $6,034,476 and $1,193,846, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 77	$ 77

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Income Opportunities	$ 744.04
Class L	1	.00*
Class N	1	.00*
	$ 746

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $7,492.

Annual Report

6. Expense Reductions - continued

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$ 82,063
Class F	.10%	12,073
Class L	.10%	894
Class N	.35%	897

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A,B
From net investment income
Income Opportunities	$ 119,217	$ 26,747
Class F	18,391	2,048
Class L	1,711	-
Class N	1,636	-
Total	$ 140,955	$ 28,795
From net realized gain
Income Opportunities	$ 8,322	$ 1,480
Class F	1,389	338
Class L	255	-
Class N	255	-
Total	$ 10,221	$ 1,818

A Distributions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A,B	2014 C	2013 A,B
Income Opportunities
Shares sold	464,657	98,149	$ 4,944,465	$ 1,005,971
Reinvestment of distributions	11,967	2,708	127,488	28,227
Shares redeemed	(82,508)	(2,574)	(878,566)	(27,127)
Net increase (decrease)	394,116	98,283	$ 4,193,387	$ 1,007,071
Class F
Shares sold	47,356	17,159	$ 503,481	$ 180,599
Reinvestment of distributions	1,858	226	19,780	2,386
Shares redeemed	(7,873)	-	(83,968)	-
Net increase (decrease)	41,341	17,385	$ 439,293	$ 182,985
Class L
Shares sold	9,416	-	$ 100,000	$ -
Reinvestment of distributions	183	-	1,966	-
Net increase (decrease)	9,599	-	$ 101,966	$ -
Class N
Shares sold	9,416	-	$ 100,000	$ -
Reinvestment of distributions	176	-	1,891	-
Net increase (decrease)	9,592	-	$ 101,891	$ -

A Share transactions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser and its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/07/14	04/04/14	$0.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $23,077, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contract.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board noted the fund invested a significant portion of its assets in no-load classes of underlying funds, which typically have lower investment minimums and higher total expenses than institutional classes.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and the Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-F-ANN-0414
1.951505.101

Strategic Advisers®
Income Opportunities Fund of Funds -
Class L and Class N

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contract and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Class LB	8.79%	11.58%
Class NC	8.71%	11.53%

A From June 19, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Income Opportunities Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class L on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Income Opportunities and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Income Opportunities	.10%
Actual		$ 1,000.00	$ 1,080.50	$ .52C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class F	.10%
Actual		$ 1,000.00	$ 1,080.50	$ .52C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class L	.10%
Actual		$ 1,000.00	$ 1,044.40	$ .31C
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50D
Class N	.35%
Actual		$ 1,000.00	$ 1,043.70	$ 1.07C
HypotheticalA		$ 1,000.00	$ 1,023.06	$ 1.76D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Income Opportunities and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	17.6	20.2
Fidelity Capital & Income Fund	14.6	18.1
BlackRock High Yield Bond Fund Institutional Class	10.7	10.1
Fidelity High Income Fund	10.4	12.4
Janus High-Yield Fund Class I Shares	10.2	10.1
Hotchkis and Wiley High Yield Fund I	8.0	6.0
Eaton Vance Income Fund of Boston Class I	7.8	7.1
Third Avenue Focused Credit Fund Institutional Class	6.0	0.0
MainStay High Yield Corporate Bond Fund Class I	5.9	5.5
Fidelity Advisor High Income Advantage Fund Institutional Class	5.5	2.1
	96.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
High Yield Fixed-Income Funds 99.8%	High Yield Fixed-Income Funds 100.5%
Short-Term Investments and Net Other Assets (Liabilities) 0.2%	Short-Term Investments and Net Other Assets (Liabilities) † (0.5)%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Fixed-Income Funds - 99.8%
	Shares	Value
High Yield Fixed-Income Funds - 99.8%
BlackRock High Yield Bond Fund Institutional Class	79,089	$ 661,979
Eaton Vance Income Fund of Boston Class I	79,408	487,566
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	33,380	341,810
Fidelity Advisor High Income Fund Institutional Class (a)	5,446	46,397
Fidelity Capital & Income Fund (a)	89,476	903,707
Fidelity High Income Fund (a)	67,658	642,756
Hotchkis and Wiley High Yield Fund I	37,353	494,930
Ivy High Income Fund Class I	17,353	151,842
Janus High-Yield Fund Class I Shares	67,789	634,502
MainStay High Yield Corporate Bond Fund Class I	59,500	364,736
T. Rowe Price High Yield Fund	150,171	1,091,742
Third Avenue Focused Credit Fund Institutional Class	31,652	370,327
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $6,040,005)		6,192,294
NET OTHER ASSETS (LIABILITIES) - 0.2%		13,430
NET ASSETS - 100%		$ 6,205,724
Legend
(a) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 37,401	$ 470,475	$ 173,472	$ 4,789	$ 341,810
Fidelity Advisor High Income Fund Institutional Class	36,698	39,205	28,199	2,336	46,397
Fidelity Capital & Income Fund	235,291	904,573	267,529	18,674	903,707
Fidelity High Income Fund	166,020	600,581	132,040	15,778	642,756
Total	$ 475,410	$ 2,014,834	$ 601,240	$ 41,577	$ 1,934,670
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,166,972)	$ 4,257,624
Affiliated issuers (cost $1,873,033)	1,934,670
Total Investments (cost $6,040,005)		$ 6,192,294
Receivable for fund shares sold		19,773
Receivable from investment adviser for expense reductions		35,532
Other receivables		5
Total assets		6,247,604

Liabilities
Payable for investments purchased	$ 18,385
Payable for fund shares redeemed	747
Distribution and service plan fees payable	21
Audit fee payable	18,873
Custodian fees payable	3,183
Other affiliated payables	57
Other payables and accrued expenses	614
Total liabilities		41,880

Net Assets		$ 6,205,724
Net Assets consist of:
Paid in capital		$ 6,028,728
Undistributed net investment income		3,994
Accumulated undistributed net realized gain (loss) on investments		20,713
Net unrealized appreciation (depreciation) on investments		152,289
Net Assets		$ 6,205,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Income Opportunities: Net Asset Value, offering price and redemption price per share ($5,357,988 ÷ 492,399 shares)	$ 10.88

Class F: Net Asset Value, offering price and redemption price per share ($638,929 ÷ 58,726 shares)	$ 10.88

Class L: Net Asset Value, offering price and redemption price per share ($104,442 ÷ 9,599 shares)	$ 10.88

Class N: Net Asset Value, offering price and redemption price per share ($104,365 ÷ 9,592 shares)	$ 10.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 105,460
Affiliated issuers		41,577
Total income		147,037

Expenses
Management fee	$ 7,492
Transfer agent fees	746
Distribution and service plan fees	77
Accounting fees and expenses	312
Custodian fees and expenses	13,540
Independent trustees' compensation	25
Registration fees	54,606
Audit	29,073
Legal	11
Miscellaneous	93
Total expenses before reductions	105,975
Expense reductions	(103,419)	2,556
Net investment income (loss)		144,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,770
Affiliated issuers	(577)
Realized gain distributions from underlying funds:
Unaffiliated issuers	20,341
Affiliated issuers	9,438
Total net realized gain (loss)		30,972
Change in net unrealized appreciation (depreciation) on investment securities		116,625
Net gain (loss)		147,597
Net increase (decrease) in net assets resulting from operations		$ 292,078

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period July 19, 2012 (commencement of operations) to February 28, 2013

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,481	$ 29,263
Net realized gain (loss)	30,972	1,780
Change in net unrealized appreciation (depreciation)	116,625	35,664
Net increase (decrease) in net assets resulting from operations	292,078	66,707
Distributions to shareholders from net investment income	(140,955)	(28,795)
Distributions to shareholders from net realized gain	(10,221)	(1,818)
Total distributions	(151,176)	(30,613)
Share transactions - net increase (decrease)	4,836,537	1,190,056
Redemption fees	2,115	20
Total increase (decrease) in net assets	4,979,554	1,226,170

Net Assets
Beginning of period	1,226,170	-
End of period (including undistributed net investment income of $3,994 and undistributed net investment income of $468, respectively)	$ 6,205,724	$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.616	.436
Net realized and unrealized gain (loss)	.296	.615
Total from investment operations	.912	1.051
Distributions from net investment income	(.610)	(.431)
Distributions from net realized gain	(.031)	(.020)
Total distributions	(.641)	(.451)
Redemption fees added to paid in capital D	.009	- H
Net asset value, end of period	$ 10.88	$ 10.60
Total Return B,C	9.02%	10.69%
Ratios to Average Net Assets F
Expenses before reductions	4.32%	10.12% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	5.83%	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,358	$ 1,042
Portfolio turnover rate G	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.617	.125
Net realized and unrealized gain (loss)	.295	.096
Total from investment operations	.912	.221
Distributions from net investment income	(.610)	(.121)
Distributions from net realized gain	(.031)	(.020)
Total distributions	(.641)	(.141)
Redemption fees added to paid in capital D	.009	- H
Net asset value, end of period	$ 10.88	$ 10.60
Total Return B,C	9.02%	2.11%
Ratios to Average Net Assets F
Expenses before reductions	4.16%	7.40% A
Expenses net of fee waivers, if any	.10%	.10% A
Expenses net of all reductions	.10%	.10% A
Net investment income (loss)	5.83%	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 639	$ 184
Portfolio turnover rate G	46%	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.186
Net realized and unrealized gain (loss)	.278
Total from investment operations	.464
Distributions from net investment income	(.180)
Distributions from net realized gain	(.027)
Total distributions	(.207)
Redemption fees added to paid in capital D	.003
Net asset value, end of period	$ 10.88
Total Return B,C	4.44%
Ratios to Average Net Assets F
Expenses before reductions	3.35% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	5.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate G	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62
Income from Investment Operations
Net investment income (loss) D	.178
Net realized and unrealized gain (loss)	.279
Total from investment operations	.457
Distributions from net investment income	(.173)
Distributions from net realized gain	(.027)
Total distributions	(.200)
Redemption fees added to paid in capital D	.003
Net asset value, end of period	$ 10.88
Total Return B,C	4.37%
Ratios to Average Net Assets F
Expenses before reductions	3.61% A
Expenses net of fee waivers, if any	.35% A
Expenses net of all reductions	.35% A
Net investment income (loss)	5.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate G	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds(the Underlying Funds). The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 150,616
Gross unrealized depreciation	(1,433)
Net unrealized appreciation (depreciation) on securities and other investments	$ 149,183

Tax Cost	$ 6,043,111

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,907
Undistributed long-term capital gain	$ 22,909
Net unrealized appreciation (depreciation)	$ 149,183

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 150,924	$ 30,613
Long-term Capital Gains	252	-
Total	$ 151,176	$ 30,613

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $6,034,476 and $1,193,846, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 77	$ 77

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Income Opportunities	$ 744.04
Class L	1	.00*
Class N	1	.00*
	$ 746

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2015. During the period, this waiver reduced the Fund's management fee by $7,492.

Annual Report

6. Expense Reductions - continued

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$ 82,063
Class F	.10%	12,073
Class L	.10%	894
Class N	.35%	897

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 C	2013 A,B
From net investment income
Income Opportunities	$ 119,217	$ 26,747
Class F	18,391	2,048
Class L	1,711	-
Class N	1,636	-
Total	$ 140,955	$ 28,795
From net realized gain
Income Opportunities	$ 8,322	$ 1,480
Class F	1,389	338
Class L	255	-
Class N	255	-
Total	$ 10,221	$ 1,818

A Distributions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 C	2013 A,B	2014 C	2013 A,B
Income Opportunities
Shares sold	464,657	98,149	$ 4,944,465	$ 1,005,971
Reinvestment of distributions	11,967	2,708	127,488	28,227
Shares redeemed	(82,508)	(2,574)	(878,566)	(27,127)
Net increase (decrease)	394,116	98,283	$ 4,193,387	$ 1,007,071
Class F
Shares sold	47,356	17,159	$ 503,481	$ 180,599
Reinvestment of distributions	1,858	226	19,780	2,386
Shares redeemed	(7,873)	-	(83,968)	-
Net increase (decrease)	41,341	17,385	$ 439,293	$ 182,985
Class L
Shares sold	9,416	-	$ 100,000	$ -
Reinvestment of distributions	183	-	1,966	-
Net increase (decrease)	9,599	-	$ 101,966	$ -
Class N
Shares sold	9,416	-	$ 100,000	$ -
Reinvestment of distributions	176	-	1,891	-
Net increase (decrease)	9,592	-	$ 101,891	$ -

A Share transactions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser and its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the periods indicated, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class L	04/07/14	04/04/14	$0.04
Class N	04/07/14	04/04/14	$0.04

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $23,077, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contract.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding sub-advisory fees, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 0.10% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board noted the fund invested a significant portion of its assets in no-load classes of underlying funds, which typically have lower investment minimums and higher total expenses than institutional classes.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had agreed to waive 0.30% of its management fee through April 30, 2015 and the Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-L-ODF-N-ANN-0414
1.9585963.100

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International Fund	18.78%	18.46%	4.71%

A From March 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on March 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Fund: For the year, Strategic Advisers® International Fund (the Fund) rose 18.78%, trailing the 19.42% gain of the MSCI® EAFE® Index. Relative to the benchmark, Harbor International Fund and Manning & Napier World Opportunities Fund, were among the biggest detractors. Harbor's emerging-markets (EM) exposure weighed on its performance, as did poor stock choices in Europe and adverse positioning in telecommunication services. Manning & Napier was hurt by its holdings in Canadian energy companies, among other factors. Thornburg International Value Fund and Scout International Fund also were hampered by EM equity allocations, as well as subpar security selection across several sectors. On the plus side, sub-advisers Causeway Capital Management and MFS' International Value strategy were the top relative contributors. Causeway benefited from adroit stock picking in financials and industrials, along with an underweighting in the lagging Australian market. MFS was helped by selections in financials, as well as favorable positioning in materials and an overweighting in telecom. I modestly increased the Fund's allocation to both of these managers during the period. Oakmark International Fund also contributed, thanks to solid stock choices in financials and consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.17%	$ 1,000.00	$ 1,136.10	$ .90
Hypothetical A		$ 1,000.00	$ 1,023.95	$ .85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Harbor International Fund Retirement Class	9.6	10.0
Fidelity International Discovery Fund	7.4	6.5
Manning & Napier Fund, Inc. World Opportunities Series Class A	5.8	7.0
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	5.4	6.0
Fidelity Diversified International Fund	5.4	4.6
Oakmark International Fund Class I	5.3	5.7
Henderson International Opportunities Fund Class A	3.6	2.7
Artisan International Value Fund Investor Class	3.6	4.3
Fidelity Overseas Fund	2.9	0.0
Scout International Fund	2.1	2.7
	51.1
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Stocks 25.2%	Stocks 27.0%
Europe Stock Funds 2.0%	Europe Stock Funds 0.0%†
Foreign Large Blend Funds 51.7%	Foreign Large Blend Funds 50.2%
Foreign Large Growth Funds 5.7%	Foreign Large Growth Funds 7.3%
Foreign Large Value Funds 1.3%	Foreign Large Value Funds 1.2%
Foreign Small Mid Growth Funds 0.5%	Foreign Small Mid Growth Funds 0.6%
Foreign Small Mid Blend Funds 1.0%	Foreign Small Mid Blend Funds 0.0%†
Foreign Small Mid Value Funds 0.8%	Foreign Small Mid Value Funds 0.9%
Other 4.1%	Other 5.1%
Sector Funds 0.9%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 6.8%	Short-Term Investments and Net Other Assets (Liabilities) 6.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 24.8%
	Shares	Value
CONSUMER DISCRETIONARY - 2.9%
Auto Components - 0.3%
Autoliv, Inc.	154,510	$ 14,885,493
Continental AG	42,261	10,287,000
DENSO Corp.	722,700	38,773,772
Halla Visteon Climate Control Corp.	35,290	1,315,359
Minth Group Ltd.	712,000	1,425,734
TS tech Co. Ltd.	34,500	1,125,479
Valeo SA	61,059	8,550,179
		76,363,016
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	144,676	16,814,427
Daimler AG (Germany)	464,567	43,296,648
Fuji Heavy Industries Ltd.	347,000	9,419,170
Honda Motor Co. Ltd.	731,000	26,310,930
Kia Motors Corp.	203,660	10,579,645
Peugeot Citroen SA (a)	622,364	11,038,780
Tata Motors Ltd.	741,107	5,046,786
Toyota Motor Corp.	499,300	28,736,271
		151,242,657
Diversified Consumer Services - 0.0%
Kroton Educacional SA	187,300	3,490,782
Hotels, Restaurants & Leisure - 0.6%
Arcos Dorados Holdings, Inc. Class A	65,599	576,615
Carnival PLC	425,627	17,503,331
Compass Group PLC	3,689,632	58,355,680
InterContinental Hotel Group PLC	72,262	2,350,244
MGM China Holdings Ltd.	474,400	2,023,393
Paddy Power PLC (Ireland)	98,612	8,253,962
Sands China Ltd.	1,842,400	15,407,640
Whitbread PLC	348,040	26,150,702
		130,621,567
Household Durables - 0.0%
Berkeley Group Holdings PLC	93,334	4,283,976
Haier Electronics Group Co. Ltd.	468,000	1,384,000
Techtronic Industries Co. Ltd.	1,391,500	3,693,669
		9,361,645
Internet & Catalog Retail - 0.0%
ASOS PLC (a)	13,012	1,516,531
LG Home Shopping, Inc.	4,515	1,096,935
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
Start Today Co. Ltd.	75,700	$ 1,865,536
Vipshop Holdings Ltd. ADR (a)	12,312	1,616,812
		6,095,814
Leisure Equipment & Products - 0.2%
Nikon Corp.	1,653,600	30,355,983
Sankyo Co. Ltd. (Gunma)	75,200	3,118,247
Yamaha Corp.	219,600	3,015,225
		36,489,455
Media - 0.7%
Daily Mail & General Trust PLC Class A	206,735	3,641,899
Fuji Media Holdings, Inc.	587,200	10,628,106
ITV PLC	4,060,747	13,729,046
Naspers Ltd. Class N	33,991	4,099,722
Nippon Television Network Corp.	1,125,900	18,729,966
Pearson PLC	318,385	5,391,818
ProSiebenSat.1 Media AG	134,043	6,392,426
Publicis Groupe SA	231,298	21,965,131
realestate.com.au Ltd.	39,987	1,769,490
Reed Elsevier NV	2,919,417	63,891,014
UBM PLC	341,499	4,103,075
WPP PLC	186,540	4,085,807
		158,427,500
Multiline Retail - 0.0%
Next PLC	64,559	7,281,025
Specialty Retail - 0.2%
Chow Tai Fook Jewellery Group Ltd.	872,600	1,526,942
Dunelm Group PLC	70,528	1,173,940
Esprit Holdings Ltd.	4,176,900	7,847,279
Galiform PLC	375,357	2,385,991
H&M Hennes & Mauritz AB (B Shares)	102,600	4,627,813
Inditex SA	86,912	12,512,311
Nitori Holdings Co. Ltd.	39,700	1,794,438
United Arrows Ltd.	19,200	634,843
USS Co. Ltd.	744,900	10,034,960
World Duty Free SpA (a)	123,542	1,816,091
		44,354,608
Textiles, Apparel & Luxury Goods - 0.2%
Compagnie Financiere Richemont SA Series A	14,339	1,428,194
ECLAT Textile Co. Ltd.	120,660	1,536,284
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Gildan Activewear, Inc.	27,000	$ 1,384,259
Hermes International SCA	5,757	1,855,481
Li & Fung Ltd.	13,038,000	17,069,161
LVMH Moet Hennessy - Louis Vuitton SA	93,617	17,425,256
Pandora A/S	45,765	3,101,507
Yue Yuen Industrial (Holdings) Ltd.	613,500	1,877,525
		45,677,667
TOTAL CONSUMER DISCRETIONARY		669,405,736
CONSUMER STAPLES - 2.6%
Beverages - 0.4%
Heineken NV (Bearer)	530,598	35,879,512
ITO EN Ltd.	138,900	3,115,935
Pernod Ricard SA	343,550	40,444,694
		79,440,141
Food & Staples Retailing - 0.2%
Colruyt NV	9,274	514,916
Lawson, Inc.	277,800	19,271,572
Sundrug Co. Ltd.	235,700	9,484,047
Tesco PLC	3,605,927	19,856,499
Tsuruha Holdings, Inc.	15,000	1,394,321
Wumart Stores, Inc. (H Shares)	1,289,000	1,526,427
		52,047,782
Food Products - 0.8%
Danone SA	1,033,761	72,896,385
M. Dias Branco SA	196,300	6,856,582
Nestle SA	1,208,187	91,272,703
Toyo Suisan Kaisha Ltd.	165,000	5,544,856
Unilever NV (Certificaten Van Aandelen) (Bearer)	412,994	16,331,773
		192,902,299
Household Products - 0.3%
Reckitt Benckiser Group PLC	765,172	62,964,005
Personal Products - 0.3%
Kao Corp.	1,269,200	43,703,821
Kobayashi Pharmaceutical Co. Ltd.	231,800	13,119,465
Kose Corp.	185,900	6,064,537
		62,887,823
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.6%
British American Tobacco PLC (United Kingdom)	1,361,638	$ 74,224,800
Japan Tobacco, Inc.	1,434,200	45,678,893
KT&G Corp.	367,402	26,940,388
		146,844,081
TOTAL CONSUMER STAPLES		597,086,131
ENERGY - 1.5%
Energy Equipment & Services - 0.3%
China Oilfield Services Ltd. (H Shares)	470,000	1,274,845
Fred Olsen Energy ASA	12,516	410,805
Technip SA	436,127	42,855,390
Tecnicas Reunidas SA	293,935	16,317,997
		60,859,037
Oil, Gas & Consumable Fuels - 1.2%
BG Group PLC	2,153,497	39,252,817
Cairn Energy PLC (a)	2,365,508	7,874,789
Cenovus Energy, Inc.	177,270	4,692,300
CNOOC Ltd.	15,862,000	25,967,895
Dragon Oil PLC	257,539	2,611,291
Galp Energia SGPS SA Class B	224,138	3,768,220
Genel Energy PLC (a)	140,189	2,575,246
Imperial Oil Ltd.	674,900	30,365,319
INPEX Corp.	579,600	7,364,798
Oil Search Ltd. ADR	636,760	4,915,041
Reliance Industries Ltd. GDR (c)	179,968	4,646,774
Repsol YPF SA	378,609	9,513,824
Royal Dutch Shell PLC Class A (United Kingdom)	2,935,005	106,849,102
Total SA	535,790	34,761,575
		285,158,991
TOTAL ENERGY		346,018,028
FINANCIALS - 6.4%
Capital Markets - 0.7%
Ashmore Group PLC	69,176	366,745
Azimut Holding SpA	73,355	2,449,284
Banca Generali SpA	91,311	2,980,765
CI Financial Corp.	133,231	4,125,793
Coronation Fund Managers Ltd.	175,153	1,431,543
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Daiwa Securities Group, Inc.	2,360,000	$ 21,357,253
Haitong Securities Co. Ltd. (H Shares)	953,200	1,272,481
Hargreaves Lansdown PLC	102,341	2,394,110
Julius Baer Group Ltd.	425,710	19,951,980
Jupiter Fund Management PLC	366,277	2,679,109
Partners Group Holding AG	13,309	3,466,847
UBS AG	4,017,137	85,938,524
		148,414,434
Commercial Banks - 3.0%
Banco Bilbao Vizcaya Argentaria SA	1,452,025	17,939,058
Bank of Ireland (a)	11,103,313	5,796,514
Bankinter SA	374,648	3,037,085
Barclays PLC	8,690,898	36,610,978
BNP Paribas SA	997,997	81,908,246
Chiba Bank Ltd.	670,000	4,068,243
Credicorp Ltd.	24,390	3,168,261
Credit Agricole SA (a)	696,334	11,072,446
DBS Group Holdings Ltd.	1,026,000	13,370,820
DNB ASA	974,884	17,688,249
Dubai Islamic Bank Pakistan Ltd. (a)	1,114,384	1,865,903
Erste Group Bank AG	530,273	18,818,070
First Gulf Bank PJSC	627,135	3,807,544
Guaranty Trust Bank PLC GDR (Reg. S)	161,484	1,211,130
HDFC Bank Ltd.	404,468	4,425,326
HDFC Bank Ltd. sponsored ADR	219,555	7,374,852
HSBC Holdings PLC:
(Hong Kong)	3,222,800	33,899,628
(United Kingdom)	6,089,050	64,263,909
Intesa Sanpaolo SpA	5,546,754	17,195,790
Joyo Bank Ltd.	946,000	4,508,303
Jyske Bank A/S (Reg.) (a)	65,671	3,947,669
Kasikornbank PCL NVDR	1,296,400	6,775,056
KBC Groupe SA	716,083	45,447,062
Lloyds Banking Group PLC (a)	34,640,969	47,839,273
Mitsubishi UFJ Financial Group, Inc.	2,591,300	15,015,689
North Pacific Bank Ltd.	985,000	3,706,937
Powszechna Kasa Oszczednosci Bank SA	336,750	4,932,736
PT Bank Rakyat Indonesia Tbk	6,012,900	4,803,997
Royal Bank of Scotland Group PLC (a)	3,428,271	18,773,140
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	370,104	3,763,958
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Skandinaviska Enskilda Banken AB (A Shares)	1,232,758	$ 17,333,001
Standard Chartered PLC (United Kingdom)	452,700	9,589,570
Sumitomo Mitsui Financial Group, Inc.	1,889,100	84,816,899
Sydbank A/S (a)	134,315	3,622,145
TCS Group Holding PLC GDR (c)	77,454	937,193
The Hachijuni Bank Ltd.	657,000	3,524,830
The Suruga Bank Ltd.	221,000	3,889,270
The Toronto-Dominion Bank	135,096	6,119,765
UniCredit SpA	2,556,671	20,344,529
Westpac Banking Corp.	990,025	29,712,628
		686,925,702
Consumer Finance - 0.0%
AEON Financial Service Co. Ltd.	265,000	6,488,945
Flexigroup Ltd.	295,637	1,020,951
Provident Financial PLC	56,050	1,761,725
		9,271,621
Diversified Financial Services - 0.9%
Century Tokyo Leasing Corp.	55,900	1,598,948
IG Group Holdings PLC	836,898	8,871,036
ING Groep NV (Certificaten Van Aandelen) (a)	2,263,503	32,870,729
iShares S&P Europe 350 Index ETF	3,188,900	154,757,317
ORIX Corp.	871,800	12,849,562
		210,947,592
Insurance - 1.3%
AIA Group Ltd.	5,986,600	29,275,176
Amlin PLC	1,104,524	8,321,263
Aviva PLC	3,879,609	30,844,992
AXA SA	1,428,335	37,340,793
BB Seguridade Participacoes SA	492,700	4,896,006
Catlin Group Ltd.	606,877	5,396,266
Delta Lloyd NV	655,639	18,719,480
Euler Hermes SA	42,320	5,315,701
Hiscox Ltd.	1,875,513	20,476,975
Jardine Lloyd Thompson Group PLC	443,711	7,875,972
Lancashire Holdings Ltd.	141,918	1,743,154
MAPFRE SA (Reg.)	409,613	1,696,166
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	763,500	6,202,998
Prudential PLC	815,483	18,464,765
Sampo Oyj (A Shares)	227,315	11,518,236
Sony Financial Holdings, Inc.	967,400	15,651,239
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
St. James's Place Capital PLC	187,478	$ 2,746,986
Swiss Re Ltd.	71,260	6,660,116
Zurich Insurance Group AG	206,400	63,245,935
		296,392,219
Real Estate Investment Trusts - 0.1%
Derwent London PLC	40,651	1,886,279
Fibra Uno Administracion SA de CV	651,600	2,062,301
Link (REIT)	2,462,840	11,440,604
Unibail-Rodamco	17,806	4,691,868
		20,081,052
Real Estate Management & Development - 0.4%
Countrywide PLC	145,488	1,495,869
Deutsche Annington Immobilien SE	247,216	6,712,038
Deutsche Wohnen AG (Bearer)	679,908	14,405,622
Deutsche Wohnen AG (a)	795,862	16,373,564
Emaar Properties PJSC	1,538,391	3,811,423
GAGFAH SA (a)	147,100	2,237,524
LEG Immobilien AG	125,128	8,134,838
Mitsubishi Estate Co. Ltd.	675,000	16,009,684
TAG Immobilien AG	575,778	7,267,956
Wharf Holdings Ltd.	522,000	3,642,306
		80,090,824
TOTAL FINANCIALS		1,452,123,444
HEALTH CARE - 2.6%
Biotechnology - 0.1%
Abcam PLC	218,310	1,799,523
Actelion Ltd.	41,722	4,423,623
CSL Ltd.	106,461	6,859,034
Grifols SA	50,745	2,892,789
		15,974,969
Health Care Equipment & Supplies - 0.1%
Coloplast A/S Series B	42,410	3,572,277
Elekta AB (B Shares)	35,502	472,039
GN Store Nordic A/S	173,232	4,283,939
Nihon Kohden Corp.	180,300	7,263,732
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Sonova Holding AG Class B	67,979	$ 9,615,222
Straumann Holding AG	7,437	1,601,555
		26,808,764
Health Care Providers & Services - 0.1%
Miraca Holdings, Inc.	29,400	1,340,434
Odontoprev SA	947,700	3,463,819
Ryman Healthcare Group Ltd.	246,833	1,634,864
Ship Healthcare Holdings, Inc.	42,700	1,525,150
		7,964,267
Life Sciences Tools & Services - 0.0%
Eurofins Scientific SA	7,761	2,268,909
Morphosys AG (a)	16,712	1,551,986
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	48,976	1,883,617
		5,704,512
Pharmaceuticals - 2.3%
Astellas Pharma, Inc.	97,200	6,318,077
Bayer AG	711,436	101,047,296
BTG PLC (a)	208,324	2,093,094
GlaxoSmithKline PLC	2,769,495	77,572,489
Lupin Ltd. (a)	216,741	3,713,827
Novartis AG	1,716,699	142,881,057
Roche Holding AG (participation certificate)	319,312	98,316,209
Sanofi SA	469,324	48,814,347
Santen Pharmaceutical Co. Ltd.	623,500	29,131,791
Shire PLC	253,047	13,997,333
Sino Biopharmaceutical Ltd.	2,784,000	2,586,497
Sun Pharmaceutical Industries Ltd.	479,074	5,001,360
		531,473,377
TOTAL HEALTH CARE		587,925,889
INDUSTRIALS - 3.2%
Aerospace & Defense - 0.2%
Cobham PLC	3,360,307	16,785,347
Meggitt PLC	572,368	4,830,633
Rolls-Royce Group PLC	698,997	11,693,349
Singapore Technologies Engineering Ltd.	1,284,000	3,849,012
Zodiac Aerospace	71,845	2,537,204
		39,695,545
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.2%
PostNL NV (a)	2,459,419	$ 11,766,155
Yamato Holdings Co. Ltd.	2,170,600	45,063,869
		56,830,024
Airlines - 0.2%
easyJet PLC	261,203	7,527,611
International Consolidated Airlines Group SA CDI (a)	4,016,466	29,391,629
Ryanair Holdings PLC sponsored ADR (a)	124,100	7,043,916
WestJet Airlines Ltd.	19,652	452,388
		44,415,544
Building Products - 0.2%
Compagnie de St. Gobain	118,892	7,138,638
Daikin Industries Ltd.	154,200	8,884,524
Geberit AG (Reg.)	69,307	21,796,835
Toto Ltd.	152,000	2,156,958
		39,976,955
Commercial Services & Supplies - 0.2%
Babcock International Group PLC	299,895	7,387,203
Berendsen PLC	87,743	1,538,358
Brambles Ltd.	2,821,857	23,594,448
Intrum Justitia AB	46,376	1,352,587
Park24 Co. Ltd.	71,700	1,446,400
Secom Co. Ltd.	82,300	4,659,272
		39,978,268
Construction & Engineering - 0.2%
Balfour Beatty PLC	2,411,692	12,870,696
JGC Corp.	859,000	31,860,387
Keller Group PLC	79,227	1,684,904
VINCI SA	105,595	7,889,598
		54,305,585
Electrical Equipment - 0.5%
ABB Ltd. (Reg.)	903,051	23,047,783
Legrand SA	937,199	58,122,157
Nidec Corp.	42,700	5,250,739
Schneider Electric SA	331,005	29,583,381
		116,004,060
Industrial Conglomerates - 0.5%
Bidvest Group Ltd.	127,389	3,000,694
Hutchison Whampoa Ltd.	1,111,000	14,974,531
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
SembCorp Industries Ltd.	2,754,000	$ 11,753,355
Siemens AG	572,969	76,392,498
		106,121,078
Machinery - 0.4%
Atlas Copco AB (A Shares)	1,170,399	32,875,915
Burckhardt Compression Holding AG	2,985	1,554,440
Glory Ltd.	196,700	5,135,422
IMI PLC	253,056	6,462,263
Joy Global, Inc.	216,890	11,928,950
Komatsu Ltd.	25,700	543,418
Kone Oyj (B Shares)	65,594	2,671,818
Schindler Holding AG (participation certificate)	153,626	23,039,533
SembCorp Marine Ltd.	3,726,000	12,080,511
Senior Engineering Group PLC	218,795	1,053,718
SMC Corp.	18,100	4,591,250
		101,937,238
Professional Services - 0.2%
Bertrandt AG	11,491	1,689,199
Capita Group PLC	456,885	8,721,875
Experian PLC	700,875	12,687,159
Hays PLC	635,772	1,522,424
Michael Page International PLC	1,802,443	15,302,684
		39,923,341
Road & Rail - 0.0%
Canadian National Railway Co.	110,755	6,257,412
Canadian Pacific Railway Ltd.	35,906	5,634,126
		11,891,538
Trading Companies & Distributors - 0.3%
Ashtead Group PLC	317,810	4,661,973
Brenntag AG	88,131	16,391,963
Bunzl PLC	1,258,972	33,162,168
Itochu Corp.	376,500	4,691,909
Misumi Group, Inc.	50,000	1,455,242
Mitsubishi Corp.	460,400	8,836,657
		69,199,912
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	118,687	2,788,279
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - continued
Airports of Thailand PCL (For. Reg.)	246,500	$ 1,416,667
China Merchant Holdings International Co. Ltd.	3,504,000	12,439,221
		16,644,167
TOTAL INDUSTRIALS		736,923,255
INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 0.3%
Nokia Corp. (a)	2,986,549	22,732,684
Telefonaktiebolaget LM Ericsson (B Shares)	3,763,218	48,646,480
		71,379,164
Computers & Peripherals - 0.0%
Wincor Nixdorf AG	34,309	2,750,004
Electronic Equipment & Components - 0.3%
China High Precision Automation Group Ltd. (a)	1,073,000	41,479
Delta Electronics, Inc.	342,000	1,900,846
Halma PLC	1,399,072	14,291,178
Hirose Electric Co. Ltd.	83,600	11,911,172
Hitachi Ltd.	3,083,000	24,414,274
Hoya Corp.	181,600	5,381,798
Keyence Corp.	17,400	7,466,424
Spectris PLC	222,654	9,160,808
Venture Corp. Ltd.	408,000	2,430,008
		76,997,987
Internet Software & Services - 0.2%
Baidu.com, Inc. sponsored ADR (a)	42,046	7,186,923
Mail.Ru Group Ltd. GDR (Reg. S)	55,839	2,367,574
Naver Corp.	4,239	3,247,439
NetEase.com, Inc. sponsored ADR	9,070	627,372
Qihoo 360 Technology Co. Ltd. ADR (a)	20,871	2,287,879
Tencent Holdings Ltd.	85,600	6,866,266
Yahoo! Japan Corp.	2,196,400	13,926,132
Yandex NV (a)	51,231	1,921,163
		38,430,748
IT Services - 0.6%
Amadeus IT Holding SA Class A	769,400	33,840,720
Cap Gemini SA	98,452	7,709,227
Cielo SA	157,000	4,251,839
Cognizant Technology Solutions Corp. Class A (a)	135,200	14,068,912
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Computershare Ltd.	1,559,867	$ 16,522,415
HCL Technologies Ltd.	178,038	4,542,268
Nomura Research Institute Ltd.	806,300	26,382,813
OBIC Co. Ltd.	341,200	10,745,268
Otsuka Corp.	10,500	1,348,482
SCSK Corp.	51,600	1,554,034
Tata Consultancy Services Ltd.	124,516	4,588,572
Tech Mahindra Ltd. (a)	79,776	2,412,141
Wirecard AG	57,009	2,674,657
		130,641,348
Office Electronics - 0.1%
Canon, Inc.	290,200	9,054,455
Neopost SA	169,237	15,559,951
		24,614,406
Semiconductors & Semiconductor Equipment - 0.4%
ASM International NV (Netherlands)	102,663	3,969,886
Infineon Technologies AG	2,258,316	25,623,002
MediaTek, Inc.	1,502,000	22,047,070
Nanoco Group PLC (a)	162,984	328,874
NXP Semiconductors NV (a)	135,868	7,639,858
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,736,565	31,379,730
		90,988,420
Software - 0.2%
Check Point Software Technologies Ltd. (a)	76,473	5,155,810
Dassault Systemes SA	63,767	7,330,105
Nintendo Co. Ltd.	39,800	4,919,248
SAP AG	247,566	19,912,258
SimCorp A/S	57,831	2,273,021
		39,590,442
TOTAL INFORMATION TECHNOLOGY		475,392,519
MATERIALS - 1.7%
Chemicals - 1.2%
Akzo Nobel NV	1,149,955	95,252,845
Asahi Kasei Corp.	617,000	4,397,127
BASF AG	126,684	14,586,982
Chugoku Marine Paints Ltd.	22,000	127,542
Clariant AG (Reg.)	518,142	10,616,167
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
DuluxGroup Ltd.	350,015	$ 1,677,244
Givaudan SA	26,562	41,677,726
HEXPOL AB (B Shares)	35,545	3,204,325
JSR Corp.	667,200	11,427,037
Linde AG	212,411	44,022,614
Nippon Kayaku Co. Ltd.	91,000	1,188,049
Shin-Etsu Chemical Co., Ltd.	514,400	29,216,302
Symrise AG	429,791	21,113,430
		278,507,390
Construction Materials - 0.0%
CRH PLC	81,736	2,410,612
Containers & Packaging - 0.2%
DS Smith PLC	260,826	1,541,348
Rexam PLC	2,382,711	19,698,476
Smurfit Kappa Group PLC	123,260	3,435,041
Smurfit Kappa Group PLC	367,864	10,282,194
		34,957,059
Metals & Mining - 0.3%
Glencore Xstrata PLC	1,573,097	8,671,884
Iluka Resources Ltd.	1,431,066	11,991,140
Rio Tinto PLC	1,024,903	58,768,624
		79,431,648
TOTAL MATERIALS		395,306,709
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.3%
Bezeq The Israeli Telecommunication Corp. Ltd.	1,594,000	2,584,890
BT Group PLC	3,142,671	21,614,758
China Unicom Ltd.	4,058,000	5,370,954
Hutchison Telecommunications Hong Kong Holdings Ltd.	290,000	105,379
TDC A/S	2,146,742	21,322,491
Telstra Corp. Ltd.	1,658,430	7,473,495
Verizon Communications, Inc.	254,982	12,091,246
		70,563,213
Wireless Telecommunication Services - 1.1%
Idea Cellular Ltd.	503,323	1,050,576
KDDI Corp.	2,155,900	131,845,458
NTT DoCoMo, Inc.	776,800	12,947,353
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SK Telecom Co. Ltd.	168,827	$ 34,387,377
StarHub Ltd.	578,000	1,905,920
Turkcell Iletisim Hizmet A/S (a)	378,822	1,967,676
Vodafone Group PLC	13,073,397	54,476,372
		238,580,732
TOTAL TELECOMMUNICATION SERVICES		309,143,945
UTILITIES - 0.4%
Electric Utilities - 0.1%
Energias do Brasil SA	1,250,700	4,763,301
Korea Electric Power Corp. (a)	582,760	20,218,507
		24,981,808
Gas Utilities - 0.1%
APA Group unit	465,485	2,774,709
China Resources Gas Group Ltd.	2,016,000	7,091,868
Snam Rete Gas SpA	1,629,760	9,277,176
Tokyo Gas Co. Ltd.	2,252,000	11,312,998
		30,456,751
Multi-Utilities - 0.2%
Canadian Utilities Ltd. Class A (non-vtg.)	79,620	2,817,943
GDF Suez	1,372,562	35,219,635
		38,037,578
TOTAL UTILITIES		93,476,137
TOTAL COMMON STOCKS (Cost $4,621,254,376)		5,662,801,793
Nonconvertible Preferred Stocks - 0.4%

CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Ambev SA sponsored ADR	1,130,715	8,141,148
Household Products - 0.2%
Henkel AG & Co. KGaA	288,197	32,161,994
TOTAL CONSUMER STAPLES		40,303,142
Nonconvertible Preferred Stocks - continued
	Shares	Value
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	664,900	$ 7,446,880
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Itau Unibanco Holding SA	313,900	4,180,871
Itau Unibanco Holding SA sponsored ADR	284,676	3,791,884
		7,972,755
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored	1,038,240	6,489,000
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	11,621,147	10,174,649
Telefonica Brasil SA sponsored	261,020	4,868,023
		15,042,672
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $70,562,388)		77,254,449
Equity Funds - 68.0%

Europe Stock Funds - 2.0%
Henderson European Focus Fund Class A	38	1,371
Vanguard European ETF	7,651,568	460,853,941
TOTAL EUROPE STOCK FUNDS		460,855,312
Foreign Large Blend Funds - 51.7%
American EuroPacific Growth Fund Class F-1	4,238,936	209,784,949
Artisan International Value Fund Investor Class	21,809,183	814,136,798
Fidelity Diversified International Fund (d)	32,783,647	1,219,879,514
Fidelity International Discovery Fund (d)	41,557,473	1,685,155,525
Fidelity Overseas Fund (d)	15,856,901	649,815,812
GE Institutional International Equity Fund Service Class	5,471,536	71,841,265
Harbor International Fund Retirement Class	31,034,438	2,200,341,670
Henderson International Opportunities Fund Class A	30,302,374	826,951,780
Litman Gregory Masters International Fund Investor Class	18,935,177	341,211,894
Equity Funds - continued
	Shares	Value
Foreign Large Blend Funds - continued
Manning & Napier Fund, Inc. World Opportunities Series Class A	144,310,368	$ 1,327,655,388
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	73,074,240	1,236,416,148
Oakmark International Fund Class I	45,008,737	1,202,633,460
TOTAL FOREIGN LARGE BLEND FUNDS		11,785,824,203
Foreign Large Growth Funds - 5.7%
AIM International Growth Fund Class A	3,842,267	130,406,532
Fidelity Canada Fund (d)	2,042,518	119,834,541
Fidelity International Capital Appreciation Fund (d)	4,806,022	81,510,132
Scout International Fund	13,132,089	483,392,197
T. Rowe Price International Stock Fund Advisor Class	1,142,237	18,618,466
Thornburg Investment Trust	15,382,789	479,020,036
TOTAL FOREIGN LARGE GROWTH FUNDS		1,312,781,904
Foreign Large Value Funds - 1.3%
Pear Tree Polaris Foreign Value Fund Institutional Shares	15,303,316	302,699,597
Foreign Small Mid Blend Funds - 1.0%
Franklin International Small Cap Growth Fund Class A	56	1,300
iShares MSCI EAFE Small Cap Index ETF	4,259,121	224,626,042
TOTAL FOREIGN SMALL MID BLEND FUNDS		224,627,342
Foreign Small Mid Growth Funds - 0.5%
MFS International New Discovery Fund A Shares	57	1,618
Wasatch International Growth Fund Investor Class Shares	69	2,008
Westcore International Small-Cap Fund	5,167,047	110,626,471
TOTAL FOREIGN SMALL MID GROWTH FUNDS		110,630,097
Foreign Small Mid Value Funds - 0.8%
Third Avenue International Value Fund Institutional Class	8,728,946	175,277,229
Sector Funds - 0.9%
ING International Real Estate Fund Class A	15,628,590	141,126,166
Equity Funds - continued
	Shares	Value
Sector Funds - continued
RS Global Natural Resources Fund Class A	68	$ 2,506
SPDR DJ Wilshire International Real Estate ETF	1,525,300	63,269,444
TOTAL SECTOR FUNDS		204,398,116
Other - 4.1%
Fidelity Japan Fund (d)	16,722,959	194,655,244
Fidelity Japan Smaller Companies Fund (d)	6,625,140	83,874,271
iShares MSCI Australia Index ETF	4,731,652	118,054,717
iShares MSCI Japan Index ETF	37,538,200	435,818,502
Matthews Pacific Tiger Fund Class I	15,667	387,757
SPDR Russell/Nomura Small Cap Japan ETF	160,400	7,857,996
Wintergreen Fund	1,984,439	35,124,572
WisdomTree Japan Hedged Equity ETF	1,197,070	57,112,210
TOTAL OTHER		932,885,269
TOTAL EQUITY FUNDS (Cost $12,461,197,977)		15,509,979,069
Money Market Funds - 6.5%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $1,478,417,802)	1,478,417,802	1,478,417,802
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $18,631,432,543)		22,728,453,113
NET OTHER ASSETS (LIABILITIES) - 0.3%		78,571,301
NET ASSETS - 100%		$ 22,807,024,414
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6,629 CME Nikkei 225 Index Contracts (Japan)	March 2014	$ 494,854,850	$ (21,648,216)
8,536 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	823,425,240	41,127,712
TOTAL EQUITY INDEX CONTRACTS		$ 1,318,280,090	$ 19,479,496
The face value of futures purchased as a percentage of net assets is 5.8%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregrate was $998,187,384.
Security Type Abbreviations
ETF	-	Exchange-Trade Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,583,967 or 0.0% of net assets.

(d) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$ 110,723,211	$ 1,132,294	$ 1,875,628	$ 484,112	$ 119,834,541
Fidelity Diversified International Fund	610,430,947	444,956,034	-	8,031,899	1,219,879,514
Fidelity International Capital Appreciation Fund	70,415,006	-	937,814	572,544	81,510,132
Fidelity International Discovery Fund	796,760,548	688,957,699	87,226	15,412,634	1,685,155,525
Fidelity Japan Fund	172,766,777	1,888,343	-	1,739,263	194,655,244
Fidelity Japan Smaller Companies Fund	63,562,275	2,120,898	-	109,925	83,874,271
Fidelity Overseas Fund	-	624,105,156	-	-	649,815,812
Total	$ 1,824,658,764	$ 1,763,160,424	$ 2,900,668	$ 26,350,377	$ 4,034,725,039
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 669,405,736	$ 438,611,192	$ 230,794,544	$ -
Consumer Staples	637,389,273	273,424,399	363,964,874	-
Energy	353,464,908	178,521,538	174,943,370	-
Financials	1,460,096,199	875,797,728	584,298,471	-
Health Care	587,925,889	196,312,550	391,613,339	-
Industrials	736,923,255	525,535,241	211,388,014	-
Information Technology	475,392,519	331,745,509	143,605,531	41,479
Materials	401,795,709	305,814,995	95,980,714	-
Telecommunication Services	324,186,617	51,402,020	272,784,597	-
Utilities	93,476,137	61,944,632	31,531,505	-
Equity Funds	15,509,979,069	15,509,979,069	-	-
Money Market Funds	1,478,417,802	1,478,417,802	-	-
Total Investments in Securities:	$ 22,728,453,113	$ 20,227,506,675	$ 2,500,904,959	$ 41,479
Derivative Instruments:
Assets
Futures Contracts	$ 41,127,712	$ 41,127,712	$ -	$ -
Liabilities
Futures Contracts	$ (21,648,216)	$ (21,648,216)	$ -	$ -
Total Derivative Instruments:	$ 19,479,496	$ 19,479,496	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 538,541,522
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 41,127,712	$ (21,648,216)
Total Value of Derivatives	$ 41,127,712	$ (21,648,216)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $15,284,547,469)	$ 18,693,728,074
Affiliated issuers (cost $3,346,885,074)	4,034,725,039
Total Investments (cost $18,631,432,543)		$ 22,728,453,113
Segregated cash with brokers for derivative instruments		70,320,220
Foreign currency held at value (cost $1,041,858)		1,036,011
Receivable for investments sold		48,456,827
Receivable for fund shares sold		23,040,972
Dividends receivable		28,039,234
Receivable for daily variation margin for derivative instruments		1,536,480
Prepaid expenses		9,049
Other receivables		61,644
Total assets		22,900,953,550

Liabilities
Payable for investments purchased	$ 78,991,313
Payable for fund shares redeemed	10,556,997
Accrued management fee	1,688,316
Other affiliated payables	988,740
Other payables and accrued expenses	1,703,770
Total liabilities		93,929,136

Net Assets		$ 22,807,024,414
Net Assets consist of:
Paid in capital		$ 18,583,732,860
Undistributed net investment income		57,345,799
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		49,603,382
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,116,342,373
Net Assets, for 2,118,450,713 shares outstanding		$ 22,807,024,414
Net Asset Value, offering price and redemption price per share ($22,807,024,414 ÷ 2,118,450,713 shares)		$ 10.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 285,756,233
Affiliated issuers		26,350,377
Special dividends		41,534,139
Interest		4,045
Income before foreign taxes withheld		353,644,794
Less foreign taxes withheld		(10,738,069)
Total income		342,906,725

Expenses
Management fee	$ 61,731,333
Transfer agent fees	8,599,525
Accounting fees and expenses	2,084,450
Custodian fees and expenses	759,219
Independent trustees' compensation	199,575
Registration fees	1,231,882
Audit	112,034
Legal	120,292
Miscellaneous	149,962
Total expenses before reductions	74,988,272
Expense reductions	(44,313,623)	30,674,649
Net investment income (loss)		312,232,076
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $32,364)	79,295,644
Affiliated issuers	326,846
Foreign currency transactions	(3,005,129)
Futures contracts	186,239,480
Realized gain distributions from underlying funds:
Unaffiliated issuers	63,301,906
Affiliated issuers	18,852,390
Total net realized gain (loss)		345,011,137
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $585,047)	2,412,787,224
Assets and liabilities in foreign currencies	676,292
Futures contracts	(13,800,229)
Total change in net unrealized appreciation (depreciation)		2,399,663,287
Net gain (loss)		2,744,674,424
Net increase (decrease) in net assets resulting from operations		$ 3,056,906,500

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 312,232,076	$ 230,957,733
Net realized gain (loss)	345,011,137	(74,989,328)
Change in net unrealized appreciation (depreciation)	2,399,663,287	1,072,862,159
Net increase (decrease) in net assets resulting from operations	3,056,906,500	1,228,830,564
Distributions to shareholders from net investment income	(244,887,985)	(228,978,244)
Distributions to shareholders from net realized gain	(112,162,445)	(24,811,882)
Total distributions	(357,050,430)	(253,790,126)
Share transactions Proceeds from sales of shares	8,507,070,037	3,638,635,785
Reinvestment of distributions	356,309,251	253,180,454
Cost of shares redeemed	(2,420,257,813)	(3,355,982,011)
Net increase (decrease) in net assets resulting from share transactions	6,443,121,475	535,834,228
Total increase (decrease) in net assets	9,142,977,545	1,510,874,666

Net Assets
Beginning of period	13,664,046,869	12,153,172,203
End of period (including undistributed net investment income of $57,345,799 and undistributed net investment income of $0, respectively)	$ 22,807,024,414	$ 13,664,046,869
Other Information Shares
Sold	844,091,173	425,850,891
Issued in reinvestment of distributions	33,424,883	28,850,885
Redeemed	(240,094,181)	(399,795,739)
Net increase (decrease)	637,421,875	54,906,037

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 F	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.23	$ 8.52	$ 9.40	$ 7.84	$ 5.16
Income from Investment Operations
Net investment income (loss) B	.18 I	.16	.15	.15	.18
Net realized and unrealized gain (loss)	1.55	.74	(.74)	1.54	2.67
Total from investment operations	1.73	.90	(.59)	1.69	2.85
Distributions from net investment income	(.13)	(.17)	(.13)	(.12)	(.12)
Distributions from net realized gain	(.06)	(.02)	(.16)	(.02)	(.06)
Total distributions	(.19)	(.19)	(.29)	(.13) H	(.17) G
Net asset value, end of period	$ 10.77	$ 9.23	$ 8.52	$ 9.40	$ 7.84
Total Return A	18.78%	10.65%	(6.00)%	21.66%	55.24%
Ratios to Average Net Assets C
Expenses before reductions	.43%	.43%	.39%	.28%	.25%
Expenses net of fee waivers, if any	.17%	.18%	.14%	.03%	.00%
Expenses net of all reductions	.17%	.17%	.14%	.03%	.00%
Net investment income (loss)	1.77% I	1.94%	1.71%	1.72%	2.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,807,024	$ 13,664,047	$ 12,153,172	$ 11,328,792	$ 4,333,999
Portfolio turnover rate D	11%	25%	18% E	15% E	9%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E Portfolio turnover rate excludes securities received or delivered in-kind.

F For the year ended February 29.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.055 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.017 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.54%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,187,685,374
Gross unrealized depreciation	(141,067,669)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,046,617,705

Tax Cost	$ 18,681,835,408

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 57,373,100
Undistributed long-term capital gain	$ 119,485,743
Net unrealized appreciation (depreciation)	$ 4,047,106,951

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 282,275,466	$ 234,392,549
Long-term Capital Gains	74,774,964	19,397,577
Total	$ 357,050,430	$ 253,790,126

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $186,239,480 and a change in net unrealized appreciation (depreciation) of $(13,800,229) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $7,853,979,662 and $1,808,041,222, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $39,768.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $27,147 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $ 44,151,014.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $162,282 for the period.

Annual Report

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $327.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following underlying Funds:

Fidelity International Discovery Fund	14%
Fidelity Japan Fund	38%
Fidelity Japan Smaller Companies Fund	16%
Fidelity Overseas Fund	20%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended indicated and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 14, 2014, to shareholders of record at the opening of business on April 11, 2014, a distribution of $0.057 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.027 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $200,558,262, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 88% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Fund	12/30/2013	$0.0895	$0.0119

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for each period and that the fund had out-performed 77%, 80%, and 76% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Causeway Capital Management LLC

Massachusetts Financial Services Company

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SIT-UANN-0414
1.926369.103

Strategic Advisers® International II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P, and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International II Fund	21.17%	18.35%	1.91%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International II Fund: For the year, Strategic Advisers® International II Fund (the Fund) rose 21.17%, outpacing the 19.42% gain of the MSCI® EAFE® Index. Relative to the benchmark, the Fund's core managers contributed the most. These included Fidelity Advisor® Overseas Fund, Fidelity® Diversified International Fund, sub-adviser Pyramis Global Advisors' Select International strategy and Fidelity® International Discovery Fund. Generally speaking, these managers benefited from underweighting Australia, along with solid stock picks in Japan and Europe. From a sector perspective, most of these managers were helped by good stock selection and/or favorable industry positioning in consumer discretionary and information technology. Fidelity Advisor® Overseas Fund and Fidelity International Discovery Fund also received a boost from stock choices in financials, and Pyramis Select International from picks in industrials and telecommunication services. On the downside, Fidelity International Real Estate Fund detracted, reflecting the fact that real estate was the worst-performing industry in the index. Fidelity International Capital Appreciation Fund also hampered relative performance, due to emerging-markets equities exposure, along with underweightings in European banks, which performed well, and telecom, which was easily the best-performing sector in the MSCI EAFE.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.27%	$ 1,000.00	$ 1,156.00	$ 1.44
HypotheticalA		$ 1,000.00	$ 1,023.46	$ 1.35

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity International Discovery Fund	16.5	15.1
Fidelity Diversified International Fund	15.5	15.8
Fidelity Advisor Overseas Fund Institutional Class	9.9	10.0
Fidelity International Capital Appreciation Fund	9.3	9.1
Fidelity International Value Fund	4.6	4.4
Fidelity International Small Cap Opportunities Fund	1.6	1.4
Fidelity Japan Fund	1.6	2.1
Fidelity Japan Smaller Companies Fund	1.4	1.9
Fidelity International Real Estate Fund	1.3	1.7
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	1.2	1.3
	62.9
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Stocks 29.6%	Stocks 32.0%
Foreign Large Blend Funds 41.9%	Foreign Large Blend Funds 40.9%
Foreign Large Growth Funds 9.4%	Foreign Large Growth Funds 9.3%
Foreign Large Value Funds 4.6%	Foreign Large Value Funds 4.4%
Foreign Small Mid Growth Funds 1.6%	Foreign Small Mid Growth Funds 1.4%
Other 4.2%	Other 5.3%
Sector Funds 1.3%	Sector Funds 1.7%
Short-Term Investments and Net Other Assets (Liabilities) 7.4%	Short-Term Investments and Net Other Assets (Liabilities) 5.0%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 29.3%
	Shares	Value
CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.2%
Aisin Seiki Co. Ltd.	10,400	$ 360,735
Bridgestone Corp.	15,600	564,204
Continental AG	5,900	1,436,154
Pirelli & C. S.p.A.	34,600	601,756
		2,962,849
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	5,584	648,980
Daimler AG (Germany)	10,611	988,922
Fuji Heavy Industries Ltd.	20,600	559,178
Honda Motor Co. Ltd.	70,700	2,544,710
Mazda Motor Corp. (a)	296,000	1,429,684
Renault SA	11,990	1,195,061
Suzuki Motor Corp.	27,200	731,812
Toyota Motor Corp.	103,700	5,968,258
		14,066,605
Hotels, Restaurants & Leisure - 0.4%
InterContinental Hotel Group PLC	19,500	634,217
MGM China Holdings Ltd.	112,400	479,404
Sands China Ltd.	192,400	1,609,005
Sodexo SA	7,800	832,238
Whitbread PLC	10,151	762,716
Wynn Macau Ltd.	115,200	555,177
		4,872,757
Household Durables - 0.1%
Iida Group Holdings Co. Ltd. (a)	31,400	474,533
Taylor Wimpey PLC	535,400	1,120,693
		1,595,226
Internet & Catalog Retail - 0.1%
Rakuten, Inc.	83,400	1,195,643
Leisure Equipment & Products - 0.1%
Sega Sammy Holdings, Inc.	37,000	864,557
Media - 0.7%
Altice S.A.	17,500	760,890
Dentsu, Inc.	15,700	592,075
Fuji Media Holdings, Inc.	43,200	781,904
ITV PLC	544,500	1,840,909
Publicis Groupe SA	7,400	702,738
Reed Elsevier NV	28,044	613,739
Reed Elsevier PLC	49,900	764,992
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
RTL Group SA	8,200	$ 1,057,597
Sky Deutschland AG (a)	96,000	1,005,742
WPP PLC	46,309	1,014,311
		9,134,897
Multiline Retail - 0.1%
Don Quijote Holdings Co. Ltd.	8,600	466,464
Lifestyle International Holdings Ltd.	437,000	861,550
		1,328,014
Specialty Retail - 0.4%
H&M Hennes & Mauritz AB (B Shares)	53,925	2,432,308
Inditex SA	8,007	1,152,730
Kingfisher PLC	245,500	1,619,742
Nitori Holdings Co. Ltd.	9,700	438,440
		5,643,220
Textiles, Apparel & Luxury Goods - 0.4%
adidas AG	9,300	1,083,425
Burberry Group PLC	24,900	642,540
Compagnie Financiere Richemont SA Series A	15,722	1,565,943
Kering SA	6,980	1,431,686
LVMH Moet Hennessy - Louis Vuitton SA	4,464	830,900
Yue Yuen Industrial (Holdings) Ltd.	138,000	422,328
		5,976,822
TOTAL CONSUMER DISCRETIONARY		47,640,590
CONSUMER STAPLES - 3.1%
Beverages - 0.6%
Anheuser-Busch InBev SA NV	51,408	5,376,971
Diageo PLC	28,774	903,561
SABMiller PLC	29,400	1,441,014
		7,721,546
Food & Staples Retailing - 0.5%
Carrefour SA	38,890	1,434,326
Seven & i Holdings Co., Ltd.	56,800	2,135,742
Tesco PLC	127,400	701,544
Wesfarmers Ltd.	75,329	2,887,092
		7,158,704
Food Products - 0.9%
Ajinomoto Co., Inc.	27,000	419,172
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Dairy Crest Group PLC	53,219	$ 473,662
Nestle SA	97,134	7,338,005
Unilever NV (Certificaten Van Aandelen) (Bearer)	65,900	2,606,004
Unilever PLC	30,000	1,227,001
		12,063,844
Household Products - 0.5%
Henkel AG & Co. KGaA	7,916	800,800
Reckitt Benckiser Group PLC	50,500	4,155,513
Svenska Cellulosa AB (SCA) (B Shares)	45,100	1,369,534
		6,325,847
Tobacco - 0.6%
British American Tobacco PLC (United Kingdom)	44,821	2,443,256
Imperial Tobacco Group PLC	68,235	2,784,587
Japan Tobacco, Inc.	77,800	2,477,910
		7,705,753
TOTAL CONSUMER STAPLES		40,975,694
ENERGY - 1.8%
Energy Equipment & Services - 0.2%
John Wood Group PLC	47,700	609,454
Subsea 7 SA	23,600	450,217
Technip SA	8,800	864,719
		1,924,390
Oil, Gas & Consumable Fuels - 1.6%
BG Group PLC	264,721	4,825,196
INPEX Corp.	51,200	650,583
JX Holdings, Inc.	79,800	414,441
Oil Search Ltd. ADR	110,822	855,416
Repsol YPF SA	30,261	760,409
Royal Dutch Shell PLC:
Class A (United Kingdom)	160,794	5,853,719
Class B (United Kingdom)	30,195	1,174,661
Total SA	110,119	7,144,422
		21,678,847
TOTAL ENERGY		23,603,237
Common Stocks - continued
	Shares	Value
FINANCIALS - 7.7%
Capital Markets - 0.8%
Credit Suisse Group AG	56,159	$ 1,763,304
Macquarie Group Ltd.	24,631	1,236,785
Nomura Holdings, Inc.	249,600	1,693,158
UBS AG	276,007	5,904,612
		10,597,859
Commercial Banks - 4.3%
Australia & New Zealand Banking Group Ltd.	176,206	5,053,611
Banco Bilbao Vizcaya Argentaria SA	52,051	643,065
Bank of Ireland (a)	2,111,700	1,102,419
Banque Cantonale Vaudoise (Bearer)	940	553,633
Barclays PLC	763,360	3,215,704
BNP Paribas SA	41,660	3,419,146
Commerzbank AG (a)	122,090	2,214,364
Commonwealth Bank of Australia	30,448	2,028,533
Criteria CaixaCorp SA	346,253	2,184,154
Dah Sing Financial Holdings Ltd.	93,600	469,173
DBS Group Holdings Ltd.	46,000	599,471
DNB ASA	37,200	674,955
Erste Group Bank AG	32,800	1,163,990
HSBC Holdings PLC (United Kingdom)	231,129	2,439,338
Intesa Sanpaolo SpA	489,858	1,518,635
KBC Groupe SA	53,142	3,372,720
Lloyds Banking Group PLC (a)	1,949,500	2,692,265
Mitsubishi UFJ Financial Group, Inc.	457,700	2,652,213
National Australia Bank Ltd.	34,741	1,076,979
Nordea Bank AB	160,000	2,292,078
Seven Bank Ltd.	115,800	423,284
Societe Generale Series A	38,629	2,579,336
Standard Chartered PLC (United Kingdom)	121,330	2,570,140
Sumitomo Mitsui Financial Group, Inc.	71,700	3,219,190
Sumitomo Mitsui Trust Holdings, Inc.	211,000	989,838
Svenska Handelsbanken AB (A Shares)	20,700	1,081,547
Swedbank AB (A Shares)	45,700	1,290,105
UniCredit SpA	184,900	1,471,329
United Overseas Bank Ltd.	102,860	1,673,965
Westpac Banking Corp.	33,776	1,013,685
Wing Hang Bank Ltd.	65,129	889,586
		56,568,451
Diversified Financial Services - 0.4%
ING Groep NV (Certificaten Van Aandelen) (a)	156,000	2,265,442
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
London Stock Exchange Group PLC	21,600	$ 733,172
Mitsubishi UFJ Lease & Finance Co. Ltd.	99,100	505,384
ORIX Corp.	165,100	2,433,428
		5,937,426
Insurance - 1.4%
AEGON NV	259,704	2,341,120
AIA Group Ltd.	364,600	1,782,937
Allianz SE	6,084	1,084,993
Aviva PLC	193,200	1,536,045
AXA SA	110,150	2,879,638
Legal & General Group PLC	113,021	454,979
Prudential PLC	123,720	2,801,359
Resolution Ltd.	114,200	722,481
Sampo Oyj (A Shares)	27,500	1,393,447
Sony Financial Holdings, Inc.	30,100	486,978
Suncorp-Metway Ltd.	161,816	1,752,974
Tokio Marine Holdings, Inc.	35,900	1,066,535
		18,303,486
Real Estate Investment Trusts - 0.3%
British Land Co. PLC	55,158	643,783
Mirvac Group unit	237,081	373,402
Unibail-Rodamco	4,800	1,264,796
Westfield Group unit	131,531	1,205,407
		3,487,388
Real Estate Management & Development - 0.5%
AEON Mall Co. Ltd.	19,150	529,697
Global Logistic Properties Ltd.	224,000	500,075
Hongkong Land Holdings Ltd.	83,000	520,410
Hysan Development Co. Ltd.	93,000	388,271
Mitsui Fudosan Co. Ltd.	65,000	1,943,033
Sumitomo Realty & Development Co. Ltd.	17,000	686,878
Sun Hung Kai Properties Ltd.	83,000	1,062,025
Swire Pacific Ltd. (A Shares)	33,500	376,201
		6,006,590
TOTAL FINANCIALS		100,901,200
Common Stocks - continued
	Shares	Value
HEALTH CARE - 3.4%
Biotechnology - 0.2%
CSL Ltd.	32,519	$ 2,095,123
Grifols SA ADR	29,792	1,253,647
		3,348,770
Health Care Equipment & Supplies - 0.1%
Ansell Ltd.	36,910	597,800
Olympus Corp. (a)	17,700	614,984
		1,212,784
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	11,090	1,723,628
Miraca Holdings, Inc.	8,800	401,218
		2,124,846
Pharmaceuticals - 2.9%
Astellas Pharma, Inc.	27,200	1,768,021
AstraZeneca PLC (United Kingdom)	32,891	2,235,838
Bayer AG	41,470	5,890,103
GlaxoSmithKline PLC	33,500	938,322
Hikma Pharmaceuticals PLC	30,901	742,027
Mitsubishi Tanabe Pharma Corp.	32,000	471,023
Novartis AG	29,237	2,433,399
Novo Nordisk A/S Series B	82,965	3,948,223
Roche Holding AG (participation certificate)	26,292	8,095,310
Rohto Pharmaceutical Co. Ltd.	25,000	420,802
Sanofi SA	52,507	5,461,248
Santen Pharmaceutical Co. Ltd.	5,500	256,977
Shire PLC	61,300	3,390,819
Teva Pharmaceutical Industries Ltd. sponsored ADR	15,400	768,306
UCB SA	17,900	1,436,734
		38,257,152
TOTAL HEALTH CARE		44,943,552
INDUSTRIALS - 3.8%
Aerospace & Defense - 0.7%
Airbus Group NV	32,400	2,387,693
BAE Systems PLC	103,000	708,715
Finmeccanica SpA (a)	219,900	2,162,637
Meggitt PLC	60,000	506,384
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Rolls-Royce Group PLC	67,700	$ 1,132,537
Safran SA	35,850	2,524,166
		9,422,132
Airlines - 0.2%
Cathay Pacific Airways Ltd.	105,000	213,774
China Southern Airlines Ltd. (H Shares)	1,114,000	387,576
International Consolidated Airlines Group SA (a)	126,500	924,025
International Consolidated Airlines Group SA CDI (a)	57,300	419,309
Japan Airlines Co. Ltd.	13,700	681,163
		2,625,847
Building Products - 0.2%
ASSA ABLOY AB (B Shares)	29,000	1,476,765
Compagnie de St. Gobain	11,160	670,080
Daikin Industries Ltd.	17,200	991,010
		3,137,855
Commercial Services & Supplies - 0.1%
Babcock International Group PLC	29,900	736,516
Rentokil Initial PLC	230,700	514,190
		1,250,706
Construction & Engineering - 0.1%
Chiyoda Corp.	27,000	410,974
VINCI SA	15,400	1,150,621
		1,561,595
Electrical Equipment - 0.5%
Legrand SA	24,100	1,494,607
Mitsubishi Electric Corp.	154,000	1,832,791
Nidec Corp.	8,100	996,042
OSRAM Licht AG (a)	19,898	1,352,799
Sumitomo Electric Industries Ltd.	38,500	590,974
		6,267,213
Industrial Conglomerates - 0.4%
Keppel Corp. Ltd.	79,000	652,491
Koninklijke Philips Electronics NV	68,117	2,378,925
SembCorp Industries Ltd.	114,000	486,522
Siemens AG	16,916	2,255,367
		5,773,305
Machinery - 0.5%
Andritz AG	16,000	1,005,631
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
GEA Group AG	23,513	$ 1,140,468
JTEKT Corp.	45,100	754,864
Kawasaki Heavy Industries Ltd.	295,000	1,210,774
Komatsu Ltd.	34,000	718,919
NSK Ltd.	25,000	274,989
Scania AB (B Shares)	30,000	921,760
Sumitomo Heavy Industries Ltd.	85,000	393,143
		6,420,548
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	144	1,760,547
Orient Overseas International Ltd.	63,500	312,159
		2,072,706
Professional Services - 0.3%
Adecco SA (Reg.)	15,355	1,325,995
Capita Group PLC	31,900	608,967
Experian PLC	51,300	928,627
SEEK Ltd.	37,925	579,043
SGS SA (Reg.)	370	916,691
		4,359,323
Road & Rail - 0.2%
ComfortDelgro Corp. Ltd.	293,000	446,093
East Japan Railway Co.	22,600	1,767,362
West Japan Railway Co.	11,900	489,182
		2,702,637
Trading Companies & Distributors - 0.3%
Bunzl PLC	17,100	450,425
Itochu Corp.	85,000	1,059,262
Mitsubishi Corp.	42,800	821,479
Noble Group Ltd.	475,000	385,950
Rexel SA	25,040	632,325
Wolseley PLC	14,925	868,745
		4,218,186
Transportation Infrastructure - 0.1%
Sydney Airport unit	155,065	561,791
TOTAL INDUSTRIALS		50,373,844
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.1%
Nokia Corp. (a)	81,000	$ 616,547
Computers & Peripherals - 0.0%
Seiko Epson Corp.	8,700	261,590
Electronic Equipment & Components - 0.6%
Hitachi Ltd.	310,000	2,454,890
Hoya Corp.	33,900	1,004,642
Keyence Corp.	2,200	944,031
Murata Manufacturing Co. Ltd.	11,700	1,114,127
Omron Corp.	38,600	1,621,450
Taiyo Yuden Co. Ltd.	18,100	224,414
TDK Corp.	15,900	688,828
		8,052,382
Internet Software & Services - 0.0%
Kakaku.com, Inc.	29,500	490,749
IT Services - 0.4%
Amadeus IT Holding SA Class A	60,600	2,665,386
Atos Origin SA	7,568	735,928
Fujitsu Ltd. (a)	95,000	594,019
Nomura Research Institute Ltd.	16,600	543,166
		4,538,499
Office Electronics - 0.1%
Konica Minolta, Inc.	46,000	469,312
Ricoh Co. Ltd.	61,000	768,381
		1,237,693
Software - 0.1%
Nintendo Co. Ltd.	1,500	185,399
SAP AG	18,132	1,458,395
		1,643,794
TOTAL INFORMATION TECHNOLOGY		16,841,254
MATERIALS - 2.1%
Chemicals - 0.8%
Air Liquide SA	6,400	881,272
Arkema SA	14,600	1,588,008
Asahi Kasei Corp.	164,000	1,168,766
BASF AG	9,580	1,103,086
Johnson Matthey PLC	7,239	395,422
JSR Corp.	30,800	527,507
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Lanxess AG	13,033	$ 967,473
Mitsubishi Gas Chemical Co., Inc.	47,000	299,725
Royal DSM NV	18,000	1,150,218
Shin-Etsu Chemical Co., Ltd.	15,300	868,992
Syngenta AG (Switzerland)	4,851	1,765,962
		10,716,431
Construction Materials - 0.3%
CRH PLC	16,500	486,629
HeidelbergCement Finance AG	23,090	1,903,344
James Hardie Industries PLC CDI	113,996	1,475,003
Lafarge SA (Bearer)	4,400	330,814
		4,195,790
Metals & Mining - 0.9%
Fresnillo PLC	20,800	331,414
Glencore Xstrata PLC	131,757	726,326
Hitachi Metals Ltd.	25,000	373,145
JFE Holdings, Inc.	41,600	849,084
Randgold Resources Ltd.	9,100	720,728
Rio Tinto Ltd.	62,027	3,699,580
Rio Tinto PLC	95,500	5,476,034
		12,176,311
Paper & Forest Products - 0.1%
China Forestry Holdings Co. Ltd. (a)	860,000	1
Mondi PLC	30,300	556,098
Stora Enso Oyj (R Shares)	38,100	434,126
		990,225
TOTAL MATERIALS		28,078,757
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.0%
Bezeq The Israeli Telecommunication Corp. Ltd.	225,800	366,166
BT Group PLC	331,700	2,281,376
HKT Trust/HKT Ltd. unit	1,186,000	1,259,272
Koninklijke KPN NV (a)	533,996	1,903,182
PCCW Ltd.	610,000	290,044
Singapore Telecommunications Ltd.	336,000	954,207
Swisscom AG	2,530	1,498,727
TDC A/S	204,300	2,029,207
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica SA	50,136	$ 766,595
Telenor ASA	55,900	1,234,978
Telstra Corp. Ltd.	263,506	1,187,455
		13,771,209
Wireless Telecommunication Services - 0.7%
KDDI Corp.	36,200	2,213,834
Millicom International Cellular SA (depository receipt)	3,000	312,790
SoftBank Corp.	31,200	2,364,440
Vodafone Group PLC	921,331	3,839,153
		8,730,217
TOTAL TELECOMMUNICATION SERVICES		22,501,426
UTILITIES - 0.8%
Electric Utilities - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	40,000	260,806
CLP Holdings Ltd.	71,000	553,962
Enel SpA	319,832	1,642,246
Energias de Portugal SA	132,115	572,605
Fortum Corp.	20,700	490,299
Iberdrola SA	233,613	1,553,271
Kansai Electric Power Co., Inc. (a)	26,800	299,583
Scottish & Southern Energy PLC	13,500	317,168
Tohoku Electric Power Co., Inc. (a)	32,900	385,994
		6,075,934
Independent Power Producers & Energy Traders - 0.0%
Drax Group PLC	49,400	666,746
Multi-Utilities - 0.3%
GDF Suez	70,500	1,809,014
RWE AG	20,500	821,013
Suez Environnement SA	43,400	867,425
		3,497,452
TOTAL UTILITIES		10,240,132
TOTAL COMMON STOCKS (Cost $336,957,215)		386,099,686
Nonconvertible Preferred Stocks - 0.3%
	Shares	Value
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	15,325	$ 3,997,935
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,056,594)		3,997,935
Equity Funds - 63.0%

Foreign Large Blend Funds - 41.9%
Fidelity Advisor Overseas Fund Institutional Class (c)	5,681,074	130,607,894
Fidelity Diversified International Fund (c)	5,491,158	204,325,988
Fidelity International Discovery Fund (c)	5,364,322	217,523,239
TOTAL FOREIGN LARGE BLEND FUNDS		552,457,121
Foreign Large Growth Funds - 9.4%
Fidelity Canada Fund (c)	29,859	1,751,815
Fidelity International Capital Appreciation Fund (c)	7,241,584	122,817,258
TOTAL FOREIGN LARGE GROWTH FUNDS		124,569,073
Foreign Large Value Funds - 4.6%
Fidelity International Value Fund (c)	6,649,735	60,512,592
Foreign Small Mid Growth Funds - 1.6%
Fidelity International Small Cap Opportunities Fund (c)	1,471,653	21,368,396
Sector Funds - 1.3%
Fidelity International Real Estate Fund (c)	1,681,809	17,238,540
Other - 4.2%
Fidelity Advisor Global Capital Appreciation Fund Institutional Class (c)	996,454	15,365,321
Fidelity Japan Fund (c)	1,808,270	21,048,268
Fidelity Japan Smaller Companies Fund (c)	1,452,497	18,388,613
TOTAL OTHER		54,802,202
TOTAL EQUITY FUNDS (Cost $730,641,668)		830,947,924
Money Market Funds - 6.9%
	Shares	Value
SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $91,536,285)	91,536,285	$ 91,536,285
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $1,162,191,762)		1,312,581,830
NET OTHER ASSETS (LIABILITIES) - 0.5%		7,192,300
NET ASSETS - 100%		$ 1,319,774,130
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
90 CME Nikkei 225 Index Contracts (Japan)	March 2014	$ 6,718,500	$ (302,604)
790 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	76,207,350	3,733,948
TOTAL EQUITY INDEX CONTRACTS		$ 82,925,850	$ 3,431,344

The face value of futures purchased as a percentage of net assets is 6.3%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	$ 11,079,682	$ 1,067,892	$ 228,156	$ 63,397	$ 15,365,321
Fidelity Advisor Overseas Fund Institutional Class	90,532,906	19,355,332	2,526,830	1,178,115	130,607,894
Fidelity Canada Fund	1,715,002	16,546	126,237	7,074	1,751,815
Fidelity Diversified International Fund	133,724,593	41,237,433	2,076,935	1,489,883	204,325,988
Fidelity International Capital Appreciation Fund	78,743,722	29,754,119	1,188,256	733,175	122,817,258
Fidelity International Discovery Fund	122,054,818	70,461,488	2,104,219	1,970,315	217,523,239
Fidelity International Real Estate Fund	14,531,051	2,487,731	466,373	302,564	17,238,540
Fidelity International Small Cap Opportunities Fund	11,407,100	6,981,628	255,440	96,761	21,368,396
Fidelity International Value Fund	32,021,537	21,196,722	-	1,091,724	60,512,592
Fidelity Japan Fund	12,872,434	9,626,012	3,576,122	189,306	21,048,268
Fidelity Japan Smaller Companies Fund	12,881,417	1,995,464	281,570	24,272	18,388,613
Total	$ 521,564,262	$ 204,180,367	$ 12,830,138	$ 7,146,586	$ 830,947,924
Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,638,525	$ 38,000,648	$ 13,637,877	$ -
Consumer Staples	40,975,694	15,346,528	25,629,166	-
Energy	23,603,237	8,365,411	15,237,826	-
Financials	100,901,200	59,360,026	41,541,174	-
Health Care	44,943,552	16,057,388	28,886,164	-
Industrials	50,373,844	33,427,787	16,946,057	-
Information Technology	16,841,254	9,381,069	7,460,185	-
Materials	28,078,757	16,742,561	11,336,195	1
Telecommunication Services	22,501,426	9,132,846	13,368,580	-
Utilities	10,240,132	9,940,549	299,583	-
Equity Funds	830,947,924	830,947,924	-	-
Money Market Funds	91,536,285	91,536,285	-	-
Total Investments in Securities:	$ 1,312,581,830	$ 1,138,239,022	$ 174,342,807	$ 1
Derivative Instruments:
Assets
Futures Contracts	$ 3,733,948	$ 3,733,948	$ -	$ -
Liabilities
Futures Contracts	$ (302,604)	$ (302,604)	$ -	$ -
Total Derivative Instruments:	$ 3,431,344	$ 3,431,344	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 31,733,218
Level 2 to Level 1	$ 1,348,153
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 3,733,948	$ (302,604)
Total Value of Derivatives	$ 3,733,948	$ (302,604)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $431,550,094)	$ 481,633,906
Affiliated issuers (cost $730,641,668)	830,947,924
Total Investments (cost $1,162,191,762)		$ 1,312,581,830
Segregated cash with brokers for derivative instruments		4,675,800
Foreign currency held at value (cost $403)		370
Receivable for investments sold		5,981,973
Receivable for fund shares sold		1,947,310
Dividends receivable		1,852,754
Receivable for daily variation margin for derivative instruments		142,200
Prepaid expenses		549
Other receivables		1,597
Total assets		1,327,184,383

Liabilities
Payable for investments purchased	$ 6,653,789
Payable for fund shares redeemed	427,736
Accrued management fee	139,318
Other affiliated payables	96,160
Other payables and accrued expenses	93,250
Total liabilities		7,410,253

Net Assets		$ 1,319,774,130
Net Assets consist of:
Paid in capital		$ 1,193,975,006
Undistributed net investment income		2,813,014
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,871,262)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		153,857,372
Net Assets, for 140,346,486 shares outstanding		$ 1,319,774,130
Net Asset Value, offering price and redemption price per share ($1,319,774,130 ÷ 140,346,486 shares)		$ 9.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 9,764,521
Affiliated issuers		7,146,586
Special dividends		3,133,185
Interest		226
Income before foreign taxes withheld		20,044,518
Less foreign taxes withheld		(677,389)
Total income		19,367,129

Expenses
Management fee	$ 4,079,262
Transfer agent fees	534,384
Accounting fees and expenses	481,700
Custodian fees and expenses	116,226
Independent trustees' compensation	11,801
Registration fees	85,599
Audit	56,457
Legal	7,250
Miscellaneous	8,316
Total expenses before reductions	5,380,995
Expense reductions	(2,690,309)	2,690,686
Net investment income (loss)		16,676,443
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,197,992
Affiliated issuers	2,670,967
Foreign currency transactions	(117,632)
Futures contracts	3,833,779
Realized gain distributions from underlying funds:
Affiliated issuers	4,053,228
Total net realized gain (loss)		28,638,334
Change in net unrealized appreciation (depreciation) on: Investment securities	149,440,495
Assets and liabilities in foreign currencies	51,516
Futures contracts	3,239,295
Total change in net unrealized appreciation (depreciation)		152,731,306
Net gain (loss)		181,369,640
Net increase (decrease) in net assets resulting from operations		$ 198,046,083

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,676,443	$ 14,617,638
Net realized gain (loss)	28,638,334	11,922,958
Change in net unrealized appreciation (depreciation)	152,731,306	53,329,557
Net increase (decrease) in net assets resulting from operations	198,046,083	79,870,153
Distributions to shareholders from net investment income	(13,320,991)	(14,567,901)
Distributions to shareholders from net realized gain	(4,979,810)	(2,136,744)
Total distributions	(18,300,801)	(16,704,645)
Share transactions Proceeds from sales of shares	448,101,135	126,825,361
Reinvestment of distributions	18,258,773	16,639,702
Cost of shares redeemed	(147,542,399)	(243,193,343)
Net increase (decrease) in net assets resulting from share transactions	318,817,509	(99,728,280)
Total increase (decrease) in net assets	498,562,791	(36,562,772)

Net Assets
Beginning of period	821,211,339	857,774,111
End of period (including undistributed net investment income of $2,813,014 and undistributed net investment income of $0, respectively)	$ 1,319,774,130	$ 821,211,339
Other Information Shares
Sold	51,065,572	17,607,016
Issued in reinvestment of distributions	1,963,309	2,194,542
Redeemed	(16,909,515)	(33,663,177)
Net increase (decrease)	36,119,366	(13,861,619)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 E	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 7.88	$ 7.26	$ 8.12	$ 6.79	$ 4.44
Income from Investment Operations
Net investment income (loss) B	.14 H	.14	.12	.10	.12
Net realized and unrealized gain (loss)	1.53	.64	(.86)	1.37	2.36
Total from investment operations	1.67	.78	(.74)	1.47	2.48
Distributions from net investment income	(.11)	(.14)	(.12)	(.11)	(.11)
Distributions from net realized gain	(.04)	(.02)	- F	(.04)	(.02)
Total distributions	(.15)	(.16)	(.12)	(.14) G	(.13)
Net asset value, end of period	$ 9.40	$ 7.88	$ 7.26	$ 8.12	$ 6.79
Total Return A	21.17%	10.89%	(8.91)%	21.75%	55.82%
Ratios to Average Net Assets C
Expenses before reductions	.52%	.55%	.51%	.33%	.25%
Expenses net of fee waivers, if any	.27%	.30%	.26%	.08%	.00%
Expenses net of all reductions	.26%	.27%	.25%	.08%	.00%
Net investment income (loss)	1.61% H	1.87%	1.66%	1.38%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,319,774	$ 821,211	$ 857,774	$ 920,440	$ 757,540
Portfolio turnover rate D	27%	29%	38%	48%	13%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.035 per share.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 167,548,345
Gross unrealized depreciation	(30,793,199)
Net unrealized appreciation (depreciation) on securities and other investments	$ 136,755,146
Tax Cost	$ 1,175,826,684

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,814,611
Capital loss carryforward	$ (13,804,995)
Net unrealized appreciation (depreciation)	$ 136,791,106

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (13,804,995)

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 18,300,801	$ 16,704,645

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $3,833,779 and a change in net unrealized appreciation (depreciation) of $3,239,295 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $512,592,864 and $266,286,017, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .39% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. Pyramis Global Advisors, LLC (Pyramis), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $28,686.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $681 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $2,592,122.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $98,187 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Global Capital Appreciation Fund	14%
Fidelity Advisor Overseas Fund	17%
Fidelity International Capital Appreciation Fund	12%
Fidelity International Value Fund	30%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The fund designates 2% of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 88% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International II Fund	12/30/13	$0.0867	$0.0101

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers International II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period, the second quartile for the three-year period, and the third quartile for the five-year period and that the fund had out-performed 84% and 60% and under-performed 61% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods shown and lower than its benchmark for the five-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers International II Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.
Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SIL-UANN-0414
1.926363.103

Strategic Advisers® International Multi-Manager Fund

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Strategic Advisers® International Multi-Manager Fund	19.74%	17.22%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund, a class of the fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Multi-Manager Fund: For the year, Strategic Advisers® International Multi-Manager Fund (a class of the Fund) rose 19.74%, outpacing the 19.42% gain of the MSCI® EAFE® Index. Relative to the benchmark, Causeway Capital Management and MFS' International Value strategy were the top relative contributors. Causeway benefited from adroit stock picking in financials and industrials, along with an underweighting in the lagging Australian market. MFS was helped by strong security selection in financials, as well as favorable positioning in materials and an overweighting in telecom. I modestly increased the Fund's allocation to both of these managers during the period. Pyramis Global Advisors' Select International strategy also modestly contributed to performance, led by solid stock choices in industrials, telecom and technology. On the downside, MFS' International Research Equity strategy was the primary detractor. It was hurt by weak stock picks in energy, financials and industrials, and by an allocation to emerging-markets (EM) equities. William Blair & Company also dampened the Fund's relative return, hampered by adverse security selection in telecom, energy and industrials, along with several poor-performing EM stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for International Multi-Manager and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
International Multi-Manager	1.18%
Actual		$ 1,000.00	$ 1,141.30	$ 6.26 C
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 D
Class F	1.09%
Actual		$ 1,000.00	$ 1,142.30	$ 5.79 C
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 D
Class L	1.18%
Actual		$ 1,000.00	$ 1,045.70	$ 3.60 C
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 D
Class N	1.43%
Actual		$ 1,000.00	$ 1,044.50	$ 4.37 C
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.15 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for International Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG	1.8	1.5
KDDI Corp.	1.8	1.8
Bayer AG	1.7	1.6
Roche Holding AG (participation certificate)	1.7	2.0
Royal Dutch Shell PLC Class A (United Kingdom)	1.6	1.7
Nestle SA	1.5	1.4
Sumitomo Mitsui Financial Group, Inc.	1.3	1.3
BNP Paribas SA	1.2	1.2
UBS AG	1.2	1.1
Reckitt Benckiser Group PLC	1.1	1.0
	14.9
Top Five Market Sectors as of February 28, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	22.4
Industrials	12.4	12.5
Consumer Discretionary	11.6	11.9
Consumer Staples	10.4	11.2
Health Care	10.0	9.9
Geographic Diversification (% of fund's net assets)
As of February 28, 2014
United Kingdom 18.6%
Japan 17.8%
France 9.9%
Switzerland 9.8%
Germany 8.0%
United States of America* 8.0%
Netherlands 4.5%
Australia 2.7%
Spain 2.4%
Other 18.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of August 31, 2013
United Kingdom 21.5%
Japan 20.3%
France 9.8%
Switzerland 9.5%
Germany 8.3%
United States of America* 4.1%
Netherlands 4.1%
Australia 2.8%
Sweden 2.4%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Stocks 92.7%	Stocks 95.8%
Other 0.1%	Other 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 7.2%	Short-Term Investments and Net Other Assets (Liabilities) 4.1%

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.2%
Autoliv, Inc.	1,280	$ 123,315
Continental AG	763	185,726
DENSO Corp.	6,500	348,733
Halla Visteon Climate Control Corp.	390	14,536
Minth Group Ltd.	8,000	16,019
Pirelli & C. S.p.A.	1,600	27,827
TS tech Co. Ltd.	600	19,574
Valeo SA	668	93,541
		829,271
Automobiles - 2.5%
Bayerische Motoren Werke AG (BMW)	1,576	183,165
Daimler AG (Germany)	4,106	382,670
Fuji Heavy Industries Ltd.	4,800	130,294
Honda Motor Co. Ltd.	8,400	302,342
Kia Motors Corp.	1,690	87,791
Mazda Motor Corp. (a)	9,000	43,470
Peugeot Citroen SA (a)	4,988	88,471
Renault SA	300	29,901
Suzuki Motor Corp.	1,100	29,595
Tata Motors Ltd. sponsored ADR	1,579	55,076
Toyota Motor Corp.	7,900	454,670
		1,787,445
Diversified Consumer Services - 0.1%
Kroton Educacional SA	2,000	37,275
Hotels, Restaurants & Leisure - 2.0%
Arcos Dorados Holdings, Inc. Class A	560	4,922
Carnival PLC	3,551	146,030
Compass Group PLC	36,004	569,444
InterContinental Hotel Group PLC	1,691	54,998
MGM China Holdings Ltd.	10,400	44,358
Paddy Power PLC (Ireland)	819	68,551
Sands China Ltd.	24,400	204,053
Sodexo SA	400	42,679
Whitbread PLC	3,721	279,585
		1,414,620
Household Durables - 0.2%
Berkeley Group Holdings PLC	1,021	46,863
Haier Electronics Group Co. Ltd.	4,000	11,829
Iida Group Holdings Co. Ltd. (a)	1,200	18,135
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Taylor Wimpey PLC	22,300	$ 46,678
Techtronic Industries Co. Ltd.	15,000	39,817
		163,322
Internet & Catalog Retail - 0.2%
ASOS PLC (a)	143	16,666
LG Home Shopping, Inc.	53	12,877
Rakuten, Inc.	3,900	55,911
Start Today Co. Ltd.	900	22,179
Vipshop Holdings Ltd. ADR (a)	135	17,728
		125,361
Leisure Equipment & Products - 0.5%
Nikon Corp.	12,800	234,976
Sankyo Co. Ltd. (Gunma)	800	33,173
Sega Sammy Holdings, Inc.	2,100	49,069
Yamaha Corp.	2,200	30,207
		347,425
Media - 2.6%
Altice S.A.	800	34,784
Daily Mail & General Trust PLC Class A	2,263	39,866
Dentsu, Inc.	500	18,856
Fuji Media Holdings, Inc.	7,200	130,317
ITV PLC	68,721	232,340
Naspers Ltd. Class N	372	44,868
Nippon Television Network Corp.	10,500	174,673
Pearson PLC	3,380	57,240
ProSiebenSat.1 Media AG	1,466	69,913
Publicis Groupe SA	2,455	233,138
realestate.com.au Ltd.	438	19,382
Reed Elsevier NV	26,330	576,228
Reed Elsevier PLC	2,400	36,793
RTL Group SA	400	51,590
Sky Deutschland AG (a)	3,600	37,715
UBM PLC	3,494	41,980
WPP PLC	2,577	56,444
		1,856,127
Multiline Retail - 0.2%
Don Quijote Holdings Co. Ltd.	400	21,696
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Lifestyle International Holdings Ltd.	8,000	$ 15,772
Next PLC	707	79,736
		117,204
Specialty Retail - 1.0%
Chow Tai Fook Jewellery Group Ltd.	9,600	16,799
Dunelm Group PLC	772	12,850
Esprit Holdings Ltd.	42,750	80,316
Galiform PLC	4,110	26,126
H&M Hennes & Mauritz AB (B Shares)	3,734	168,424
Inditex SA	1,171	168,583
Kingfisher PLC	7,400	48,823
Nitori Holdings Co. Ltd.	400	18,080
United Arrows Ltd.	100	3,306
USS Co. Ltd.	7,600	102,384
World Duty Free SpA (a)	1,353	19,889
		665,580
Textiles, Apparel & Luxury Goods - 0.9%
adidas AG	550	64,074
Burberry Group PLC	1,200	30,966
Compagnie Financiere Richemont SA Series A	905	90,140
ECLAT Textile Co. Ltd.	1,060	13,496
Gildan Activewear, Inc.	300	15,381
Hermes International SCA	63	20,305
Kering SA	200	41,023
Li & Fung Ltd.	108,000	141,392
LVMH Moet Hennessy - Louis Vuitton SA	990	184,272
Pandora A/S	501	33,953
Yue Yuen Industrial (Holdings) Ltd.	7,500	22,953
		657,955
TOTAL CONSUMER DISCRETIONARY		8,001,585
CONSUMER STAPLES - 9.8%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	1,979	206,992
Diageo PLC	1,372	43,084
Heineken NV (Bearer)	5,173	349,803
ITO EN Ltd.	1,400	31,406
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Pernod Ricard SA	3,124	$ 367,775
SABMiller PLC	1,400	68,620
		1,067,680
Food & Staples Retailing - 1.0%
Carrefour SA	1,608	59,306
Colruyt NV	101	5,608
Lawson, Inc.	2,800	194,242
Seven & i Holdings Co., Ltd.	2,000	75,202
Sundrug Co. Ltd.	2,100	84,499
Tesco PLC	29,070	160,078
Tsuruha Holdings, Inc.	200	18,591
Wesfarmers Ltd.	2,556	97,962
Wumart Stores, Inc. (H Shares)	10,000	11,842
		707,330
Food Products - 3.1%
Ajinomoto Co., Inc.	1,000	15,525
Danone SA	9,682	682,733
M. Dias Branco SA	1,600	55,887
Nestle SA	14,123	1,066,925
Toyo Suisan Kaisha Ltd.	1,000	33,605
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,274	248,104
Unilever PLC	1,400	57,260
		2,160,039
Household Products - 1.2%
Henkel AG & Co. KGaA	380	38,442
Reckitt Benckiser Group PLC	9,221	758,772
Svenska Cellulosa AB (SCA) (B Shares)	2,200	66,807
		864,021
Personal Products - 0.9%
Kao Corp.	12,600	433,870
Kobayashi Pharmaceutical Co. Ltd.	2,300	130,176
Kose Corp.	1,900	61,983
		626,029
Tobacco - 2.1%
British American Tobacco PLC (United Kingdom)	12,685	691,477
Imperial Tobacco Group PLC	2,288	93,370
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Japan Tobacco, Inc.	16,400	$ 522,336
KT&G Corp.	2,367	173,564
		1,480,747
TOTAL CONSUMER STAPLES		6,905,846
ENERGY - 5.3%
Energy Equipment & Services - 0.8%
China Oilfield Services Ltd. (H Shares)	6,000	16,275
Fred Olsen Energy ASA	137	4,497
John Wood Group PLC	2,000	25,554
Subsea 7 SA	800	15,262
Technip SA	3,408	334,882
Tecnicas Reunidas SA	2,561	142,176
		538,646
Oil, Gas & Consumable Fuels - 4.5%
BG Group PLC	27,404	499,506
Cairn Energy PLC (a)	22,753	75,745
Cenovus Energy, Inc.	1,480	39,175
CNOOC Ltd.	128,000	209,551
Dragon Oil PLC	2,807	28,461
Galp Energia SGPS SA Class B	1,862	31,304
Genel Energy PLC (a)	1,537	28,234
Imperial Oil Ltd.	5,200	233,960
INPEX Corp.	7,300	92,759
JX Holdings, Inc.	2,500	12,984
Oil Search Ltd. ADR	9,694	74,826
Reliance Industries Ltd. GDR (c)	1,498	38,678
Repsol YPF SA	4,139	104,006
Royal Dutch Shell PLC:
Class A (United Kingdom)	31,592	1,150,109
Class B (United Kingdom)	292	11,360
Total SA	8,639	560,491
		3,191,149
TOTAL ENERGY		3,729,795
FINANCIALS - 22.2%
Capital Markets - 2.3%
Ashmore Group PLC	756	4,008
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Azimut Holding SpA	803	$ 26,812
Banca Generali SpA	1,001	32,677
CI Financial Corp.	1,460	45,212
Coronation Fund Managers Ltd.	1,921	15,701
Credit Suisse Group AG	1,261	39,593
Daiwa Securities Group, Inc.	26,000	235,292
Haitong Securities Co. Ltd. (H Shares)	10,400	13,884
Hargreaves Lansdown PLC	1,128	26,388
Julius Baer Group Ltd.	3,929	184,143
Jupiter Fund Management PLC	4,009	29,324
Macquarie Group Ltd.	1,048	52,623
Nomura Holdings, Inc.	7,500	50,876
Partners Group Holding AG	145	37,771
UBS AG	37,749	807,564
		1,601,868
Commercial Banks - 11.7%
Australia & New Zealand Banking Group Ltd.	6,420	184,126
Banco Bilbao Vizcaya Argentaria SA	14,056	173,655
Bank of Ireland (a)	220,350	115,365
Bankinter SA	4,100	33,237
Barclays PLC	96,406	406,117
BNP Paribas SA	10,308	846,005
Chiba Bank Ltd.	7,000	42,504
Commerzbank AG (a)	3,800	68,921
Commonwealth Bank of Australia	1,451	96,670
Credicorp Ltd.	267	34,683
Credit Agricole SA (a)	5,425	86,263
Criteria CaixaCorp SA	12,417	78,326
DBS Group Holdings Ltd.	9,000	117,288
DNB ASA	9,974	180,968
Dubai Islamic Bank Pakistan Ltd. (a)	12,209	20,443
Erste Group Bank AG	6,005	213,103
First Gulf Bank PJSC	6,849	41,583
Guaranty Trust Bank PLC GDR (Reg. S)	1,768	13,260
HDFC Bank Ltd. sponsored ADR	3,192	107,219
HSBC Holdings PLC:
(Hong Kong)	24,800	260,863
(United Kingdom)	64,320	678,834
Intesa Sanpaolo SpA	73,712	228,519
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Joyo Bank Ltd.	10,000	$ 47,656
Jyske Bank A/S (Reg.) (a)	671	40,336
Kasikornbank PCL NVDR	10,800	56,441
KBC Groupe SA	8,381	531,910
Lloyds Banking Group PLC (a)	369,147	509,793
Mitsubishi UFJ Financial Group, Inc.	38,000	220,197
Nordea Bank AB	8,000	114,604
North Pacific Bank Ltd.	10,000	37,634
Powszechna Kasa Oszczednosci Bank SA	3,685	53,978
PT Bank Rakyat Indonesia Tbk	65,800	52,571
Royal Bank of Scotland Group PLC (a)	28,489	156,005
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	3,074	31,263
Seven Bank Ltd.	4,200	15,352
Skandinaviska Enskilda Banken AB (A Shares)	10,294	144,737
Societe Generale Series A	1,307	87,271
Standard Chartered PLC (United Kingdom)	8,950	189,588
Sumitomo Mitsui Financial Group, Inc.	20,300	911,430
Sumitomo Mitsui Trust Holdings, Inc.	9,000	42,221
Svenska Handelsbanken AB (A Shares)	1,000	52,249
Swedbank AB (A Shares)	1,200	33,876
Sydbank A/S (a)	1,363	36,757
TCS Group Holding PLC GDR (c)	848	10,261
The Hachijuni Bank Ltd.	7,000	37,555
The Suruga Bank Ltd.	2,000	35,197
The Toronto-Dominion Bank	1,478	66,952
UniCredit SpA	27,980	222,649
United Overseas Bank Ltd.	5,000	81,371
Westpac Banking Corp.	9,829	294,988
Wing Hang Bank Ltd.	3,058	41,769
		8,184,563
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	2,200	53,870
Flexigroup Ltd.	3,227	11,144
Provident Financial PLC	614	19,299
		84,313
Diversified Financial Services - 1.1%
Century Tokyo Leasing Corp.	700	20,023
IG Group Holdings PLC	8,755	92,802
ING Groep NV (Certificaten Van Aandelen) (a)	25,169	365,506
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
London Stock Exchange Group PLC	1,000	$ 33,943
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,000	25,499
ORIX Corp.	15,300	225,508
		763,281
Insurance - 5.0%
AEGON NV	9,800	88,343
AIA Group Ltd.	71,000	347,198
Amlin PLC	11,652	87,784
Aviva PLC	37,686	299,624
AXA SA	19,364	506,231
BB Seguridade Participacoes SA	5,400	53,660
Catlin Group Ltd.	6,208	55,201
Delta Lloyd NV	6,170	176,163
Euler Hermes SA	433	54,388
Hiscox Ltd.	18,240	199,146
Jardine Lloyd Thompson Group PLC	4,524	80,302
Lancashire Holdings Ltd.	1,552	19,063
Legal & General Group PLC	5,384	21,674
MAPFRE SA (Reg.)	4,485	18,572
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	8,500	69,058
Prudential PLC	14,820	335,565
Resolution Ltd.	4,500	28,469
Sampo Oyj (A Shares)	3,688	186,874
Sony Financial Holdings, Inc.	10,700	173,112
St. James's Place Capital PLC	2,052	30,067
Suncorp-Metway Ltd.	5,403	58,531
Swiss Re Ltd.	720	67,293
Tokio Marine Holdings, Inc.	1,100	32,679
Zurich Insurance Group AG	1,768	541,758
		3,530,755
Real Estate Investment Trusts - 0.5%
British Land Co. PLC	2,936	34,268
Derwent London PLC	444	20,602
Fibra Uno Administracion SA de CV	7,095	22,456
Link (REIT)	19,150	88,957
Mirvac Group unit	11,575	18,231
Unibail-Rodamco	395	104,082
Westfield Group unit	7,115	65,205
		353,801
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 1.5%
AEON Mall Co. Ltd.	990	$ 27,384
Countrywide PLC	1,592	16,369
Deutsche Annington Immobilien SE	2,418	65,650
Deutsche Wohnen AG (a)	8,967	184,481
Deutsche Wohnen AG (Bearer)	6,955	147,360
Emaar Properties PJSC	16,823	41,680
GAGFAH SA (a)	1,390	21,143
Global Logistic Properties Ltd.	10,000	22,325
Hongkong Land Holdings Ltd.	4,000	25,080
Hysan Development Co. Ltd.	4,000	16,700
LEG Immobilien AG	1,230	79,965
Mitsubishi Estate Co. Ltd.	6,000	142,308
Mitsui Fudosan Co. Ltd.	2,000	59,786
Sumitomo Realty & Development Co. Ltd.	1,000	40,405
Sun Hung Kai Properties Ltd.	4,000	51,182
Swire Pacific Ltd. (A Shares)	1,500	16,845
TAG Immobilien AG	6,310	79,650
Wharf Holdings Ltd.	6,000	41,866
		1,080,179
TOTAL FINANCIALS		15,598,760
HEALTH CARE - 10.0%
Biotechnology - 0.5%
Abcam PLC	2,426	19,997
Actelion Ltd.	457	48,454
CSL Ltd.	2,715	174,921
Grifols SA	555	31,639
Grifols SA ADR	1,450	61,016
		336,027
Health Care Equipment & Supplies - 0.4%
Ansell Ltd.	1,355	21,946
Coloplast A/S Series B	464	39,084
Elekta AB (B Shares)	389	5,172
GN Store Nordic A/S	1,896	46,887
Nihon Kohden Corp.	1,500	60,430
Olympus Corp. (a)	700	24,321
Sonova Holding AG Class B	565	79,916
Straumann Holding AG	81	17,443
		295,199
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	400	$ 62,169
Miraca Holdings, Inc.	600	27,356
Odontoprev SA	7,900	28,874
Ryman Healthcare Group Ltd.	2,716	17,989
Ship Healthcare Holdings, Inc.	500	17,859
		154,247
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	84	24,557
Morphosys AG (a)	182	16,902
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	554	21,307
		62,766
Pharmaceuticals - 8.8%
Astellas Pharma, Inc.	2,500	162,502
AstraZeneca PLC (United Kingdom)	692	47,040
Bayer AG	8,413	1,194,923
BTG PLC (a)	2,282	22,928
GlaxoSmithKline PLC	26,073	730,295
Hikma Pharmaceuticals PLC	1,853	44,496
Novartis AG	15,236	1,268,094
Novo Nordisk A/S Series B	4,150	197,494
Roche Holding AG (participation certificate)	3,804	1,171,252
Rohto Pharmaceutical Co. Ltd.	1,000	16,832
Sanofi SA	5,570	579,335
Santen Pharmaceutical Co. Ltd.	5,900	275,666
Shire PLC	5,470	302,574
Sino Biopharmaceutical Ltd.	32,000	29,730
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,949	97,236
UCB SA	500	40,132
		6,180,529
TOTAL HEALTH CARE		7,028,768
INDUSTRIALS - 12.4%
Aerospace & Defense - 1.0%
Airbus Group NV	1,100	81,064
BAE Systems PLC	4,900	33,716
Cobham PLC	34,368	171,674
Finmeccanica SpA (a)	6,800	66,876
Meggitt PLC	9,959	84,051
Rolls-Royce Group PLC	9,765	163,356
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Safran SA	1,000	$ 70,409
Singapore Technologies Engineering Ltd.	8,000	23,981
Zodiac Aerospace	785	27,722
		722,849
Air Freight & Logistics - 0.8%
PostNL NV (a)	34,153	163,392
Yamato Holdings Co. Ltd.	20,400	423,525
		586,917
Airlines - 0.7%
Cathay Pacific Airways Ltd.	7,000	14,252
easyJet PLC	2,846	82,019
International Consolidated Airlines Group SA (a)	6,100	44,558
International Consolidated Airlines Group SA CDI (a)	31,519	230,649
Japan Airlines Co. Ltd.	300	14,916
Ryanair Holdings PLC sponsored ADR (a)	1,100	62,436
WestJet Airlines Ltd.	214	4,926
		453,756
Building Products - 0.8%
ASSA ABLOY AB (B Shares)	1,300	66,200
Compagnie de St. Gobain	1,302	78,176
Daikin Industries Ltd.	2,500	144,042
Geberit AG (Reg.)	696	218,890
Toto Ltd.	2,000	28,381
		535,689
Commercial Services & Supplies - 0.6%
Babcock International Group PLC	4,682	115,330
Berendsen PLC	960	16,831
Brambles Ltd.	27,795	232,403
Intrum Justitia AB	506	14,758
Park24 Co. Ltd.	800	16,138
Secom Co. Ltd.	900	50,952
		446,412
Construction & Engineering - 0.8%
Balfour Beatty PLC	18,779	100,220
Chiyoda Corp.	1,000	15,221
JGC Corp.	7,000	259,631
Keller Group PLC	866	18,417
VINCI SA	1,856	138,672
		532,161
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.9%
ABB Ltd. (Reg.)	7,031	$ 179,446
Legrand SA	9,981	618,990
Mitsubishi Electric Corp.	7,000	83,309
Nidec Corp.	900	110,671
OSRAM Licht AG (a)	948	64,451
Schneider Electric SA	2,749	245,690
Sumitomo Electric Industries Ltd.	1,800	27,630
		1,330,187
Industrial Conglomerates - 1.6%
Bidvest Group Ltd.	1,395	32,860
Hutchison Whampoa Ltd.	9,000	121,306
Keppel Corp. Ltd.	4,000	33,038
Koninklijke Philips Electronics NV	3,354	117,135
SembCorp Industries Ltd.	19,000	81,087
Siemens AG	5,407	720,902
		1,106,328
Machinery - 1.6%
Andritz AG	400	25,141
Atlas Copco AB (A Shares)	10,743	301,765
Burckhardt Compression Holding AG	35	18,226
GEA Group AG	1,300	63,055
Glory Ltd.	2,000	52,216
IMI PLC	2,767	70,661
Joy Global, Inc.	1,800	99,000
JTEKT Corp.	2,100	35,149
Kawasaki Heavy Industries Ltd.	10,000	41,043
Komatsu Ltd.	1,900	40,175
Kone Oyj (B Shares)	718	29,246
Schindler Holding AG (participation certificate)	1,347	202,012
SembCorp Marine Ltd.	25,000	81,056
Senior Engineering Group PLC	2,373	11,428
SMC Corp.	200	50,732
Sumitomo Heavy Industries Ltd.	3,000	13,876
		1,134,781
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	5	61,130
Orient Overseas International Ltd.	3,000	14,748
		75,878
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.8%
Adecco SA (Reg.)	436	$ 37,651
Bertrandt AG	126	18,522
Capita Group PLC	6,245	119,216
Experian PLC	8,754	158,464
Hays PLC	6,956	16,657
Michael Page International PLC	13,608	115,531
SEEK Ltd.	2,433	37,147
SGS SA (Reg.)	20	49,551
		552,739
Road & Rail - 0.3%
Canadian National Railway Co.	1,212	68,475
Canadian Pacific Railway Ltd.	393	61,667
East Japan Railway Co.	1,000	78,202
		208,344
Trading Companies & Distributors - 1.2%
Ashtead Group PLC	3,469	50,887
Brenntag AG	914	170,000
Bunzl PLC	13,832	364,344
Itochu Corp.	8,200	102,188
Misumi Group, Inc.	500	14,552
Mitsubishi Corp.	3,800	72,935
Noble Group Ltd.	23,000	18,688
Wolseley PLC	740	43,073
		836,667
Transportation Infrastructure - 0.2%
Abertis Infraestructuras SA	1,300	30,541
Airports of Thailand PCL (For. Reg.)	2,700	15,517
China Merchant Holdings International Co. Ltd.	28,000	99,400
Sydney Airport unit	7,295	26,429
		171,887
TOTAL INDUSTRIALS		8,694,595
INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 1.0%
Nokia Corp. (a)	34,453	262,246
Telefonaktiebolaget LM Ericsson (B Shares)	35,429	457,985
		720,231
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.0%
Seiko Epson Corp.	400	$ 12,027
Wincor Nixdorf AG	374	29,978
		42,005
Electronic Equipment & Components - 1.5%
China High Precision Automation Group Ltd. (a)	15,000	580
Delta Electronics, Inc.	5,000	27,790
Halma PLC	14,506	148,175
Hirose Electric Co. Ltd.	900	128,230
Hitachi Ltd.	34,000	269,246
Hoya Corp.	2,500	74,089
Keyence Corp.	300	128,731
Murata Manufacturing Co. Ltd.	500	47,612
Omron Corp.	1,400	58,809
Spectris PLC	2,278	93,725
TDK Corp.	600	25,994
Venture Corp. Ltd.	6,000	35,735
		1,038,716
Internet Software & Services - 0.6%
Baidu.com, Inc. sponsored ADR (a)	460	78,628
Kakaku.com, Inc.	1,400	23,290
Mail.Ru Group Ltd. GDR (Reg. S)	611	25,906
Naver Corp.	46	35,240
NetEase.com, Inc. sponsored ADR	100	6,917
Qihoo 360 Technology Co. Ltd. ADR (a)	229	25,103
Tencent Holdings Ltd.	900	72,192
Yahoo! Japan Corp.	18,200	115,396
Yandex NV (a)	560	21,000
		403,672
IT Services - 2.1%
Amadeus IT Holding SA Class A	10,041	441,636
Atos Origin SA	404	39,286
Cap Gemini SA	1,079	84,490
Cielo SA	1,700	46,039
Cognizant Technology Solutions Corp. Class A (a)	1,120	116,547
Computershare Ltd.	14,510	153,693
Fujitsu Ltd. (a)	5,000	31,264
Infosys Ltd. sponsored ADR	872	53,776
Nomura Research Institute Ltd.	8,600	281,399
OBIC Co. Ltd.	3,800	119,672
Otsuka Corp.	100	12,843
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
SCSK Corp.	600	$ 18,070
Wirecard AG	624	29,276
WNS Holdings Ltd. sponsored ADR (a)	1,663	33,077
		1,461,068
Office Electronics - 0.4%
Canon, Inc.	3,100	96,722
Konica Minolta, Inc.	1,500	15,304
Neopost SA	1,731	159,151
		271,177
Semiconductors & Semiconductor Equipment - 1.2%
ASM International NV (Netherlands)	1,050	40,603
Infineon Technologies AG	21,640	245,529
MediaTek, Inc.	13,000	190,820
Nanoco Group PLC (a)	1,847	3,727
NXP Semiconductors NV (a)	1,487	83,614
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	16,891	305,220
		869,513
Software - 0.6%
Check Point Software Technologies Ltd. (a)	836	56,363
Dassault Systemes SA	532	61,154
Nintendo Co. Ltd.	600	74,160
SAP AG	2,460	197,863
SimCorp A/S	640	25,155
Trend Micro, Inc.	800	26,915
		441,610
TOTAL INFORMATION TECHNOLOGY		5,247,992
MATERIALS - 6.2%
Chemicals - 3.9%
Air Liquide SA	300	41,310
Akzo Nobel NV	8,774	726,766
Arkema SA	550	59,822
Asahi Kasei Corp.	11,000	78,393
BASF AG	1,387	159,706
Chugoku Marine Paints Ltd.	1,000	5,797
Clariant AG (Reg.)	4,277	87,631
DuluxGroup Ltd.	3,815	18,281
Givaudan SA	239	375,009
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
HEXPOL AB (B Shares)	384	$ 34,617
Johnson Matthey PLC	427	23,324
JSR Corp.	6,700	114,750
Lanxess AG	600	44,540
Linde AG	1,713	355,023
Mitsubishi Gas Chemical Co., Inc.	2,000	12,754
Nippon Kayaku Co. Ltd.	1,000	13,055
Royal DSM NV	900	57,511
Shin-Etsu Chemical Co., Ltd.	4,600	261,266
Symrise AG	4,007	196,843
Syngenta AG (Switzerland)	249	90,646
		2,757,044
Construction Materials - 0.3%
CRH PLC	1,695	49,990
HeidelbergCement Finance AG	766	63,143
James Hardie Industries PLC CDI	5,435	70,324
Lafarge SA (Bearer)	200	15,037
		198,494
Containers & Packaging - 0.4%
DS Smith PLC	2,855	16,872
Rexam PLC	17,136	141,668
Smurfit Kappa Group PLC	4,208	117,270
		275,810
Metals & Mining - 1.6%
Fresnillo PLC	800	12,747
Glencore Xstrata PLC	17,706	97,606
Hitachi Metals Ltd.	1,000	14,926
Iluka Resources Ltd.	11,887	99,603
JFE Holdings, Inc.	800	16,329
Randgold Resources Ltd.	400	31,680
Rio Tinto Ltd.	2,499	149,052
Rio Tinto PLC	12,218	700,588
		1,122,531
Paper & Forest Products - 0.0%
Mondi PLC	1,500	27,530
Stora Enso Oyj (R Shares)	1,800	20,510
		48,040
TOTAL MATERIALS		4,401,919
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 1.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	21,740	$ 35,254
BT Group PLC	47,247	324,957
China Unicom Ltd.	38,000	50,295
HKT Trust/HKT Ltd. unit	23,000	24,421
Hutchison Telecommunications Hong Kong Holdings Ltd.	2,000	727
Koninklijke KPN NV (a)	14,675	52,302
PCCW Ltd.	29,000	13,789
Singapore Telecommunications Ltd.	7,000	19,879
Swisscom AG	110	65,162
TDC A/S	27,027	268,445
Telefonica SA	2,388	36,513
Telenor ASA	2,800	61,859
Telstra Corp. Ltd.	30,712	138,400
Verizon Communications, Inc.	2,287	108,450
		1,200,453
Wireless Telecommunication Services - 3.5%
KDDI Corp.	20,700	1,265,922
Millicom International Cellular SA (depository receipt)	150	15,640
NTT DoCoMo, Inc.	7,700	128,340
SK Telecom Co. Ltd.	1,385	282,103
SoftBank Corp.	1,200	90,940
StarHub Ltd.	6,000	19,785
Turkcell Iletisim Hizmet A/S (a)	3,160	16,414
Vodafone Group PLC	151,157	629,866
		2,449,010
TOTAL TELECOMMUNICATION SERVICES		3,649,463
UTILITIES - 1.5%
Electric Utilities - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	2,000	13,040
Enel SpA	6,584	33,807
Energias do Brasil SA	10,400	39,608
Iberdrola SA	11,613	77,214
Korea Electric Power Corp. (a)	4,470	155,084
Scottish & Southern Energy PLC	600	14,096
Tohoku Electric Power Co., Inc. (a)	1,600	18,772
		351,621
Gas Utilities - 0.4%
APA Group unit	3,872	23,081
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
China Resources Gas Group Ltd.	16,000	$ 56,285
Snam Rete Gas SpA	13,540	77,075
Tokyo Gas Co. Ltd.	19,000	95,447
		251,888
Independent Power Producers & Energy Traders - 0.0%
Drax Group PLC	2,400	32,393
Multi-Utilities - 0.6%
Canadian Utilities Ltd. Class A (non-vtg.)	670	23,713
GDF Suez	13,005	333,705
RWE AG	1,000	40,049
Suez Environnement SA	2,100	41,972
		439,439
TOTAL UTILITIES		1,075,341
TOTAL COMMON STOCKS (Cost $51,043,477)		64,334,064
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	600	156,526
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Ambev SA sponsored ADR	12,380	89,136
Household Products - 0.5%
Henkel AG & Co. KGaA	2,949	329,100
TOTAL CONSUMER STAPLES		418,236
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	5,520	61,824
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Itau Unibanco Holding SA	3,400	$ 45,285
Itau Unibanco Holding SA sponsored ADR	2,367	31,528
		76,813
MATERIALS - 0.1%
Metals & Mining - 0.1%
Gerdau SA sponsored	8,620	53,875
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Telecom Italia SpA (Risparmio Shares)	111,791	97,876
Telefonica Brasil SA sponsored	2,170	40,471
		138,347
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $789,786)		905,621
Equity Funds - 0.1%

Other - 0.1%
iShares MSCI Japan Index ETF (Cost $74,578)	6,878	79,854
Money Market Funds - 6.2%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $4,343,420)	4,343,420	4,343,420
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $56,251,261)		69,662,959
NET OTHER ASSETS (LIABILITIES) - 1.0%		674,703
NET ASSETS - 100%		$ 70,337,662
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 CME Nikkei 225 Index Contracts (Japan)	March 2014	$ 447,900	$ (19,860)
21 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	2,025,765	95,022
TOTAL EQUITY INDEX CONTRACTS		$ 2,473,665	$ 75,162

The face value of futures purchased as a percentage of net assets is 3.5%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,939 or 0.1% of net assets.

Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,158,111	$ 5,730,472	$ 2,427,639	$ -
Consumer Staples	7,324,082	3,120,496	4,203,586	-
Energy	3,791,619	1,754,365	2,037,254	-
Financials	15,675,573	9,192,948	6,482,625	-
Health Care	7,028,768	2,545,861	4,482,907	-
Industrials	8,694,595	6,150,182	2,544,413	-
Information Technology	5,247,992	3,674,317	1,573,095	580
Materials	4,455,794	3,213,847	1,241,947	-
Telecommunication Services	3,787,810	812,282	2,975,528	-
Utilities	1,075,341	824,810	250,531	-
Equity Funds	79,854	79,854	-	-
Money Market Funds	4,343,420	4,343,420	-	-
Total Investments in Securities:	$ 69,662,959	$ 41,442,854	$ 28,219,525	$ 580
Derivative Instruments:
Assets
Futures Contracts	$ 95,022	$ 95,022	$ -	$ -
Liabilities
Futures Contracts	$ (19,860)	$ (19,860)	$ -	$ -
Total Derivative Instruments:	$ 75,162	$ 75,162	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,973,245
Level 2 to Level 1	$ 49,985
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 95,022	$ (19,860)
Total Value of Derivatives	$ 95,022	$ (19,860)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United Kingdom	18.6%
Japan	17.8%
France	9.9%
Switzerland	9.8%
Germany	8.0%
United States of America	8.0%
Netherlands	4.5%
Australia	2.7%
Spain	2.4%
Sweden	2.1%
Hong Kong	1.6%
Bailiwick of Jersey	1.2%
Belgium	1.2%
Denmark	1.2%
Italy	1.1%
Korea (South)	1.1%
Brazil	1.1%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $56,251,261)		$ 69,662,959
Segregated cash with brokers for derivative instruments		136,920
Foreign currency held at value (cost $19,043)		18,913
Receivable for investments sold		801,000
Receivable for fund shares sold		50,019
Dividends receivable		356,344
Receivable for daily variation margin for derivative instruments		3,780
Prepaid expenses		38
Receivable from investment adviser for expense reductions		15,763
Other receivables		106
Total assets		71,045,842

Liabilities
Payable for investments purchased	$ 589,038
Payable for fund shares redeemed	2,149
Accrued management fee	37,594
Distribution and service plan fees payable	21
Other affiliated payables	7,942
Other payables and accrued expenses	71,436
Total liabilities		708,180

Net Assets		$ 70,337,662
Net Assets consist of:
Paid in capital		$ 55,888,735
Undistributed net investment income		560,266
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		394,282
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,494,379
Net Assets		$ 70,337,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

International Multi-Manager: Net Asset Value, offering price and redemption price per share ($68,581,989 ÷ 5,356,183 shares)	$ 12.80

Class F: Net Asset Value, offering price and redemption price per share ($1,546,649 ÷ 120,670 shares)	$ 12.82

Class L: Net Asset Value, offering price and redemption price per share ($104,550 ÷ 8,169 shares)	$ 12.80

Class N: Net Asset Value, offering price and redemption price per share ($104,474 ÷ 8,167 shares)	$ 12.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 1,816,111
Special dividends		494,969
Interest		10
Income before foreign taxes withheld		2,311,090
Less foreign taxes withheld		(138,884)
Total income		2,172,206

Expenses
Management fee	$ 422,690
Transfer agent fees	58,985
Distribution and service plan fees	77
Accounting fees and expenses	32,543
Custodian fees and expenses	137,331
Independent trustees' compensation	728
Registration fees	52,731
Audit	49,795
Legal	461
Miscellaneous	588
Total expenses before reductions	755,929
Expense reductions	(20,613)	735,316
Net investment income (loss)		1,436,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,640,664
Foreign currency transactions	(27,140)
Futures contracts	29,787
Total net realized gain (loss)		1,643,311
Change in net unrealized appreciation (depreciation) on: Investment securities	8,118,818
Assets and liabilities in foreign currencies	8,826
Futures contracts	75,162
Total change in net unrealized appreciation (depreciation)		8,202,806
Net gain (loss)		9,846,117
Net increase (decrease) in net assets resulting from operations		$ 11,283,007

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,436,890	$ 535,032
Net realized gain (loss)	1,643,311	34,292
Change in net unrealized appreciation (depreciation)	8,202,806	5,291,573
Net increase (decrease) in net assets resulting from operations	11,283,007	5,860,897
Distributions to shareholders from net investment income	(895,819)	(515,837)
Distributions to shareholders from net realized gain	(1,208,199)	(75,122)
Total distributions	(2,104,018)	(590,959)
Share transactions - net increase (decrease)	4,726,850	51,161,723
Redemption fees	157	5
Total increase (decrease) in net assets	13,905,996	56,431,666

Net Assets
Beginning of period	56,431,666	-
End of period (including undistributed net investment income of $560,266 and undistributed net investment income of $19,195, respectively)	$ 70,337,662	$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Years ended February 28,	2014	2013F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.27I	.11
Net realized and unrealized gain (loss)	1.89	1.05
Total from investment operations	2.16	1.16
Distributions from net investment income	(.17)	(.10)
Distributions from net realized gain	(.23)	(.02)
Total distributions	(.40)	(.12)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 12.80	$ 11.04
Total Return B,C	19.74%	11.64%
Ratios to Average Net Assets G
Expenses before reductions	1.20%	1.29% A
Expenses net of fee waivers, if any	1.18%	1.18% A
Expenses net of all reductions	1.17%	1.16% A
Net investment income (loss)	2.29%I	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,582	$ 56,164
Portfolio turnover rate E	46%	42%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period May 2, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.29I	.01
Net realized and unrealized gain (loss)	1.88	.35
Total from investment operations	2.17	.36
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.23)	-
Total distributions	(.40)	-
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 12.82	$ 11.05
Total Return B,C	19.85%	3.37%
Ratios to Average Net Assets G
Expenses before reductions	1.16%	1.25% A
Expenses net of fee waivers, if any	1.09%	1.09% A
Expenses net of all reductions	1.08%	1.07% A
Net investment income (loss)	2.38%I	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,547	$ 267
Portfolio turnover rate E	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.11I
Net realized and unrealized gain (loss)	.45
Total from investment operations	.56
Distributions from net investment income	(.17)
Distributions from net realized gain	(.21)
Total distributions	(.38)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 12.80
Total Return B,C	4.57%
Ratios to Average Net Assets G
Expenses before reductions	1.33% A
Expenses net of fee waivers, if any	1.18% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	2.88% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 105
Portfolio turnover rate E	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.10 I
Net realized and unrealized gain (loss)	.45
Total from investment operations	.55
Distributions from net investment income	(.17)
Distributions from net realized gain	(.21)
Total distributions	(.38)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 12.79
Total Return B,C	4.45%
Ratios to Average Net Assets G
Expenses before reductions	1.59% A
Expenses net of fee waivers, if any	1.43% A
Expenses net of all reductions	1.42% A
Net investment income (loss)	2.63% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate E	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,267,581
Gross unrealized depreciation	(1,063,468)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,204,113

Tax Cost	$ 56,458,846

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 560,362
Undistributed long-term capital gain	$ 677,028
Net unrealized appreciation (depreciation)	$ 13,211,632

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 1,208,713	$ 590,959
Long-term Capital Gains	895,305	-
Total	$ 2,104,018	$ 590,959

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $29,787 and a change in net unrealized appreciation (depreciation) of $75,162 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,366,807 and $27,532,483, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 77	$ 77

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
International Multi-Manager	$ 58,915.09
Class L	35	.11*
Class N	35	.11*
	$ 58,985

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $91 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
International Multi-Manager	1.18%	$ 15,220
Class F	1.09%	456
Class L	1.18%	46
Class N	1.43%	49

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,842 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 A	2013 B
From net investment income
International Multi-Manager	$ 878,745	$ 515,837
Class F	14,394	-
Class L	1,356	-
Class N	1,324	-
Total	$ 895,819	$ 515,837

Annual Report

8. Distributions to Shareholders - continued

Years ended February 28,	2014 A	2013 B
From net realized gain
International Multi-Manager	$ 1,186,847	$ 75,122
Class F	18,024	-
Class L	1,664	-
Class N	1,664	-
Total	$ 1,208,199	$ 75,122

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Distributions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 A	2013 B,C	2014 A	2013 B,C
International Multi-Manager
Shares sold	130,491	5,030,453	$ 1,604,892	$ 50,323,470
Reinvestment of distributions	168,763	56,336	2,065,592	590,959
Shares redeemed	(28,659)	(1,201)	(344,449)	(12,674)
Net increase (decrease)	270,595	5,085,588	$ 3,326,035	$ 50,901,755
Class F
Shares sold	101,699	24,194	$ 1,260,107	$ 259,968
Reinvestment of distributions	2,636	-	32,418	-
Shares redeemed	(7,859)	-	(97,718)	-
Net increase (decrease)	96,476	24,194	$ 1,194,807	$ 259,968
Class L
Shares sold	7,924	-	$ 100,000	$ -
Reinvestment of distributions	245	-	3,020	-
Net increase (decrease)	8,169	-	$ 103,020	$ -
Class N
Shares sold	7,924	-	$ 100,000	$ -
Reinvestment of distributions	243	-	2,988	-
Net increase (decrease)	8,167	-	$ 102,988	$ -

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 97% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Multi-Manager	04/07/14	04/04/14	$0.103	$0.123

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $1,579,775, or, if subsequently determined to be different, the net capital gain of such year.

International Multi-Manager designates 68%, and 10% of the dividends distributed in April 2013 and December 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Multi-Manager designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Multi-Manager	4/08/2013	$0.0138	$0.0021
	12/09/2013	$0.1256	$0.0223
	12/27/2013	$0.0017	$0.0000

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.09% and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board also noted that due to its relatively small size, the fund has higher fixed expenses in basis points.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Causeway Capital Management LLC

Massachusetts Financial Services
Company

Pyramis Global Advisors, LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-UANN-0414
1.938042.101

Strategic Advisers®
International Multi-Manager Fund

Class F

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Class F B	19.85%	17.34%

A From May 2, 2012.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December18, 2012, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class F on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Overall, international equity markets remained upbeat for the 12 months ending February 28, 2014: the MSCI® ACWI® (All Country World Index) ex USA Index posted a 12.38% gain in U.S.-dollar terms. During the period, investors wrestled with fears of a U.S. debt default, a eurozone breakup, Middle East tensions, China's economic slowdown and a sell-off in emerging markets, plus off-again/on-again signals that the U.S. Federal Reserve would taper its massive stimulus program. But central banks worldwide maintained accommodative monetary policies, which, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad equity rally. Economic stabilization helped bolster the U.K. (+22%) and the rest of Europe (+28%), with Italy (+39%) and Spain (+35%) in particular responding to rising sentiment and ultra-low interest rates. Japan's remarkable rebound (+14%) moderated later in the period but continued to benefit from expansionary policies, positive export trade and healthy consumer spending there, despite yen weakness. Asia-Pacific ex Japan fell flat, impeded by mining-industry malaise in Australia (-3%) and currency headwinds generally. Emerging-markets stocks (-7%) suffered from weakness in global commodities, U.S. dollar strength and major investor outflows driven by declining regional trade and Fed taper-talk.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Multi-Manager Fund: For the year, the Class F shares of Strategic Advisers® International Multi-Manager Fund (the Fund) rose 19.85%, outpacing the 19.42% gain of the MSCI® EAFE® Index. Relative to the benchmark, Causeway Capital Management and MFS' International Value strategy were the top relative contributors. Causeway benefited from adroit stock picking in financials and industrials, along with an underweighting in the lagging Australian market. MFS was helped by strong security selection in financials, as well as favorable positioning in materials and an overweighting in telecom. I modestly increased the Fund's allocation to both of these managers during the period. Pyramis Global Advisors' Select International strategy also modestly contributed to performance, led by solid stock choices in industrials, telecom and technology. On the downside, MFS' International Research Equity strategy was the primary detractor. It was hurt by weak stock picks in energy, financials and industrials, and by an allocation to emerging-markets (EM) equities. William Blair & Company also dampened the Fund's relative return, hampered by adverse security selection in telecom, energy and industrials, along with several poor-performing EM stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for International Multi-Manager and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
International Multi-Manager	1.18%
Actual		$ 1,000.00	$ 1,141.30	$ 6.26 C
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 D
Class F	1.09%
Actual		$ 1,000.00	$ 1,142.30	$ 5.79 C
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 D
Class L	1.18%
Actual		$ 1,000.00	$ 1,045.70	$ 3.60 C
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 D
Class N	1.43%
Actual		$ 1,000.00	$ 1,044.50	$ 4.37 C
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.15 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for International Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG	1.8	1.5
KDDI Corp.	1.8	1.8
Bayer AG	1.7	1.6
Roche Holding AG (participation certificate)	1.7	2.0
Royal Dutch Shell PLC Class A (United Kingdom)	1.6	1.7
Nestle SA	1.5	1.4
Sumitomo Mitsui Financial Group, Inc.	1.3	1.3
BNP Paribas SA	1.2	1.2
UBS AG	1.2	1.1
Reckitt Benckiser Group PLC	1.1	1.0
	14.9
Top Five Market Sectors as of February 28, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	22.4
Industrials	12.4	12.5
Consumer Discretionary	11.6	11.9
Consumer Staples	10.4	11.2
Health Care	10.0	9.9
Geographic Diversification (% of fund's net assets)
As of February 28, 2014
United Kingdom 18.6%
Japan 17.8%
France 9.9%
Switzerland 9.8%
Germany 8.0%
United States of America* 8.0%
Netherlands 4.5%
Australia 2.7%
Spain 2.4%
Other 18.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of August 31, 2013
United Kingdom 21.5%
Japan 20.3%
France 9.8%
Switzerland 9.5%
Germany 8.3%
United States of America* 4.1%
Netherlands 4.1%
Australia 2.8%
Sweden 2.4%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Stocks 92.7%	Stocks 95.8%
Other 0.1%	Other 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 7.2%	Short-Term Investments and Net Other Assets (Liabilities) 4.1%

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.2%
Autoliv, Inc.	1,280	$ 123,315
Continental AG	763	185,726
DENSO Corp.	6,500	348,733
Halla Visteon Climate Control Corp.	390	14,536
Minth Group Ltd.	8,000	16,019
Pirelli & C. S.p.A.	1,600	27,827
TS tech Co. Ltd.	600	19,574
Valeo SA	668	93,541
		829,271
Automobiles - 2.5%
Bayerische Motoren Werke AG (BMW)	1,576	183,165
Daimler AG (Germany)	4,106	382,670
Fuji Heavy Industries Ltd.	4,800	130,294
Honda Motor Co. Ltd.	8,400	302,342
Kia Motors Corp.	1,690	87,791
Mazda Motor Corp. (a)	9,000	43,470
Peugeot Citroen SA (a)	4,988	88,471
Renault SA	300	29,901
Suzuki Motor Corp.	1,100	29,595
Tata Motors Ltd. sponsored ADR	1,579	55,076
Toyota Motor Corp.	7,900	454,670
		1,787,445
Diversified Consumer Services - 0.1%
Kroton Educacional SA	2,000	37,275
Hotels, Restaurants & Leisure - 2.0%
Arcos Dorados Holdings, Inc. Class A	560	4,922
Carnival PLC	3,551	146,030
Compass Group PLC	36,004	569,444
InterContinental Hotel Group PLC	1,691	54,998
MGM China Holdings Ltd.	10,400	44,358
Paddy Power PLC (Ireland)	819	68,551
Sands China Ltd.	24,400	204,053
Sodexo SA	400	42,679
Whitbread PLC	3,721	279,585
		1,414,620
Household Durables - 0.2%
Berkeley Group Holdings PLC	1,021	46,863
Haier Electronics Group Co. Ltd.	4,000	11,829
Iida Group Holdings Co. Ltd. (a)	1,200	18,135
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Taylor Wimpey PLC	22,300	$ 46,678
Techtronic Industries Co. Ltd.	15,000	39,817
		163,322
Internet & Catalog Retail - 0.2%
ASOS PLC (a)	143	16,666
LG Home Shopping, Inc.	53	12,877
Rakuten, Inc.	3,900	55,911
Start Today Co. Ltd.	900	22,179
Vipshop Holdings Ltd. ADR (a)	135	17,728
		125,361
Leisure Equipment & Products - 0.5%
Nikon Corp.	12,800	234,976
Sankyo Co. Ltd. (Gunma)	800	33,173
Sega Sammy Holdings, Inc.	2,100	49,069
Yamaha Corp.	2,200	30,207
		347,425
Media - 2.6%
Altice S.A.	800	34,784
Daily Mail & General Trust PLC Class A	2,263	39,866
Dentsu, Inc.	500	18,856
Fuji Media Holdings, Inc.	7,200	130,317
ITV PLC	68,721	232,340
Naspers Ltd. Class N	372	44,868
Nippon Television Network Corp.	10,500	174,673
Pearson PLC	3,380	57,240
ProSiebenSat.1 Media AG	1,466	69,913
Publicis Groupe SA	2,455	233,138
realestate.com.au Ltd.	438	19,382
Reed Elsevier NV	26,330	576,228
Reed Elsevier PLC	2,400	36,793
RTL Group SA	400	51,590
Sky Deutschland AG (a)	3,600	37,715
UBM PLC	3,494	41,980
WPP PLC	2,577	56,444
		1,856,127
Multiline Retail - 0.2%
Don Quijote Holdings Co. Ltd.	400	21,696
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Lifestyle International Holdings Ltd.	8,000	$ 15,772
Next PLC	707	79,736
		117,204
Specialty Retail - 1.0%
Chow Tai Fook Jewellery Group Ltd.	9,600	16,799
Dunelm Group PLC	772	12,850
Esprit Holdings Ltd.	42,750	80,316
Galiform PLC	4,110	26,126
H&M Hennes & Mauritz AB (B Shares)	3,734	168,424
Inditex SA	1,171	168,583
Kingfisher PLC	7,400	48,823
Nitori Holdings Co. Ltd.	400	18,080
United Arrows Ltd.	100	3,306
USS Co. Ltd.	7,600	102,384
World Duty Free SpA (a)	1,353	19,889
		665,580
Textiles, Apparel & Luxury Goods - 0.9%
adidas AG	550	64,074
Burberry Group PLC	1,200	30,966
Compagnie Financiere Richemont SA Series A	905	90,140
ECLAT Textile Co. Ltd.	1,060	13,496
Gildan Activewear, Inc.	300	15,381
Hermes International SCA	63	20,305
Kering SA	200	41,023
Li & Fung Ltd.	108,000	141,392
LVMH Moet Hennessy - Louis Vuitton SA	990	184,272
Pandora A/S	501	33,953
Yue Yuen Industrial (Holdings) Ltd.	7,500	22,953
		657,955
TOTAL CONSUMER DISCRETIONARY		8,001,585
CONSUMER STAPLES - 9.8%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	1,979	206,992
Diageo PLC	1,372	43,084
Heineken NV (Bearer)	5,173	349,803
ITO EN Ltd.	1,400	31,406
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Pernod Ricard SA	3,124	$ 367,775
SABMiller PLC	1,400	68,620
		1,067,680
Food & Staples Retailing - 1.0%
Carrefour SA	1,608	59,306
Colruyt NV	101	5,608
Lawson, Inc.	2,800	194,242
Seven & i Holdings Co., Ltd.	2,000	75,202
Sundrug Co. Ltd.	2,100	84,499
Tesco PLC	29,070	160,078
Tsuruha Holdings, Inc.	200	18,591
Wesfarmers Ltd.	2,556	97,962
Wumart Stores, Inc. (H Shares)	10,000	11,842
		707,330
Food Products - 3.1%
Ajinomoto Co., Inc.	1,000	15,525
Danone SA	9,682	682,733
M. Dias Branco SA	1,600	55,887
Nestle SA	14,123	1,066,925
Toyo Suisan Kaisha Ltd.	1,000	33,605
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,274	248,104
Unilever PLC	1,400	57,260
		2,160,039
Household Products - 1.2%
Henkel AG & Co. KGaA	380	38,442
Reckitt Benckiser Group PLC	9,221	758,772
Svenska Cellulosa AB (SCA) (B Shares)	2,200	66,807
		864,021
Personal Products - 0.9%
Kao Corp.	12,600	433,870
Kobayashi Pharmaceutical Co. Ltd.	2,300	130,176
Kose Corp.	1,900	61,983
		626,029
Tobacco - 2.1%
British American Tobacco PLC (United Kingdom)	12,685	691,477
Imperial Tobacco Group PLC	2,288	93,370
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Japan Tobacco, Inc.	16,400	$ 522,336
KT&G Corp.	2,367	173,564
		1,480,747
TOTAL CONSUMER STAPLES		6,905,846
ENERGY - 5.3%
Energy Equipment & Services - 0.8%
China Oilfield Services Ltd. (H Shares)	6,000	16,275
Fred Olsen Energy ASA	137	4,497
John Wood Group PLC	2,000	25,554
Subsea 7 SA	800	15,262
Technip SA	3,408	334,882
Tecnicas Reunidas SA	2,561	142,176
		538,646
Oil, Gas & Consumable Fuels - 4.5%
BG Group PLC	27,404	499,506
Cairn Energy PLC (a)	22,753	75,745
Cenovus Energy, Inc.	1,480	39,175
CNOOC Ltd.	128,000	209,551
Dragon Oil PLC	2,807	28,461
Galp Energia SGPS SA Class B	1,862	31,304
Genel Energy PLC (a)	1,537	28,234
Imperial Oil Ltd.	5,200	233,960
INPEX Corp.	7,300	92,759
JX Holdings, Inc.	2,500	12,984
Oil Search Ltd. ADR	9,694	74,826
Reliance Industries Ltd. GDR (c)	1,498	38,678
Repsol YPF SA	4,139	104,006
Royal Dutch Shell PLC:
Class A (United Kingdom)	31,592	1,150,109
Class B (United Kingdom)	292	11,360
Total SA	8,639	560,491
		3,191,149
TOTAL ENERGY		3,729,795
FINANCIALS - 22.2%
Capital Markets - 2.3%
Ashmore Group PLC	756	4,008
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Azimut Holding SpA	803	$ 26,812
Banca Generali SpA	1,001	32,677
CI Financial Corp.	1,460	45,212
Coronation Fund Managers Ltd.	1,921	15,701
Credit Suisse Group AG	1,261	39,593
Daiwa Securities Group, Inc.	26,000	235,292
Haitong Securities Co. Ltd. (H Shares)	10,400	13,884
Hargreaves Lansdown PLC	1,128	26,388
Julius Baer Group Ltd.	3,929	184,143
Jupiter Fund Management PLC	4,009	29,324
Macquarie Group Ltd.	1,048	52,623
Nomura Holdings, Inc.	7,500	50,876
Partners Group Holding AG	145	37,771
UBS AG	37,749	807,564
		1,601,868
Commercial Banks - 11.7%
Australia & New Zealand Banking Group Ltd.	6,420	184,126
Banco Bilbao Vizcaya Argentaria SA	14,056	173,655
Bank of Ireland (a)	220,350	115,365
Bankinter SA	4,100	33,237
Barclays PLC	96,406	406,117
BNP Paribas SA	10,308	846,005
Chiba Bank Ltd.	7,000	42,504
Commerzbank AG (a)	3,800	68,921
Commonwealth Bank of Australia	1,451	96,670
Credicorp Ltd.	267	34,683
Credit Agricole SA (a)	5,425	86,263
Criteria CaixaCorp SA	12,417	78,326
DBS Group Holdings Ltd.	9,000	117,288
DNB ASA	9,974	180,968
Dubai Islamic Bank Pakistan Ltd. (a)	12,209	20,443
Erste Group Bank AG	6,005	213,103
First Gulf Bank PJSC	6,849	41,583
Guaranty Trust Bank PLC GDR (Reg. S)	1,768	13,260
HDFC Bank Ltd. sponsored ADR	3,192	107,219
HSBC Holdings PLC:
(Hong Kong)	24,800	260,863
(United Kingdom)	64,320	678,834
Intesa Sanpaolo SpA	73,712	228,519
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Joyo Bank Ltd.	10,000	$ 47,656
Jyske Bank A/S (Reg.) (a)	671	40,336
Kasikornbank PCL NVDR	10,800	56,441
KBC Groupe SA	8,381	531,910
Lloyds Banking Group PLC (a)	369,147	509,793
Mitsubishi UFJ Financial Group, Inc.	38,000	220,197
Nordea Bank AB	8,000	114,604
North Pacific Bank Ltd.	10,000	37,634
Powszechna Kasa Oszczednosci Bank SA	3,685	53,978
PT Bank Rakyat Indonesia Tbk	65,800	52,571
Royal Bank of Scotland Group PLC (a)	28,489	156,005
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	3,074	31,263
Seven Bank Ltd.	4,200	15,352
Skandinaviska Enskilda Banken AB (A Shares)	10,294	144,737
Societe Generale Series A	1,307	87,271
Standard Chartered PLC (United Kingdom)	8,950	189,588
Sumitomo Mitsui Financial Group, Inc.	20,300	911,430
Sumitomo Mitsui Trust Holdings, Inc.	9,000	42,221
Svenska Handelsbanken AB (A Shares)	1,000	52,249
Swedbank AB (A Shares)	1,200	33,876
Sydbank A/S (a)	1,363	36,757
TCS Group Holding PLC GDR (c)	848	10,261
The Hachijuni Bank Ltd.	7,000	37,555
The Suruga Bank Ltd.	2,000	35,197
The Toronto-Dominion Bank	1,478	66,952
UniCredit SpA	27,980	222,649
United Overseas Bank Ltd.	5,000	81,371
Westpac Banking Corp.	9,829	294,988
Wing Hang Bank Ltd.	3,058	41,769
		8,184,563
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	2,200	53,870
Flexigroup Ltd.	3,227	11,144
Provident Financial PLC	614	19,299
		84,313
Diversified Financial Services - 1.1%
Century Tokyo Leasing Corp.	700	20,023
IG Group Holdings PLC	8,755	92,802
ING Groep NV (Certificaten Van Aandelen) (a)	25,169	365,506
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
London Stock Exchange Group PLC	1,000	$ 33,943
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,000	25,499
ORIX Corp.	15,300	225,508
		763,281
Insurance - 5.0%
AEGON NV	9,800	88,343
AIA Group Ltd.	71,000	347,198
Amlin PLC	11,652	87,784
Aviva PLC	37,686	299,624
AXA SA	19,364	506,231
BB Seguridade Participacoes SA	5,400	53,660
Catlin Group Ltd.	6,208	55,201
Delta Lloyd NV	6,170	176,163
Euler Hermes SA	433	54,388
Hiscox Ltd.	18,240	199,146
Jardine Lloyd Thompson Group PLC	4,524	80,302
Lancashire Holdings Ltd.	1,552	19,063
Legal & General Group PLC	5,384	21,674
MAPFRE SA (Reg.)	4,485	18,572
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	8,500	69,058
Prudential PLC	14,820	335,565
Resolution Ltd.	4,500	28,469
Sampo Oyj (A Shares)	3,688	186,874
Sony Financial Holdings, Inc.	10,700	173,112
St. James's Place Capital PLC	2,052	30,067
Suncorp-Metway Ltd.	5,403	58,531
Swiss Re Ltd.	720	67,293
Tokio Marine Holdings, Inc.	1,100	32,679
Zurich Insurance Group AG	1,768	541,758
		3,530,755
Real Estate Investment Trusts - 0.5%
British Land Co. PLC	2,936	34,268
Derwent London PLC	444	20,602
Fibra Uno Administracion SA de CV	7,095	22,456
Link (REIT)	19,150	88,957
Mirvac Group unit	11,575	18,231
Unibail-Rodamco	395	104,082
Westfield Group unit	7,115	65,205
		353,801
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 1.5%
AEON Mall Co. Ltd.	990	$ 27,384
Countrywide PLC	1,592	16,369
Deutsche Annington Immobilien SE	2,418	65,650
Deutsche Wohnen AG (a)	8,967	184,481
Deutsche Wohnen AG (Bearer)	6,955	147,360
Emaar Properties PJSC	16,823	41,680
GAGFAH SA (a)	1,390	21,143
Global Logistic Properties Ltd.	10,000	22,325
Hongkong Land Holdings Ltd.	4,000	25,080
Hysan Development Co. Ltd.	4,000	16,700
LEG Immobilien AG	1,230	79,965
Mitsubishi Estate Co. Ltd.	6,000	142,308
Mitsui Fudosan Co. Ltd.	2,000	59,786
Sumitomo Realty & Development Co. Ltd.	1,000	40,405
Sun Hung Kai Properties Ltd.	4,000	51,182
Swire Pacific Ltd. (A Shares)	1,500	16,845
TAG Immobilien AG	6,310	79,650
Wharf Holdings Ltd.	6,000	41,866
		1,080,179
TOTAL FINANCIALS		15,598,760
HEALTH CARE - 10.0%
Biotechnology - 0.5%
Abcam PLC	2,426	19,997
Actelion Ltd.	457	48,454
CSL Ltd.	2,715	174,921
Grifols SA	555	31,639
Grifols SA ADR	1,450	61,016
		336,027
Health Care Equipment & Supplies - 0.4%
Ansell Ltd.	1,355	21,946
Coloplast A/S Series B	464	39,084
Elekta AB (B Shares)	389	5,172
GN Store Nordic A/S	1,896	46,887
Nihon Kohden Corp.	1,500	60,430
Olympus Corp. (a)	700	24,321
Sonova Holding AG Class B	565	79,916
Straumann Holding AG	81	17,443
		295,199
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	400	$ 62,169
Miraca Holdings, Inc.	600	27,356
Odontoprev SA	7,900	28,874
Ryman Healthcare Group Ltd.	2,716	17,989
Ship Healthcare Holdings, Inc.	500	17,859
		154,247
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	84	24,557
Morphosys AG (a)	182	16,902
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	554	21,307
		62,766
Pharmaceuticals - 8.8%
Astellas Pharma, Inc.	2,500	162,502
AstraZeneca PLC (United Kingdom)	692	47,040
Bayer AG	8,413	1,194,923
BTG PLC (a)	2,282	22,928
GlaxoSmithKline PLC	26,073	730,295
Hikma Pharmaceuticals PLC	1,853	44,496
Novartis AG	15,236	1,268,094
Novo Nordisk A/S Series B	4,150	197,494
Roche Holding AG (participation certificate)	3,804	1,171,252
Rohto Pharmaceutical Co. Ltd.	1,000	16,832
Sanofi SA	5,570	579,335
Santen Pharmaceutical Co. Ltd.	5,900	275,666
Shire PLC	5,470	302,574
Sino Biopharmaceutical Ltd.	32,000	29,730
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,949	97,236
UCB SA	500	40,132
		6,180,529
TOTAL HEALTH CARE		7,028,768
INDUSTRIALS - 12.4%
Aerospace & Defense - 1.0%
Airbus Group NV	1,100	81,064
BAE Systems PLC	4,900	33,716
Cobham PLC	34,368	171,674
Finmeccanica SpA (a)	6,800	66,876
Meggitt PLC	9,959	84,051
Rolls-Royce Group PLC	9,765	163,356
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Safran SA	1,000	$ 70,409
Singapore Technologies Engineering Ltd.	8,000	23,981
Zodiac Aerospace	785	27,722
		722,849
Air Freight & Logistics - 0.8%
PostNL NV (a)	34,153	163,392
Yamato Holdings Co. Ltd.	20,400	423,525
		586,917
Airlines - 0.7%
Cathay Pacific Airways Ltd.	7,000	14,252
easyJet PLC	2,846	82,019
International Consolidated Airlines Group SA (a)	6,100	44,558
International Consolidated Airlines Group SA CDI (a)	31,519	230,649
Japan Airlines Co. Ltd.	300	14,916
Ryanair Holdings PLC sponsored ADR (a)	1,100	62,436
WestJet Airlines Ltd.	214	4,926
		453,756
Building Products - 0.8%
ASSA ABLOY AB (B Shares)	1,300	66,200
Compagnie de St. Gobain	1,302	78,176
Daikin Industries Ltd.	2,500	144,042
Geberit AG (Reg.)	696	218,890
Toto Ltd.	2,000	28,381
		535,689
Commercial Services & Supplies - 0.6%
Babcock International Group PLC	4,682	115,330
Berendsen PLC	960	16,831
Brambles Ltd.	27,795	232,403
Intrum Justitia AB	506	14,758
Park24 Co. Ltd.	800	16,138
Secom Co. Ltd.	900	50,952
		446,412
Construction & Engineering - 0.8%
Balfour Beatty PLC	18,779	100,220
Chiyoda Corp.	1,000	15,221
JGC Corp.	7,000	259,631
Keller Group PLC	866	18,417
VINCI SA	1,856	138,672
		532,161
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.9%
ABB Ltd. (Reg.)	7,031	$ 179,446
Legrand SA	9,981	618,990
Mitsubishi Electric Corp.	7,000	83,309
Nidec Corp.	900	110,671
OSRAM Licht AG (a)	948	64,451
Schneider Electric SA	2,749	245,690
Sumitomo Electric Industries Ltd.	1,800	27,630
		1,330,187
Industrial Conglomerates - 1.6%
Bidvest Group Ltd.	1,395	32,860
Hutchison Whampoa Ltd.	9,000	121,306
Keppel Corp. Ltd.	4,000	33,038
Koninklijke Philips Electronics NV	3,354	117,135
SembCorp Industries Ltd.	19,000	81,087
Siemens AG	5,407	720,902
		1,106,328
Machinery - 1.6%
Andritz AG	400	25,141
Atlas Copco AB (A Shares)	10,743	301,765
Burckhardt Compression Holding AG	35	18,226
GEA Group AG	1,300	63,055
Glory Ltd.	2,000	52,216
IMI PLC	2,767	70,661
Joy Global, Inc.	1,800	99,000
JTEKT Corp.	2,100	35,149
Kawasaki Heavy Industries Ltd.	10,000	41,043
Komatsu Ltd.	1,900	40,175
Kone Oyj (B Shares)	718	29,246
Schindler Holding AG (participation certificate)	1,347	202,012
SembCorp Marine Ltd.	25,000	81,056
Senior Engineering Group PLC	2,373	11,428
SMC Corp.	200	50,732
Sumitomo Heavy Industries Ltd.	3,000	13,876
		1,134,781
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	5	61,130
Orient Overseas International Ltd.	3,000	14,748
		75,878
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.8%
Adecco SA (Reg.)	436	$ 37,651
Bertrandt AG	126	18,522
Capita Group PLC	6,245	119,216
Experian PLC	8,754	158,464
Hays PLC	6,956	16,657
Michael Page International PLC	13,608	115,531
SEEK Ltd.	2,433	37,147
SGS SA (Reg.)	20	49,551
		552,739
Road & Rail - 0.3%
Canadian National Railway Co.	1,212	68,475
Canadian Pacific Railway Ltd.	393	61,667
East Japan Railway Co.	1,000	78,202
		208,344
Trading Companies & Distributors - 1.2%
Ashtead Group PLC	3,469	50,887
Brenntag AG	914	170,000
Bunzl PLC	13,832	364,344
Itochu Corp.	8,200	102,188
Misumi Group, Inc.	500	14,552
Mitsubishi Corp.	3,800	72,935
Noble Group Ltd.	23,000	18,688
Wolseley PLC	740	43,073
		836,667
Transportation Infrastructure - 0.2%
Abertis Infraestructuras SA	1,300	30,541
Airports of Thailand PCL (For. Reg.)	2,700	15,517
China Merchant Holdings International Co. Ltd.	28,000	99,400
Sydney Airport unit	7,295	26,429
		171,887
TOTAL INDUSTRIALS		8,694,595
INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 1.0%
Nokia Corp. (a)	34,453	262,246
Telefonaktiebolaget LM Ericsson (B Shares)	35,429	457,985
		720,231
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.0%
Seiko Epson Corp.	400	$ 12,027
Wincor Nixdorf AG	374	29,978
		42,005
Electronic Equipment & Components - 1.5%
China High Precision Automation Group Ltd. (a)	15,000	580
Delta Electronics, Inc.	5,000	27,790
Halma PLC	14,506	148,175
Hirose Electric Co. Ltd.	900	128,230
Hitachi Ltd.	34,000	269,246
Hoya Corp.	2,500	74,089
Keyence Corp.	300	128,731
Murata Manufacturing Co. Ltd.	500	47,612
Omron Corp.	1,400	58,809
Spectris PLC	2,278	93,725
TDK Corp.	600	25,994
Venture Corp. Ltd.	6,000	35,735
		1,038,716
Internet Software & Services - 0.6%
Baidu.com, Inc. sponsored ADR (a)	460	78,628
Kakaku.com, Inc.	1,400	23,290
Mail.Ru Group Ltd. GDR (Reg. S)	611	25,906
Naver Corp.	46	35,240
NetEase.com, Inc. sponsored ADR	100	6,917
Qihoo 360 Technology Co. Ltd. ADR (a)	229	25,103
Tencent Holdings Ltd.	900	72,192
Yahoo! Japan Corp.	18,200	115,396
Yandex NV (a)	560	21,000
		403,672
IT Services - 2.1%
Amadeus IT Holding SA Class A	10,041	441,636
Atos Origin SA	404	39,286
Cap Gemini SA	1,079	84,490
Cielo SA	1,700	46,039
Cognizant Technology Solutions Corp. Class A (a)	1,120	116,547
Computershare Ltd.	14,510	153,693
Fujitsu Ltd. (a)	5,000	31,264
Infosys Ltd. sponsored ADR	872	53,776
Nomura Research Institute Ltd.	8,600	281,399
OBIC Co. Ltd.	3,800	119,672
Otsuka Corp.	100	12,843
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
SCSK Corp.	600	$ 18,070
Wirecard AG	624	29,276
WNS Holdings Ltd. sponsored ADR (a)	1,663	33,077
		1,461,068
Office Electronics - 0.4%
Canon, Inc.	3,100	96,722
Konica Minolta, Inc.	1,500	15,304
Neopost SA	1,731	159,151
		271,177
Semiconductors & Semiconductor Equipment - 1.2%
ASM International NV (Netherlands)	1,050	40,603
Infineon Technologies AG	21,640	245,529
MediaTek, Inc.	13,000	190,820
Nanoco Group PLC (a)	1,847	3,727
NXP Semiconductors NV (a)	1,487	83,614
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	16,891	305,220
		869,513
Software - 0.6%
Check Point Software Technologies Ltd. (a)	836	56,363
Dassault Systemes SA	532	61,154
Nintendo Co. Ltd.	600	74,160
SAP AG	2,460	197,863
SimCorp A/S	640	25,155
Trend Micro, Inc.	800	26,915
		441,610
TOTAL INFORMATION TECHNOLOGY		5,247,992
MATERIALS - 6.2%
Chemicals - 3.9%
Air Liquide SA	300	41,310
Akzo Nobel NV	8,774	726,766
Arkema SA	550	59,822
Asahi Kasei Corp.	11,000	78,393
BASF AG	1,387	159,706
Chugoku Marine Paints Ltd.	1,000	5,797
Clariant AG (Reg.)	4,277	87,631
DuluxGroup Ltd.	3,815	18,281
Givaudan SA	239	375,009
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
HEXPOL AB (B Shares)	384	$ 34,617
Johnson Matthey PLC	427	23,324
JSR Corp.	6,700	114,750
Lanxess AG	600	44,540
Linde AG	1,713	355,023
Mitsubishi Gas Chemical Co., Inc.	2,000	12,754
Nippon Kayaku Co. Ltd.	1,000	13,055
Royal DSM NV	900	57,511
Shin-Etsu Chemical Co., Ltd.	4,600	261,266
Symrise AG	4,007	196,843
Syngenta AG (Switzerland)	249	90,646
		2,757,044
Construction Materials - 0.3%
CRH PLC	1,695	49,990
HeidelbergCement Finance AG	766	63,143
James Hardie Industries PLC CDI	5,435	70,324
Lafarge SA (Bearer)	200	15,037
		198,494
Containers & Packaging - 0.4%
DS Smith PLC	2,855	16,872
Rexam PLC	17,136	141,668
Smurfit Kappa Group PLC	4,208	117,270
		275,810
Metals & Mining - 1.6%
Fresnillo PLC	800	12,747
Glencore Xstrata PLC	17,706	97,606
Hitachi Metals Ltd.	1,000	14,926
Iluka Resources Ltd.	11,887	99,603
JFE Holdings, Inc.	800	16,329
Randgold Resources Ltd.	400	31,680
Rio Tinto Ltd.	2,499	149,052
Rio Tinto PLC	12,218	700,588
		1,122,531
Paper & Forest Products - 0.0%
Mondi PLC	1,500	27,530
Stora Enso Oyj (R Shares)	1,800	20,510
		48,040
TOTAL MATERIALS		4,401,919
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 1.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	21,740	$ 35,254
BT Group PLC	47,247	324,957
China Unicom Ltd.	38,000	50,295
HKT Trust/HKT Ltd. unit	23,000	24,421
Hutchison Telecommunications Hong Kong Holdings Ltd.	2,000	727
Koninklijke KPN NV (a)	14,675	52,302
PCCW Ltd.	29,000	13,789
Singapore Telecommunications Ltd.	7,000	19,879
Swisscom AG	110	65,162
TDC A/S	27,027	268,445
Telefonica SA	2,388	36,513
Telenor ASA	2,800	61,859
Telstra Corp. Ltd.	30,712	138,400
Verizon Communications, Inc.	2,287	108,450
		1,200,453
Wireless Telecommunication Services - 3.5%
KDDI Corp.	20,700	1,265,922
Millicom International Cellular SA (depository receipt)	150	15,640
NTT DoCoMo, Inc.	7,700	128,340
SK Telecom Co. Ltd.	1,385	282,103
SoftBank Corp.	1,200	90,940
StarHub Ltd.	6,000	19,785
Turkcell Iletisim Hizmet A/S (a)	3,160	16,414
Vodafone Group PLC	151,157	629,866
		2,449,010
TOTAL TELECOMMUNICATION SERVICES		3,649,463
UTILITIES - 1.5%
Electric Utilities - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	2,000	13,040
Enel SpA	6,584	33,807
Energias do Brasil SA	10,400	39,608
Iberdrola SA	11,613	77,214
Korea Electric Power Corp. (a)	4,470	155,084
Scottish & Southern Energy PLC	600	14,096
Tohoku Electric Power Co., Inc. (a)	1,600	18,772
		351,621
Gas Utilities - 0.4%
APA Group unit	3,872	23,081
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
China Resources Gas Group Ltd.	16,000	$ 56,285
Snam Rete Gas SpA	13,540	77,075
Tokyo Gas Co. Ltd.	19,000	95,447
		251,888
Independent Power Producers & Energy Traders - 0.0%
Drax Group PLC	2,400	32,393
Multi-Utilities - 0.6%
Canadian Utilities Ltd. Class A (non-vtg.)	670	23,713
GDF Suez	13,005	333,705
RWE AG	1,000	40,049
Suez Environnement SA	2,100	41,972
		439,439
TOTAL UTILITIES		1,075,341
TOTAL COMMON STOCKS (Cost $51,043,477)		64,334,064
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	600	156,526
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Ambev SA sponsored ADR	12,380	89,136
Household Products - 0.5%
Henkel AG & Co. KGaA	2,949	329,100
TOTAL CONSUMER STAPLES		418,236
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	5,520	61,824
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Itau Unibanco Holding SA	3,400	$ 45,285
Itau Unibanco Holding SA sponsored ADR	2,367	31,528
		76,813
MATERIALS - 0.1%
Metals & Mining - 0.1%
Gerdau SA sponsored	8,620	53,875
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Telecom Italia SpA (Risparmio Shares)	111,791	97,876
Telefonica Brasil SA sponsored	2,170	40,471
		138,347
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $789,786)		905,621
Equity Funds - 0.1%

Other - 0.1%
iShares MSCI Japan Index ETF (Cost $74,578)	6,878	79,854
Money Market Funds - 6.2%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $4,343,420)	4,343,420	4,343,420
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $56,251,261)		69,662,959
NET OTHER ASSETS (LIABILITIES) - 1.0%		674,703
NET ASSETS - 100%		$ 70,337,662
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 CME Nikkei 225 Index Contracts (Japan)	March 2014	$ 447,900	$ (19,860)
21 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	2,025,765	95,022
TOTAL EQUITY INDEX CONTRACTS		$ 2,473,665	$ 75,162

The face value of futures purchased as a percentage of net assets is 3.5%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,939 or 0.1% of net assets.

Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,158,111	$ 5,730,472	$ 2,427,639	$ -
Consumer Staples	7,324,082	3,120,496	4,203,586	-
Energy	3,791,619	1,754,365	2,037,254	-
Financials	15,675,573	9,192,948	6,482,625	-
Health Care	7,028,768	2,545,861	4,482,907	-
Industrials	8,694,595	6,150,182	2,544,413	-
Information Technology	5,247,992	3,674,317	1,573,095	580
Materials	4,455,794	3,213,847	1,241,947	-
Telecommunication Services	3,787,810	812,282	2,975,528	-
Utilities	1,075,341	824,810	250,531	-
Equity Funds	79,854	79,854	-	-
Money Market Funds	4,343,420	4,343,420	-	-
Total Investments in Securities:	$ 69,662,959	$ 41,442,854	$ 28,219,525	$ 580
Derivative Instruments:
Assets
Futures Contracts	$ 95,022	$ 95,022	$ -	$ -
Liabilities
Futures Contracts	$ (19,860)	$ (19,860)	$ -	$ -
Total Derivative Instruments:	$ 75,162	$ 75,162	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,973,245
Level 2 to Level 1	$ 49,985
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 95,022	$ (19,860)
Total Value of Derivatives	$ 95,022	$ (19,860)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United Kingdom	18.6%
Japan	17.8%
France	9.9%
Switzerland	9.8%
Germany	8.0%
United States of America	8.0%
Netherlands	4.5%
Australia	2.7%
Spain	2.4%
Sweden	2.1%
Hong Kong	1.6%
Bailiwick of Jersey	1.2%
Belgium	1.2%
Denmark	1.2%
Italy	1.1%
Korea (South)	1.1%
Brazil	1.1%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $56,251,261)		$ 69,662,959
Segregated cash with brokers for derivative instruments		136,920
Foreign currency held at value (cost $19,043)		18,913
Receivable for investments sold		801,000
Receivable for fund shares sold		50,019
Dividends receivable		356,344
Receivable for daily variation margin for derivative instruments		3,780
Prepaid expenses		38
Receivable from investment adviser for expense reductions		15,763
Other receivables		106
Total assets		71,045,842

Liabilities
Payable for investments purchased	$ 589,038
Payable for fund shares redeemed	2,149
Accrued management fee	37,594
Distribution and service plan fees payable	21
Other affiliated payables	7,942
Other payables and accrued expenses	71,436
Total liabilities		708,180

Net Assets		$ 70,337,662
Net Assets consist of:
Paid in capital		$ 55,888,735
Undistributed net investment income		560,266
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		394,282
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,494,379
Net Assets		$ 70,337,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

International Multi-Manager: Net Asset Value, offering price and redemption price per share ($68,581,989 ÷ 5,356,183 shares)	$ 12.80

Class F: Net Asset Value, offering price and redemption price per share ($1,546,649 ÷ 120,670 shares)	$ 12.82

Class L: Net Asset Value, offering price and redemption price per share ($104,550 ÷ 8,169 shares)	$ 12.80

Class N: Net Asset Value, offering price and redemption price per share ($104,474 ÷ 8,167 shares)	$ 12.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 1,816,111
Special dividends		494,969
Interest		10
Income before foreign taxes withheld		2,311,090
Less foreign taxes withheld		(138,884)
Total income		2,172,206

Expenses
Management fee	$ 422,690
Transfer agent fees	58,985
Distribution and service plan fees	77
Accounting fees and expenses	32,543
Custodian fees and expenses	137,331
Independent trustees' compensation	728
Registration fees	52,731
Audit	49,795
Legal	461
Miscellaneous	588
Total expenses before reductions	755,929
Expense reductions	(20,613)	735,316
Net investment income (loss)		1,436,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,640,664
Foreign currency transactions	(27,140)
Futures contracts	29,787
Total net realized gain (loss)		1,643,311
Change in net unrealized appreciation (depreciation) on: Investment securities	8,118,818
Assets and liabilities in foreign currencies	8,826
Futures contracts	75,162
Total change in net unrealized appreciation (depreciation)		8,202,806
Net gain (loss)		9,846,117
Net increase (decrease) in net assets resulting from operations		$ 11,283,007

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,436,890	$ 535,032
Net realized gain (loss)	1,643,311	34,292
Change in net unrealized appreciation (depreciation)	8,202,806	5,291,573
Net increase (decrease) in net assets resulting from operations	11,283,007	5,860,897
Distributions to shareholders from net investment income	(895,819)	(515,837)
Distributions to shareholders from net realized gain	(1,208,199)	(75,122)
Total distributions	(2,104,018)	(590,959)
Share transactions - net increase (decrease)	4,726,850	51,161,723
Redemption fees	157	5
Total increase (decrease) in net assets	13,905,996	56,431,666

Net Assets
Beginning of period	56,431,666	-
End of period (including undistributed net investment income of $560,266 and undistributed net investment income of $19,195, respectively)	$ 70,337,662	$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Years ended February 28,	2014	2013F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.27I	.11
Net realized and unrealized gain (loss)	1.89	1.05
Total from investment operations	2.16	1.16
Distributions from net investment income	(.17)	(.10)
Distributions from net realized gain	(.23)	(.02)
Total distributions	(.40)	(.12)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 12.80	$ 11.04
Total Return B,C	19.74%	11.64%
Ratios to Average Net Assets G
Expenses before reductions	1.20%	1.29% A
Expenses net of fee waivers, if any	1.18%	1.18% A
Expenses net of all reductions	1.17%	1.16% A
Net investment income (loss)	2.29%I	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,582	$ 56,164
Portfolio turnover rate E	46%	42%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period May 2, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.29I	.01
Net realized and unrealized gain (loss)	1.88	.35
Total from investment operations	2.17	.36
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.23)	-
Total distributions	(.40)	-
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 12.82	$ 11.05
Total Return B,C	19.85%	3.37%
Ratios to Average Net Assets G
Expenses before reductions	1.16%	1.25% A
Expenses net of fee waivers, if any	1.09%	1.09% A
Expenses net of all reductions	1.08%	1.07% A
Net investment income (loss)	2.38%I	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,547	$ 267
Portfolio turnover rate E	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.11I
Net realized and unrealized gain (loss)	.45
Total from investment operations	.56
Distributions from net investment income	(.17)
Distributions from net realized gain	(.21)
Total distributions	(.38)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 12.80
Total Return B,C	4.57%
Ratios to Average Net Assets G
Expenses before reductions	1.33% A
Expenses net of fee waivers, if any	1.18% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	2.88% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 105
Portfolio turnover rate E	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.10 I
Net realized and unrealized gain (loss)	.45
Total from investment operations	.55
Distributions from net investment income	(.17)
Distributions from net realized gain	(.21)
Total distributions	(.38)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 12.79
Total Return B,C	4.45%
Ratios to Average Net Assets G
Expenses before reductions	1.59% A
Expenses net of fee waivers, if any	1.43% A
Expenses net of all reductions	1.42% A
Net investment income (loss)	2.63% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate E	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

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2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,267,581
Gross unrealized depreciation	(1,063,468)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,204,113

Tax Cost	$ 56,458,846

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 560,362
Undistributed long-term capital gain	$ 677,028
Net unrealized appreciation (depreciation)	$ 13,211,632

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 1,208,713	$ 590,959
Long-term Capital Gains	895,305	-
Total	$ 2,104,018	$ 590,959

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

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Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $29,787 and a change in net unrealized appreciation (depreciation) of $75,162 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,366,807 and $27,532,483, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 77	$ 77

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
International Multi-Manager	$ 58,915.09
Class L	35	.11*
Class N	35	.11*
	$ 58,985

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

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Notes to Financial Statements - continued

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $91 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
International Multi-Manager	1.18%	$ 15,220
Class F	1.09%	456
Class L	1.18%	46
Class N	1.43%	49

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,842 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 A	2013 B
From net investment income
International Multi-Manager	$ 878,745	$ 515,837
Class F	14,394	-
Class L	1,356	-
Class N	1,324	-
Total	$ 895,819	$ 515,837

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8. Distributions to Shareholders - continued

Years ended February 28,	2014 A	2013 B
From net realized gain
International Multi-Manager	$ 1,186,847	$ 75,122
Class F	18,024	-
Class L	1,664	-
Class N	1,664	-
Total	$ 1,208,199	$ 75,122

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Distributions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 A	2013 B,C	2014 A	2013 B,C
International Multi-Manager
Shares sold	130,491	5,030,453	$ 1,604,892	$ 50,323,470
Reinvestment of distributions	168,763	56,336	2,065,592	590,959
Shares redeemed	(28,659)	(1,201)	(344,449)	(12,674)
Net increase (decrease)	270,595	5,085,588	$ 3,326,035	$ 50,901,755
Class F
Shares sold	101,699	24,194	$ 1,260,107	$ 259,968
Reinvestment of distributions	2,636	-	32,418	-
Shares redeemed	(7,859)	-	(97,718)	-
Net increase (decrease)	96,476	24,194	$ 1,194,807	$ 259,968
Class L
Shares sold	7,924	-	$ 100,000	$ -
Reinvestment of distributions	245	-	3,020	-
Net increase (decrease)	8,169	-	$ 103,020	$ -
Class N
Shares sold	7,924	-	$ 100,000	$ -
Reinvestment of distributions	243	-	2,988	-
Net increase (decrease)	8,167	-	$ 102,988	$ -

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

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Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 97% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

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Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	04/07/14	04/04/14	$0.109	$0.123

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $1,579,775, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 66%, and 10% of the dividends distributed in April 2013 and December 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	4/08/2013	$0.0144	$0.0021
	12/09/2013	$0.1272	$0.0223
	12/27/2013	$0.0017	$0.0000

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.09% and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board also noted that due to its relatively small size, the fund has higher fixed expenses in basis points.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Causeway Capital Management LLC

Massachusetts Financial Services Company

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-F-ANN-0414
1.951515.101

Strategic Advisers® International Multi-Manager Fund - Class L and Class N

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fundA
Class LB	19.77%	17.23%
Class NC	19.64%	17.16%

A From May 2, 2012.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class L on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for International Multi-Manager and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
International Multi-Manager	1.18%
Actual		$ 1,000.00	$ 1,141.30	$ 6.26 C
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 D
Class F	1.09%
Actual		$ 1,000.00	$ 1,142.30	$ 5.79 C
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 D
Class L	1.18%
Actual		$ 1,000.00	$ 1,045.70	$ 3.60 C
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 D
Class N	1.43%
Actual		$ 1,000.00	$ 1,044.50	$ 4.37 C
HypotheticalA		$ 1,000.00	$ 1,017.70	$ 7.15 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for International Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Novartis AG	1.8	1.5
KDDI Corp.	1.8	1.8
Bayer AG	1.7	1.6
Roche Holding AG (participation certificate)	1.7	2.0
Royal Dutch Shell PLC Class A (United Kingdom)	1.6	1.7
Nestle SA	1.5	1.4
Sumitomo Mitsui Financial Group, Inc.	1.3	1.3
BNP Paribas SA	1.2	1.2
UBS AG	1.2	1.1
Reckitt Benckiser Group PLC	1.1	1.0
	14.9
Top Five Market Sectors as of February 28, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.3	22.4
Industrials	12.4	12.5
Consumer Discretionary	11.6	11.9
Consumer Staples	10.4	11.2
Health Care	10.0	9.9
Geographic Diversification (% of fund's net assets)
As of February 28, 2014
United Kingdom 18.6%
Japan 17.8%
France 9.9%
Switzerland 9.8%
Germany 8.0%
United States of America* 8.0%
Netherlands 4.5%
Australia 2.7%
Spain 2.4%
Other 18.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of August 31, 2013
United Kingdom 21.5%
Japan 20.3%
France 9.8%
Switzerland 9.5%
Germany 8.3%
United States of America* 4.1%
Netherlands 4.1%
Australia 2.8%
Sweden 2.4%
Other 17.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Stocks 92.7%	Stocks 95.8%
Other 0.1%	Other 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 7.2%	Short-Term Investments and Net Other Assets (Liabilities) 4.1%

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 1.2%
Autoliv, Inc.	1,280	$ 123,315
Continental AG	763	185,726
DENSO Corp.	6,500	348,733
Halla Visteon Climate Control Corp.	390	14,536
Minth Group Ltd.	8,000	16,019
Pirelli & C. S.p.A.	1,600	27,827
TS tech Co. Ltd.	600	19,574
Valeo SA	668	93,541
		829,271
Automobiles - 2.5%
Bayerische Motoren Werke AG (BMW)	1,576	183,165
Daimler AG (Germany)	4,106	382,670
Fuji Heavy Industries Ltd.	4,800	130,294
Honda Motor Co. Ltd.	8,400	302,342
Kia Motors Corp.	1,690	87,791
Mazda Motor Corp. (a)	9,000	43,470
Peugeot Citroen SA (a)	4,988	88,471
Renault SA	300	29,901
Suzuki Motor Corp.	1,100	29,595
Tata Motors Ltd. sponsored ADR	1,579	55,076
Toyota Motor Corp.	7,900	454,670
		1,787,445
Diversified Consumer Services - 0.1%
Kroton Educacional SA	2,000	37,275
Hotels, Restaurants & Leisure - 2.0%
Arcos Dorados Holdings, Inc. Class A	560	4,922
Carnival PLC	3,551	146,030
Compass Group PLC	36,004	569,444
InterContinental Hotel Group PLC	1,691	54,998
MGM China Holdings Ltd.	10,400	44,358
Paddy Power PLC (Ireland)	819	68,551
Sands China Ltd.	24,400	204,053
Sodexo SA	400	42,679
Whitbread PLC	3,721	279,585
		1,414,620
Household Durables - 0.2%
Berkeley Group Holdings PLC	1,021	46,863
Haier Electronics Group Co. Ltd.	4,000	11,829
Iida Group Holdings Co. Ltd. (a)	1,200	18,135
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Taylor Wimpey PLC	22,300	$ 46,678
Techtronic Industries Co. Ltd.	15,000	39,817
		163,322
Internet & Catalog Retail - 0.2%
ASOS PLC (a)	143	16,666
LG Home Shopping, Inc.	53	12,877
Rakuten, Inc.	3,900	55,911
Start Today Co. Ltd.	900	22,179
Vipshop Holdings Ltd. ADR (a)	135	17,728
		125,361
Leisure Equipment & Products - 0.5%
Nikon Corp.	12,800	234,976
Sankyo Co. Ltd. (Gunma)	800	33,173
Sega Sammy Holdings, Inc.	2,100	49,069
Yamaha Corp.	2,200	30,207
		347,425
Media - 2.6%
Altice S.A.	800	34,784
Daily Mail & General Trust PLC Class A	2,263	39,866
Dentsu, Inc.	500	18,856
Fuji Media Holdings, Inc.	7,200	130,317
ITV PLC	68,721	232,340
Naspers Ltd. Class N	372	44,868
Nippon Television Network Corp.	10,500	174,673
Pearson PLC	3,380	57,240
ProSiebenSat.1 Media AG	1,466	69,913
Publicis Groupe SA	2,455	233,138
realestate.com.au Ltd.	438	19,382
Reed Elsevier NV	26,330	576,228
Reed Elsevier PLC	2,400	36,793
RTL Group SA	400	51,590
Sky Deutschland AG (a)	3,600	37,715
UBM PLC	3,494	41,980
WPP PLC	2,577	56,444
		1,856,127
Multiline Retail - 0.2%
Don Quijote Holdings Co. Ltd.	400	21,696
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Lifestyle International Holdings Ltd.	8,000	$ 15,772
Next PLC	707	79,736
		117,204
Specialty Retail - 1.0%
Chow Tai Fook Jewellery Group Ltd.	9,600	16,799
Dunelm Group PLC	772	12,850
Esprit Holdings Ltd.	42,750	80,316
Galiform PLC	4,110	26,126
H&M Hennes & Mauritz AB (B Shares)	3,734	168,424
Inditex SA	1,171	168,583
Kingfisher PLC	7,400	48,823
Nitori Holdings Co. Ltd.	400	18,080
United Arrows Ltd.	100	3,306
USS Co. Ltd.	7,600	102,384
World Duty Free SpA (a)	1,353	19,889
		665,580
Textiles, Apparel & Luxury Goods - 0.9%
adidas AG	550	64,074
Burberry Group PLC	1,200	30,966
Compagnie Financiere Richemont SA Series A	905	90,140
ECLAT Textile Co. Ltd.	1,060	13,496
Gildan Activewear, Inc.	300	15,381
Hermes International SCA	63	20,305
Kering SA	200	41,023
Li & Fung Ltd.	108,000	141,392
LVMH Moet Hennessy - Louis Vuitton SA	990	184,272
Pandora A/S	501	33,953
Yue Yuen Industrial (Holdings) Ltd.	7,500	22,953
		657,955
TOTAL CONSUMER DISCRETIONARY		8,001,585
CONSUMER STAPLES - 9.8%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	1,979	206,992
Diageo PLC	1,372	43,084
Heineken NV (Bearer)	5,173	349,803
ITO EN Ltd.	1,400	31,406
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Pernod Ricard SA	3,124	$ 367,775
SABMiller PLC	1,400	68,620
		1,067,680
Food & Staples Retailing - 1.0%
Carrefour SA	1,608	59,306
Colruyt NV	101	5,608
Lawson, Inc.	2,800	194,242
Seven & i Holdings Co., Ltd.	2,000	75,202
Sundrug Co. Ltd.	2,100	84,499
Tesco PLC	29,070	160,078
Tsuruha Holdings, Inc.	200	18,591
Wesfarmers Ltd.	2,556	97,962
Wumart Stores, Inc. (H Shares)	10,000	11,842
		707,330
Food Products - 3.1%
Ajinomoto Co., Inc.	1,000	15,525
Danone SA	9,682	682,733
M. Dias Branco SA	1,600	55,887
Nestle SA	14,123	1,066,925
Toyo Suisan Kaisha Ltd.	1,000	33,605
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,274	248,104
Unilever PLC	1,400	57,260
		2,160,039
Household Products - 1.2%
Henkel AG & Co. KGaA	380	38,442
Reckitt Benckiser Group PLC	9,221	758,772
Svenska Cellulosa AB (SCA) (B Shares)	2,200	66,807
		864,021
Personal Products - 0.9%
Kao Corp.	12,600	433,870
Kobayashi Pharmaceutical Co. Ltd.	2,300	130,176
Kose Corp.	1,900	61,983
		626,029
Tobacco - 2.1%
British American Tobacco PLC (United Kingdom)	12,685	691,477
Imperial Tobacco Group PLC	2,288	93,370
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Japan Tobacco, Inc.	16,400	$ 522,336
KT&G Corp.	2,367	173,564
		1,480,747
TOTAL CONSUMER STAPLES		6,905,846
ENERGY - 5.3%
Energy Equipment & Services - 0.8%
China Oilfield Services Ltd. (H Shares)	6,000	16,275
Fred Olsen Energy ASA	137	4,497
John Wood Group PLC	2,000	25,554
Subsea 7 SA	800	15,262
Technip SA	3,408	334,882
Tecnicas Reunidas SA	2,561	142,176
		538,646
Oil, Gas & Consumable Fuels - 4.5%
BG Group PLC	27,404	499,506
Cairn Energy PLC (a)	22,753	75,745
Cenovus Energy, Inc.	1,480	39,175
CNOOC Ltd.	128,000	209,551
Dragon Oil PLC	2,807	28,461
Galp Energia SGPS SA Class B	1,862	31,304
Genel Energy PLC (a)	1,537	28,234
Imperial Oil Ltd.	5,200	233,960
INPEX Corp.	7,300	92,759
JX Holdings, Inc.	2,500	12,984
Oil Search Ltd. ADR	9,694	74,826
Reliance Industries Ltd. GDR (c)	1,498	38,678
Repsol YPF SA	4,139	104,006
Royal Dutch Shell PLC:
Class A (United Kingdom)	31,592	1,150,109
Class B (United Kingdom)	292	11,360
Total SA	8,639	560,491
		3,191,149
TOTAL ENERGY		3,729,795
FINANCIALS - 22.2%
Capital Markets - 2.3%
Ashmore Group PLC	756	4,008
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Azimut Holding SpA	803	$ 26,812
Banca Generali SpA	1,001	32,677
CI Financial Corp.	1,460	45,212
Coronation Fund Managers Ltd.	1,921	15,701
Credit Suisse Group AG	1,261	39,593
Daiwa Securities Group, Inc.	26,000	235,292
Haitong Securities Co. Ltd. (H Shares)	10,400	13,884
Hargreaves Lansdown PLC	1,128	26,388
Julius Baer Group Ltd.	3,929	184,143
Jupiter Fund Management PLC	4,009	29,324
Macquarie Group Ltd.	1,048	52,623
Nomura Holdings, Inc.	7,500	50,876
Partners Group Holding AG	145	37,771
UBS AG	37,749	807,564
		1,601,868
Commercial Banks - 11.7%
Australia & New Zealand Banking Group Ltd.	6,420	184,126
Banco Bilbao Vizcaya Argentaria SA	14,056	173,655
Bank of Ireland (a)	220,350	115,365
Bankinter SA	4,100	33,237
Barclays PLC	96,406	406,117
BNP Paribas SA	10,308	846,005
Chiba Bank Ltd.	7,000	42,504
Commerzbank AG (a)	3,800	68,921
Commonwealth Bank of Australia	1,451	96,670
Credicorp Ltd.	267	34,683
Credit Agricole SA (a)	5,425	86,263
Criteria CaixaCorp SA	12,417	78,326
DBS Group Holdings Ltd.	9,000	117,288
DNB ASA	9,974	180,968
Dubai Islamic Bank Pakistan Ltd. (a)	12,209	20,443
Erste Group Bank AG	6,005	213,103
First Gulf Bank PJSC	6,849	41,583
Guaranty Trust Bank PLC GDR (Reg. S)	1,768	13,260
HDFC Bank Ltd. sponsored ADR	3,192	107,219
HSBC Holdings PLC:
(Hong Kong)	24,800	260,863
(United Kingdom)	64,320	678,834
Intesa Sanpaolo SpA	73,712	228,519
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Joyo Bank Ltd.	10,000	$ 47,656
Jyske Bank A/S (Reg.) (a)	671	40,336
Kasikornbank PCL NVDR	10,800	56,441
KBC Groupe SA	8,381	531,910
Lloyds Banking Group PLC (a)	369,147	509,793
Mitsubishi UFJ Financial Group, Inc.	38,000	220,197
Nordea Bank AB	8,000	114,604
North Pacific Bank Ltd.	10,000	37,634
Powszechna Kasa Oszczednosci Bank SA	3,685	53,978
PT Bank Rakyat Indonesia Tbk	65,800	52,571
Royal Bank of Scotland Group PLC (a)	28,489	156,005
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	3,074	31,263
Seven Bank Ltd.	4,200	15,352
Skandinaviska Enskilda Banken AB (A Shares)	10,294	144,737
Societe Generale Series A	1,307	87,271
Standard Chartered PLC (United Kingdom)	8,950	189,588
Sumitomo Mitsui Financial Group, Inc.	20,300	911,430
Sumitomo Mitsui Trust Holdings, Inc.	9,000	42,221
Svenska Handelsbanken AB (A Shares)	1,000	52,249
Swedbank AB (A Shares)	1,200	33,876
Sydbank A/S (a)	1,363	36,757
TCS Group Holding PLC GDR (c)	848	10,261
The Hachijuni Bank Ltd.	7,000	37,555
The Suruga Bank Ltd.	2,000	35,197
The Toronto-Dominion Bank	1,478	66,952
UniCredit SpA	27,980	222,649
United Overseas Bank Ltd.	5,000	81,371
Westpac Banking Corp.	9,829	294,988
Wing Hang Bank Ltd.	3,058	41,769
		8,184,563
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	2,200	53,870
Flexigroup Ltd.	3,227	11,144
Provident Financial PLC	614	19,299
		84,313
Diversified Financial Services - 1.1%
Century Tokyo Leasing Corp.	700	20,023
IG Group Holdings PLC	8,755	92,802
ING Groep NV (Certificaten Van Aandelen) (a)	25,169	365,506
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
London Stock Exchange Group PLC	1,000	$ 33,943
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,000	25,499
ORIX Corp.	15,300	225,508
		763,281
Insurance - 5.0%
AEGON NV	9,800	88,343
AIA Group Ltd.	71,000	347,198
Amlin PLC	11,652	87,784
Aviva PLC	37,686	299,624
AXA SA	19,364	506,231
BB Seguridade Participacoes SA	5,400	53,660
Catlin Group Ltd.	6,208	55,201
Delta Lloyd NV	6,170	176,163
Euler Hermes SA	433	54,388
Hiscox Ltd.	18,240	199,146
Jardine Lloyd Thompson Group PLC	4,524	80,302
Lancashire Holdings Ltd.	1,552	19,063
Legal & General Group PLC	5,384	21,674
MAPFRE SA (Reg.)	4,485	18,572
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	8,500	69,058
Prudential PLC	14,820	335,565
Resolution Ltd.	4,500	28,469
Sampo Oyj (A Shares)	3,688	186,874
Sony Financial Holdings, Inc.	10,700	173,112
St. James's Place Capital PLC	2,052	30,067
Suncorp-Metway Ltd.	5,403	58,531
Swiss Re Ltd.	720	67,293
Tokio Marine Holdings, Inc.	1,100	32,679
Zurich Insurance Group AG	1,768	541,758
		3,530,755
Real Estate Investment Trusts - 0.5%
British Land Co. PLC	2,936	34,268
Derwent London PLC	444	20,602
Fibra Uno Administracion SA de CV	7,095	22,456
Link (REIT)	19,150	88,957
Mirvac Group unit	11,575	18,231
Unibail-Rodamco	395	104,082
Westfield Group unit	7,115	65,205
		353,801
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 1.5%
AEON Mall Co. Ltd.	990	$ 27,384
Countrywide PLC	1,592	16,369
Deutsche Annington Immobilien SE	2,418	65,650
Deutsche Wohnen AG (a)	8,967	184,481
Deutsche Wohnen AG (Bearer)	6,955	147,360
Emaar Properties PJSC	16,823	41,680
GAGFAH SA (a)	1,390	21,143
Global Logistic Properties Ltd.	10,000	22,325
Hongkong Land Holdings Ltd.	4,000	25,080
Hysan Development Co. Ltd.	4,000	16,700
LEG Immobilien AG	1,230	79,965
Mitsubishi Estate Co. Ltd.	6,000	142,308
Mitsui Fudosan Co. Ltd.	2,000	59,786
Sumitomo Realty & Development Co. Ltd.	1,000	40,405
Sun Hung Kai Properties Ltd.	4,000	51,182
Swire Pacific Ltd. (A Shares)	1,500	16,845
TAG Immobilien AG	6,310	79,650
Wharf Holdings Ltd.	6,000	41,866
		1,080,179
TOTAL FINANCIALS		15,598,760
HEALTH CARE - 10.0%
Biotechnology - 0.5%
Abcam PLC	2,426	19,997
Actelion Ltd.	457	48,454
CSL Ltd.	2,715	174,921
Grifols SA	555	31,639
Grifols SA ADR	1,450	61,016
		336,027
Health Care Equipment & Supplies - 0.4%
Ansell Ltd.	1,355	21,946
Coloplast A/S Series B	464	39,084
Elekta AB (B Shares)	389	5,172
GN Store Nordic A/S	1,896	46,887
Nihon Kohden Corp.	1,500	60,430
Olympus Corp. (a)	700	24,321
Sonova Holding AG Class B	565	79,916
Straumann Holding AG	81	17,443
		295,199
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	400	$ 62,169
Miraca Holdings, Inc.	600	27,356
Odontoprev SA	7,900	28,874
Ryman Healthcare Group Ltd.	2,716	17,989
Ship Healthcare Holdings, Inc.	500	17,859
		154,247
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	84	24,557
Morphosys AG (a)	182	16,902
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	554	21,307
		62,766
Pharmaceuticals - 8.8%
Astellas Pharma, Inc.	2,500	162,502
AstraZeneca PLC (United Kingdom)	692	47,040
Bayer AG	8,413	1,194,923
BTG PLC (a)	2,282	22,928
GlaxoSmithKline PLC	26,073	730,295
Hikma Pharmaceuticals PLC	1,853	44,496
Novartis AG	15,236	1,268,094
Novo Nordisk A/S Series B	4,150	197,494
Roche Holding AG (participation certificate)	3,804	1,171,252
Rohto Pharmaceutical Co. Ltd.	1,000	16,832
Sanofi SA	5,570	579,335
Santen Pharmaceutical Co. Ltd.	5,900	275,666
Shire PLC	5,470	302,574
Sino Biopharmaceutical Ltd.	32,000	29,730
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,949	97,236
UCB SA	500	40,132
		6,180,529
TOTAL HEALTH CARE		7,028,768
INDUSTRIALS - 12.4%
Aerospace & Defense - 1.0%
Airbus Group NV	1,100	81,064
BAE Systems PLC	4,900	33,716
Cobham PLC	34,368	171,674
Finmeccanica SpA (a)	6,800	66,876
Meggitt PLC	9,959	84,051
Rolls-Royce Group PLC	9,765	163,356
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Safran SA	1,000	$ 70,409
Singapore Technologies Engineering Ltd.	8,000	23,981
Zodiac Aerospace	785	27,722
		722,849
Air Freight & Logistics - 0.8%
PostNL NV (a)	34,153	163,392
Yamato Holdings Co. Ltd.	20,400	423,525
		586,917
Airlines - 0.7%
Cathay Pacific Airways Ltd.	7,000	14,252
easyJet PLC	2,846	82,019
International Consolidated Airlines Group SA (a)	6,100	44,558
International Consolidated Airlines Group SA CDI (a)	31,519	230,649
Japan Airlines Co. Ltd.	300	14,916
Ryanair Holdings PLC sponsored ADR (a)	1,100	62,436
WestJet Airlines Ltd.	214	4,926
		453,756
Building Products - 0.8%
ASSA ABLOY AB (B Shares)	1,300	66,200
Compagnie de St. Gobain	1,302	78,176
Daikin Industries Ltd.	2,500	144,042
Geberit AG (Reg.)	696	218,890
Toto Ltd.	2,000	28,381
		535,689
Commercial Services & Supplies - 0.6%
Babcock International Group PLC	4,682	115,330
Berendsen PLC	960	16,831
Brambles Ltd.	27,795	232,403
Intrum Justitia AB	506	14,758
Park24 Co. Ltd.	800	16,138
Secom Co. Ltd.	900	50,952
		446,412
Construction & Engineering - 0.8%
Balfour Beatty PLC	18,779	100,220
Chiyoda Corp.	1,000	15,221
JGC Corp.	7,000	259,631
Keller Group PLC	866	18,417
VINCI SA	1,856	138,672
		532,161
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.9%
ABB Ltd. (Reg.)	7,031	$ 179,446
Legrand SA	9,981	618,990
Mitsubishi Electric Corp.	7,000	83,309
Nidec Corp.	900	110,671
OSRAM Licht AG (a)	948	64,451
Schneider Electric SA	2,749	245,690
Sumitomo Electric Industries Ltd.	1,800	27,630
		1,330,187
Industrial Conglomerates - 1.6%
Bidvest Group Ltd.	1,395	32,860
Hutchison Whampoa Ltd.	9,000	121,306
Keppel Corp. Ltd.	4,000	33,038
Koninklijke Philips Electronics NV	3,354	117,135
SembCorp Industries Ltd.	19,000	81,087
Siemens AG	5,407	720,902
		1,106,328
Machinery - 1.6%
Andritz AG	400	25,141
Atlas Copco AB (A Shares)	10,743	301,765
Burckhardt Compression Holding AG	35	18,226
GEA Group AG	1,300	63,055
Glory Ltd.	2,000	52,216
IMI PLC	2,767	70,661
Joy Global, Inc.	1,800	99,000
JTEKT Corp.	2,100	35,149
Kawasaki Heavy Industries Ltd.	10,000	41,043
Komatsu Ltd.	1,900	40,175
Kone Oyj (B Shares)	718	29,246
Schindler Holding AG (participation certificate)	1,347	202,012
SembCorp Marine Ltd.	25,000	81,056
Senior Engineering Group PLC	2,373	11,428
SMC Corp.	200	50,732
Sumitomo Heavy Industries Ltd.	3,000	13,876
		1,134,781
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	5	61,130
Orient Overseas International Ltd.	3,000	14,748
		75,878
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.8%
Adecco SA (Reg.)	436	$ 37,651
Bertrandt AG	126	18,522
Capita Group PLC	6,245	119,216
Experian PLC	8,754	158,464
Hays PLC	6,956	16,657
Michael Page International PLC	13,608	115,531
SEEK Ltd.	2,433	37,147
SGS SA (Reg.)	20	49,551
		552,739
Road & Rail - 0.3%
Canadian National Railway Co.	1,212	68,475
Canadian Pacific Railway Ltd.	393	61,667
East Japan Railway Co.	1,000	78,202
		208,344
Trading Companies & Distributors - 1.2%
Ashtead Group PLC	3,469	50,887
Brenntag AG	914	170,000
Bunzl PLC	13,832	364,344
Itochu Corp.	8,200	102,188
Misumi Group, Inc.	500	14,552
Mitsubishi Corp.	3,800	72,935
Noble Group Ltd.	23,000	18,688
Wolseley PLC	740	43,073
		836,667
Transportation Infrastructure - 0.2%
Abertis Infraestructuras SA	1,300	30,541
Airports of Thailand PCL (For. Reg.)	2,700	15,517
China Merchant Holdings International Co. Ltd.	28,000	99,400
Sydney Airport unit	7,295	26,429
		171,887
TOTAL INDUSTRIALS		8,694,595
INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 1.0%
Nokia Corp. (a)	34,453	262,246
Telefonaktiebolaget LM Ericsson (B Shares)	35,429	457,985
		720,231
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.0%
Seiko Epson Corp.	400	$ 12,027
Wincor Nixdorf AG	374	29,978
		42,005
Electronic Equipment & Components - 1.5%
China High Precision Automation Group Ltd. (a)	15,000	580
Delta Electronics, Inc.	5,000	27,790
Halma PLC	14,506	148,175
Hirose Electric Co. Ltd.	900	128,230
Hitachi Ltd.	34,000	269,246
Hoya Corp.	2,500	74,089
Keyence Corp.	300	128,731
Murata Manufacturing Co. Ltd.	500	47,612
Omron Corp.	1,400	58,809
Spectris PLC	2,278	93,725
TDK Corp.	600	25,994
Venture Corp. Ltd.	6,000	35,735
		1,038,716
Internet Software & Services - 0.6%
Baidu.com, Inc. sponsored ADR (a)	460	78,628
Kakaku.com, Inc.	1,400	23,290
Mail.Ru Group Ltd. GDR (Reg. S)	611	25,906
Naver Corp.	46	35,240
NetEase.com, Inc. sponsored ADR	100	6,917
Qihoo 360 Technology Co. Ltd. ADR (a)	229	25,103
Tencent Holdings Ltd.	900	72,192
Yahoo! Japan Corp.	18,200	115,396
Yandex NV (a)	560	21,000
		403,672
IT Services - 2.1%
Amadeus IT Holding SA Class A	10,041	441,636
Atos Origin SA	404	39,286
Cap Gemini SA	1,079	84,490
Cielo SA	1,700	46,039
Cognizant Technology Solutions Corp. Class A (a)	1,120	116,547
Computershare Ltd.	14,510	153,693
Fujitsu Ltd. (a)	5,000	31,264
Infosys Ltd. sponsored ADR	872	53,776
Nomura Research Institute Ltd.	8,600	281,399
OBIC Co. Ltd.	3,800	119,672
Otsuka Corp.	100	12,843
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
SCSK Corp.	600	$ 18,070
Wirecard AG	624	29,276
WNS Holdings Ltd. sponsored ADR (a)	1,663	33,077
		1,461,068
Office Electronics - 0.4%
Canon, Inc.	3,100	96,722
Konica Minolta, Inc.	1,500	15,304
Neopost SA	1,731	159,151
		271,177
Semiconductors & Semiconductor Equipment - 1.2%
ASM International NV (Netherlands)	1,050	40,603
Infineon Technologies AG	21,640	245,529
MediaTek, Inc.	13,000	190,820
Nanoco Group PLC (a)	1,847	3,727
NXP Semiconductors NV (a)	1,487	83,614
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	16,891	305,220
		869,513
Software - 0.6%
Check Point Software Technologies Ltd. (a)	836	56,363
Dassault Systemes SA	532	61,154
Nintendo Co. Ltd.	600	74,160
SAP AG	2,460	197,863
SimCorp A/S	640	25,155
Trend Micro, Inc.	800	26,915
		441,610
TOTAL INFORMATION TECHNOLOGY		5,247,992
MATERIALS - 6.2%
Chemicals - 3.9%
Air Liquide SA	300	41,310
Akzo Nobel NV	8,774	726,766
Arkema SA	550	59,822
Asahi Kasei Corp.	11,000	78,393
BASF AG	1,387	159,706
Chugoku Marine Paints Ltd.	1,000	5,797
Clariant AG (Reg.)	4,277	87,631
DuluxGroup Ltd.	3,815	18,281
Givaudan SA	239	375,009
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
HEXPOL AB (B Shares)	384	$ 34,617
Johnson Matthey PLC	427	23,324
JSR Corp.	6,700	114,750
Lanxess AG	600	44,540
Linde AG	1,713	355,023
Mitsubishi Gas Chemical Co., Inc.	2,000	12,754
Nippon Kayaku Co. Ltd.	1,000	13,055
Royal DSM NV	900	57,511
Shin-Etsu Chemical Co., Ltd.	4,600	261,266
Symrise AG	4,007	196,843
Syngenta AG (Switzerland)	249	90,646
		2,757,044
Construction Materials - 0.3%
CRH PLC	1,695	49,990
HeidelbergCement Finance AG	766	63,143
James Hardie Industries PLC CDI	5,435	70,324
Lafarge SA (Bearer)	200	15,037
		198,494
Containers & Packaging - 0.4%
DS Smith PLC	2,855	16,872
Rexam PLC	17,136	141,668
Smurfit Kappa Group PLC	4,208	117,270
		275,810
Metals & Mining - 1.6%
Fresnillo PLC	800	12,747
Glencore Xstrata PLC	17,706	97,606
Hitachi Metals Ltd.	1,000	14,926
Iluka Resources Ltd.	11,887	99,603
JFE Holdings, Inc.	800	16,329
Randgold Resources Ltd.	400	31,680
Rio Tinto Ltd.	2,499	149,052
Rio Tinto PLC	12,218	700,588
		1,122,531
Paper & Forest Products - 0.0%
Mondi PLC	1,500	27,530
Stora Enso Oyj (R Shares)	1,800	20,510
		48,040
TOTAL MATERIALS		4,401,919
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 1.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	21,740	$ 35,254
BT Group PLC	47,247	324,957
China Unicom Ltd.	38,000	50,295
HKT Trust/HKT Ltd. unit	23,000	24,421
Hutchison Telecommunications Hong Kong Holdings Ltd.	2,000	727
Koninklijke KPN NV (a)	14,675	52,302
PCCW Ltd.	29,000	13,789
Singapore Telecommunications Ltd.	7,000	19,879
Swisscom AG	110	65,162
TDC A/S	27,027	268,445
Telefonica SA	2,388	36,513
Telenor ASA	2,800	61,859
Telstra Corp. Ltd.	30,712	138,400
Verizon Communications, Inc.	2,287	108,450
		1,200,453
Wireless Telecommunication Services - 3.5%
KDDI Corp.	20,700	1,265,922
Millicom International Cellular SA (depository receipt)	150	15,640
NTT DoCoMo, Inc.	7,700	128,340
SK Telecom Co. Ltd.	1,385	282,103
SoftBank Corp.	1,200	90,940
StarHub Ltd.	6,000	19,785
Turkcell Iletisim Hizmet A/S (a)	3,160	16,414
Vodafone Group PLC	151,157	629,866
		2,449,010
TOTAL TELECOMMUNICATION SERVICES		3,649,463
UTILITIES - 1.5%
Electric Utilities - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	2,000	13,040
Enel SpA	6,584	33,807
Energias do Brasil SA	10,400	39,608
Iberdrola SA	11,613	77,214
Korea Electric Power Corp. (a)	4,470	155,084
Scottish & Southern Energy PLC	600	14,096
Tohoku Electric Power Co., Inc. (a)	1,600	18,772
		351,621
Gas Utilities - 0.4%
APA Group unit	3,872	23,081
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - continued
China Resources Gas Group Ltd.	16,000	$ 56,285
Snam Rete Gas SpA	13,540	77,075
Tokyo Gas Co. Ltd.	19,000	95,447
		251,888
Independent Power Producers & Energy Traders - 0.0%
Drax Group PLC	2,400	32,393
Multi-Utilities - 0.6%
Canadian Utilities Ltd. Class A (non-vtg.)	670	23,713
GDF Suez	13,005	333,705
RWE AG	1,000	40,049
Suez Environnement SA	2,100	41,972
		439,439
TOTAL UTILITIES		1,075,341
TOTAL COMMON STOCKS (Cost $51,043,477)		64,334,064
Nonconvertible Preferred Stocks - 1.3%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	600	156,526
CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Ambev SA sponsored ADR	12,380	89,136
Household Products - 0.5%
Henkel AG & Co. KGaA	2,949	329,100
TOTAL CONSUMER STAPLES		418,236
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR	5,520	61,824
Nonconvertible Preferred Stocks - continued
	Shares	Value
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Itau Unibanco Holding SA	3,400	$ 45,285
Itau Unibanco Holding SA sponsored ADR	2,367	31,528
		76,813
MATERIALS - 0.1%
Metals & Mining - 0.1%
Gerdau SA sponsored	8,620	53,875
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Telecom Italia SpA (Risparmio Shares)	111,791	97,876
Telefonica Brasil SA sponsored	2,170	40,471
		138,347
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $789,786)		905,621
Equity Funds - 0.1%

Other - 0.1%
iShares MSCI Japan Index ETF (Cost $74,578)	6,878	79,854
Money Market Funds - 6.2%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $4,343,420)	4,343,420	4,343,420
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $56,251,261)		69,662,959
NET OTHER ASSETS (LIABILITIES) - 1.0%		674,703
NET ASSETS - 100%		$ 70,337,662
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6 CME Nikkei 225 Index Contracts (Japan)	March 2014	$ 447,900	$ (19,860)
21 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	2,025,765	95,022
TOTAL EQUITY INDEX CONTRACTS		$ 2,473,665	$ 75,162

The face value of futures purchased as a percentage of net assets is 3.5%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $48,939 or 0.1% of net assets.

Other Information

The following is a summary of the inputs used, as of February 28, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 8,158,111	$ 5,730,472	$ 2,427,639	$ -
Consumer Staples	7,324,082	3,120,496	4,203,586	-
Energy	3,791,619	1,754,365	2,037,254	-
Financials	15,675,573	9,192,948	6,482,625	-
Health Care	7,028,768	2,545,861	4,482,907	-
Industrials	8,694,595	6,150,182	2,544,413	-
Information Technology	5,247,992	3,674,317	1,573,095	580
Materials	4,455,794	3,213,847	1,241,947	-
Telecommunication Services	3,787,810	812,282	2,975,528	-
Utilities	1,075,341	824,810	250,531	-
Equity Funds	79,854	79,854	-	-
Money Market Funds	4,343,420	4,343,420	-	-
Total Investments in Securities:	$ 69,662,959	$ 41,442,854	$ 28,219,525	$ 580
Derivative Instruments:
Assets
Futures Contracts	$ 95,022	$ 95,022	$ -	$ -
Liabilities
Futures Contracts	$ (19,860)	$ (19,860)	$ -	$ -
Total Derivative Instruments:	$ 75,162	$ 75,162	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,973,245
Level 2 to Level 1	$ 49,985
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 95,022	$ (19,860)
Total Value of Derivatives	$ 95,022	$ (19,860)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United Kingdom	18.6%
Japan	17.8%
France	9.9%
Switzerland	9.8%
Germany	8.0%
United States of America	8.0%
Netherlands	4.5%
Australia	2.7%
Spain	2.4%
Sweden	2.1%
Hong Kong	1.6%
Bailiwick of Jersey	1.2%
Belgium	1.2%
Denmark	1.2%
Italy	1.1%
Korea (South)	1.1%
Brazil	1.1%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $56,251,261)		$ 69,662,959
Segregated cash with brokers for derivative instruments		136,920
Foreign currency held at value (cost $19,043)		18,913
Receivable for investments sold		801,000
Receivable for fund shares sold		50,019
Dividends receivable		356,344
Receivable for daily variation margin for derivative instruments		3,780
Prepaid expenses		38
Receivable from investment adviser for expense reductions		15,763
Other receivables		106
Total assets		71,045,842

Liabilities
Payable for investments purchased	$ 589,038
Payable for fund shares redeemed	2,149
Accrued management fee	37,594
Distribution and service plan fees payable	21
Other affiliated payables	7,942
Other payables and accrued expenses	71,436
Total liabilities		708,180

Net Assets		$ 70,337,662
Net Assets consist of:
Paid in capital		$ 55,888,735
Undistributed net investment income		560,266
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		394,282
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,494,379
Net Assets		$ 70,337,662

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

International Multi-Manager: Net Asset Value, offering price and redemption price per share ($68,581,989 ÷ 5,356,183 shares)	$ 12.80

Class F: Net Asset Value, offering price and redemption price per share ($1,546,649 ÷ 120,670 shares)	$ 12.82

Class L: Net Asset Value, offering price and redemption price per share ($104,550 ÷ 8,169 shares)	$ 12.80

Class N: Net Asset Value, offering price and redemption price per share ($104,474 ÷ 8,167 shares)	$ 12.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 1,816,111
Special dividends		494,969
Interest		10
Income before foreign taxes withheld		2,311,090
Less foreign taxes withheld		(138,884)
Total income		2,172,206

Expenses
Management fee	$ 422,690
Transfer agent fees	58,985
Distribution and service plan fees	77
Accounting fees and expenses	32,543
Custodian fees and expenses	137,331
Independent trustees' compensation	728
Registration fees	52,731
Audit	49,795
Legal	461
Miscellaneous	588
Total expenses before reductions	755,929
Expense reductions	(20,613)	735,316
Net investment income (loss)		1,436,890
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,640,664
Foreign currency transactions	(27,140)
Futures contracts	29,787
Total net realized gain (loss)		1,643,311
Change in net unrealized appreciation (depreciation) on: Investment securities	8,118,818
Assets and liabilities in foreign currencies	8,826
Futures contracts	75,162
Total change in net unrealized appreciation (depreciation)		8,202,806
Net gain (loss)		9,846,117
Net increase (decrease) in net assets resulting from operations		$ 11,283,007

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,436,890	$ 535,032
Net realized gain (loss)	1,643,311	34,292
Change in net unrealized appreciation (depreciation)	8,202,806	5,291,573
Net increase (decrease) in net assets resulting from operations	11,283,007	5,860,897
Distributions to shareholders from net investment income	(895,819)	(515,837)
Distributions to shareholders from net realized gain	(1,208,199)	(75,122)
Total distributions	(2,104,018)	(590,959)
Share transactions - net increase (decrease)	4,726,850	51,161,723
Redemption fees	157	5
Total increase (decrease) in net assets	13,905,996	56,431,666

Net Assets
Beginning of period	56,431,666	-
End of period (including undistributed net investment income of $560,266 and undistributed net investment income of $19,195, respectively)	$ 70,337,662	$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Years ended February 28,	2014	2013F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.04	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.27I	.11
Net realized and unrealized gain (loss)	1.89	1.05
Total from investment operations	2.16	1.16
Distributions from net investment income	(.17)	(.10)
Distributions from net realized gain	(.23)	(.02)
Total distributions	(.40)	(.12)
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 12.80	$ 11.04
Total Return B,C	19.74%	11.64%
Ratios to Average Net Assets G
Expenses before reductions	1.20%	1.29% A
Expenses net of fee waivers, if any	1.18%	1.18% A
Expenses net of all reductions	1.17%	1.16% A
Net investment income (loss)	2.29%I	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,582	$ 56,164
Portfolio turnover rate E	46%	42%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period May 2, 2012 (commencement of operations) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.29I	.01
Net realized and unrealized gain (loss)	1.88	.35
Total from investment operations	2.17	.36
Distributions from net investment income	(.17)	-
Distributions from net realized gain	(.23)	-
Total distributions	(.40)	-
Redemption fees added to paid in capital D,H	-	-
Net asset value, end of period	$ 12.82	$ 11.05
Total Return B,C	19.85%	3.37%
Ratios to Average Net Assets G
Expenses before reductions	1.16%	1.25% A
Expenses net of fee waivers, if any	1.09%	1.09% A
Expenses net of all reductions	1.08%	1.07% A
Net investment income (loss)	2.38%I	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,547	$ 267
Portfolio turnover rate E	46%	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.11I
Net realized and unrealized gain (loss)	.45
Total from investment operations	.56
Distributions from net investment income	(.17)
Distributions from net realized gain	(.21)
Total distributions	(.38)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 12.80
Total Return B,C	4.57%
Ratios to Average Net Assets G
Expenses before reductions	1.33% A
Expenses net of fee waivers, if any	1.18% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	2.88% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 105
Portfolio turnover rate E	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62
Income from Investment Operations
Net investment income (loss) D	.10 I
Net realized and unrealized gain (loss)	.45
Total from investment operations	.55
Distributions from net investment income	(.17)
Distributions from net realized gain	(.21)
Total distributions	(.38)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 12.79
Total Return B,C	4.45%
Ratios to Average Net Assets G
Expenses before reductions	1.59% A
Expenses net of fee waivers, if any	1.43% A
Expenses net of all reductions	1.42% A
Net investment income (loss)	2.63% A,I
Supplemental Data
Net assets, end of period (000 omitted)	$ 104
Portfolio turnover rate E	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount does not include the portfolio activity of any Underlying Funds.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount represents less than $.01 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 14,267,581
Gross unrealized depreciation	(1,063,468)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,204,113

Tax Cost	$ 56,458,846

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 560,362
Undistributed long-term capital gain	$ 677,028
Net unrealized appreciation (depreciation)	$ 13,211,632

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 1,208,713	$ 590,959
Long-term Capital Gains	895,305	-
Total	$ 2,104,018	$ 590,959

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $29,787 and a change in net unrealized appreciation (depreciation) of $75,162 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,366,807 and $27,532,483, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (an affiliate of the investment adviser) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 77	$ 77

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
International Multi-Manager	$ 58,915.09
Class L	35	.11*
Class N	35	.11*
	$ 58,985

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $91 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
International Multi-Manager	1.18%	$ 15,220
Class F	1.09%	456
Class L	1.18%	46
Class N	1.43%	49

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,842 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 A	2013 B
From net investment income
International Multi-Manager	$ 878,745	$ 515,837
Class F	14,394	-
Class L	1,356	-
Class N	1,324	-
Total	$ 895,819	$ 515,837

Annual Report

8. Distributions to Shareholders - continued

Years ended February 28,	2014 A	2013 B
From net realized gain
International Multi-Manager	$ 1,186,847	$ 75,122
Class F	18,024	-
Class L	1,664	-
Class N	1,664	-
Total	$ 1,208,199	$ 75,122

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Distributions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014 A	2013 B,C	2014 A	2013 B,C
International Multi-Manager
Shares sold	130,491	5,030,453	$ 1,604,892	$ 50,323,470
Reinvestment of distributions	168,763	56,336	2,065,592	590,959
Shares redeemed	(28,659)	(1,201)	(344,449)	(12,674)
Net increase (decrease)	270,595	5,085,588	$ 3,326,035	$ 50,901,755
Class F
Shares sold	101,699	24,194	$ 1,260,107	$ 259,968
Reinvestment of distributions	2,636	-	32,418	-
Shares redeemed	(7,859)	-	(97,718)	-
Net increase (decrease)	96,476	24,194	$ 1,194,807	$ 259,968
Class L
Shares sold	7,924	-	$ 100,000	$ -
Reinvestment of distributions	245	-	3,020	-
Net increase (decrease)	8,169	-	$ 103,020	$ -
Class N
Shares sold	7,924	-	$ 100,000	$ -
Reinvestment of distributions	243	-	2,988	-
Net increase (decrease)	8,167	-	$ 102,988	$ -

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

C Share transactions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 97% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class L	04/07/14	04/04/14	$0.109	$0.123
Class N	04/07/14	04/04/14	$0.104	$0.123

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $1,579,775, or, if subsequently determined to be different, the net capital gain of such year.

Class L and Class N designates 10% of the dividends distributed in December 2013, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class L	12/09/2013	$0.1272	$0.0223
	12/27/2013	$0.0017	$0.0000
Class N	12/09/2013	$0.1250	$0.0223
	12/27/2013	$0.0017	$0.0000

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.09% and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board also noted that due to its relatively small size, the fund has higher fixed expenses in basis points.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Causeway Capital Management LLC

Massachusetts Financial Services
Company

Pyramis Global Advisors, LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-L-STG-N-ANN-0414
1.9585951.100

Strategic Advisers®
Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Strategic Advisers Small-Mid Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Small-Mid Cap Fund B	28.21%	25.63%	8.32%

A From June 23, 2005.

B Prior to May 1, 2010, Strategic Advisers® Small-Mid Cap Fund was named PAS Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Small-Mid Cap Fund on June 23, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Barry Golden, who became Portfolio Manager of Strategic Advisers® Small-Mid Cap Fund on April 30, 2013: For the year, Strategic Advisers® Small-Mid Cap Fund (the Fund) returned 28.21%, trailing the 29.97% gain of the Russell 2500® Index. Relative to the benchmark, sub-adviser Kennedy Capital Management was the manager that hurt the most, hampered by its cash stake in a rising market, weak stock selection in information technology and adverse positioning in health care. Another manager, Advisory Research, also was hurt by holding cash, along with unfavorable positioning in materials. Sub-adviser MFS lagged the Russell index by a sizable margin, due to poor positioning in energy, combined with subpar stock picks in industrials and materials. On the plus side, sub-adviser Invesco Advisers benefited from solid stock choices in financials, as well as strong overall positioning in biotechnology, which was among the best-performing industry groups for the period. Artisan Small Cap Fund was helped by adroit stock picking in health care and consumer discretionary. During the period, RS Investment Management and MFS were added as sub-advisers, Fred Alger Management was eliminated, and assets managed by sub-adviser Pyramis Global Advisors were liquidated and redeployed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.43%	$ 1,000.00	$ 1,165.30	$ 2.31
Hypothetical A		$ 1,000.00	$ 1,022.66	$ 2.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Spartan Extended Market Index Fund Investor Class	7.2	3.4
Columbia Acorn Fund Class R5 Shares	4.7	0.0
Meridian Growth Fund Legacy Class	4.5	0.0
Champlain Small Company Fund Advisor Class	4.2	3.4
Goldman Sachs Small Capital Value Fund Institutional Class	4.0	4.3
Vulcan Value Partners Small Capital Fund	3.7	0.0
Artisan Small Cap Fund Investor Shares	3.5	4.0
FMI Common Stock Fund	3.3	2.6
Dreyfus Advantage Funds, Inc.	2.9	0.6
Royce Opportunity Fund Investment Class	2.8	3.0
	40.8
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Common Stocks 45.4%	Common Stocks 48.3%
Mid-Cap Blend Funds 10.5%	Mid-Cap Blend Funds 6.0%
Mid-Cap Growth Funds 10.1%	Mid-Cap Growth Funds 1.0%
Small Blend Funds 12.3%	Small Blend Funds 11.4%
Small Growth Funds 10.4%	Small Growth Funds 17.7%
Small Value Funds 4.3%	Small Value Funds 4.8%
Short-Term Investments and Net Other Assets (Liabilities) 7.0%	Short-Term Investments and Net Other Assets (Liabilities) 10.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 45.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 1.0%
Allison Transmission Holdings, Inc.	145,889	$ 4,344,574
Autoliv, Inc.	15,003	1,445,389
Cooper Tire & Rubber Co.	67,187	1,674,972
Dana Holding Corp.	254,575	5,519,186
Dorman Products, Inc. (a)	99,594	5,738,606
Drew Industries, Inc.	82,250	4,049,990
Gentex Corp.	189,290	5,938,027
Remy International, Inc.	3,900	86,931
Stoneridge, Inc. (a)	315,750	3,476,408
Tenneco, Inc. (a)	59,730	3,598,135
Tower International, Inc. (a)	119,725	3,074,538
Visteon Corp. (a)	162,320	13,542,358
		52,489,114
Distributors - 0.1%
Pool Corp.	57,768	3,377,117
Diversified Consumer Services - 0.6%
Bright Horizons Family Solutions, Inc. (a)	100,212	3,955,368
Capella Education Co.	53,300	3,543,384
Grand Canyon Education, Inc. (a)	77,473	3,672,220
H&R Block, Inc.	313,462	9,917,938
Kroton Educacional SA	196,800	3,667,837
LifeLock, Inc. (a)	128,803	2,564,468
Sotheby's Class A (Ltd. vtg.)	76,950	3,617,420
		30,938,635
Hotels, Restaurants & Leisure - 1.4%
Arcos Dorados Holdings, Inc. Class A	263,201	2,313,537
BJ's Restaurants, Inc. (a)	70,170	1,943,709
Choice Hotels International, Inc.	50,199	2,451,217
Chuys Holdings, Inc. (a)	14,261	567,730
Diamond Resorts International, Inc.	115,760	2,105,674
Domino's Pizza, Inc.	66,542	5,260,811
Dunkin' Brands Group, Inc.	25,270	1,305,701
Hyatt Hotels Corp. Class A (a)	225,608	11,767,713
Jack in the Box, Inc. (a)	90,630	5,206,694
MGM Mirage, Inc. (a)	206,700	5,694,585
Multimedia Games Holding Co., Inc. (a)	111,556	3,684,137
Norwegian Cruise Line Holdings Ltd. (a)	80,458	2,757,296
Orient Express Hotels Ltd. Class A (a)	174,400	2,685,760
Pinnacle Entertainment, Inc. (a)	103,612	2,517,772
Royal Caribbean Cruises Ltd.	118,275	6,260,296
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
The Cheesecake Factory, Inc.	65,481	$ 3,111,657
Vail Resorts, Inc.	81,555	5,734,948
Wendy's Co.	965,200	9,246,616
		74,615,853
Household Durables - 0.4%
D.R. Horton, Inc.	271,800	6,675,408
Ethan Allen Interiors, Inc.	81,520	2,048,598
M.D.C. Holdings, Inc.	347,279	10,831,632
Mohawk Industries, Inc. (a)	7,685	1,087,658
SodaStream International Ltd. (a)	31,596	1,247,410
Standard Pacific Corp. (a)	194,849	1,775,074
		23,665,780
Internet & Catalog Retail - 0.5%
HomeAway, Inc. (a)	163,252	7,488,369
MakeMyTrip Ltd. (a)	96,298	2,489,303
Orbitz Worldwide, Inc. (a)	544,300	5,257,938
RetailMeNot, Inc.	53,210	2,222,582
Shutterfly, Inc. (a)	189,003	10,312,004
		27,770,196
Leisure Equipment & Products - 0.1%
Arctic Cat, Inc.	37,931	1,775,929
Brunswick Corp.	71,098	3,184,479
		4,960,408
Media - 1.2%
AMC Networks, Inc. Class A (a)	47,403	3,603,576
DHX Media Ltd.	73,480	316,535
Gannett Co., Inc.	270,825	8,057,044
Gray Television, Inc. (a)	152,875	1,796,281
IMAX Corp. (a)	177,014	4,735,125
News Corp. Class A (a)	895,800	16,420,014
Sinclair Broadcast Group, Inc. Class A	421,948	12,498,100
Tribune Co. Class A (a)	265,090	21,008,383
		68,435,058
Multiline Retail - 0.1%
Dillard's, Inc. Class A	65,800	6,091,764
Specialty Retail - 1.3%
Cabela's, Inc. Class A (a)	47,962	3,180,840
Citi Trends, Inc. (a)	142,498	2,336,967
CST Brands, Inc.	305,720	9,945,072
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
DSW, Inc. Class A	187,867	$ 7,229,122
Express, Inc. (a)	215,519	3,941,843
Five Below, Inc. (a)	73,650	2,838,471
Francesca's Holdings Corp. (a)	45,010	880,846
Group 1 Automotive, Inc.	44,671	2,982,236
Guess?, Inc.	199,475	6,052,072
Lithia Motors, Inc. Class A (sub. vtg.)	48,677	3,087,095
Monro Muffler Brake, Inc.	91,244	5,444,529
New York & Co., Inc. (a)	131,400	582,102
Office Depot, Inc. (a)	935,287	4,610,965
Outerwall, Inc. (a)	27,756	1,963,182
Pier 1 Imports, Inc.	126,088	2,385,585
RadioShack Corp. (a)	225,100	603,268
Restoration Hardware Holdings, Inc. (a)	47,000	3,182,840
Select Comfort Corp. (a)	64,200	1,159,452
Tile Shop Holdings, Inc. (a)	138,840	2,140,913
Vitamin Shoppe, Inc. (a)	107,978	5,052,291
Williams-Sonoma, Inc.	55,536	3,234,417
		72,834,108
Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc. (a)	40,000	609,200
Deckers Outdoor Corp. (a)	20,958	1,558,227
Fossil Group, Inc. (a)	11,435	1,313,996
G-III Apparel Group Ltd. (a)	46,624	3,239,902
Hanesbrands, Inc.	136,360	9,992,461
PVH Corp.	16,036	2,027,431
Steven Madden Ltd. (a)	102,866	3,749,466
Vince Holding Corp.	64,900	1,752,300
Wolverine World Wide, Inc.	53,112	1,400,032
		25,643,015
TOTAL CONSUMER DISCRETIONARY		390,821,048
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.8%
Brasil Pharma SA (a)	590,900	1,323,052
Casey's General Stores, Inc.	23,085	1,581,092
Fairway Group Holdings Corp.	165,518	1,291,040
Fresh Market, Inc. (a)	33,721	1,129,654
Rite Aid Corp. (a)	1,259,600	8,300,764
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	134,400	$ 5,033,280
SUPERVALU, Inc. (a)	1,005,350	6,504,615
Susser Holdings Corp. (a)	280,831	17,012,742
		42,176,239
Food Products - 0.5%
Annie's, Inc. (a)	83,925	3,145,509
B&G Foods, Inc. Class A	87,413	2,618,893
Darling International, Inc. (a)	204,010	4,116,922
Flowers Foods, Inc.	64,320	1,323,062
Grupo Lala S.A.B. de CV	493,100	1,032,997
Lancaster Colony Corp.	40,239	3,629,558
Pinnacle Foods, Inc.	215,350	6,098,712
The Hain Celestial Group, Inc. (a)	46,441	4,147,181
		26,112,834
Household Products - 0.0%
Spectrum Brands Holdings, Inc.	50,340	3,927,023
Personal Products - 0.1%
Elizabeth Arden, Inc. (a)	84,800	2,592,336
Inter Parfums, Inc.	52,152	1,752,829
		4,345,165
TOTAL CONSUMER STAPLES		76,561,261
ENERGY - 3.7%
Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc. (a)	187,955	8,907,187
Basic Energy Services, Inc. (a)	132,200	3,152,970
Dresser-Rand Group, Inc. (a)	97,197	5,280,713
Dril-Quip, Inc. (a)	36,843	3,962,833
Frank's International NV	155,835	3,683,939
Geospace Technologies Corp. (a)	36,974	2,838,494
Hercules Offshore, Inc. (a)	394,330	1,877,011
Hornbeck Offshore Services, Inc. (a)	49,541	2,118,373
ION Geophysical Corp. (a)	406,000	1,652,420
Oil States International, Inc. (a)	12,337	1,171,028
Parker Drilling Co. (a)	795,300	6,418,071
Patterson-UTI Energy, Inc.	131,063	3,815,244
SEACOR Holdings, Inc. (a)	146,092	12,923,298
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
TETRA Technologies, Inc. (a)	303,000	$ 3,636,000
Tidewater, Inc.	51,525	2,510,298
		63,947,879
Oil, Gas & Consumable Fuels - 2.5%
Alpha Natural Resources, Inc. (a)	213,380	1,145,851
Antero Resources Corp.	45,540	2,747,884
Bonanza Creek Energy, Inc. (a)	57,900	2,893,263
Cabot Oil & Gas Corp.	117,105	4,098,675
Cameco Corp.	107,460	2,601,827
Carrizo Oil & Gas, Inc. (a)	128,707	6,401,886
Cimarex Energy Co.	138,415	16,016,000
Cloud Peak Energy, Inc. (a)	117,788	2,285,087
CONSOL Energy, Inc.	144,953	5,812,615
Energen Corp.	48,289	3,884,367
Gulfport Energy Corp. (a)	322,990	21,349,639
Navigator Holdings Ltd. (a)	42,710	1,031,447
Oasis Petroleum, Inc. (a)	119,610	5,211,408
PBF Energy, Inc. Class A	366,750	9,242,100
Peabody Energy Corp.	433,412	7,610,715
Pioneer Natural Resources Co.	69,390	13,959,880
Range Resources Corp.	97,816	8,417,067
Resolute Energy Corp. (a)	164,378	1,532,003
Rex American Resources Corp. (a)	1,047	49,921
Rice Energy, Inc.	141,280	3,390,720
Rosetta Resources, Inc. (a)	26,885	1,192,887
StealthGas, Inc. (a)	96,350	1,012,639
Ultra Petroleum Corp. (a)	138,587	3,486,849
Whiting Petroleum Corp. (a)	122,046	8,385,781
		133,760,511
TOTAL ENERGY		197,708,390
FINANCIALS - 8.8%
Capital Markets - 1.2%
Affiliated Managers Group, Inc. (a)	16,154	3,037,760
American Capital Ltd. (a)	876,760	13,642,386
Ares Capital Corp.	87,817	1,583,341
Eaton Vance Corp. (non-vtg.)	210,050	7,948,292
Evercore Partners, Inc. Class A	30,375	1,690,065
Greenhill & Co., Inc.	44,256	2,357,517
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Janus Capital Group, Inc.	256,396	$ 2,869,071
LPL Financial	53,565	2,875,369
New Mountain Finance Corp.	125,698	1,887,984
Raymond James Financial, Inc.	238,650	12,595,947
SEI Investments Co.	106,101	3,561,811
Stifel Financial Corp. (a)	95,708	4,602,598
Uranium Participation Corp. (a)	150,220	800,414
Waddell & Reed Financial, Inc. Class A	37,000	2,578,900
WisdomTree Investments, Inc. (a)	249,957	3,894,330
		65,925,785
Commercial Banks - 3.1%
BankUnited, Inc.	80,400	2,691,792
CIT Group, Inc.	358,546	17,454,019
City National Corp.	30,300	2,267,349
Comerica, Inc.	374,170	18,027,511
East West Bancorp, Inc.	196,662	7,018,867
First Niagara Financial Group, Inc.	312,550	2,834,829
First Republic Bank	47,889	2,488,791
FirstMerit Corp.	58,091	1,205,969
Hanmi Financial Corp.	63,395	1,485,345
Home Bancshares, Inc.	96,415	3,235,687
Huntington Bancshares, Inc.	1,869,055	17,812,094
Investors Bancorp, Inc.	319,730	8,479,240
KeyCorp	685,531	9,028,443
MB Financial, Inc.	204,775	6,251,781
National Bank Holdings Corp.	66,096	1,297,464
PacWest Bancorp	70,201	3,046,723
Prosperity Bancshares, Inc.	109,905	6,958,086
Regions Financial Corp.	1,508,675	16,052,302
SVB Financial Group (a)	58,769	7,399,605
Synovus Financial Corp.	438,883	1,527,313
TCF Financial Corp.	218,350	3,519,802
Texas Capital Bancshares, Inc. (a)	53,740	3,382,933
UMB Financial Corp.	55,370	3,451,766
Umpqua Holdings Corp.	338,716	6,018,983
Webster Financial Corp.	414,900	12,849,453
		165,786,147
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.3%
Discover Financial Services	155,850	$ 8,942,673
Portfolio Recovery Associates, Inc. (a)	86,725	4,703,097
		13,645,770
Diversified Financial Services - 0.3%
ING U.S., Inc.	406,850	14,593,710
MarketAxess Holdings, Inc.	41,072	2,424,891
		17,018,601
Insurance - 1.5%
Allied World Assurance Co. Holdings Ltd.	147,603	14,718,971
American Equity Investment Life Holding Co.	142,298	3,110,634
Amtrust Financial Services, Inc.	79,546	3,006,839
Brown & Brown, Inc.	36,902	1,110,750
CNO Financial Group, Inc.	735,560	13,431,326
Everest Re Group Ltd.	19,670	2,935,551
HCC Insurance Holdings, Inc.	216,675	9,512,033
Lincoln National Corp.	107,125	5,370,176
Platinum Underwriters Holdings Ltd.	29,962	1,756,372
Protective Life Corp.	106,084	5,531,220
Reinsurance Group of America, Inc.	37,309	2,872,420
Validus Holdings Ltd.	112,350	4,135,604
White Mountains Insurance Group Ltd.	22,726	13,171,081
		80,662,977
Real Estate Investment Trusts - 2.0%
BioMed Realty Trust, Inc.	552,350	11,422,598
Brandywine Realty Trust (SBI)	606,800	8,889,620
Campus Crest Communities, Inc.	174,322	1,443,386
CBL & Associates Properties, Inc.	618,175	10,997,333
Chesapeake Lodging Trust	85,244	2,220,606
Corrections Corp. of America	106,606	3,555,310
Cousins Properties, Inc.	133,453	1,541,382
DuPont Fabros Technology, Inc.	278,050	7,385,008
Gaming & Leisure Properties	89,216	3,397,345
Glimcher Realty Trust	176,431	1,716,674
iStar Financial, Inc. (a)	287,270	4,452,685
Kilroy Realty Corp.	113,825	6,547,214
Kite Realty Group Trust	272,647	1,684,958
Liberty Property Trust (SBI)	305,175	11,675,996
Medical Properties Trust, Inc.	142,393	1,878,164
Plum Creek Timber Co., Inc.	204,118	8,836,268
Post Properties, Inc.	19,952	968,271
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Rayonier, Inc.	193,180	$ 9,096,846
Ryman Hospitality Properties, Inc.	300,350	12,671,767
		110,381,431
Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.	318,678	13,263,378
CBRE Group, Inc. (a)	187,600	5,243,420
		18,506,798
Thrifts & Mortgage Finance - 0.1%
Northfield Bancorp, Inc.	116,490	1,474,763
Ocwen Financial Corp. (a)	35,645	1,334,549
Walker & Dunlop, Inc. (a)	96,691	1,627,310
		4,436,622
TOTAL FINANCIALS		476,364,131
HEALTH CARE - 4.4%
Biotechnology - 0.8%
Acorda Therapeutics, Inc. (a)	60,698	2,223,975
Aegerion Pharmaceuticals, Inc. (a)	36,500	1,998,740
BioMarin Pharmaceutical, Inc. (a)	46,837	3,793,797
Cepheid, Inc. (a)	58,045	3,114,695
Cubist Pharmaceuticals, Inc. (a)	66,923	5,321,717
Incyte Corp. (a)	98,760	6,346,318
KYTHERA Biopharmaceuticals, Inc. (a)	44,562	2,226,763
Ligand Pharmaceuticals, Inc. Class B (a)	74,500	5,196,375
MiMedx Group, Inc. (a)	151,610	1,084,012
NPS Pharmaceuticals, Inc. (a)	85,975	3,007,406
Seattle Genetics, Inc. (a)	75,860	3,989,477
United Therapeutics Corp. (a)	47,994	4,867,551
		43,170,826
Health Care Equipment & Supplies - 1.3%
Accuray, Inc. (a)	106,940	1,003,097
Alere, Inc. (a)	84,472	3,103,501
Analogic Corp.	29,417	2,772,846
Anika Therapeutics, Inc. (a)	76,300	3,003,931
Cardiovascular Systems, Inc. (a)	92,389	3,233,615
CONMED Corp.	4,831	225,221
Cyberonics, Inc. (a)	71,982	4,928,608
Endologix, Inc. (a)	191,821	2,589,584
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Genmark Diagnostics, Inc. (a)	111,003	$ 1,383,097
Globus Medical, Inc. (a)	298,836	7,070,460
Hill-Rom Holdings, Inc.	34,955	1,322,348
Hologic, Inc. (a)	130,665	2,845,884
ICU Medical, Inc. (a)	21,288	1,231,724
Insulet Corp. (a)	81,273	3,853,153
Masimo Corp. (a)	89,077	2,275,917
Novadaq Technologies, Inc. (a)	1,090	22,236
Novadaq Technologies, Inc. (a)	23,444	478,258
NuVasive, Inc. (a)	239,309	8,794,606
NxStage Medical, Inc. (a)	93,327	1,294,445
Sirona Dental Systems, Inc. (a)	70,124	4,940,937
Steris Corp.	73,132	3,375,042
Symmetry Medical, Inc. (a)	117,435	1,242,462
TearLab Corp. (a)	247,630	1,993,422
Thoratec Corp. (a)	71,071	2,639,577
Uroplasty, Inc. (a)	170,640	703,037
West Pharmaceutical Services, Inc.	111,532	5,083,629
		71,410,637
Health Care Providers & Services - 1.1%
Air Methods Corp. (a)	44,262	2,391,033
AMN Healthcare Services, Inc. (a)	301,275	4,196,761
Capital Senior Living Corp. (a)	147,980	3,761,652
Centene Corp. (a)	130,122	8,286,169
Chemed Corp.	61,036	5,163,646
Community Health Systems, Inc. (a)	81,733	3,392,737
Community Health Systems, Inc. rights (a)	217,797	11,325
ExamWorks Group, Inc. (a)	136,814	4,977,293
HealthSouth Corp.	204,378	6,679,073
Healthways, Inc. (a)	94,082	1,407,467
MEDNAX, Inc. (a)	113,942	6,929,952
Premier, Inc.	71,500	2,391,675
Universal Health Services, Inc. Class B	97,760	7,848,173
VCA Antech, Inc. (a)	115,302	3,570,903
		61,007,859
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	217,000	4,029,690
HealthStream, Inc. (a)	70,200	2,023,164
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - continued
HMS Holdings Corp. (a)	63,924	$ 1,307,885
MedAssets, Inc. (a)	85,217	2,069,921
		9,430,660
Life Sciences Tools & Services - 0.5%
Affymetrix, Inc. (a)	410,575	3,169,639
Cambrex Corp. (a)	54,419	1,092,189
Charles River Laboratories International, Inc. (a)	92,040	5,468,096
PAREXEL International Corp. (a)	68,568	3,673,188
PerkinElmer, Inc.	132,753	6,016,366
Techne Corp.	36,914	3,279,440
Waters Corp. (a)	19,974	2,225,104
		24,924,022
Pharmaceuticals - 0.5%
Aratana Therapeutics, Inc.	33,150	774,716
Jazz Pharmaceuticals PLC (a)	52,547	7,984,254
Mallinckrodt PLC (a)	118,225	8,002,650
Questcor Pharmaceuticals, Inc.	17,495	1,062,821
Salix Pharmaceuticals Ltd. (a)	93,933	10,137,249
TherapeuticsMD, Inc. (a)	238,320	1,637,258
		29,598,948
TOTAL HEALTH CARE		239,542,952
INDUSTRIALS - 7.7%
Aerospace & Defense - 1.1%
AAR Corp.	79,275	2,291,048
AeroVironment, Inc. (a)	76,720	2,396,733
Alliant Techsystems, Inc.	39,110	5,271,637
HEICO Corp. Class A	104,198	4,786,856
Hexcel Corp. (a)	166,998	7,514,910
Huntington Ingalls Industries, Inc.	64,070	6,492,213
Spirit AeroSystems Holdings, Inc. Class A (a)	150,510	4,339,203
Teledyne Technologies, Inc. (a)	120,061	11,763,577
Textron, Inc.	158,000	6,272,600
TransDigm Group, Inc.	26,824	4,778,427
Triumph Group, Inc.	30,423	1,983,580
		57,890,784
Air Freight & Logistics - 0.1%
Atlas Air Worldwide Holdings, Inc. (a)	41,873	1,261,633
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
Echo Global Logistics, Inc. (a)	63,403	$ 1,009,376
Forward Air Corp.	64,893	2,807,271
Hub Group, Inc. Class A (a)	72,252	2,822,886
		7,901,166
Airlines - 0.2%
Allegiant Travel Co.	13,600	1,349,936
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR	218,208	2,024,970
JetBlue Airways Corp. (a)	830,950	7,337,289
		10,712,195
Building Products - 0.5%
A.O. Smith Corp.	159,620	7,933,114
Owens Corning	395,790	18,111,350
		26,044,464
Commercial Services & Supplies - 0.9%
ABM Industries, Inc.	236,475	6,675,689
Clean Harbors, Inc. (a)	128,050	6,051,643
Covanta Holding Corp.	170,400	3,067,200
Healthcare Services Group, Inc.	123,428	3,323,916
Mix Telematics Ltd. sponsored ADR	114,089	1,391,886
Performant Financial Corp. (a)	122,447	968,556
Pitney Bowes, Inc.	371,387	9,451,799
R.R. Donnelley & Sons Co.	211,575	4,047,430
Steelcase, Inc. Class A	199,356	2,964,424
Team, Inc. (a)	54,040	2,336,690
Tetra Tech, Inc. (a)	213,559	6,167,584
		46,446,817
Construction & Engineering - 0.1%
KBR, Inc.	123,500	3,411,070
MasTec, Inc. (a)	96,166	3,937,036
		7,348,106
Electrical Equipment - 0.9%
Acuity Brands, Inc.	32,887	4,638,711
AZZ, Inc.	42,339	1,878,581
Encore Wire Corp.	165,019	8,628,844
Generac Holdings, Inc.	228,350	13,009,100
GrafTech International Ltd. (a)	638,238	6,190,909
II-VI, Inc. (a)	109,600	1,796,344
Polypore International, Inc. (a)	111,783	3,868,810
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Regal-Beloit Corp.	96,648	$ 7,121,991
Sensata Technologies Holding BV (a)	76,907	3,125,500
		50,258,790
Machinery - 2.1%
Actuant Corp. Class A	58,476	2,050,169
AGCO Corp.	56,544	2,967,429
Chart Industries, Inc. (a)	14,180	1,184,881
Crane Co.	50,570	3,611,709
ESCO Technologies, Inc.	67,600	2,422,784
Flowserve Corp.	21,354	1,734,158
IDEX Corp.	45,901	3,445,788
ITT Corp.	296,739	13,026,842
Joy Global, Inc.	95,173	5,234,515
Kennametal, Inc.	46,925	2,052,500
Lincoln Electric Holdings, Inc.	62,714	4,701,669
Lindsay Corp.	31,375	2,662,483
Manitowoc Co., Inc.	88,100	2,725,814
Meritor, Inc. (a)	181,800	2,256,138
Middleby Corp. (a)	21,436	6,357,060
Nordson Corp.	22,160	1,621,226
Oshkosh Truck Corp.	347,410	20,090,720
Proto Labs, Inc. (a)	17,560	1,367,924
Rexnord Corp. (a)	58,477	1,753,725
SPX Corp.	76,350	8,221,368
Terex Corp.	56,150	2,500,360
TriMas Corp. (a)	57,784	1,942,120
Trinity Industries, Inc.	40,655	2,919,436
Twin Disc, Inc.	67,045	1,660,705
WABCO Holdings, Inc. (a)	67,834	6,949,593
Wabtec Corp.	98,185	7,792,943
Woodward, Inc.	35,846	1,562,527
		114,816,586
Marine - 0.3%
Danaos Corp. (a)	136,033	837,963
Diana Shipping, Inc. (a)	387,241	5,041,878
Kirby Corp. (a)	41,443	4,335,352
Navios Maritime Holdings, Inc.	325,721	3,123,664
Safe Bulkers, Inc.	516,375	5,287,680
		18,626,537
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.4%
Advisory Board Co. (a)	32,337	$ 2,072,155
FTI Consulting, Inc. (a)	49,500	1,444,905
Huron Consulting Group, Inc. (a)	65,156	4,311,373
ICF International, Inc. (a)	16,797	678,935
Manpower, Inc.	131,550	10,281,948
WageWorks, Inc. (a)	30,002	1,774,618
		20,563,934
Road & Rail - 0.7%
AMERCO	28,705	6,686,543
Arkansas Best Corp.	249,675	8,304,191
Old Dominion Freight Lines, Inc. (a)	73,558	3,916,228
Ryder System, Inc.	43,000	3,238,760
Swift Transporation Co. (a)	700,617	17,067,030
		39,212,752
Trading Companies & Distributors - 0.4%
Finning International, Inc.	65,620	1,787,320
MRC Global, Inc. (a)	201,250	5,176,150
MSC Industrial Direct Co., Inc. Class A	29,655	2,560,116
United Rentals, Inc. (a)	34,564	3,053,384
Watsco, Inc.	36,029	3,544,533
WESCO International, Inc. (a)	42,066	3,626,510
		19,748,013
TOTAL INDUSTRIALS		419,570,144
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 0.9%
Arris Group, Inc. (a)	347,126	9,962,516
Aruba Networks, Inc. (a)	97,110	1,991,726
Aviat Networks, Inc. (a)	192,400	375,180
Brocade Communications Systems, Inc. (a)	576,450	5,516,627
Ceragon Networks Ltd. (a)	135,800	439,992
Ciena Corp. (a)	119,400	2,933,658
F5 Networks, Inc. (a)	55,510	6,235,993
Finisar Corp. (a)	526,200	12,470,940
Infinera Corp. (a)	298,300	2,481,856
Riverbed Technology, Inc. (a)	83,703	1,864,903
Sierra Wireless, Inc. (United States) (a)	107,200	2,193,312
Ubiquiti Networks, Inc. (a)	39,559	1,954,610
		48,421,313
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.3%
Cray, Inc. (a)	123,508	$ 4,284,493
Electronics for Imaging, Inc. (a)	30,813	1,374,260
Logitech International SA (Reg.)	267,375	4,271,312
NCR Corp. (a)	130,864	4,455,919
Quantum Corp. (a)	406,800	475,956
Stratasys Ltd. (a)	5,184	659,042
		15,520,982
Electronic Equipment & Components - 1.4%
Aeroflex Holding Corp. (a)	180,200	1,439,798
Cognex Corp. (a)	161,740	6,091,128
CTS Corp.	4,989	101,875
Dolby Laboratories, Inc. Class A (a)	53,000	2,185,190
FLIR Systems, Inc.	118,616	4,049,550
InvenSense, Inc. (a)	274,152	5,524,163
IPG Photonics Corp. (a)	167,320	12,008,556
Itron, Inc. (a)	54,800	1,918,000
Jabil Circuit, Inc.	66,400	1,229,064
Littelfuse, Inc.	86,018	8,117,519
Maxwell Technologies, Inc. (a)	62,600	639,772
Mercury Systems, Inc. (a)	154,100	1,710,510
National Instruments Corp.	89,396	2,589,802
Orbotech Ltd. (a)	207,110	2,938,891
OSI Systems, Inc. (a)	28,620	1,759,271
Plexus Corp. (a)	34,843	1,433,789
SYNNEX Corp. (a)	107,193	6,375,840
Tech Data Corp. (a)	131,143	7,553,837
Trimble Navigation Ltd. (a)	107,741	4,110,319
Universal Display Corp. (a)	151,895	5,246,453
		77,023,327
Internet Software & Services - 1.0%
AOL, Inc. (a)	71,700	3,139,026
Bankrate, Inc. (a)	62,900	1,266,177
Constant Contact, Inc. (a)	157,831	4,351,401
Conversant, Inc. (a)	155,586	3,867,868
CoStar Group, Inc. (a)	36,912	7,420,788
Cvent, Inc.	39,847	1,565,190
Dealertrack Technologies, Inc. (a)	81,835	4,424,818
Digital River, Inc. (a)	204,200	3,628,634
E2open, Inc. (a)	45,130	1,254,163
LogMeIn, Inc. (a)	130,500	5,461,425
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Millennial Media, Inc. (a)	312,405	$ 1,886,926
OpenTable, Inc. (a)	40,341	3,214,774
SciQuest, Inc. (a)	98,625	2,911,410
Web.com Group, Inc. (a)	247,500	9,021,375
Xoom Corp.	82,486	2,312,083
		55,726,058
IT Services - 0.7%
Alliance Data Systems Corp. (a)	11,983	3,416,473
Convergys Corp.	80,700	1,651,929
CoreLogic, Inc. (a)	128,700	4,195,620
DST Systems, Inc.	29,700	2,791,206
EPAM Systems, Inc. (a)	65,323	2,738,993
Euronet Worldwide, Inc. (a)	125,100	4,786,326
Forrester Research, Inc.	32,158	1,164,763
Gartner, Inc. Class A (a)	38,985	2,711,797
Global Payments, Inc.	65,900	4,634,747
Heartland Payment Systems, Inc.	50,372	2,037,044
iGATE Corp. (a)	56,562	1,914,624
InterXion Holding N.V. (a)	115,114	2,761,585
MoneyGram International, Inc. (a)	50,700	964,821
Teradata Corp. (a)	30,533	1,402,075
VeriFone Systems, Inc. (a)	86,320	2,498,964
		39,670,967
Semiconductors & Semiconductor Equipment - 1.6%
Advanced Energy Industries, Inc. (a)	142,000	3,896,480
Ceva, Inc. (a)	61,800	1,117,344
First Solar, Inc. (a)	109,650	6,257,726
FormFactor, Inc. (a)	225,600	1,608,528
Freescale Semiconductor, Inc. (a)	120,150	2,733,413
Ikanos Communications, Inc. (a)	179,900	165,508
Lam Research Corp. (a)	174,375	9,020,419
MagnaChip Semiconductor Corp. (a)	70,567	1,040,158
Mellanox Technologies Ltd. (a)	126,868	4,633,219
Microsemi Corp. (a)	191,776	4,422,355
MKS Instruments, Inc.	76,616	2,303,077
NXP Semiconductors NV (a)	35,775	2,011,628
ON Semiconductor Corp. (a)	814,325	7,605,796
Power Integrations, Inc.	68,254	4,035,859
Rambus, Inc. (a)	346,400	3,193,808
Rubicon Technology, Inc. (a)	177,623	2,293,113
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Silicon Laboratories, Inc. (a)	159,362	$ 8,282,043
Skyworks Solutions, Inc. (a)	110,938	3,933,861
Spansion, Inc. Class A (a)	150,000	2,446,500
Teradyne, Inc. (a)	291,388	5,909,349
Ultratech, Inc. (a)	236,165	6,192,246
		83,102,430
Software - 2.3%
ANSYS, Inc. (a)	41,503	3,466,331
Aspen Technology, Inc. (a)	148,290	6,962,216
BroadSoft, Inc. (a)	35,017	1,050,860
Cadence Design Systems, Inc. (a)	388,764	5,959,752
CommVault Systems, Inc. (a)	91,046	6,271,248
Comverse, Inc. (a)	62,970	2,179,392
Covisint Corp.	72,600	780,450
Electronic Arts, Inc. (a)	153,150	4,378,559
FireEye, Inc.	7,965	682,123
FleetMatics Group PLC (a)	75,918	2,805,170
Infoblox, Inc. (a)	165,673	3,823,733
Informatica Corp. (a)	99,517	4,135,927
Interactive Intelligence Group, Inc. (a)	56,856	4,527,443
Linx SA	49,400	885,292
Manhattan Associates, Inc. (a)	276,660	10,482,647
Mentor Graphics Corp.	147,786	3,198,089
MICROS Systems, Inc. (a)	53,825	2,987,826
MicroStrategy, Inc. Class A (a)	18,061	2,332,217
Model N, Inc.	198,844	2,185,296
NetScout Systems, Inc. (a)	57,963	2,201,435
Nuance Communications, Inc. (a)	105,168	1,608,019
Parametric Technology Corp. (a)	93,675	3,682,364
Qlik Technologies, Inc. (a)	307,125	9,367,313
Rovi Corp. (a)	255,750	6,352,830
SeaChange International, Inc. (a)	198,917	2,098,574
SolarWinds, Inc. (a)	137,153	6,333,726
SS&C Technologies Holdings, Inc. (a)	53,162	2,056,306
Synchronoss Technologies, Inc. (a)	45,159	1,552,566
TIBCO Software, Inc. (a)	189,131	4,121,164
TiVo, Inc. (a)	524,250	7,077,375
Ultimate Software Group, Inc. (a)	26,376	4,378,416
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Varonis Systems, Inc.	13,690	$ 602,360
Verint Systems, Inc. (a)	120,192	5,626,188
		126,153,207
TOTAL INFORMATION TECHNOLOGY		445,618,284
MATERIALS - 2.8%
Chemicals - 1.1%
Chemtura Corp. (a)	223,750	5,537,813
Cytec Industries, Inc.	82,100	7,772,407
Ferro Corp. (a)	111,710	1,465,635
Huntsman Corp.	207,900	5,064,444
Innospec, Inc.	20,280	882,383
Intrepid Potash, Inc. (a)	582,590	8,628,158
Koppers Holdings, Inc.	52,105	2,060,232
LSB Industries, Inc. (a)	252,359	8,249,616
Marrone Bio Innovations, Inc.	21,886	318,004
Methanex Corp.	84,269	5,905,603
PolyOne Corp.	109,199	4,094,963
Quaker Chemical Corp.	49,389	3,816,782
Rockwood Holdings, Inc.	68,970	5,440,354
Tronox Ltd. Class A	83,522	1,978,636
		61,215,030
Construction Materials - 0.1%
Eagle Materials, Inc.	15,450	1,365,780
Martin Marietta Materials, Inc.	27,302	3,330,298
		4,696,078
Containers & Packaging - 0.6%
Avery Dennison Corp.	89,300	4,448,926
Berry Plastics Group, Inc. (a)	195,061	4,745,834
Crown Holdings, Inc. (a)	101,900	4,587,538
Graphic Packaging Holding Co. (a)	530,175	5,428,992
Myers Industries, Inc.	49,335	1,060,703
Owens-Illinois, Inc. (a)	142,575	4,836,144
Rock-Tenn Co. Class A	33,217	3,707,682
Sealed Air Corp.	81,720	2,781,749
		31,597,568
Metals & Mining - 0.9%
Allegheny Technologies, Inc.	528,610	16,799,226
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Carpenter Technology Corp.	48,601	$ 2,874,749
Century Aluminum Co. (a)	174,796	2,069,585
Globe Specialty Metals, Inc.	150,820	2,996,793
Horsehead Holding Corp. (a)	151,322	2,688,992
Iluka Resources Ltd.	336,454	2,819,204
Molycorp, Inc. (a)	403,599	2,106,787
Schnitzer Steel Industries, Inc. Class A	196,778	4,992,258
Steel Dynamics, Inc.	692,675	12,080,252
Walter Energy, Inc.	123,377	1,331,238
		50,759,084
Paper & Forest Products - 0.1%
Domtar Corp.	20,135	2,230,555
P.H. Glatfelter Co.	90,466	2,745,643
		4,976,198
TOTAL MATERIALS		153,243,958
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
SBA Communications Corp. Class A (a)	58,823	5,598,185
UTILITIES - 1.1%
Electric Utilities - 0.3%
Allete, Inc.	17,957	907,008
Cleco Corp.	127,725	6,313,447
Great Plains Energy, Inc.	83,479	2,192,993
ITC Holdings Corp.	34,544	3,544,214
Portland General Electric Co.	77,880	2,476,584
UIL Holdings Corp.	37,931	1,468,688
		16,902,934
Gas Utilities - 0.3%
Atmos Energy Corp.	224,700	10,358,670
Southwest Gas Corp.	27,944	1,509,535
		11,868,205
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. (a)	73,700	1,723,843
NRG Energy, Inc.	92,797	2,697,609
Ormat Technologies, Inc.	101,600	2,819,400
The AES Corp.	293,275	4,003,204
		11,244,056
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.3%
Ameren Corp.	224,575	$ 9,075,076
CMS Energy Corp.	275,900	7,843,837
		16,918,913
TOTAL UTILITIES		56,934,108
TOTAL COMMON STOCKS (Cost $1,982,657,935)		2,461,962,461
Equity Funds - 47.6%

Mid-Cap Blend Funds - 10.5%
FMI Common Stock Fund	6,218,180	180,016,314
Spartan Extended Market Index Fund Investor Class (c)	7,055,439	390,095,198
TOTAL MID-CAP BLEND FUNDS		570,111,512
Mid-Cap Growth Funds - 10.1%
Champlain Mid Cap Fund	3,365,257	49,536,580
Columbia Acorn Fund Class R5 Shares	6,606,289	254,804,576
Meridian Growth Fund Legacy Class	6,556,678	241,351,299
TOTAL MID-CAP GROWTH FUNDS		545,692,455
Small Blend Funds - 12.3%
Dreyfus Advantage Funds, Inc.	4,298,006	155,243,976
Goldman Sachs Small Capital Value Fund Institutional Class	3,763,633	214,828,170
T. Rowe Price Small-Cap Value Fund Advisor Class	1,821,647	91,446,700
Vulcan Value Partners Small Capital Fund	10,826,280	202,884,490
TOTAL SMALL BLEND FUNDS		664,403,336
Small Growth Funds - 10.4%
Artisan Small Cap Fund Investor Shares (a)	5,951,572	188,605,305
ASTON/TAMRO Small Cap Fund Class N	6,454,500	146,452,612
Champlain Small Company Fund Advisor Class	14,070,138	230,609,557
TOTAL SMALL GROWTH FUNDS		565,667,474
Small Value Funds - 4.3%
Fidelity Small Cap Value Fund (c)	1,827,277	36,033,900
Equity Funds - continued
	Shares	Value
Small Value Funds - continued
Hennessy Small Cap Financial Fund Investor Class Shares	1,853,524	$ 46,486,379
Royce Opportunity Fund Investment Class	9,517,789	151,999,088
TOTAL SMALL VALUE FUNDS		234,519,367
TOTAL EQUITY FUNDS (Cost $2,219,287,715)		2,580,394,144
Money Market Funds - 6.8%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $371,079,686)	371,079,686	371,079,686
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $4,573,025,336)		5,413,436,291
NET OTHER ASSETS (LIABILITIES) - 0.2%		12,983,525
NET ASSETS - 100%		$ 5,426,419,816
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,165 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2014	$ 297,514,300	$ 17,162,976
The face value of futures purchased as a percentage of net assets is 5.5%
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $306,941,681.
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Real Estate Fund Institutional Class	$ 37,305,325	$ -	$ 38,327,635	$ 48,425	$ -
Fidelity Small Cap Value Fund	61,988,518	-	30,000,000	111,463	36,033,900
Spartan Extended Market Index Fund Investor Class	-	343,279,812	-	3,375,412	390,095,198
Total	$ 99,293,843	$ 343,279,812	$ 68,327,635	$ 3,535,300	$ 426,129,098
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 17,162,976	$ -
Total Value of Derivatives	$ 17,162,976	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,208,818,380)	$ 4,987,307,193
Affiliated issuers (cost $364,206,956)	426,129,098
Total Investments (cost $4,573,025,336)		$ 5,413,436,291
Segregated cash with brokers for derivative instruments		13,331,250
Receivable for investments sold		33,579,056
Receivable for fund shares sold		5,605,511
Dividends receivable		1,096,929
Receivable for daily variation margin for derivative instruments		415,869
Prepaid expenses		1,988
Other receivables		34,355
Total assets		5,467,501,249

Liabilities
Payable for investments purchased	$ 36,790,449
Payable for fund shares redeemed	2,335,648
Accrued management fee	1,026,933
Other affiliated payables	622,304
Other payables and accrued expenses	306,099
Total liabilities		41,081,433

Net Assets		$ 5,426,419,816
Net Assets consist of:
Paid in capital		$ 4,249,947,366
Distributions in excess of net investment income		(6,585)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		318,905,129
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		857,573,906
Net Assets, for 384,389,036 shares outstanding		$ 5,426,419,816
Net Asset Value, offering price and redemption price per share ($5,426,419,816 ÷ 384,389,036 shares)		$ 14.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 20,805,940
Affiliated issuers		3,535,300
Interest		1,432
Total income		24,342,672

Expenses
Management fee	$ 20,709,088
Transfer agent fees	6,613,498
Accounting fees and expenses	1,027,846
Custodian fees and expenses	107,240
Independent trustees' compensation	46,478
Registration fees	358,596
Audit	72,731
Legal	26,874
Miscellaneous	208,796
Total expenses before reductions	29,171,147
Expense reductions	(10,544,908)	18,626,239
Net investment income (loss)		5,716,433
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	500,250,076
Affiliated issuers	28,513,618
Foreign currency transactions	(5,746)
Futures contracts	71,997,582
Realized gain distributions from underlying funds:
Unaffiliated issuers	124,757,867
Affiliated issuers	9,514,928
Total net realized gain (loss)		735,028,325
Change in net unrealized appreciation (depreciation) on: Investment securities	302,316,339
Assets and liabilities in foreign currencies	(25)
Futures contracts	2,582,342
Total change in net unrealized appreciation (depreciation)		304,898,656
Net gain (loss)		1,039,926,981
Net increase (decrease) in net assets resulting from operations		$ 1,045,643,414

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,716,433	$ 13,220,145
Net realized gain (loss)	735,028,325	155,625,682
Change in net unrealized appreciation (depreciation)	304,898,656	155,793,602
Net increase (decrease) in net assets resulting from operations	1,045,643,414	324,639,429
Distributions to shareholders from net investment income	(7,083,396)	(14,802,320)
Distributions to shareholders from net realized gain	(471,127,946)	(99,552,307)
Total distributions	(478,211,342)	(114,354,627)
Share transactions Proceeds from sales of shares	1,945,066,284	627,811,804
Reinvestment of distributions	477,030,888	114,010,643
Cost of shares redeemed	(567,774,077)	(624,134,646)
Net increase (decrease) in net assets resulting from share transactions	1,854,323,095	117,687,801
Total increase (decrease) in net assets	2,421,755,167	327,972,603

Net Assets
Beginning of period	3,004,664,649	2,676,692,046
End of period (including distributions in excess of net investment income of $6,585 and $0, respectively)	$ 5,426,419,816	$ 3,004,664,649
Other Information Shares
Sold	146,971,175	55,140,290
Issued in reinvestment of distributions	35,382,693	10,243,840
Redeemed	(42,286,335)	(54,818,867)
Net increase (decrease)	140,067,533	10,565,263

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 E	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.30	$ 11.45	$ 12.00	$ 9.22	$ 5.57
Income from Investment Operations
Net investment income (loss) B	.02	.06	.02	.03	.03
Net realized and unrealized gain (loss)	3.33	1.30	(.06)	2.81	3.65
Total from investment operations	3.35	1.36	(.04)	2.84	3.68
Distributions from net investment income	(.02)	(.06)	(.02)	(.03)	(.03)
Distributions from net realized gain	(1.51)	(.44)	(.50)	(.03)	-
Total distributions	(1.53)	(.51) G	(.51) F	(.06)	(.03)
Net asset value, end of period	$ 14.12	$ 12.30	$ 11.45	$ 12.00	$ 9.22
Total Return A	28.21%	12.37%	(.05) %	30.84%	66.12%
Ratios to Average Net Assets C
Expenses before reductions	.70%	.65%	.63%	.40%	.25%
Expenses net of fee waivers, if any	.45%	.40%	.38%	.15%	.00%
Expenses net of all reductions	.45%	.40%	.37%	.15%	.00%
Net investment income (loss)	.14%	.51%	.18%	.32%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,426,420	$ 3,004,665	$ 2,676,692	$ 2,873,128	$ 1,318,241
Portfolio turnover rate D	84%	53%	63%	69%	39%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.51 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.496 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.443 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 904,381,575
Gross unrealized depreciation	(69,184,248)
Net unrealized appreciation (depreciation) on securities and other investments	$ 835,197,327

Tax Cost	$ 4,578,238,964

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,236,819
Undistributed long-term capital gain	$ 305,044,916
Net unrealized appreciation (depreciation)	$ 835,197,301

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 109,723,593	$ 21,984,703
Long-term Capital Gains	368,487,749	92,369,924
Total	$ 478,211,342	$ 114,354,627

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $71,997,582 and a change in net unrealized appreciation (depreciation) of $2,582,342 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) and including in-kind transactions, other than short-term securities, aggregated $4,639,085,073 and $3,209,720,041, respectively.

Exchanges In-Kind. During the period, the Fund redeemed shares of RS Small Cap Growth Fund Class A, RS Select Growth Fund Class A and MFS New Discovery Fund Class A in exchange for cash and investments, as noted in the following table. Net realized gains on the Fund's redemptions of RS Small Cap Growth Fund Class A, RS Select Growth Fund Class A and MFS New Discovery Fund Class A are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized net gains on the exchanges for federal income tax purposes.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments - continued

Exchanges In-Kind - continued

Transaction Date		Value of investments and cash received	Net Realized Gain (Loss)	Shares redeemed
06/14/2013	RS Small Cap Growth Fund Class A	$ 131,313,791	$ 51,659,315	2,321,262
06/14/2013	RS Select Growth Fund Class A	8,570,989	1,270,982	205,244
09/27/2013	MFS New Discovery Fund Class A	196,913,535	42,507,373	7,168,312
	Total	$ 336,798,315	$ 95,437,670	9,694,818

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (through June 17, 2013), Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS), Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of the investment adviser)(through October 21, 2013), RS Investment Management Co. LLC and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,950 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $10,462,574.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $82,187 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $147.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 14, 2014, to shareholders of record at the opening of business on April 11, 2014, a distribution of $0.882 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $578,057,563, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 46% and 22% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 27% and 21% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

On September 11, 2013, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Massachusetts Financial Services Company (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2015, and its proposal to extend the management fee waiver through September 30, 2016.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Neuberger Berman, Pyramis, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- and three-year periods and in the second quartile for the five-year period and that the fund had under-performed 51% and 65% and had out-performed 54% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.10%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and above the median of its ASPG for the year ended February 28, 2013. The Board also noted that the fund's management fee was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Massachusetts Financial Services
Company

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

RS Investment Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMC-UANN-0414
1.926367.103

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Strategic Advisers® Small-Mid Cap Multi-Manager Fund	27.21%	24.08%

A From December 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund, a class of the fund, on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Barry Golden, who became Portfolio Manager of Strategic Advisers® Small-Mid Cap Multi-Manager Fund on April 30, 2013: For the year, Strategic Advisers® Small-Mid Cap Multi-Manager Fund (a class of the Fund) returned 27.21%, trailing the 29.97% gain of the Russell 2500® Index. Relative to the benchmark, Kennedy Capital Management was the manager that hurt the most, hampered by its cash stake in a rising market, weak stock selection in information technology and adverse positioning in health care. Another manager, Advisory Research, also was hurt by holding cash, along with unfavorable positioning in materials. MFS lagged the Russell index by a sizable margin, due to poor positioning in energy, combined with subpar stock picks in industrials and materials. On the plus side, Invesco Advisers benefited from solid stock choices in financials, as well as strong overall positioning in biotechnology, which was among the best-performing industry groups for the period. RS Investment Management also was helped by positioning in financials and biotechnology, along with adroit stock picking in health care equipment/services. During the period, RS and MFS were added as sub-advisers, Fred Alger Management was eliminated, and assets managed by sub-adviser Pyramis Global Advisors were liquidated and redeployed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Small-Mid Cap Multi-Manager and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,163.70	$ 6.22C
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81D
Class F	1.06%
Actual		$ 1,000.00	$ 1,164.50	$ 5.69C
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31D
Class L	1.16%
Actual		$ 1,000.00	$ 1,068.40	$ 3.58C
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81D
Class N	1.41%
Actual		$ 1,000.00	$ 1,067.30	$ 4.35C
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Small-Mid Cap Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PowerShares S&P SmallCap Financials Portfolio ETF	0.9	1.2
Gulfport Energy Corp.	0.6	0.6
Swift Transporation Co.	0.6	0.5
Huntington Bancshares, Inc.	0.6	0.7
Salix Pharmaceuticals Ltd.	0.6	0.4
Oshkosh Truck Corp.	0.5	0.5
IPG Photonics Corp.	0.5	0.2
Generac Holdings, Inc.	0.5	0.3
Tribune Co. Class A	0.5	0.5
Comerica, Inc.	0.5	0.5
	5.8
Top Five Market Sectors as of February 28, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.0	15.9
Financials	16.9	18.9
Industrials	15.9	14.9
Consumer Discretionary	14.1	14.6
Health Care	10.0	10.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Common Stocks 91.5%	Common Stocks 92.7%
Sector Funds 0.9%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 7.6%	Short-Term Investments and Net Other Assets (Liabilities) 6.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 2.0%
Allison Transmission Holdings, Inc.	2,350	$ 69,983
Autoliv, Inc.	566	54,528
Cooper Tire & Rubber Co.	2,533	63,148
Dana Holding Corp.	7,529	163,229
Dorman Products, Inc. (a)	1,990	114,664
Drew Industries, Inc.	1,550	76,322
Gentex Corp.	5,548	174,041
Remy International, Inc.	50	1,115
Stoneridge, Inc. (a)	5,975	65,785
Tenneco, Inc. (a)	1,421	85,601
Tower International, Inc. (a)	2,250	57,780
Visteon Corp. (a)	2,670	222,758
		1,148,954
Distributors - 0.1%
Pool Corp.	1,378	80,558
Diversified Consumer Services - 1.1%
Bright Horizons Family Solutions, Inc. (a)	1,630	64,336
Capella Education Co.	1,270	84,430
Grand Canyon Education, Inc. (a)	1,800	85,320
H&R Block, Inc.	5,167	163,484
Kroton Educacional SA	3,400	63,367
LifeLock, Inc. (a)	4,850	96,564
Sotheby's Class A (Ltd. vtg.)	1,450	68,165
		625,666
Hotels, Restaurants & Leisure - 2.7%
Arcos Dorados Holdings, Inc. Class A	4,270	37,533
BJ's Restaurants, Inc. (a)	1,150	31,855
Choice Hotels International, Inc.	1,320	64,456
Chuys Holdings, Inc. (a)	230	9,156
Diamond Resorts International, Inc.	1,870	34,015
Domino's Pizza, Inc.	1,504	118,906
Dunkin' Brands Group, Inc.	410	21,185
Hyatt Hotels Corp. Class A (a)	4,210	219,594
Jack in the Box, Inc. (a)	2,409	138,397
MGM Mirage, Inc. (a)	3,900	107,445
Multimedia Games Holding Co., Inc. (a)	2,570	84,874
Norwegian Cruise Line Holdings Ltd. (a)	1,470	50,377
Orient Express Hotels Ltd. Class A (a)	4,050	62,370
Pinnacle Entertainment, Inc. (a)	3,906	94,916
Royal Caribbean Cruises Ltd.	2,250	119,093
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
The Cheesecake Factory, Inc.	1,583	$ 75,224
Vail Resorts, Inc.	1,510	106,183
Wendy's Co.	18,125	173,638
		1,549,217
Household Durables - 0.7%
D.R. Horton, Inc.	5,150	126,484
Ethan Allen Interiors, Inc.	1,954	49,104
M.D.C. Holdings, Inc.	4,320	134,741
Mohawk Industries, Inc. (a)	145	20,522
SodaStream International Ltd. (a)	530	20,924
Standard Pacific Corp. (a)	4,720	42,999
		394,774
Internet & Catalog Retail - 1.1%
HomeAway, Inc. (a)	3,762	172,563
MakeMyTrip Ltd. (a)	1,561	40,352
Orbitz Worldwide, Inc. (a)	10,300	99,498
RetailMeNot, Inc.	900	37,593
Shutterfly, Inc. (a)	4,943	269,690
		619,696
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc.	1,430	66,953
Brunswick Corp.	1,707	76,457
		143,410
Media - 2.0%
AMC Networks, Inc. Class A (a)	1,100	83,622
DHX Media Ltd.	1,210	5,212
Gannett Co., Inc.	5,125	152,469
Gray Television, Inc. (a)	2,850	33,488
IMAX Corp. (a)	3,970	106,198
News Corp. Class A (a)	14,570	267,068
Sinclair Broadcast Group, Inc. Class A	7,413	219,573
Tribune Co. Class A (a)	3,930	311,453
		1,179,083
Multiline Retail - 0.2%
Dillard's, Inc. Class A	1,245	115,262
Specialty Retail - 2.9%
Cabela's, Inc. Class A (a)	1,120	74,278
Citi Trends, Inc. (a)	2,290	37,556
CST Brands, Inc.	5,360	174,361
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
DSW, Inc. Class A	4,413	$ 169,812
Express, Inc. (a)	6,441	117,806
Five Below, Inc. (a)	1,200	46,248
Francesca's Holdings Corp. (a)	1,697	33,210
Group 1 Automotive, Inc.	1,034	69,030
Guess?, Inc.	3,775	114,534
Lithia Motors, Inc. Class A (sub. vtg.)	1,833	116,249
Monro Muffler Brake, Inc.	1,957	116,774
New York & Co., Inc. (a)	2,400	10,632
Office Depot, Inc. (a)	24,009	118,364
Outerwall, Inc. (a)	1,045	73,913
Pier 1 Imports, Inc.	4,748	89,832
RadioShack Corp. (a)	4,050	10,854
Restoration Hardware Holdings, Inc. (a)	1,070	72,460
Select Comfort Corp. (a)	1,150	20,769
Tile Shop Holdings, Inc. (a)	2,270	35,003
Vitamin Shoppe, Inc. (a)	2,490	116,507
Williams-Sonoma, Inc.	1,280	74,547
		1,692,739
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (a)	700	10,661
Deckers Outdoor Corp. (a)	789	58,662
Fossil Group, Inc. (a)	431	49,526
G-III Apparel Group Ltd. (a)	1,127	78,315
Hanesbrands, Inc.	2,580	189,062
PVH Corp.	605	76,490
Steven Madden Ltd. (a)	2,513	91,599
Vince Holding Corp.	1,070	28,890
Wolverine World Wide, Inc.	2,000	52,720
		635,925
TOTAL CONSUMER DISCRETIONARY		8,185,284
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 1.3%
Brasil Pharma SA (a)	9,700	21,719
Casey's General Stores, Inc.	380	26,026
Fairway Group Holdings Corp.	2,680	20,904
Fresh Market, Inc. (a)	1,270	42,545
Rite Aid Corp. (a)	23,850	157,172
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	2,410	$ 90,255
SUPERVALU, Inc. (a)	19,025	123,092
Susser Holdings Corp. (a)	4,330	262,311
		744,024
Food Products - 1.0%
Annie's, Inc. (a)	2,028	76,009
B&G Foods, Inc. Class A	2,170	65,013
Darling International, Inc. (a)	4,710	95,048
Flowers Foods, Inc.	1,050	21,599
Grupo Lala S.A.B. de CV	8,000	16,759
Lancaster Colony Corp.	984	88,757
Pinnacle Foods, Inc.	4,075	115,404
The Hain Celestial Group, Inc. (a)	1,070	95,551
		574,140
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	1,898	148,063
Personal Products - 0.2%
Elizabeth Arden, Inc. (a)	1,550	47,384
Inter Parfums, Inc.	1,966	66,077
		113,461
TOTAL CONSUMER STAPLES		1,579,688
ENERGY - 6.8%
Energy Equipment & Services - 2.2%
Atwood Oceanics, Inc. (a)	4,139	196,147
Basic Energy Services, Inc. (a)	2,500	59,625
Dresser-Rand Group, Inc. (a)	1,957	106,324
Dril-Quip, Inc. (a)	867	93,255
Frank's International NV	2,530	59,809
Geospace Technologies Corp. (a)	855	65,638
Hercules Offshore, Inc. (a)	14,866	70,762
Hornbeck Offshore Services, Inc. (a)	1,866	79,790
ION Geophysical Corp. (a)	7,350	29,915
Oil States International, Inc. (a)	465	44,138
Parker Drilling Co. (a)	15,050	121,454
Patterson-UTI Energy, Inc.	3,132	91,173
SEACOR Holdings, Inc. (a)	1,891	167,278
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
TETRA Technologies, Inc. (a)	5,300	$ 63,600
Tidewater, Inc.	975	47,502
		1,296,410
Oil, Gas & Consumable Fuels - 4.6%
Alpha Natural Resources, Inc. (a)	3,460	18,580
Antero Resources Corp.	750	45,255
Bonanza Creek Energy, Inc. (a)	1,340	66,960
Cabot Oil & Gas Corp.	1,880	65,800
Cameco Corp.	1,760	42,613
Carrizo Oil & Gas, Inc. (a)	3,644	181,253
Cimarex Energy Co.	2,620	303,160
Cloud Peak Energy, Inc. (a)	4,435	86,039
CONSOL Energy, Inc.	2,340	93,834
Energen Corp.	1,188	95,563
Gulfport Energy Corp. (a)	5,590	369,499
Navigator Holdings Ltd. (a)	710	17,147
Oasis Petroleum, Inc. (a)	2,564	111,713
PBF Energy, Inc. Class A	6,950	175,140
Peabody Energy Corp.	7,670	134,685
Pioneer Natural Resources Co.	1,480	297,746
Range Resources Corp.	1,530	131,657
Resolute Energy Corp. (a)	4,670	43,524
Rex American Resources Corp. (a)	40	1,907
Rice Energy, Inc.	2,320	55,680
Rosetta Resources, Inc. (a)	1,014	44,991
StealthGas, Inc. (a)	1,560	16,396
Ultra Petroleum Corp. (a)	3,333	83,858
Whiting Petroleum Corp. (a)	2,740	188,265
		2,671,265
TOTAL ENERGY		3,967,675
FINANCIALS - 16.9%
Capital Markets - 2.4%
Affiliated Managers Group, Inc. (a)	387	72,775
American Capital Ltd. (a)	15,380	239,313
Ares Capital Corp.	3,311	59,697
Eaton Vance Corp. (non-vtg.)	3,975	150,414
Evercore Partners, Inc. Class A	575	31,993
Greenhill & Co., Inc.	1,061	56,519
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Janus Capital Group, Inc.	6,196	$ 69,333
LPL Financial	900	48,312
New Mountain Finance Corp.	4,739	71,180
Raymond James Financial, Inc.	4,525	238,830
SEI Investments Co.	2,547	85,503
Stifel Financial Corp. (a)	2,295	110,367
Uranium Participation Corp. (a)	2,490	13,267
Waddell & Reed Financial, Inc. Class A	700	48,790
WisdomTree Investments, Inc. (a)	5,770	89,897
		1,386,190
Commercial Banks - 5.9%
BankUnited, Inc.	1,430	47,876
CIT Group, Inc.	5,720	278,450
City National Corp.	530	39,660
Comerica, Inc.	6,420	309,316
East West Bancorp, Inc.	5,981	213,462
First Niagara Financial Group, Inc.	5,670	51,427
First Republic Bank	790	41,056
FirstMerit Corp.	2,188	45,423
Hanmi Financial Corp.	2,387	55,927
Home Bancshares, Inc.	2,330	78,195
Huntington Bancshares, Inc.	34,935	332,931
Investors Bancorp, Inc.	7,983	211,709
KeyCorp	10,290	135,519
MB Financial, Inc.	3,875	118,304
National Bank Holdings Corp.	2,492	48,918
PacWest Bancorp	2,643	114,706
Prosperity Bancshares, Inc.	2,372	150,171
Regions Financial Corp.	28,550	303,772
SVB Financial Group (a)	1,391	175,141
Synovus Financial Corp.	16,546	57,580
TCF Financial Corp.	3,850	62,062
Texas Capital Bancshares, Inc. (a)	975	61,376
UMB Financial Corp.	1,337	83,349
Umpqua Holdings Corp.	9,096	161,636
Webster Financial Corp.	7,850	243,115
		3,421,081
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.4%
Discover Financial Services	2,790	$ 160,090
Portfolio Recovery Associates, Inc. (a)	2,003	108,623
		268,713
Diversified Financial Services - 0.6%
ING U.S., Inc.	7,700	276,199
MarketAxess Holdings, Inc.	950	56,088
		332,287
Insurance - 2.9%
Allied World Assurance Co. Holdings Ltd.	2,430	242,320
American Equity Investment Life Holding Co.	3,444	75,286
Amtrust Financial Services, Inc.	2,995	113,211
Brown & Brown, Inc.	890	26,789
CNO Financial Group, Inc.	12,880	235,189
Everest Re Group Ltd.	400	59,696
HCC Insurance Holdings, Inc.	4,100	179,990
Lincoln National Corp.	2,025	101,513
Platinum Underwriters Holdings Ltd.	1,130	66,241
Protective Life Corp.	3,116	162,468
Reinsurance Group of America, Inc.	1,405	108,171
Validus Holdings Ltd.	2,125	78,221
White Mountains Insurance Group Ltd.	370	214,437
		1,663,532
Real Estate Investment Trusts - 3.8%
BioMed Realty Trust, Inc.	10,450	216,106
Brandywine Realty Trust (SBI)	11,475	168,109
Campus Crest Communities, Inc.	6,572	54,416
CBL & Associates Properties, Inc.	11,700	208,143
Chesapeake Lodging Trust	3,214	83,725
Corrections Corp. of America	2,868	95,648
Cousins Properties, Inc.	5,031	58,108
DuPont Fabros Technology, Inc.	5,250	139,440
Gaming & Leisure Properties	2,110	80,349
Glimcher Realty Trust	6,644	64,646
iStar Financial, Inc. (a)	4,740	73,470
Kilroy Realty Corp.	2,300	132,296
Kite Realty Group Trust	10,267	63,450
Liberty Property Trust (SBI)	5,775	220,952
Medical Properties Trust, Inc.	5,368	70,804
Plum Creek Timber Co., Inc.	2,530	109,524
Post Properties, Inc.	751	36,446
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Rayonier, Inc.	3,180	$ 149,746
Ryman Hospitality Properties, Inc.	4,630	195,340
		2,220,718
Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	6,330	263,455
CBRE Group, Inc. (a)	3,550	99,223
		362,678
Thrifts & Mortgage Finance - 0.3%
Northfield Bancorp, Inc.	4,391	55,590
Ocwen Financial Corp. (a)	1,342	50,244
Walker & Dunlop, Inc. (a)	3,641	61,278
		167,112
TOTAL FINANCIALS		9,822,311
HEALTH CARE - 10.0%
Biotechnology - 1.7%
Acorda Therapeutics, Inc. (a)	1,450	53,128
Aegerion Pharmaceuticals, Inc. (a)	850	46,546
BioMarin Pharmaceutical, Inc. (a)	1,124	91,044
Cepheid, Inc. (a)	980	52,587
Cubist Pharmaceuticals, Inc. (a)	1,550	123,256
Incyte Corp. (a)	2,391	153,646
KYTHERA Biopharmaceuticals, Inc. (a)	730	36,478
Ligand Pharmaceuticals, Inc. Class B (a)	1,714	119,552
MiMedx Group, Inc. (a)	2,460	17,589
NPS Pharmaceuticals, Inc. (a)	1,980	69,260
Seattle Genetics, Inc. (a)	1,821	95,766
United Therapeutics Corp. (a)	1,140	115,619
		974,471
Health Care Equipment & Supplies - 3.0%
Accuray, Inc. (a)	1,950	18,291
Alere, Inc. (a)	3,185	117,017
Analogic Corp.	1,108	104,440
Anika Therapeutics, Inc. (a)	1,450	57,087
Cardiovascular Systems, Inc. (a)	1,520	53,200
CONMED Corp.	182	8,485
Cyberonics, Inc. (a)	1,660	113,660
Endologix, Inc. (a)	3,120	42,120
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Genmark Diagnostics, Inc. (a)	1,800	$ 22,428
Globus Medical, Inc. (a)	7,174	169,737
Hill-Rom Holdings, Inc.	1,318	49,860
Hologic, Inc. (a)	4,920	107,158
ICU Medical, Inc. (a)	802	46,404
Insulet Corp. (a)	1,930	91,501
Masimo Corp. (a)	2,150	54,933
Novadaq Technologies, Inc. (a)	420	8,568
NuVasive, Inc. (a)	4,994	183,530
NxStage Medical, Inc. (a)	1,520	21,082
Sirona Dental Systems, Inc. (a)	2,111	148,741
Steris Corp.	1,762	81,316
Symmetry Medical, Inc. (a)	2,100	22,218
TearLab Corp. (a)	4,050	32,603
Thoratec Corp. (a)	1,691	62,804
Uroplasty, Inc. (a)	2,770	11,412
West Pharmaceutical Services, Inc.	3,222	146,859
		1,775,454
Health Care Providers & Services - 2.6%
Air Methods Corp. (a)	1,667	90,051
AMN Healthcare Services, Inc. (a)	5,700	79,401
Capital Senior Living Corp. (a)	2,410	61,262
Centene Corp. (a)	3,241	206,387
Chemed Corp.	1,373	116,156
Community Health Systems, Inc. (a)	1,980	82,190
Community Health Systems, Inc. rights (a)	5,163	268
ExamWorks Group, Inc. (a)	3,811	138,644
HealthSouth Corp.	6,434	210,263
Healthways, Inc. (a)	3,546	53,048
MEDNAX, Inc. (a)	3,427	208,430
Premier, Inc.	1,650	55,193
Universal Health Services, Inc. Class B	1,850	148,518
VCA Antech, Inc. (a)	2,772	85,849
		1,535,660
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	3,810	70,752
HealthStream, Inc. (a)	1,160	33,431
HMS Holdings Corp. (a)	1,605	32,838
MedAssets, Inc. (a)	3,209	77,947
		214,968
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.0%
Affymetrix, Inc. (a)	7,625	$ 58,865
Cambrex Corp. (a)	980	19,669
Charles River Laboratories International, Inc. (a)	1,685	100,106
PAREXEL International Corp. (a)	1,654	88,605
PerkinElmer, Inc.	3,133	141,988
Techne Corp.	894	79,423
Waters Corp. (a)	753	83,884
		572,540
Pharmaceuticals - 1.3%
Aratana Therapeutics, Inc.	540	12,620
Jazz Pharmaceuticals PLC (a)	1,238	188,108
Mallinckrodt PLC (a)	2,225	150,610
Questcor Pharmaceuticals, Inc.	659	40,034
Salix Pharmaceuticals Ltd. (a)	3,009	324,731
TherapeuticsMD, Inc. (a)	3,910	26,862
		742,965
TOTAL HEALTH CARE		5,816,058
INDUSTRIALS - 15.9%
Aerospace & Defense - 2.2%
AAR Corp.	1,500	43,350
AeroVironment, Inc. (a)	1,400	43,736
Alliant Techsystems, Inc.	740	99,745
HEICO Corp. Class A	2,207	101,390
Hexcel Corp. (a)	3,932	176,940
Huntington Ingalls Industries, Inc.	1,205	122,103
Spirit AeroSystems Holdings, Inc. Class A (a)	2,620	75,535
Teledyne Technologies, Inc. (a)	3,074	301,191
Textron, Inc.	2,840	112,748
TransDigm Group, Inc.	766	136,455
Triumph Group, Inc.	1,146	74,719
		1,287,912
Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. (a)	680	20,488
Echo Global Logistics, Inc. (a)	2,388	38,017
Forward Air Corp.	1,589	68,740
Hub Group, Inc. Class A (a)	1,838	71,811
		199,056
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
Allegiant Travel Co.	512	$ 50,821
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR	3,540	32,851
JetBlue Airways Corp. (a)	15,725	138,852
		222,524
Building Products - 0.9%
A.O. Smith Corp.	4,983	247,655
Owens Corning	6,290	287,830
		535,485
Commercial Services & Supplies - 1.7%
ABM Industries, Inc.	4,475	126,329
Clean Harbors, Inc. (a)	2,700	127,602
Covanta Holding Corp.	3,100	55,800
Healthcare Services Group, Inc.	1,980	53,321
Mix Telematics Ltd. sponsored ADR	1,840	22,448
Performant Financial Corp. (a)	1,970	15,583
Pitney Bowes, Inc.	7,932	201,869
R.R. Donnelley & Sons Co.	4,000	76,520
Steelcase, Inc. Class A	4,815	71,599
Team, Inc. (a)	890	38,484
Tetra Tech, Inc. (a)	6,414	185,236
		974,791
Construction & Engineering - 0.3%
KBR, Inc.	2,220	61,316
MasTec, Inc. (a)	2,306	94,408
		155,724
Electrical Equipment - 2.0%
Acuity Brands, Inc.	796	112,276
AZZ, Inc.	1,596	70,815
Encore Wire Corp.	3,890	203,408
Generac Holdings, Inc.	5,533	315,215
GrafTech International Ltd. (a)	12,710	123,287
II-VI, Inc. (a)	1,980	32,452
Polypore International, Inc. (a)	1,790	61,952
Regal-Beloit Corp.	2,312	170,371
Sensata Technologies Holding BV (a)	1,270	51,613
		1,141,389
Machinery - 4.6%
Actuant Corp. Class A	2,205	77,307
AGCO Corp.	2,132	111,887
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Chart Industries, Inc. (a)	534	$ 44,621
Crane Co.	1,211	86,490
ESCO Technologies, Inc.	1,180	42,291
Flowserve Corp.	804	65,293
IDEX Corp.	1,730	129,871
ITT Corp.	6,061	266,078
Joy Global, Inc.	1,530	84,150
Kennametal, Inc.	800	34,992
Lincoln Electric Holdings, Inc.	1,518	113,804
Lindsay Corp.	739	62,712
Manitowoc Co., Inc.	1,600	49,504
Meritor, Inc. (a)	3,150	39,092
Middleby Corp. (a)	624	185,053
Nordson Corp.	390	28,532
Oshkosh Truck Corp.	5,510	318,643
Proto Labs, Inc. (a)	280	21,812
Rexnord Corp. (a)	2,202	66,038
SPX Corp.	1,445	155,598
Terex Corp.	1,050	46,757
TriMas Corp. (a)	2,178	73,203
Trinity Industries, Inc.	1,533	110,085
Twin Disc, Inc.	1,230	30,467
WABCO Holdings, Inc. (a)	1,419	145,377
Wabtec Corp.	2,745	217,871
Woodward, Inc.	1,350	58,847
		2,666,375
Marine - 0.6%
Danaos Corp. (a)	2,300	14,168
Diana Shipping, Inc. (a)	6,270	81,635
Kirby Corp. (a)	996	104,192
Navios Maritime Holdings, Inc.	5,270	50,539
Safe Bulkers, Inc.	9,775	100,096
		350,630
Professional Services - 0.7%
Advisory Board Co. (a)	540	34,603
FTI Consulting, Inc. (a)	900	26,271
Huron Consulting Group, Inc. (a)	1,500	99,255
ICF International, Inc. (a)	632	25,545
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Manpower, Inc.	2,490	$ 194,618
WageWorks, Inc. (a)	690	40,814
		421,106
Road & Rail - 1.4%
AMERCO	725	168,882
Arkansas Best Corp.	4,725	157,154
Old Dominion Freight Lines, Inc. (a)	1,710	91,040
Ryder System, Inc.	780	58,750
Swift Transporation Co. (a)	13,698	333,683
		809,509
Trading Companies & Distributors - 0.8%
Finning International, Inc.	1,100	29,961
MRC Global, Inc. (a)	3,850	99,022
MSC Industrial Direct Co., Inc. Class A	510	44,028
United Rentals, Inc. (a)	1,302	115,019
Watsco, Inc.	848	83,426
WESCO International, Inc. (a)	1,003	86,469
		457,925
TOTAL INDUSTRIALS		9,222,426
INFORMATION TECHNOLOGY - 17.0%
Communications Equipment - 1.8%
Arris Group, Inc. (a)	7,132	204,688
Aruba Networks, Inc. (a)	3,661	75,087
Aviat Networks, Inc. (a)	3,500	6,825
Brocade Communications Systems, Inc. (a)	10,625	101,681
Ceragon Networks Ltd. (a)	2,500	8,100
Ciena Corp. (a)	2,150	52,826
F5 Networks, Inc. (a)	1,050	117,957
Finisar Corp. (a)	10,345	245,177
Infinera Corp. (a)	5,420	45,094
Riverbed Technology, Inc. (a)	3,152	70,227
Sierra Wireless, Inc. (United States) (a)	1,950	39,897
Ubiquiti Networks, Inc. (a)	911	45,013
		1,012,572
Computers & Peripherals - 0.7%
Cray, Inc. (a)	2,989	103,688
Electronics for Imaging, Inc. (a)	1,160	51,736
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Logitech International SA (Reg.)	5,050	$ 80,674
NCR Corp. (a)	4,928	167,798
Quantum Corp. (a)	7,000	8,190
Stratasys Ltd. (a)	160	20,341
		432,427
Electronic Equipment & Components - 3.2%
Aeroflex Holding Corp. (a)	3,250	25,968
Cognex Corp. (a)	4,462	168,039
CTS Corp.	188	3,839
Dolby Laboratories, Inc. Class A (a)	920	37,932
FLIR Systems, Inc.	2,699	92,144
InvenSense, Inc. (a)	8,247	166,177
IPG Photonics Corp. (a)	4,417	317,008
Itron, Inc. (a)	990	34,650
Jabil Circuit, Inc.	1,200	22,212
Littelfuse, Inc.	2,032	191,760
Maxwell Technologies, Inc. (a)	1,200	12,264
Mercury Systems, Inc. (a)	2,800	31,080
National Instruments Corp.	2,111	61,156
Orbotech Ltd. (a)	4,583	65,033
OSI Systems, Inc. (a)	585	35,960
Plexus Corp. (a)	1,312	53,989
SYNNEX Corp. (a)	3,136	186,529
Tech Data Corp. (a)	1,590	91,584
Trimble Navigation Ltd. (a)	4,062	154,965
Universal Display Corp. (a)	2,820	97,403
		1,849,692
Internet Software & Services - 2.0%
AOL, Inc. (a)	1,660	72,675
Bankrate, Inc. (a)	1,090	21,942
Constant Contact, Inc. (a)	2,550	70,304
Conversant, Inc. (a)	3,933	97,774
CoStar Group, Inc. (a)	892	179,328
Cvent, Inc.	670	26,318
Dealertrack Technologies, Inc. (a)	1,958	105,869
Digital River, Inc. (a)	3,550	63,084
E2open, Inc. (a)	750	20,843
LogMeIn, Inc. (a)	3,010	125,969
Millennial Media, Inc. (a)	5,060	30,562
OpenTable, Inc. (a)	973	77,538
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
SciQuest, Inc. (a)	1,620	$ 47,822
Web.com Group, Inc. (a)	4,725	172,226
Xoom Corp.	1,360	38,121
		1,150,375
IT Services - 1.5%
Alliance Data Systems Corp. (a)	310	88,384
Convergys Corp.	1,460	29,886
CoreLogic, Inc. (a)	2,280	74,328
DST Systems, Inc.	550	51,689
EPAM Systems, Inc. (a)	1,577	66,124
Euronet Worldwide, Inc. (a)	2,880	110,189
Forrester Research, Inc.	540	19,559
Gartner, Inc. Class A (a)	650	45,214
Global Payments, Inc.	1,520	106,902
Heartland Payment Systems, Inc.	1,160	46,910
iGATE Corp. (a)	2,130	72,101
InterXion Holding N.V. (a)	2,670	64,053
MoneyGram International, Inc. (a)	950	18,079
Teradata Corp. (a)	1,151	52,854
VeriFone Systems, Inc. (a)	1,530	44,294
		890,566
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc. (a)	2,675	73,402
Ceva, Inc. (a)	1,100	19,888
First Solar, Inc. (a)	2,075	118,420
FormFactor, Inc. (a)	4,100	29,233
Freescale Semiconductor, Inc. (a)	2,090	47,548
Ikanos Communications, Inc. (a)	3,000	2,760
Lam Research Corp. (a)	3,300	170,709
MagnaChip Semiconductor Corp. (a)	2,658	39,179
Mellanox Technologies Ltd. (a)	2,150	78,518
Microsemi Corp. (a)	4,430	102,156
MKS Instruments, Inc.	1,811	54,439
NXP Semiconductors NV (a)	675	37,955
ON Semiconductor Corp. (a)	15,400	143,836
Power Integrations, Inc.	1,640	96,973
Rambus, Inc. (a)	6,250	57,625
Rubicon Technology, Inc. (a)	2,870	37,052
Silicon Laboratories, Inc. (a)	3,036	157,781
Skyworks Solutions, Inc. (a)	4,182	148,294
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Spansion, Inc. Class A (a)	2,620	$ 42,732
Teradyne, Inc. (a)	8,895	180,391
Ultratech, Inc. (a)	4,020	105,404
		1,744,295
Software - 4.8%
ANSYS, Inc. (a)	991	82,768
Aspen Technology, Inc. (a)	3,644	171,086
BroadSoft, Inc. (a)	1,319	39,583
Cadence Design Systems, Inc. (a)	8,072	123,744
CommVault Systems, Inc. (a)	1,801	124,053
Comverse, Inc. (a)	1,145	39,628
Covisint Corp.	1,250	13,438
Electronic Arts, Inc. (a)	2,900	82,911
FireEye, Inc.	224	19,183
FleetMatics Group PLC (a)	1,260	46,557
Infoblox, Inc. (a)	3,818	88,119
Informatica Corp. (a)	2,390	99,328
Interactive Intelligence Group, Inc. (a)	1,435	114,269
Linx SA	800	14,337
Manhattan Associates, Inc. (a)	6,629	251,173
Mentor Graphics Corp.	3,547	76,757
MICROS Systems, Inc. (a)	1,362	75,605
MicroStrategy, Inc. Class A (a)	432	55,784
Model N, Inc.	3,210	35,278
NetScout Systems, Inc. (a)	1,405	53,362
Nuance Communications, Inc. (a)	3,965	60,625
Parametric Technology Corp. (a)	1,775	69,775
Qlik Technologies, Inc. (a)	6,236	190,198
Rovi Corp. (a)	4,630	115,009
SeaChange International, Inc. (a)	3,600	37,980
SolarWinds, Inc. (a)	2,707	125,009
SS&C Technologies Holdings, Inc. (a)	900	34,812
Synchronoss Technologies, Inc. (a)	1,700	58,446
TIBCO Software, Inc. (a)	5,151	112,240
TiVo, Inc. (a)	9,925	133,988
Ultimate Software Group, Inc. (a)	615	102,090
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Varonis Systems, Inc.	220	$ 9,680
Verint Systems, Inc. (a)	2,200	102,982
		2,759,797
TOTAL INFORMATION TECHNOLOGY		9,839,724
MATERIALS - 5.7%
Chemicals - 2.5%
Chemtura Corp. (a)	5,572	137,907
Cytec Industries, Inc.	1,760	166,619
Ferro Corp. (a)	4,207	55,196
Huntsman Corp.	3,925	95,613
Innospec, Inc.	765	33,285
Intrepid Potash, Inc. (a)	9,680	143,361
Koppers Holdings, Inc.	1,962	77,577
LSB Industries, Inc. (a)	4,257	139,161
Marrone Bio Innovations, Inc.	390	5,667
Methanex Corp.	2,708	189,778
PolyOne Corp.	2,643	99,113
Quaker Chemical Corp.	1,140	88,099
Rockwood Holdings, Inc.	1,468	115,796
Tronox Ltd. Class A	3,145	74,505
		1,421,677
Construction Materials - 0.2%
Eagle Materials, Inc.	250	22,100
Martin Marietta Materials, Inc.	653	79,653
		101,753
Containers & Packaging - 1.2%
Avery Dennison Corp.	1,570	78,217
Berry Plastics Group, Inc. (a)	5,512	134,107
Crown Holdings, Inc. (a)	1,820	81,936
Graphic Packaging Holding Co. (a)	10,025	102,656
Myers Industries, Inc.	1,858	39,947
Owens-Illinois, Inc. (a)	2,700	91,584
Rock-Tenn Co. Class A	1,252	139,748
Sealed Air Corp.	1,490	50,720
		718,915
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	8,420	267,588
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Carpenter Technology Corp.	1,164	$ 68,851
Century Aluminum Co. (a)	2,830	33,507
Globe Specialty Metals, Inc.	2,470	49,079
Horsehead Holding Corp. (a)	2,430	43,181
Iluka Resources Ltd.	5,490	46,002
Molycorp, Inc. (a)	6,510	33,982
Schnitzer Steel Industries, Inc. Class A	3,377	85,674
Steel Dynamics, Inc.	13,655	238,143
Walter Energy, Inc.	1,990	21,472
		887,479
Paper & Forest Products - 0.3%
Domtar Corp.	380	42,096
P.H. Glatfelter Co.	3,407	103,402
		145,498
TOTAL MATERIALS		3,275,322
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	1,406	133,809
UTILITIES - 2.2%
Electric Utilities - 0.8%
Allete, Inc.	677	34,195
Cleco Corp.	2,425	119,868
Great Plains Energy, Inc.	3,147	82,672
ITC Holdings Corp.	812	83,311
Portland General Electric Co.	2,936	93,365
UIL Holdings Corp.	1,430	55,370
		468,781
Gas Utilities - 0.4%
Atmos Energy Corp.	4,250	195,925
Southwest Gas Corp.	1,053	56,883
		252,808
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	1,350	31,577
NRG Energy, Inc.	1,613	46,890
Ormat Technologies, Inc.	1,780	49,395
The AES Corp.	5,550	75,758
		203,620
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.6%
Ameren Corp.	4,250	$ 171,743
CMS Energy Corp.	5,225	148,547
		320,290
TOTAL UTILITIES		1,245,499
TOTAL COMMON STOCKS (Cost $42,087,703)		53,087,796
Equity Funds - 0.9%

Sector Funds - 0.9%
PowerShares S&P SmallCap Financials Portfolio ETF (Cost $456,552)	12,790	500,217
Money Market Funds - 7.6%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $4,395,966)	4,395,966	4,395,966
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $46,940,221)		57,983,979
NET OTHER ASSETS (LIABILITIES) - 0.0%		11,971
NET ASSETS - 100%		$ 57,995,950
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
20 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2014	$ 2,748,400	$ 175,225

The face value of futures purchased as a percentage of net assets is 4.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 175,225	$ -
Total Value of Derivatives	$ 175,225	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,940,221)		$ 57,983,979
Segregated cash with brokers for derivative instruments		125,000
Receivable for investments sold		740,844
Receivable for fund shares sold		10,023
Dividends receivable		23,878
Receivable for daily variation margin for derivative instruments		4,000
Prepaid expenses		30
Receivable from investment adviser for expense reductions		25,124
Other receivables		624
Total assets		58,913,502

Liabilities
Payable for investments purchased	$ 796,176
Payable for fund shares redeemed	28,849
Accrued management fee	36,017
Distribution and service plan fees payable	21
Other affiliated payables	5,945
Other payables and accrued expenses	50,544
Total liabilities		917,552

Net Assets		$ 57,995,950
Net Assets consist of:
Paid in capital		$ 45,280,601
Accumulated net investment loss		(79)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,491,966
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,223,462
Net Assets		$ 57,995,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2014

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($57,018,978 ÷ 4,235,978 shares)	$ 13.46

Class F: Net Asset Value, offering price and redemption price per share ($763,381 ÷ 56,686 shares)	$ 13.47

Class L: Net Asset Value, offering price and redemption price per share ($106,834 ÷ 7,944 shares)	$ 13.45

Class N: Net Asset Value, offering price and redemption price per share ($106,757 ÷ 7,941 shares)	$ 13.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 488,421
Interest		10
Total income		488,431

Expenses
Management fee	$ 393,880
Transfer agent fees	47,933
Distribution and service plan fees	78
Accounting fees and expenses	19,766
Custodian fees and expenses	62,162
Independent trustees' compensation	584
Registration fees	49,588
Audit	58,152
Legal	896
Miscellaneous	497
Total expenses before reductions	633,536
Expense reductions	(46,988)	586,548
Net investment income (loss)		(98,117)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,919,055
Foreign currency transactions	(99)
Futures contracts	313,479
Realized gain distributions from underlying funds:
Unaffiliated issuers	1,575
Total net realized gain (loss)		8,234,010
Change in net unrealized appreciation (depreciation) on: Investment securities	3,961,507
Assets and liabilities in foreign currencies	4,479
Futures contracts	139,214
Total change in net unrealized appreciation (depreciation)		4,105,200
Net gain (loss)		12,339,210
Net increase (decrease) in net assets resulting from operations		$ 12,241,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (98,117)	$ 137,611
Net realized gain (loss)	8,234,010	1,654,921
Change in net unrealized appreciation (depreciation)	4,105,200	3,030,102
Net increase (decrease) in net assets resulting from operations	12,241,093	4,822,634
Distributions to shareholders from net investment income	-	(127,187)
Distributions to shareholders from net realized gain	(7,534,232)	(1,044,074)
Total distributions	(7,534,232)	(1,171,261)
Share transactions - net increase (decrease)	8,740,968	1,521,729
Redemption fees	359	41
Total increase (decrease) in net assets	13,448,188	5,173,143

Net Assets
Beginning of period	44,547,762	39,374,619
End of period (including accumulated net investment loss of $79 and undistributed net investment income of $0, respectively)	$ 57,995,950	$ 44,547,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.04	- I
Net realized and unrealized gain (loss)	3.24	1.30	1.25
Total from investment operations	3.21	1.34	1.25
Distributions from net investment income	-	(.04) F	-
Distributions from net realized gain	(2.00)	(.30) F	(.01) F
Total distributions	(2.00)	(.33) J	(.01)
Redemption fees added to paid in capital D	- I	- I	-
Net asset value, end of period	$ 13.46	$ 12.25	$ 11.24
Total Return B,C	27.21%	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.25%	1.16%	1.58% A
Expenses net of fee waivers, if any	1.16%	1.16%	1.16% A
Expenses net of all reductions	1.16%	1.16%	1.16% A
Net investment income (loss)	(.19)%	.35%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,019	$ 44,361	$ 39,375
Portfolio turnover rate H	117%	66%	11% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 11.49
Income from Investment Operations
Net investment income (loss) D	(.01)	.01
Net realized and unrealized gain (loss)	3.24	.91
Total from investment operations	3.23	.92
Distributions from net investment income	-	(.04) F
Distributions from net realized gain	(2.01)	(.12) F
Total distributions	(2.01)	(.16)
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 13.47	$ 12.25
Total Return B,C	27.40%	8.11%
Ratios to Average Net Assets G
Expenses before reductions	1.24%	1.11% A
Expenses net of fee waivers, if any	1.06%	1.06% A
Expenses net of all reductions	1.05%	1.06% A
Net investment income (loss)	(.09)%	.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 763	$ 186
Portfolio turnover rate H	117%	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.93
Total from investment operations	.92
Distributions from net realized gain	(1.75)
Redemption fees added to paid in capital D,E	-
Net asset value, end of period	$ 13.45
Total Return B,C	6.84%
Ratios to Average Net Assets G
Expenses before reductions	1.54% A
Expenses net of fee waivers, if any	1.16%A
Expenses net of all reductions	1.16%A
Net investment income (loss)	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate H	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount represents less than $.01 per share.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.02)
Net realized and unrealized gain (loss)	.92
Total from investment operations	.90
Distributions from net realized gain	(1.74)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 13.44
Total Return B,C	6.73%
Ratios to Average Net Assets F
Expenses before reductions	1.81% A
Expenses net of fee waivers, if any	1.41% A
Expenses net of all reductions	1.41% A
Net investment income (loss)	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate G	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Small-Mid Cap Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,985,921
Gross unrealized depreciation	(1,055,369)
Net unrealized appreciation (depreciation) on securities and other investments	$ 10,930,552

Tax Cost	$ 47,053,427

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 658,997
Undistributed long-term capital gain	$ 1,121,400
Net unrealized appreciation (depreciation)	$ 10,935,031

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 2,217,199	$ 950,652
Long-term Capital Gains	5,317,033	220,609
Total	$ 7,534,232	$ 1,171,261

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $313,479 and a change in net unrealized appreciation (depreciation) of $139,214 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $56,350,834 and $57,408,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (through June 17, 2013), Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS), Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of the investment adviser) (through October 21, 2013), RS Investment Management Co. LLC and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 78	$ 78

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Small-Mid Cap Multi-Manager	$ 47,863.10
Class L	35	.11*
Class N	35	.11*
	$ 47,933

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,847.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $5,082.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$ 39,185
Class F	1.06%	627
Class L	1.16%	112
Class N	1.41%	116

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,856 for the period.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 A	2013 B
From net investment income
Small-Mid Cap Multi-Manager	$ -	$ 126,578
Class F	-	609
Total	$ -	$ 127,187
From net realized gain
Small-Mid Cap Multi-Manager	$ 7,432,529	$ 1,042,320
Class F	77,256	1,754
Class L	12,241	-
Class N	12,206	-
Total	$ 7,534,232	$ 1,044,074

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014A	2013B	2014A	2013B
Small-Mid Cap Multi-Manager
Shares sold	58,842	16,842	$ 785,887	$ 191,697
Reinvestment of distributions	574,917	105,162	7,432,529	1,168,898
Shares redeemed	(20,253)	(1,259)	(268,998)	(13,834)
Net increase (decrease)	613,506	120,745	$ 7,949,418	$ 1,346,761
Class F
Shares sold	39,339	15,077	$ 541,280	$ 173,502
Reinvestment of distributions	5,950	209	77,256	2,363
Shares redeemed	(3,816)	(73)	(51,433)	(897)
Net increase (decrease)	41,473	15,213	$ 567,103	$ 174,968

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2014A	2013B	2014A	2013B
Small-Mid Cap Multi-Manager
Class L
Shares sold	7,003	-	$ 100,000	$ -
Reinvestment of distributions	941	-	12,241	-
Net increase (decrease)	7,944	-	$ 112,241	$ -
Class N
Shares sold	7,003	-	$ 100,000	$ -
Reinvestment of distributions	938	-	12,206	-
Net increase (decrease)	7,941	-	$ 112,206	$ -

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 98% of the total outstanding share of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager	04/14/14	04/11/14	$0.415

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $5,852,894, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager designates 8%, and 16% of the dividends distributed in April 12, 2013 and December 20, 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager designates 1%, and 18% of the dividends distributed in April 12, 2013 and December 20, 2013, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund - New Sub-Advisory Agreement

On September 11, 2013, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Massachusetts Financial Services Company (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.
Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the class' average net assets through April 30, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund - Annual Renewal of Advisory Contracts

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Neuberger Berman, Pyramis, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2012, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile and that the fund had out-performed 52% of its peers for the one-year period ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.06% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board also noted that due to its relatively small size, the fund has higher fixed expenses in basis points.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Massachusetts Financial Services
Company

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

RS Investment
Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-UANN-0414
1.933019.101

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Class F

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Class F B	27.40%	24.17%

A From December 20, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Barry Golden, who became Portfolio Manager of Strategic Advisers® Small-Mid Cap Multi-Manager Fund on April 30, 2013: For the year, the Class F shares of Strategic Advisers® Small-Mid Cap Multi-Manager Fund (the Fund) returned 27.40%, trailing the 29.97% gain of the Russell 2500® Index. Relative tothe benchmark, Kennedy Capital Management was the manager that hurt the most, hampered by its cash stake in a rising market, weak stock selection in information technology and adverse positioning in health care. Another manager, Advisory Research, also was hurt by holding cash, along with unfavorable positioning in materials. MFS lagged the Russell index by a sizable margin, due to poor positioning in energy, combined with subpar stock picks in industrials and materials. On the plus side, Invesco Advisers benefited from solid stock choices in financials, as well as strong overall positioning in biotechnology, which was among the best-performing industry groups for the period. RS Investment Management also was helped by positioning in financials and biotechnology, along with adroit stock picking in health care equipment/services. During the period, RS and MFS were added as sub-advisers, Fred Alger Management was eliminated, and assets managed by sub-adviser Pyramis Global Advisors were liquidated and redeployed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Small-Mid Cap Multi-Manager and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,163.70	$ 6.22C
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81D
Class F	1.06%
Actual		$ 1,000.00	$ 1,164.50	$ 5.69C
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31D
Class L	1.16%
Actual		$ 1,000.00	$ 1,068.40	$ 3.58C
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81D
Class N	1.41%
Actual		$ 1,000.00	$ 1,067.30	$ 4.35C
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Small-Mid Cap Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PowerShares S&P SmallCap Financials Portfolio ETF	0.9	1.2
Gulfport Energy Corp.	0.6	0.6
Swift Transporation Co.	0.6	0.5
Huntington Bancshares, Inc.	0.6	0.7
Salix Pharmaceuticals Ltd.	0.6	0.4
Oshkosh Truck Corp.	0.5	0.5
IPG Photonics Corp.	0.5	0.2
Generac Holdings, Inc.	0.5	0.3
Tribune Co. Class A	0.5	0.5
Comerica, Inc.	0.5	0.5
	5.8
Top Five Market Sectors as of February 28, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.0	15.9
Financials	16.9	18.9
Industrials	15.9	14.9
Consumer Discretionary	14.1	14.6
Health Care	10.0	10.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Common Stocks 91.5%	Common Stocks 92.7%
Sector Funds 0.9%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 7.6%	Short-Term Investments and Net Other Assets (Liabilities) 6.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 2.0%
Allison Transmission Holdings, Inc.	2,350	$ 69,983
Autoliv, Inc.	566	54,528
Cooper Tire & Rubber Co.	2,533	63,148
Dana Holding Corp.	7,529	163,229
Dorman Products, Inc. (a)	1,990	114,664
Drew Industries, Inc.	1,550	76,322
Gentex Corp.	5,548	174,041
Remy International, Inc.	50	1,115
Stoneridge, Inc. (a)	5,975	65,785
Tenneco, Inc. (a)	1,421	85,601
Tower International, Inc. (a)	2,250	57,780
Visteon Corp. (a)	2,670	222,758
		1,148,954
Distributors - 0.1%
Pool Corp.	1,378	80,558
Diversified Consumer Services - 1.1%
Bright Horizons Family Solutions, Inc. (a)	1,630	64,336
Capella Education Co.	1,270	84,430
Grand Canyon Education, Inc. (a)	1,800	85,320
H&R Block, Inc.	5,167	163,484
Kroton Educacional SA	3,400	63,367
LifeLock, Inc. (a)	4,850	96,564
Sotheby's Class A (Ltd. vtg.)	1,450	68,165
		625,666
Hotels, Restaurants & Leisure - 2.7%
Arcos Dorados Holdings, Inc. Class A	4,270	37,533
BJ's Restaurants, Inc. (a)	1,150	31,855
Choice Hotels International, Inc.	1,320	64,456
Chuys Holdings, Inc. (a)	230	9,156
Diamond Resorts International, Inc.	1,870	34,015
Domino's Pizza, Inc.	1,504	118,906
Dunkin' Brands Group, Inc.	410	21,185
Hyatt Hotels Corp. Class A (a)	4,210	219,594
Jack in the Box, Inc. (a)	2,409	138,397
MGM Mirage, Inc. (a)	3,900	107,445
Multimedia Games Holding Co., Inc. (a)	2,570	84,874
Norwegian Cruise Line Holdings Ltd. (a)	1,470	50,377
Orient Express Hotels Ltd. Class A (a)	4,050	62,370
Pinnacle Entertainment, Inc. (a)	3,906	94,916
Royal Caribbean Cruises Ltd.	2,250	119,093
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
The Cheesecake Factory, Inc.	1,583	$ 75,224
Vail Resorts, Inc.	1,510	106,183
Wendy's Co.	18,125	173,638
		1,549,217
Household Durables - 0.7%
D.R. Horton, Inc.	5,150	126,484
Ethan Allen Interiors, Inc.	1,954	49,104
M.D.C. Holdings, Inc.	4,320	134,741
Mohawk Industries, Inc. (a)	145	20,522
SodaStream International Ltd. (a)	530	20,924
Standard Pacific Corp. (a)	4,720	42,999
		394,774
Internet & Catalog Retail - 1.1%
HomeAway, Inc. (a)	3,762	172,563
MakeMyTrip Ltd. (a)	1,561	40,352
Orbitz Worldwide, Inc. (a)	10,300	99,498
RetailMeNot, Inc.	900	37,593
Shutterfly, Inc. (a)	4,943	269,690
		619,696
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc.	1,430	66,953
Brunswick Corp.	1,707	76,457
		143,410
Media - 2.0%
AMC Networks, Inc. Class A (a)	1,100	83,622
DHX Media Ltd.	1,210	5,212
Gannett Co., Inc.	5,125	152,469
Gray Television, Inc. (a)	2,850	33,488
IMAX Corp. (a)	3,970	106,198
News Corp. Class A (a)	14,570	267,068
Sinclair Broadcast Group, Inc. Class A	7,413	219,573
Tribune Co. Class A (a)	3,930	311,453
		1,179,083
Multiline Retail - 0.2%
Dillard's, Inc. Class A	1,245	115,262
Specialty Retail - 2.9%
Cabela's, Inc. Class A (a)	1,120	74,278
Citi Trends, Inc. (a)	2,290	37,556
CST Brands, Inc.	5,360	174,361
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
DSW, Inc. Class A	4,413	$ 169,812
Express, Inc. (a)	6,441	117,806
Five Below, Inc. (a)	1,200	46,248
Francesca's Holdings Corp. (a)	1,697	33,210
Group 1 Automotive, Inc.	1,034	69,030
Guess?, Inc.	3,775	114,534
Lithia Motors, Inc. Class A (sub. vtg.)	1,833	116,249
Monro Muffler Brake, Inc.	1,957	116,774
New York & Co., Inc. (a)	2,400	10,632
Office Depot, Inc. (a)	24,009	118,364
Outerwall, Inc. (a)	1,045	73,913
Pier 1 Imports, Inc.	4,748	89,832
RadioShack Corp. (a)	4,050	10,854
Restoration Hardware Holdings, Inc. (a)	1,070	72,460
Select Comfort Corp. (a)	1,150	20,769
Tile Shop Holdings, Inc. (a)	2,270	35,003
Vitamin Shoppe, Inc. (a)	2,490	116,507
Williams-Sonoma, Inc.	1,280	74,547
		1,692,739
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (a)	700	10,661
Deckers Outdoor Corp. (a)	789	58,662
Fossil Group, Inc. (a)	431	49,526
G-III Apparel Group Ltd. (a)	1,127	78,315
Hanesbrands, Inc.	2,580	189,062
PVH Corp.	605	76,490
Steven Madden Ltd. (a)	2,513	91,599
Vince Holding Corp.	1,070	28,890
Wolverine World Wide, Inc.	2,000	52,720
		635,925
TOTAL CONSUMER DISCRETIONARY		8,185,284
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 1.3%
Brasil Pharma SA (a)	9,700	21,719
Casey's General Stores, Inc.	380	26,026
Fairway Group Holdings Corp.	2,680	20,904
Fresh Market, Inc. (a)	1,270	42,545
Rite Aid Corp. (a)	23,850	157,172
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	2,410	$ 90,255
SUPERVALU, Inc. (a)	19,025	123,092
Susser Holdings Corp. (a)	4,330	262,311
		744,024
Food Products - 1.0%
Annie's, Inc. (a)	2,028	76,009
B&G Foods, Inc. Class A	2,170	65,013
Darling International, Inc. (a)	4,710	95,048
Flowers Foods, Inc.	1,050	21,599
Grupo Lala S.A.B. de CV	8,000	16,759
Lancaster Colony Corp.	984	88,757
Pinnacle Foods, Inc.	4,075	115,404
The Hain Celestial Group, Inc. (a)	1,070	95,551
		574,140
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	1,898	148,063
Personal Products - 0.2%
Elizabeth Arden, Inc. (a)	1,550	47,384
Inter Parfums, Inc.	1,966	66,077
		113,461
TOTAL CONSUMER STAPLES		1,579,688
ENERGY - 6.8%
Energy Equipment & Services - 2.2%
Atwood Oceanics, Inc. (a)	4,139	196,147
Basic Energy Services, Inc. (a)	2,500	59,625
Dresser-Rand Group, Inc. (a)	1,957	106,324
Dril-Quip, Inc. (a)	867	93,255
Frank's International NV	2,530	59,809
Geospace Technologies Corp. (a)	855	65,638
Hercules Offshore, Inc. (a)	14,866	70,762
Hornbeck Offshore Services, Inc. (a)	1,866	79,790
ION Geophysical Corp. (a)	7,350	29,915
Oil States International, Inc. (a)	465	44,138
Parker Drilling Co. (a)	15,050	121,454
Patterson-UTI Energy, Inc.	3,132	91,173
SEACOR Holdings, Inc. (a)	1,891	167,278
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
TETRA Technologies, Inc. (a)	5,300	$ 63,600
Tidewater, Inc.	975	47,502
		1,296,410
Oil, Gas & Consumable Fuels - 4.6%
Alpha Natural Resources, Inc. (a)	3,460	18,580
Antero Resources Corp.	750	45,255
Bonanza Creek Energy, Inc. (a)	1,340	66,960
Cabot Oil & Gas Corp.	1,880	65,800
Cameco Corp.	1,760	42,613
Carrizo Oil & Gas, Inc. (a)	3,644	181,253
Cimarex Energy Co.	2,620	303,160
Cloud Peak Energy, Inc. (a)	4,435	86,039
CONSOL Energy, Inc.	2,340	93,834
Energen Corp.	1,188	95,563
Gulfport Energy Corp. (a)	5,590	369,499
Navigator Holdings Ltd. (a)	710	17,147
Oasis Petroleum, Inc. (a)	2,564	111,713
PBF Energy, Inc. Class A	6,950	175,140
Peabody Energy Corp.	7,670	134,685
Pioneer Natural Resources Co.	1,480	297,746
Range Resources Corp.	1,530	131,657
Resolute Energy Corp. (a)	4,670	43,524
Rex American Resources Corp. (a)	40	1,907
Rice Energy, Inc.	2,320	55,680
Rosetta Resources, Inc. (a)	1,014	44,991
StealthGas, Inc. (a)	1,560	16,396
Ultra Petroleum Corp. (a)	3,333	83,858
Whiting Petroleum Corp. (a)	2,740	188,265
		2,671,265
TOTAL ENERGY		3,967,675
FINANCIALS - 16.9%
Capital Markets - 2.4%
Affiliated Managers Group, Inc. (a)	387	72,775
American Capital Ltd. (a)	15,380	239,313
Ares Capital Corp.	3,311	59,697
Eaton Vance Corp. (non-vtg.)	3,975	150,414
Evercore Partners, Inc. Class A	575	31,993
Greenhill & Co., Inc.	1,061	56,519
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Janus Capital Group, Inc.	6,196	$ 69,333
LPL Financial	900	48,312
New Mountain Finance Corp.	4,739	71,180
Raymond James Financial, Inc.	4,525	238,830
SEI Investments Co.	2,547	85,503
Stifel Financial Corp. (a)	2,295	110,367
Uranium Participation Corp. (a)	2,490	13,267
Waddell & Reed Financial, Inc. Class A	700	48,790
WisdomTree Investments, Inc. (a)	5,770	89,897
		1,386,190
Commercial Banks - 5.9%
BankUnited, Inc.	1,430	47,876
CIT Group, Inc.	5,720	278,450
City National Corp.	530	39,660
Comerica, Inc.	6,420	309,316
East West Bancorp, Inc.	5,981	213,462
First Niagara Financial Group, Inc.	5,670	51,427
First Republic Bank	790	41,056
FirstMerit Corp.	2,188	45,423
Hanmi Financial Corp.	2,387	55,927
Home Bancshares, Inc.	2,330	78,195
Huntington Bancshares, Inc.	34,935	332,931
Investors Bancorp, Inc.	7,983	211,709
KeyCorp	10,290	135,519
MB Financial, Inc.	3,875	118,304
National Bank Holdings Corp.	2,492	48,918
PacWest Bancorp	2,643	114,706
Prosperity Bancshares, Inc.	2,372	150,171
Regions Financial Corp.	28,550	303,772
SVB Financial Group (a)	1,391	175,141
Synovus Financial Corp.	16,546	57,580
TCF Financial Corp.	3,850	62,062
Texas Capital Bancshares, Inc. (a)	975	61,376
UMB Financial Corp.	1,337	83,349
Umpqua Holdings Corp.	9,096	161,636
Webster Financial Corp.	7,850	243,115
		3,421,081
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.4%
Discover Financial Services	2,790	$ 160,090
Portfolio Recovery Associates, Inc. (a)	2,003	108,623
		268,713
Diversified Financial Services - 0.6%
ING U.S., Inc.	7,700	276,199
MarketAxess Holdings, Inc.	950	56,088
		332,287
Insurance - 2.9%
Allied World Assurance Co. Holdings Ltd.	2,430	242,320
American Equity Investment Life Holding Co.	3,444	75,286
Amtrust Financial Services, Inc.	2,995	113,211
Brown & Brown, Inc.	890	26,789
CNO Financial Group, Inc.	12,880	235,189
Everest Re Group Ltd.	400	59,696
HCC Insurance Holdings, Inc.	4,100	179,990
Lincoln National Corp.	2,025	101,513
Platinum Underwriters Holdings Ltd.	1,130	66,241
Protective Life Corp.	3,116	162,468
Reinsurance Group of America, Inc.	1,405	108,171
Validus Holdings Ltd.	2,125	78,221
White Mountains Insurance Group Ltd.	370	214,437
		1,663,532
Real Estate Investment Trusts - 3.8%
BioMed Realty Trust, Inc.	10,450	216,106
Brandywine Realty Trust (SBI)	11,475	168,109
Campus Crest Communities, Inc.	6,572	54,416
CBL & Associates Properties, Inc.	11,700	208,143
Chesapeake Lodging Trust	3,214	83,725
Corrections Corp. of America	2,868	95,648
Cousins Properties, Inc.	5,031	58,108
DuPont Fabros Technology, Inc.	5,250	139,440
Gaming & Leisure Properties	2,110	80,349
Glimcher Realty Trust	6,644	64,646
iStar Financial, Inc. (a)	4,740	73,470
Kilroy Realty Corp.	2,300	132,296
Kite Realty Group Trust	10,267	63,450
Liberty Property Trust (SBI)	5,775	220,952
Medical Properties Trust, Inc.	5,368	70,804
Plum Creek Timber Co., Inc.	2,530	109,524
Post Properties, Inc.	751	36,446
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Rayonier, Inc.	3,180	$ 149,746
Ryman Hospitality Properties, Inc.	4,630	195,340
		2,220,718
Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	6,330	263,455
CBRE Group, Inc. (a)	3,550	99,223
		362,678
Thrifts & Mortgage Finance - 0.3%
Northfield Bancorp, Inc.	4,391	55,590
Ocwen Financial Corp. (a)	1,342	50,244
Walker & Dunlop, Inc. (a)	3,641	61,278
		167,112
TOTAL FINANCIALS		9,822,311
HEALTH CARE - 10.0%
Biotechnology - 1.7%
Acorda Therapeutics, Inc. (a)	1,450	53,128
Aegerion Pharmaceuticals, Inc. (a)	850	46,546
BioMarin Pharmaceutical, Inc. (a)	1,124	91,044
Cepheid, Inc. (a)	980	52,587
Cubist Pharmaceuticals, Inc. (a)	1,550	123,256
Incyte Corp. (a)	2,391	153,646
KYTHERA Biopharmaceuticals, Inc. (a)	730	36,478
Ligand Pharmaceuticals, Inc. Class B (a)	1,714	119,552
MiMedx Group, Inc. (a)	2,460	17,589
NPS Pharmaceuticals, Inc. (a)	1,980	69,260
Seattle Genetics, Inc. (a)	1,821	95,766
United Therapeutics Corp. (a)	1,140	115,619
		974,471
Health Care Equipment & Supplies - 3.0%
Accuray, Inc. (a)	1,950	18,291
Alere, Inc. (a)	3,185	117,017
Analogic Corp.	1,108	104,440
Anika Therapeutics, Inc. (a)	1,450	57,087
Cardiovascular Systems, Inc. (a)	1,520	53,200
CONMED Corp.	182	8,485
Cyberonics, Inc. (a)	1,660	113,660
Endologix, Inc. (a)	3,120	42,120
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Genmark Diagnostics, Inc. (a)	1,800	$ 22,428
Globus Medical, Inc. (a)	7,174	169,737
Hill-Rom Holdings, Inc.	1,318	49,860
Hologic, Inc. (a)	4,920	107,158
ICU Medical, Inc. (a)	802	46,404
Insulet Corp. (a)	1,930	91,501
Masimo Corp. (a)	2,150	54,933
Novadaq Technologies, Inc. (a)	420	8,568
NuVasive, Inc. (a)	4,994	183,530
NxStage Medical, Inc. (a)	1,520	21,082
Sirona Dental Systems, Inc. (a)	2,111	148,741
Steris Corp.	1,762	81,316
Symmetry Medical, Inc. (a)	2,100	22,218
TearLab Corp. (a)	4,050	32,603
Thoratec Corp. (a)	1,691	62,804
Uroplasty, Inc. (a)	2,770	11,412
West Pharmaceutical Services, Inc.	3,222	146,859
		1,775,454
Health Care Providers & Services - 2.6%
Air Methods Corp. (a)	1,667	90,051
AMN Healthcare Services, Inc. (a)	5,700	79,401
Capital Senior Living Corp. (a)	2,410	61,262
Centene Corp. (a)	3,241	206,387
Chemed Corp.	1,373	116,156
Community Health Systems, Inc. (a)	1,980	82,190
Community Health Systems, Inc. rights (a)	5,163	268
ExamWorks Group, Inc. (a)	3,811	138,644
HealthSouth Corp.	6,434	210,263
Healthways, Inc. (a)	3,546	53,048
MEDNAX, Inc. (a)	3,427	208,430
Premier, Inc.	1,650	55,193
Universal Health Services, Inc. Class B	1,850	148,518
VCA Antech, Inc. (a)	2,772	85,849
		1,535,660
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	3,810	70,752
HealthStream, Inc. (a)	1,160	33,431
HMS Holdings Corp. (a)	1,605	32,838
MedAssets, Inc. (a)	3,209	77,947
		214,968
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.0%
Affymetrix, Inc. (a)	7,625	$ 58,865
Cambrex Corp. (a)	980	19,669
Charles River Laboratories International, Inc. (a)	1,685	100,106
PAREXEL International Corp. (a)	1,654	88,605
PerkinElmer, Inc.	3,133	141,988
Techne Corp.	894	79,423
Waters Corp. (a)	753	83,884
		572,540
Pharmaceuticals - 1.3%
Aratana Therapeutics, Inc.	540	12,620
Jazz Pharmaceuticals PLC (a)	1,238	188,108
Mallinckrodt PLC (a)	2,225	150,610
Questcor Pharmaceuticals, Inc.	659	40,034
Salix Pharmaceuticals Ltd. (a)	3,009	324,731
TherapeuticsMD, Inc. (a)	3,910	26,862
		742,965
TOTAL HEALTH CARE		5,816,058
INDUSTRIALS - 15.9%
Aerospace & Defense - 2.2%
AAR Corp.	1,500	43,350
AeroVironment, Inc. (a)	1,400	43,736
Alliant Techsystems, Inc.	740	99,745
HEICO Corp. Class A	2,207	101,390
Hexcel Corp. (a)	3,932	176,940
Huntington Ingalls Industries, Inc.	1,205	122,103
Spirit AeroSystems Holdings, Inc. Class A (a)	2,620	75,535
Teledyne Technologies, Inc. (a)	3,074	301,191
Textron, Inc.	2,840	112,748
TransDigm Group, Inc.	766	136,455
Triumph Group, Inc.	1,146	74,719
		1,287,912
Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. (a)	680	20,488
Echo Global Logistics, Inc. (a)	2,388	38,017
Forward Air Corp.	1,589	68,740
Hub Group, Inc. Class A (a)	1,838	71,811
		199,056
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
Allegiant Travel Co.	512	$ 50,821
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR	3,540	32,851
JetBlue Airways Corp. (a)	15,725	138,852
		222,524
Building Products - 0.9%
A.O. Smith Corp.	4,983	247,655
Owens Corning	6,290	287,830
		535,485
Commercial Services & Supplies - 1.7%
ABM Industries, Inc.	4,475	126,329
Clean Harbors, Inc. (a)	2,700	127,602
Covanta Holding Corp.	3,100	55,800
Healthcare Services Group, Inc.	1,980	53,321
Mix Telematics Ltd. sponsored ADR	1,840	22,448
Performant Financial Corp. (a)	1,970	15,583
Pitney Bowes, Inc.	7,932	201,869
R.R. Donnelley & Sons Co.	4,000	76,520
Steelcase, Inc. Class A	4,815	71,599
Team, Inc. (a)	890	38,484
Tetra Tech, Inc. (a)	6,414	185,236
		974,791
Construction & Engineering - 0.3%
KBR, Inc.	2,220	61,316
MasTec, Inc. (a)	2,306	94,408
		155,724
Electrical Equipment - 2.0%
Acuity Brands, Inc.	796	112,276
AZZ, Inc.	1,596	70,815
Encore Wire Corp.	3,890	203,408
Generac Holdings, Inc.	5,533	315,215
GrafTech International Ltd. (a)	12,710	123,287
II-VI, Inc. (a)	1,980	32,452
Polypore International, Inc. (a)	1,790	61,952
Regal-Beloit Corp.	2,312	170,371
Sensata Technologies Holding BV (a)	1,270	51,613
		1,141,389
Machinery - 4.6%
Actuant Corp. Class A	2,205	77,307
AGCO Corp.	2,132	111,887
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Chart Industries, Inc. (a)	534	$ 44,621
Crane Co.	1,211	86,490
ESCO Technologies, Inc.	1,180	42,291
Flowserve Corp.	804	65,293
IDEX Corp.	1,730	129,871
ITT Corp.	6,061	266,078
Joy Global, Inc.	1,530	84,150
Kennametal, Inc.	800	34,992
Lincoln Electric Holdings, Inc.	1,518	113,804
Lindsay Corp.	739	62,712
Manitowoc Co., Inc.	1,600	49,504
Meritor, Inc. (a)	3,150	39,092
Middleby Corp. (a)	624	185,053
Nordson Corp.	390	28,532
Oshkosh Truck Corp.	5,510	318,643
Proto Labs, Inc. (a)	280	21,812
Rexnord Corp. (a)	2,202	66,038
SPX Corp.	1,445	155,598
Terex Corp.	1,050	46,757
TriMas Corp. (a)	2,178	73,203
Trinity Industries, Inc.	1,533	110,085
Twin Disc, Inc.	1,230	30,467
WABCO Holdings, Inc. (a)	1,419	145,377
Wabtec Corp.	2,745	217,871
Woodward, Inc.	1,350	58,847
		2,666,375
Marine - 0.6%
Danaos Corp. (a)	2,300	14,168
Diana Shipping, Inc. (a)	6,270	81,635
Kirby Corp. (a)	996	104,192
Navios Maritime Holdings, Inc.	5,270	50,539
Safe Bulkers, Inc.	9,775	100,096
		350,630
Professional Services - 0.7%
Advisory Board Co. (a)	540	34,603
FTI Consulting, Inc. (a)	900	26,271
Huron Consulting Group, Inc. (a)	1,500	99,255
ICF International, Inc. (a)	632	25,545
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Manpower, Inc.	2,490	$ 194,618
WageWorks, Inc. (a)	690	40,814
		421,106
Road & Rail - 1.4%
AMERCO	725	168,882
Arkansas Best Corp.	4,725	157,154
Old Dominion Freight Lines, Inc. (a)	1,710	91,040
Ryder System, Inc.	780	58,750
Swift Transporation Co. (a)	13,698	333,683
		809,509
Trading Companies & Distributors - 0.8%
Finning International, Inc.	1,100	29,961
MRC Global, Inc. (a)	3,850	99,022
MSC Industrial Direct Co., Inc. Class A	510	44,028
United Rentals, Inc. (a)	1,302	115,019
Watsco, Inc.	848	83,426
WESCO International, Inc. (a)	1,003	86,469
		457,925
TOTAL INDUSTRIALS		9,222,426
INFORMATION TECHNOLOGY - 17.0%
Communications Equipment - 1.8%
Arris Group, Inc. (a)	7,132	204,688
Aruba Networks, Inc. (a)	3,661	75,087
Aviat Networks, Inc. (a)	3,500	6,825
Brocade Communications Systems, Inc. (a)	10,625	101,681
Ceragon Networks Ltd. (a)	2,500	8,100
Ciena Corp. (a)	2,150	52,826
F5 Networks, Inc. (a)	1,050	117,957
Finisar Corp. (a)	10,345	245,177
Infinera Corp. (a)	5,420	45,094
Riverbed Technology, Inc. (a)	3,152	70,227
Sierra Wireless, Inc. (United States) (a)	1,950	39,897
Ubiquiti Networks, Inc. (a)	911	45,013
		1,012,572
Computers & Peripherals - 0.7%
Cray, Inc. (a)	2,989	103,688
Electronics for Imaging, Inc. (a)	1,160	51,736
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Logitech International SA (Reg.)	5,050	$ 80,674
NCR Corp. (a)	4,928	167,798
Quantum Corp. (a)	7,000	8,190
Stratasys Ltd. (a)	160	20,341
		432,427
Electronic Equipment & Components - 3.2%
Aeroflex Holding Corp. (a)	3,250	25,968
Cognex Corp. (a)	4,462	168,039
CTS Corp.	188	3,839
Dolby Laboratories, Inc. Class A (a)	920	37,932
FLIR Systems, Inc.	2,699	92,144
InvenSense, Inc. (a)	8,247	166,177
IPG Photonics Corp. (a)	4,417	317,008
Itron, Inc. (a)	990	34,650
Jabil Circuit, Inc.	1,200	22,212
Littelfuse, Inc.	2,032	191,760
Maxwell Technologies, Inc. (a)	1,200	12,264
Mercury Systems, Inc. (a)	2,800	31,080
National Instruments Corp.	2,111	61,156
Orbotech Ltd. (a)	4,583	65,033
OSI Systems, Inc. (a)	585	35,960
Plexus Corp. (a)	1,312	53,989
SYNNEX Corp. (a)	3,136	186,529
Tech Data Corp. (a)	1,590	91,584
Trimble Navigation Ltd. (a)	4,062	154,965
Universal Display Corp. (a)	2,820	97,403
		1,849,692
Internet Software & Services - 2.0%
AOL, Inc. (a)	1,660	72,675
Bankrate, Inc. (a)	1,090	21,942
Constant Contact, Inc. (a)	2,550	70,304
Conversant, Inc. (a)	3,933	97,774
CoStar Group, Inc. (a)	892	179,328
Cvent, Inc.	670	26,318
Dealertrack Technologies, Inc. (a)	1,958	105,869
Digital River, Inc. (a)	3,550	63,084
E2open, Inc. (a)	750	20,843
LogMeIn, Inc. (a)	3,010	125,969
Millennial Media, Inc. (a)	5,060	30,562
OpenTable, Inc. (a)	973	77,538
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
SciQuest, Inc. (a)	1,620	$ 47,822
Web.com Group, Inc. (a)	4,725	172,226
Xoom Corp.	1,360	38,121
		1,150,375
IT Services - 1.5%
Alliance Data Systems Corp. (a)	310	88,384
Convergys Corp.	1,460	29,886
CoreLogic, Inc. (a)	2,280	74,328
DST Systems, Inc.	550	51,689
EPAM Systems, Inc. (a)	1,577	66,124
Euronet Worldwide, Inc. (a)	2,880	110,189
Forrester Research, Inc.	540	19,559
Gartner, Inc. Class A (a)	650	45,214
Global Payments, Inc.	1,520	106,902
Heartland Payment Systems, Inc.	1,160	46,910
iGATE Corp. (a)	2,130	72,101
InterXion Holding N.V. (a)	2,670	64,053
MoneyGram International, Inc. (a)	950	18,079
Teradata Corp. (a)	1,151	52,854
VeriFone Systems, Inc. (a)	1,530	44,294
		890,566
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc. (a)	2,675	73,402
Ceva, Inc. (a)	1,100	19,888
First Solar, Inc. (a)	2,075	118,420
FormFactor, Inc. (a)	4,100	29,233
Freescale Semiconductor, Inc. (a)	2,090	47,548
Ikanos Communications, Inc. (a)	3,000	2,760
Lam Research Corp. (a)	3,300	170,709
MagnaChip Semiconductor Corp. (a)	2,658	39,179
Mellanox Technologies Ltd. (a)	2,150	78,518
Microsemi Corp. (a)	4,430	102,156
MKS Instruments, Inc.	1,811	54,439
NXP Semiconductors NV (a)	675	37,955
ON Semiconductor Corp. (a)	15,400	143,836
Power Integrations, Inc.	1,640	96,973
Rambus, Inc. (a)	6,250	57,625
Rubicon Technology, Inc. (a)	2,870	37,052
Silicon Laboratories, Inc. (a)	3,036	157,781
Skyworks Solutions, Inc. (a)	4,182	148,294
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Spansion, Inc. Class A (a)	2,620	$ 42,732
Teradyne, Inc. (a)	8,895	180,391
Ultratech, Inc. (a)	4,020	105,404
		1,744,295
Software - 4.8%
ANSYS, Inc. (a)	991	82,768
Aspen Technology, Inc. (a)	3,644	171,086
BroadSoft, Inc. (a)	1,319	39,583
Cadence Design Systems, Inc. (a)	8,072	123,744
CommVault Systems, Inc. (a)	1,801	124,053
Comverse, Inc. (a)	1,145	39,628
Covisint Corp.	1,250	13,438
Electronic Arts, Inc. (a)	2,900	82,911
FireEye, Inc.	224	19,183
FleetMatics Group PLC (a)	1,260	46,557
Infoblox, Inc. (a)	3,818	88,119
Informatica Corp. (a)	2,390	99,328
Interactive Intelligence Group, Inc. (a)	1,435	114,269
Linx SA	800	14,337
Manhattan Associates, Inc. (a)	6,629	251,173
Mentor Graphics Corp.	3,547	76,757
MICROS Systems, Inc. (a)	1,362	75,605
MicroStrategy, Inc. Class A (a)	432	55,784
Model N, Inc.	3,210	35,278
NetScout Systems, Inc. (a)	1,405	53,362
Nuance Communications, Inc. (a)	3,965	60,625
Parametric Technology Corp. (a)	1,775	69,775
Qlik Technologies, Inc. (a)	6,236	190,198
Rovi Corp. (a)	4,630	115,009
SeaChange International, Inc. (a)	3,600	37,980
SolarWinds, Inc. (a)	2,707	125,009
SS&C Technologies Holdings, Inc. (a)	900	34,812
Synchronoss Technologies, Inc. (a)	1,700	58,446
TIBCO Software, Inc. (a)	5,151	112,240
TiVo, Inc. (a)	9,925	133,988
Ultimate Software Group, Inc. (a)	615	102,090
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Varonis Systems, Inc.	220	$ 9,680
Verint Systems, Inc. (a)	2,200	102,982
		2,759,797
TOTAL INFORMATION TECHNOLOGY		9,839,724
MATERIALS - 5.7%
Chemicals - 2.5%
Chemtura Corp. (a)	5,572	137,907
Cytec Industries, Inc.	1,760	166,619
Ferro Corp. (a)	4,207	55,196
Huntsman Corp.	3,925	95,613
Innospec, Inc.	765	33,285
Intrepid Potash, Inc. (a)	9,680	143,361
Koppers Holdings, Inc.	1,962	77,577
LSB Industries, Inc. (a)	4,257	139,161
Marrone Bio Innovations, Inc.	390	5,667
Methanex Corp.	2,708	189,778
PolyOne Corp.	2,643	99,113
Quaker Chemical Corp.	1,140	88,099
Rockwood Holdings, Inc.	1,468	115,796
Tronox Ltd. Class A	3,145	74,505
		1,421,677
Construction Materials - 0.2%
Eagle Materials, Inc.	250	22,100
Martin Marietta Materials, Inc.	653	79,653
		101,753
Containers & Packaging - 1.2%
Avery Dennison Corp.	1,570	78,217
Berry Plastics Group, Inc. (a)	5,512	134,107
Crown Holdings, Inc. (a)	1,820	81,936
Graphic Packaging Holding Co. (a)	10,025	102,656
Myers Industries, Inc.	1,858	39,947
Owens-Illinois, Inc. (a)	2,700	91,584
Rock-Tenn Co. Class A	1,252	139,748
Sealed Air Corp.	1,490	50,720
		718,915
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	8,420	267,588
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Carpenter Technology Corp.	1,164	$ 68,851
Century Aluminum Co. (a)	2,830	33,507
Globe Specialty Metals, Inc.	2,470	49,079
Horsehead Holding Corp. (a)	2,430	43,181
Iluka Resources Ltd.	5,490	46,002
Molycorp, Inc. (a)	6,510	33,982
Schnitzer Steel Industries, Inc. Class A	3,377	85,674
Steel Dynamics, Inc.	13,655	238,143
Walter Energy, Inc.	1,990	21,472
		887,479
Paper & Forest Products - 0.3%
Domtar Corp.	380	42,096
P.H. Glatfelter Co.	3,407	103,402
		145,498
TOTAL MATERIALS		3,275,322
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	1,406	133,809
UTILITIES - 2.2%
Electric Utilities - 0.8%
Allete, Inc.	677	34,195
Cleco Corp.	2,425	119,868
Great Plains Energy, Inc.	3,147	82,672
ITC Holdings Corp.	812	83,311
Portland General Electric Co.	2,936	93,365
UIL Holdings Corp.	1,430	55,370
		468,781
Gas Utilities - 0.4%
Atmos Energy Corp.	4,250	195,925
Southwest Gas Corp.	1,053	56,883
		252,808
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	1,350	31,577
NRG Energy, Inc.	1,613	46,890
Ormat Technologies, Inc.	1,780	49,395
The AES Corp.	5,550	75,758
		203,620
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.6%
Ameren Corp.	4,250	$ 171,743
CMS Energy Corp.	5,225	148,547
		320,290
TOTAL UTILITIES		1,245,499
TOTAL COMMON STOCKS (Cost $42,087,703)		53,087,796
Equity Funds - 0.9%

Sector Funds - 0.9%
PowerShares S&P SmallCap Financials Portfolio ETF (Cost $456,552)	12,790	500,217
Money Market Funds - 7.6%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $4,395,966)	4,395,966	4,395,966
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $46,940,221)		57,983,979
NET OTHER ASSETS (LIABILITIES) - 0.0%		11,971
NET ASSETS - 100%		$ 57,995,950
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
20 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2014	$ 2,748,400	$ 175,225

The face value of futures purchased as a percentage of net assets is 4.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 175,225	$ -
Total Value of Derivatives	$ 175,225	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,940,221)		$ 57,983,979
Segregated cash with brokers for derivative instruments		125,000
Receivable for investments sold		740,844
Receivable for fund shares sold		10,023
Dividends receivable		23,878
Receivable for daily variation margin for derivative instruments		4,000
Prepaid expenses		30
Receivable from investment adviser for expense reductions		25,124
Other receivables		624
Total assets		58,913,502

Liabilities
Payable for investments purchased	$ 796,176
Payable for fund shares redeemed	28,849
Accrued management fee	36,017
Distribution and service plan fees payable	21
Other affiliated payables	5,945
Other payables and accrued expenses	50,544
Total liabilities		917,552

Net Assets		$ 57,995,950
Net Assets consist of:
Paid in capital		$ 45,280,601
Accumulated net investment loss		(79)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,491,966
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,223,462
Net Assets		$ 57,995,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2014

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($57,018,978 ÷ 4,235,978 shares)	$ 13.46

Class F: Net Asset Value, offering price and redemption price per share ($763,381 ÷ 56,686 shares)	$ 13.47

Class L: Net Asset Value, offering price and redemption price per share ($106,834 ÷ 7,944 shares)	$ 13.45

Class N: Net Asset Value, offering price and redemption price per share ($106,757 ÷ 7,941 shares)	$ 13.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 488,421
Interest		10
Total income		488,431

Expenses
Management fee	$ 393,880
Transfer agent fees	47,933
Distribution and service plan fees	78
Accounting fees and expenses	19,766
Custodian fees and expenses	62,162
Independent trustees' compensation	584
Registration fees	49,588
Audit	58,152
Legal	896
Miscellaneous	497
Total expenses before reductions	633,536
Expense reductions	(46,988)	586,548
Net investment income (loss)		(98,117)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,919,055
Foreign currency transactions	(99)
Futures contracts	313,479
Realized gain distributions from underlying funds:
Unaffiliated issuers	1,575
Total net realized gain (loss)		8,234,010
Change in net unrealized appreciation (depreciation) on: Investment securities	3,961,507
Assets and liabilities in foreign currencies	4,479
Futures contracts	139,214
Total change in net unrealized appreciation (depreciation)		4,105,200
Net gain (loss)		12,339,210
Net increase (decrease) in net assets resulting from operations		$ 12,241,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (98,117)	$ 137,611
Net realized gain (loss)	8,234,010	1,654,921
Change in net unrealized appreciation (depreciation)	4,105,200	3,030,102
Net increase (decrease) in net assets resulting from operations	12,241,093	4,822,634
Distributions to shareholders from net investment income	-	(127,187)
Distributions to shareholders from net realized gain	(7,534,232)	(1,044,074)
Total distributions	(7,534,232)	(1,171,261)
Share transactions - net increase (decrease)	8,740,968	1,521,729
Redemption fees	359	41
Total increase (decrease) in net assets	13,448,188	5,173,143

Net Assets
Beginning of period	44,547,762	39,374,619
End of period (including accumulated net investment loss of $79 and undistributed net investment income of $0, respectively)	$ 57,995,950	$ 44,547,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.04	- I
Net realized and unrealized gain (loss)	3.24	1.30	1.25
Total from investment operations	3.21	1.34	1.25
Distributions from net investment income	-	(.04) F	-
Distributions from net realized gain	(2.00)	(.30) F	(.01) F
Total distributions	(2.00)	(.33) J	(.01)
Redemption fees added to paid in capital D	- I	- I	-
Net asset value, end of period	$ 13.46	$ 12.25	$ 11.24
Total Return B,C	27.21%	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.25%	1.16%	1.58% A
Expenses net of fee waivers, if any	1.16%	1.16%	1.16% A
Expenses net of all reductions	1.16%	1.16%	1.16% A
Net investment income (loss)	(.19)%	.35%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,019	$ 44,361	$ 39,375
Portfolio turnover rate H	117%	66%	11% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 11.49
Income from Investment Operations
Net investment income (loss) D	(.01)	.01
Net realized and unrealized gain (loss)	3.24	.91
Total from investment operations	3.23	.92
Distributions from net investment income	-	(.04) F
Distributions from net realized gain	(2.01)	(.12) F
Total distributions	(2.01)	(.16)
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 13.47	$ 12.25
Total Return B,C	27.40%	8.11%
Ratios to Average Net Assets G
Expenses before reductions	1.24%	1.11% A
Expenses net of fee waivers, if any	1.06%	1.06% A
Expenses net of all reductions	1.05%	1.06% A
Net investment income (loss)	(.09)%	.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 763	$ 186
Portfolio turnover rate H	117%	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.93
Total from investment operations	.92
Distributions from net realized gain	(1.75)
Redemption fees added to paid in capital D,E	-
Net asset value, end of period	$ 13.45
Total Return B,C	6.84%
Ratios to Average Net Assets G
Expenses before reductions	1.54% A
Expenses net of fee waivers, if any	1.16%A
Expenses net of all reductions	1.16%A
Net investment income (loss)	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate H	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount represents less than $.01 per share.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.02)
Net realized and unrealized gain (loss)	.92
Total from investment operations	.90
Distributions from net realized gain	(1.74)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 13.44
Total Return B,C	6.73%
Ratios to Average Net Assets F
Expenses before reductions	1.81% A
Expenses net of fee waivers, if any	1.41% A
Expenses net of all reductions	1.41% A
Net investment income (loss)	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate G	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Small-Mid Cap Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,985,921
Gross unrealized depreciation	(1,055,369)
Net unrealized appreciation (depreciation) on securities and other investments	$ 10,930,552

Tax Cost	$ 47,053,427

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 658,997
Undistributed long-term capital gain	$ 1,121,400
Net unrealized appreciation (depreciation)	$ 10,935,031

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 2,217,199	$ 950,652
Long-term Capital Gains	5,317,033	220,609
Total	$ 7,534,232	$ 1,171,261

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $313,479 and a change in net unrealized appreciation (depreciation) of $139,214 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $56,350,834 and $57,408,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (through June 17, 2013), Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS), Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of the investment adviser) (through October 21, 2013), RS Investment Management Co. LLC and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 78	$ 78

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Small-Mid Cap Multi-Manager	$ 47,863.10
Class L	35	.11*
Class N	35	.11*
	$ 47,933

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,847.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $5,082.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$ 39,185
Class F	1.06%	627
Class L	1.16%	112
Class N	1.41%	116

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,856 for the period.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 A	2013 B
From net investment income
Small-Mid Cap Multi-Manager	$ -	$ 126,578
Class F	-	609
Total	$ -	$ 127,187
From net realized gain
Small-Mid Cap Multi-Manager	$ 7,432,529	$ 1,042,320
Class F	77,256	1,754
Class L	12,241	-
Class N	12,206	-
Total	$ 7,534,232	$ 1,044,074

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014A	2013B	2014A	2013B
Small-Mid Cap Multi-Manager
Shares sold	58,842	16,842	$ 785,887	$ 191,697
Reinvestment of distributions	574,917	105,162	7,432,529	1,168,898
Shares redeemed	(20,253)	(1,259)	(268,998)	(13,834)
Net increase (decrease)	613,506	120,745	$ 7,949,418	$ 1,346,761
Class F
Shares sold	39,339	15,077	$ 541,280	$ 173,502
Reinvestment of distributions	5,950	209	77,256	2,363
Shares redeemed	(3,816)	(73)	(51,433)	(897)
Net increase (decrease)	41,473	15,213	$ 567,103	$ 174,968

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2014A	2013B	2014A	2013B
Small-Mid Cap Multi-Manager
Class L
Shares sold	7,003	-	$ 100,000	$ -
Reinvestment of distributions	941	-	12,241	-
Net increase (decrease)	7,944	-	$ 112,241	$ -
Class N
Shares sold	7,003	-	$ 100,000	$ -
Reinvestment of distributions	938	-	12,206	-
Net increase (decrease)	7,941	-	$ 112,206	$ -

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 98% of the total outstanding share of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/14/14	04/11/14	$0.415

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $5,852,894, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 8%, and 16% of the dividends distributed in April 12, 2013 and December 20, 2013, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 1%, and 18% of the dividends distributed in April 12, 2013 and December 20, 2013, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund - New Sub-Advisory Agreement

On September 11, 2013, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Massachusetts Financial Services Company (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the class' average net assets through April 30, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund - Annual Renewal of Advisory Contracts

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Neuberger Berman, Pyramis, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2012, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile and that the fund had out-performed 52% of its peers for the one-year period ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.06% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board also noted that due to its relatively small size, the fund has higher fixed expenses in basis points.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Massachusetts Financial Services
Company

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

RS Investment
Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-F-ANN-0414
1.951525.101

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund - Class L and Class N

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Life of fund A
Class LB	27.22%	24.09%
Class NC	27.08%	24.03%

A From December 20, 2011.

B The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Small-Mid Cap Multi-Manager Fund, the original class of the fund.

C Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers Small-Mid Cap Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period. See footnote B on the previous page for additional information regarding the performance of Class L.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014) for Small-Mid Cap Multi-Manager and Class F, and for the period (November 12, 2013 to February 28, 2014) for Class L and Class N. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value February 28, 2014	Expenses Paid During Period
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,163.70	$ 6.22C
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81D
Class F	1.06%
Actual		$ 1,000.00	$ 1,164.50	$ 5.69C
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31D
Class L	1.16%
Actual		$ 1,000.00	$ 1,068.40	$ 3.58C
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81D
Class N	1.41%
Actual		$ 1,000.00	$ 1,067.30	$ 4.35C
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one- half year period) for Small-Mid Cap Multi-Manager and Class F, and multiplied by 109/365 (to reflect the period November 12, 2013 to February 28, 2014) for Class L and Class N. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PowerShares S&P SmallCap Financials Portfolio ETF	0.9	1.2
Gulfport Energy Corp.	0.6	0.6
Swift Transporation Co.	0.6	0.5
Huntington Bancshares, Inc.	0.6	0.7
Salix Pharmaceuticals Ltd.	0.6	0.4
Oshkosh Truck Corp.	0.5	0.5
IPG Photonics Corp.	0.5	0.2
Generac Holdings, Inc.	0.5	0.3
Tribune Co. Class A	0.5	0.5
Comerica, Inc.	0.5	0.5
	5.8
Top Five Market Sectors as of February 28, 2014
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.0	15.9
Financials	16.9	18.9
Industrials	15.9	14.9
Consumer Discretionary	14.1	14.6
Health Care	10.0	10.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Common Stocks 91.5%	Common Stocks 92.7%
Sector Funds 0.9%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 7.6%	Short-Term Investments and Net Other Assets (Liabilities) 6.1%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 2.0%
Allison Transmission Holdings, Inc.	2,350	$ 69,983
Autoliv, Inc.	566	54,528
Cooper Tire & Rubber Co.	2,533	63,148
Dana Holding Corp.	7,529	163,229
Dorman Products, Inc. (a)	1,990	114,664
Drew Industries, Inc.	1,550	76,322
Gentex Corp.	5,548	174,041
Remy International, Inc.	50	1,115
Stoneridge, Inc. (a)	5,975	65,785
Tenneco, Inc. (a)	1,421	85,601
Tower International, Inc. (a)	2,250	57,780
Visteon Corp. (a)	2,670	222,758
		1,148,954
Distributors - 0.1%
Pool Corp.	1,378	80,558
Diversified Consumer Services - 1.1%
Bright Horizons Family Solutions, Inc. (a)	1,630	64,336
Capella Education Co.	1,270	84,430
Grand Canyon Education, Inc. (a)	1,800	85,320
H&R Block, Inc.	5,167	163,484
Kroton Educacional SA	3,400	63,367
LifeLock, Inc. (a)	4,850	96,564
Sotheby's Class A (Ltd. vtg.)	1,450	68,165
		625,666
Hotels, Restaurants & Leisure - 2.7%
Arcos Dorados Holdings, Inc. Class A	4,270	37,533
BJ's Restaurants, Inc. (a)	1,150	31,855
Choice Hotels International, Inc.	1,320	64,456
Chuys Holdings, Inc. (a)	230	9,156
Diamond Resorts International, Inc.	1,870	34,015
Domino's Pizza, Inc.	1,504	118,906
Dunkin' Brands Group, Inc.	410	21,185
Hyatt Hotels Corp. Class A (a)	4,210	219,594
Jack in the Box, Inc. (a)	2,409	138,397
MGM Mirage, Inc. (a)	3,900	107,445
Multimedia Games Holding Co., Inc. (a)	2,570	84,874
Norwegian Cruise Line Holdings Ltd. (a)	1,470	50,377
Orient Express Hotels Ltd. Class A (a)	4,050	62,370
Pinnacle Entertainment, Inc. (a)	3,906	94,916
Royal Caribbean Cruises Ltd.	2,250	119,093
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
The Cheesecake Factory, Inc.	1,583	$ 75,224
Vail Resorts, Inc.	1,510	106,183
Wendy's Co.	18,125	173,638
		1,549,217
Household Durables - 0.7%
D.R. Horton, Inc.	5,150	126,484
Ethan Allen Interiors, Inc.	1,954	49,104
M.D.C. Holdings, Inc.	4,320	134,741
Mohawk Industries, Inc. (a)	145	20,522
SodaStream International Ltd. (a)	530	20,924
Standard Pacific Corp. (a)	4,720	42,999
		394,774
Internet & Catalog Retail - 1.1%
HomeAway, Inc. (a)	3,762	172,563
MakeMyTrip Ltd. (a)	1,561	40,352
Orbitz Worldwide, Inc. (a)	10,300	99,498
RetailMeNot, Inc.	900	37,593
Shutterfly, Inc. (a)	4,943	269,690
		619,696
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc.	1,430	66,953
Brunswick Corp.	1,707	76,457
		143,410
Media - 2.0%
AMC Networks, Inc. Class A (a)	1,100	83,622
DHX Media Ltd.	1,210	5,212
Gannett Co., Inc.	5,125	152,469
Gray Television, Inc. (a)	2,850	33,488
IMAX Corp. (a)	3,970	106,198
News Corp. Class A (a)	14,570	267,068
Sinclair Broadcast Group, Inc. Class A	7,413	219,573
Tribune Co. Class A (a)	3,930	311,453
		1,179,083
Multiline Retail - 0.2%
Dillard's, Inc. Class A	1,245	115,262
Specialty Retail - 2.9%
Cabela's, Inc. Class A (a)	1,120	74,278
Citi Trends, Inc. (a)	2,290	37,556
CST Brands, Inc.	5,360	174,361
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
DSW, Inc. Class A	4,413	$ 169,812
Express, Inc. (a)	6,441	117,806
Five Below, Inc. (a)	1,200	46,248
Francesca's Holdings Corp. (a)	1,697	33,210
Group 1 Automotive, Inc.	1,034	69,030
Guess?, Inc.	3,775	114,534
Lithia Motors, Inc. Class A (sub. vtg.)	1,833	116,249
Monro Muffler Brake, Inc.	1,957	116,774
New York & Co., Inc. (a)	2,400	10,632
Office Depot, Inc. (a)	24,009	118,364
Outerwall, Inc. (a)	1,045	73,913
Pier 1 Imports, Inc.	4,748	89,832
RadioShack Corp. (a)	4,050	10,854
Restoration Hardware Holdings, Inc. (a)	1,070	72,460
Select Comfort Corp. (a)	1,150	20,769
Tile Shop Holdings, Inc. (a)	2,270	35,003
Vitamin Shoppe, Inc. (a)	2,490	116,507
Williams-Sonoma, Inc.	1,280	74,547
		1,692,739
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc. (a)	700	10,661
Deckers Outdoor Corp. (a)	789	58,662
Fossil Group, Inc. (a)	431	49,526
G-III Apparel Group Ltd. (a)	1,127	78,315
Hanesbrands, Inc.	2,580	189,062
PVH Corp.	605	76,490
Steven Madden Ltd. (a)	2,513	91,599
Vince Holding Corp.	1,070	28,890
Wolverine World Wide, Inc.	2,000	52,720
		635,925
TOTAL CONSUMER DISCRETIONARY		8,185,284
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 1.3%
Brasil Pharma SA (a)	9,700	21,719
Casey's General Stores, Inc.	380	26,026
Fairway Group Holdings Corp.	2,680	20,904
Fresh Market, Inc. (a)	1,270	42,545
Rite Aid Corp. (a)	23,850	157,172
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc.	2,410	$ 90,255
SUPERVALU, Inc. (a)	19,025	123,092
Susser Holdings Corp. (a)	4,330	262,311
		744,024
Food Products - 1.0%
Annie's, Inc. (a)	2,028	76,009
B&G Foods, Inc. Class A	2,170	65,013
Darling International, Inc. (a)	4,710	95,048
Flowers Foods, Inc.	1,050	21,599
Grupo Lala S.A.B. de CV	8,000	16,759
Lancaster Colony Corp.	984	88,757
Pinnacle Foods, Inc.	4,075	115,404
The Hain Celestial Group, Inc. (a)	1,070	95,551
		574,140
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	1,898	148,063
Personal Products - 0.2%
Elizabeth Arden, Inc. (a)	1,550	47,384
Inter Parfums, Inc.	1,966	66,077
		113,461
TOTAL CONSUMER STAPLES		1,579,688
ENERGY - 6.8%
Energy Equipment & Services - 2.2%
Atwood Oceanics, Inc. (a)	4,139	196,147
Basic Energy Services, Inc. (a)	2,500	59,625
Dresser-Rand Group, Inc. (a)	1,957	106,324
Dril-Quip, Inc. (a)	867	93,255
Frank's International NV	2,530	59,809
Geospace Technologies Corp. (a)	855	65,638
Hercules Offshore, Inc. (a)	14,866	70,762
Hornbeck Offshore Services, Inc. (a)	1,866	79,790
ION Geophysical Corp. (a)	7,350	29,915
Oil States International, Inc. (a)	465	44,138
Parker Drilling Co. (a)	15,050	121,454
Patterson-UTI Energy, Inc.	3,132	91,173
SEACOR Holdings, Inc. (a)	1,891	167,278
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
TETRA Technologies, Inc. (a)	5,300	$ 63,600
Tidewater, Inc.	975	47,502
		1,296,410
Oil, Gas & Consumable Fuels - 4.6%
Alpha Natural Resources, Inc. (a)	3,460	18,580
Antero Resources Corp.	750	45,255
Bonanza Creek Energy, Inc. (a)	1,340	66,960
Cabot Oil & Gas Corp.	1,880	65,800
Cameco Corp.	1,760	42,613
Carrizo Oil & Gas, Inc. (a)	3,644	181,253
Cimarex Energy Co.	2,620	303,160
Cloud Peak Energy, Inc. (a)	4,435	86,039
CONSOL Energy, Inc.	2,340	93,834
Energen Corp.	1,188	95,563
Gulfport Energy Corp. (a)	5,590	369,499
Navigator Holdings Ltd. (a)	710	17,147
Oasis Petroleum, Inc. (a)	2,564	111,713
PBF Energy, Inc. Class A	6,950	175,140
Peabody Energy Corp.	7,670	134,685
Pioneer Natural Resources Co.	1,480	297,746
Range Resources Corp.	1,530	131,657
Resolute Energy Corp. (a)	4,670	43,524
Rex American Resources Corp. (a)	40	1,907
Rice Energy, Inc.	2,320	55,680
Rosetta Resources, Inc. (a)	1,014	44,991
StealthGas, Inc. (a)	1,560	16,396
Ultra Petroleum Corp. (a)	3,333	83,858
Whiting Petroleum Corp. (a)	2,740	188,265
		2,671,265
TOTAL ENERGY		3,967,675
FINANCIALS - 16.9%
Capital Markets - 2.4%
Affiliated Managers Group, Inc. (a)	387	72,775
American Capital Ltd. (a)	15,380	239,313
Ares Capital Corp.	3,311	59,697
Eaton Vance Corp. (non-vtg.)	3,975	150,414
Evercore Partners, Inc. Class A	575	31,993
Greenhill & Co., Inc.	1,061	56,519
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Janus Capital Group, Inc.	6,196	$ 69,333
LPL Financial	900	48,312
New Mountain Finance Corp.	4,739	71,180
Raymond James Financial, Inc.	4,525	238,830
SEI Investments Co.	2,547	85,503
Stifel Financial Corp. (a)	2,295	110,367
Uranium Participation Corp. (a)	2,490	13,267
Waddell & Reed Financial, Inc. Class A	700	48,790
WisdomTree Investments, Inc. (a)	5,770	89,897
		1,386,190
Commercial Banks - 5.9%
BankUnited, Inc.	1,430	47,876
CIT Group, Inc.	5,720	278,450
City National Corp.	530	39,660
Comerica, Inc.	6,420	309,316
East West Bancorp, Inc.	5,981	213,462
First Niagara Financial Group, Inc.	5,670	51,427
First Republic Bank	790	41,056
FirstMerit Corp.	2,188	45,423
Hanmi Financial Corp.	2,387	55,927
Home Bancshares, Inc.	2,330	78,195
Huntington Bancshares, Inc.	34,935	332,931
Investors Bancorp, Inc.	7,983	211,709
KeyCorp	10,290	135,519
MB Financial, Inc.	3,875	118,304
National Bank Holdings Corp.	2,492	48,918
PacWest Bancorp	2,643	114,706
Prosperity Bancshares, Inc.	2,372	150,171
Regions Financial Corp.	28,550	303,772
SVB Financial Group (a)	1,391	175,141
Synovus Financial Corp.	16,546	57,580
TCF Financial Corp.	3,850	62,062
Texas Capital Bancshares, Inc. (a)	975	61,376
UMB Financial Corp.	1,337	83,349
Umpqua Holdings Corp.	9,096	161,636
Webster Financial Corp.	7,850	243,115
		3,421,081
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.4%
Discover Financial Services	2,790	$ 160,090
Portfolio Recovery Associates, Inc. (a)	2,003	108,623
		268,713
Diversified Financial Services - 0.6%
ING U.S., Inc.	7,700	276,199
MarketAxess Holdings, Inc.	950	56,088
		332,287
Insurance - 2.9%
Allied World Assurance Co. Holdings Ltd.	2,430	242,320
American Equity Investment Life Holding Co.	3,444	75,286
Amtrust Financial Services, Inc.	2,995	113,211
Brown & Brown, Inc.	890	26,789
CNO Financial Group, Inc.	12,880	235,189
Everest Re Group Ltd.	400	59,696
HCC Insurance Holdings, Inc.	4,100	179,990
Lincoln National Corp.	2,025	101,513
Platinum Underwriters Holdings Ltd.	1,130	66,241
Protective Life Corp.	3,116	162,468
Reinsurance Group of America, Inc.	1,405	108,171
Validus Holdings Ltd.	2,125	78,221
White Mountains Insurance Group Ltd.	370	214,437
		1,663,532
Real Estate Investment Trusts - 3.8%
BioMed Realty Trust, Inc.	10,450	216,106
Brandywine Realty Trust (SBI)	11,475	168,109
Campus Crest Communities, Inc.	6,572	54,416
CBL & Associates Properties, Inc.	11,700	208,143
Chesapeake Lodging Trust	3,214	83,725
Corrections Corp. of America	2,868	95,648
Cousins Properties, Inc.	5,031	58,108
DuPont Fabros Technology, Inc.	5,250	139,440
Gaming & Leisure Properties	2,110	80,349
Glimcher Realty Trust	6,644	64,646
iStar Financial, Inc. (a)	4,740	73,470
Kilroy Realty Corp.	2,300	132,296
Kite Realty Group Trust	10,267	63,450
Liberty Property Trust (SBI)	5,775	220,952
Medical Properties Trust, Inc.	5,368	70,804
Plum Creek Timber Co., Inc.	2,530	109,524
Post Properties, Inc.	751	36,446
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Rayonier, Inc.	3,180	$ 149,746
Ryman Hospitality Properties, Inc.	4,630	195,340
		2,220,718
Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	6,330	263,455
CBRE Group, Inc. (a)	3,550	99,223
		362,678
Thrifts & Mortgage Finance - 0.3%
Northfield Bancorp, Inc.	4,391	55,590
Ocwen Financial Corp. (a)	1,342	50,244
Walker & Dunlop, Inc. (a)	3,641	61,278
		167,112
TOTAL FINANCIALS		9,822,311
HEALTH CARE - 10.0%
Biotechnology - 1.7%
Acorda Therapeutics, Inc. (a)	1,450	53,128
Aegerion Pharmaceuticals, Inc. (a)	850	46,546
BioMarin Pharmaceutical, Inc. (a)	1,124	91,044
Cepheid, Inc. (a)	980	52,587
Cubist Pharmaceuticals, Inc. (a)	1,550	123,256
Incyte Corp. (a)	2,391	153,646
KYTHERA Biopharmaceuticals, Inc. (a)	730	36,478
Ligand Pharmaceuticals, Inc. Class B (a)	1,714	119,552
MiMedx Group, Inc. (a)	2,460	17,589
NPS Pharmaceuticals, Inc. (a)	1,980	69,260
Seattle Genetics, Inc. (a)	1,821	95,766
United Therapeutics Corp. (a)	1,140	115,619
		974,471
Health Care Equipment & Supplies - 3.0%
Accuray, Inc. (a)	1,950	18,291
Alere, Inc. (a)	3,185	117,017
Analogic Corp.	1,108	104,440
Anika Therapeutics, Inc. (a)	1,450	57,087
Cardiovascular Systems, Inc. (a)	1,520	53,200
CONMED Corp.	182	8,485
Cyberonics, Inc. (a)	1,660	113,660
Endologix, Inc. (a)	3,120	42,120
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Genmark Diagnostics, Inc. (a)	1,800	$ 22,428
Globus Medical, Inc. (a)	7,174	169,737
Hill-Rom Holdings, Inc.	1,318	49,860
Hologic, Inc. (a)	4,920	107,158
ICU Medical, Inc. (a)	802	46,404
Insulet Corp. (a)	1,930	91,501
Masimo Corp. (a)	2,150	54,933
Novadaq Technologies, Inc. (a)	420	8,568
NuVasive, Inc. (a)	4,994	183,530
NxStage Medical, Inc. (a)	1,520	21,082
Sirona Dental Systems, Inc. (a)	2,111	148,741
Steris Corp.	1,762	81,316
Symmetry Medical, Inc. (a)	2,100	22,218
TearLab Corp. (a)	4,050	32,603
Thoratec Corp. (a)	1,691	62,804
Uroplasty, Inc. (a)	2,770	11,412
West Pharmaceutical Services, Inc.	3,222	146,859
		1,775,454
Health Care Providers & Services - 2.6%
Air Methods Corp. (a)	1,667	90,051
AMN Healthcare Services, Inc. (a)	5,700	79,401
Capital Senior Living Corp. (a)	2,410	61,262
Centene Corp. (a)	3,241	206,387
Chemed Corp.	1,373	116,156
Community Health Systems, Inc. (a)	1,980	82,190
Community Health Systems, Inc. rights (a)	5,163	268
ExamWorks Group, Inc. (a)	3,811	138,644
HealthSouth Corp.	6,434	210,263
Healthways, Inc. (a)	3,546	53,048
MEDNAX, Inc. (a)	3,427	208,430
Premier, Inc.	1,650	55,193
Universal Health Services, Inc. Class B	1,850	148,518
VCA Antech, Inc. (a)	2,772	85,849
		1,535,660
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	3,810	70,752
HealthStream, Inc. (a)	1,160	33,431
HMS Holdings Corp. (a)	1,605	32,838
MedAssets, Inc. (a)	3,209	77,947
		214,968
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.0%
Affymetrix, Inc. (a)	7,625	$ 58,865
Cambrex Corp. (a)	980	19,669
Charles River Laboratories International, Inc. (a)	1,685	100,106
PAREXEL International Corp. (a)	1,654	88,605
PerkinElmer, Inc.	3,133	141,988
Techne Corp.	894	79,423
Waters Corp. (a)	753	83,884
		572,540
Pharmaceuticals - 1.3%
Aratana Therapeutics, Inc.	540	12,620
Jazz Pharmaceuticals PLC (a)	1,238	188,108
Mallinckrodt PLC (a)	2,225	150,610
Questcor Pharmaceuticals, Inc.	659	40,034
Salix Pharmaceuticals Ltd. (a)	3,009	324,731
TherapeuticsMD, Inc. (a)	3,910	26,862
		742,965
TOTAL HEALTH CARE		5,816,058
INDUSTRIALS - 15.9%
Aerospace & Defense - 2.2%
AAR Corp.	1,500	43,350
AeroVironment, Inc. (a)	1,400	43,736
Alliant Techsystems, Inc.	740	99,745
HEICO Corp. Class A	2,207	101,390
Hexcel Corp. (a)	3,932	176,940
Huntington Ingalls Industries, Inc.	1,205	122,103
Spirit AeroSystems Holdings, Inc. Class A (a)	2,620	75,535
Teledyne Technologies, Inc. (a)	3,074	301,191
Textron, Inc.	2,840	112,748
TransDigm Group, Inc.	766	136,455
Triumph Group, Inc.	1,146	74,719
		1,287,912
Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. (a)	680	20,488
Echo Global Logistics, Inc. (a)	2,388	38,017
Forward Air Corp.	1,589	68,740
Hub Group, Inc. Class A (a)	1,838	71,811
		199,056
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
Allegiant Travel Co.	512	$ 50,821
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR	3,540	32,851
JetBlue Airways Corp. (a)	15,725	138,852
		222,524
Building Products - 0.9%
A.O. Smith Corp.	4,983	247,655
Owens Corning	6,290	287,830
		535,485
Commercial Services & Supplies - 1.7%
ABM Industries, Inc.	4,475	126,329
Clean Harbors, Inc. (a)	2,700	127,602
Covanta Holding Corp.	3,100	55,800
Healthcare Services Group, Inc.	1,980	53,321
Mix Telematics Ltd. sponsored ADR	1,840	22,448
Performant Financial Corp. (a)	1,970	15,583
Pitney Bowes, Inc.	7,932	201,869
R.R. Donnelley & Sons Co.	4,000	76,520
Steelcase, Inc. Class A	4,815	71,599
Team, Inc. (a)	890	38,484
Tetra Tech, Inc. (a)	6,414	185,236
		974,791
Construction & Engineering - 0.3%
KBR, Inc.	2,220	61,316
MasTec, Inc. (a)	2,306	94,408
		155,724
Electrical Equipment - 2.0%
Acuity Brands, Inc.	796	112,276
AZZ, Inc.	1,596	70,815
Encore Wire Corp.	3,890	203,408
Generac Holdings, Inc.	5,533	315,215
GrafTech International Ltd. (a)	12,710	123,287
II-VI, Inc. (a)	1,980	32,452
Polypore International, Inc. (a)	1,790	61,952
Regal-Beloit Corp.	2,312	170,371
Sensata Technologies Holding BV (a)	1,270	51,613
		1,141,389
Machinery - 4.6%
Actuant Corp. Class A	2,205	77,307
AGCO Corp.	2,132	111,887
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Chart Industries, Inc. (a)	534	$ 44,621
Crane Co.	1,211	86,490
ESCO Technologies, Inc.	1,180	42,291
Flowserve Corp.	804	65,293
IDEX Corp.	1,730	129,871
ITT Corp.	6,061	266,078
Joy Global, Inc.	1,530	84,150
Kennametal, Inc.	800	34,992
Lincoln Electric Holdings, Inc.	1,518	113,804
Lindsay Corp.	739	62,712
Manitowoc Co., Inc.	1,600	49,504
Meritor, Inc. (a)	3,150	39,092
Middleby Corp. (a)	624	185,053
Nordson Corp.	390	28,532
Oshkosh Truck Corp.	5,510	318,643
Proto Labs, Inc. (a)	280	21,812
Rexnord Corp. (a)	2,202	66,038
SPX Corp.	1,445	155,598
Terex Corp.	1,050	46,757
TriMas Corp. (a)	2,178	73,203
Trinity Industries, Inc.	1,533	110,085
Twin Disc, Inc.	1,230	30,467
WABCO Holdings, Inc. (a)	1,419	145,377
Wabtec Corp.	2,745	217,871
Woodward, Inc.	1,350	58,847
		2,666,375
Marine - 0.6%
Danaos Corp. (a)	2,300	14,168
Diana Shipping, Inc. (a)	6,270	81,635
Kirby Corp. (a)	996	104,192
Navios Maritime Holdings, Inc.	5,270	50,539
Safe Bulkers, Inc.	9,775	100,096
		350,630
Professional Services - 0.7%
Advisory Board Co. (a)	540	34,603
FTI Consulting, Inc. (a)	900	26,271
Huron Consulting Group, Inc. (a)	1,500	99,255
ICF International, Inc. (a)	632	25,545
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Manpower, Inc.	2,490	$ 194,618
WageWorks, Inc. (a)	690	40,814
		421,106
Road & Rail - 1.4%
AMERCO	725	168,882
Arkansas Best Corp.	4,725	157,154
Old Dominion Freight Lines, Inc. (a)	1,710	91,040
Ryder System, Inc.	780	58,750
Swift Transporation Co. (a)	13,698	333,683
		809,509
Trading Companies & Distributors - 0.8%
Finning International, Inc.	1,100	29,961
MRC Global, Inc. (a)	3,850	99,022
MSC Industrial Direct Co., Inc. Class A	510	44,028
United Rentals, Inc. (a)	1,302	115,019
Watsco, Inc.	848	83,426
WESCO International, Inc. (a)	1,003	86,469
		457,925
TOTAL INDUSTRIALS		9,222,426
INFORMATION TECHNOLOGY - 17.0%
Communications Equipment - 1.8%
Arris Group, Inc. (a)	7,132	204,688
Aruba Networks, Inc. (a)	3,661	75,087
Aviat Networks, Inc. (a)	3,500	6,825
Brocade Communications Systems, Inc. (a)	10,625	101,681
Ceragon Networks Ltd. (a)	2,500	8,100
Ciena Corp. (a)	2,150	52,826
F5 Networks, Inc. (a)	1,050	117,957
Finisar Corp. (a)	10,345	245,177
Infinera Corp. (a)	5,420	45,094
Riverbed Technology, Inc. (a)	3,152	70,227
Sierra Wireless, Inc. (United States) (a)	1,950	39,897
Ubiquiti Networks, Inc. (a)	911	45,013
		1,012,572
Computers & Peripherals - 0.7%
Cray, Inc. (a)	2,989	103,688
Electronics for Imaging, Inc. (a)	1,160	51,736
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Logitech International SA (Reg.)	5,050	$ 80,674
NCR Corp. (a)	4,928	167,798
Quantum Corp. (a)	7,000	8,190
Stratasys Ltd. (a)	160	20,341
		432,427
Electronic Equipment & Components - 3.2%
Aeroflex Holding Corp. (a)	3,250	25,968
Cognex Corp. (a)	4,462	168,039
CTS Corp.	188	3,839
Dolby Laboratories, Inc. Class A (a)	920	37,932
FLIR Systems, Inc.	2,699	92,144
InvenSense, Inc. (a)	8,247	166,177
IPG Photonics Corp. (a)	4,417	317,008
Itron, Inc. (a)	990	34,650
Jabil Circuit, Inc.	1,200	22,212
Littelfuse, Inc.	2,032	191,760
Maxwell Technologies, Inc. (a)	1,200	12,264
Mercury Systems, Inc. (a)	2,800	31,080
National Instruments Corp.	2,111	61,156
Orbotech Ltd. (a)	4,583	65,033
OSI Systems, Inc. (a)	585	35,960
Plexus Corp. (a)	1,312	53,989
SYNNEX Corp. (a)	3,136	186,529
Tech Data Corp. (a)	1,590	91,584
Trimble Navigation Ltd. (a)	4,062	154,965
Universal Display Corp. (a)	2,820	97,403
		1,849,692
Internet Software & Services - 2.0%
AOL, Inc. (a)	1,660	72,675
Bankrate, Inc. (a)	1,090	21,942
Constant Contact, Inc. (a)	2,550	70,304
Conversant, Inc. (a)	3,933	97,774
CoStar Group, Inc. (a)	892	179,328
Cvent, Inc.	670	26,318
Dealertrack Technologies, Inc. (a)	1,958	105,869
Digital River, Inc. (a)	3,550	63,084
E2open, Inc. (a)	750	20,843
LogMeIn, Inc. (a)	3,010	125,969
Millennial Media, Inc. (a)	5,060	30,562
OpenTable, Inc. (a)	973	77,538
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
SciQuest, Inc. (a)	1,620	$ 47,822
Web.com Group, Inc. (a)	4,725	172,226
Xoom Corp.	1,360	38,121
		1,150,375
IT Services - 1.5%
Alliance Data Systems Corp. (a)	310	88,384
Convergys Corp.	1,460	29,886
CoreLogic, Inc. (a)	2,280	74,328
DST Systems, Inc.	550	51,689
EPAM Systems, Inc. (a)	1,577	66,124
Euronet Worldwide, Inc. (a)	2,880	110,189
Forrester Research, Inc.	540	19,559
Gartner, Inc. Class A (a)	650	45,214
Global Payments, Inc.	1,520	106,902
Heartland Payment Systems, Inc.	1,160	46,910
iGATE Corp. (a)	2,130	72,101
InterXion Holding N.V. (a)	2,670	64,053
MoneyGram International, Inc. (a)	950	18,079
Teradata Corp. (a)	1,151	52,854
VeriFone Systems, Inc. (a)	1,530	44,294
		890,566
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc. (a)	2,675	73,402
Ceva, Inc. (a)	1,100	19,888
First Solar, Inc. (a)	2,075	118,420
FormFactor, Inc. (a)	4,100	29,233
Freescale Semiconductor, Inc. (a)	2,090	47,548
Ikanos Communications, Inc. (a)	3,000	2,760
Lam Research Corp. (a)	3,300	170,709
MagnaChip Semiconductor Corp. (a)	2,658	39,179
Mellanox Technologies Ltd. (a)	2,150	78,518
Microsemi Corp. (a)	4,430	102,156
MKS Instruments, Inc.	1,811	54,439
NXP Semiconductors NV (a)	675	37,955
ON Semiconductor Corp. (a)	15,400	143,836
Power Integrations, Inc.	1,640	96,973
Rambus, Inc. (a)	6,250	57,625
Rubicon Technology, Inc. (a)	2,870	37,052
Silicon Laboratories, Inc. (a)	3,036	157,781
Skyworks Solutions, Inc. (a)	4,182	148,294
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Spansion, Inc. Class A (a)	2,620	$ 42,732
Teradyne, Inc. (a)	8,895	180,391
Ultratech, Inc. (a)	4,020	105,404
		1,744,295
Software - 4.8%
ANSYS, Inc. (a)	991	82,768
Aspen Technology, Inc. (a)	3,644	171,086
BroadSoft, Inc. (a)	1,319	39,583
Cadence Design Systems, Inc. (a)	8,072	123,744
CommVault Systems, Inc. (a)	1,801	124,053
Comverse, Inc. (a)	1,145	39,628
Covisint Corp.	1,250	13,438
Electronic Arts, Inc. (a)	2,900	82,911
FireEye, Inc.	224	19,183
FleetMatics Group PLC (a)	1,260	46,557
Infoblox, Inc. (a)	3,818	88,119
Informatica Corp. (a)	2,390	99,328
Interactive Intelligence Group, Inc. (a)	1,435	114,269
Linx SA	800	14,337
Manhattan Associates, Inc. (a)	6,629	251,173
Mentor Graphics Corp.	3,547	76,757
MICROS Systems, Inc. (a)	1,362	75,605
MicroStrategy, Inc. Class A (a)	432	55,784
Model N, Inc.	3,210	35,278
NetScout Systems, Inc. (a)	1,405	53,362
Nuance Communications, Inc. (a)	3,965	60,625
Parametric Technology Corp. (a)	1,775	69,775
Qlik Technologies, Inc. (a)	6,236	190,198
Rovi Corp. (a)	4,630	115,009
SeaChange International, Inc. (a)	3,600	37,980
SolarWinds, Inc. (a)	2,707	125,009
SS&C Technologies Holdings, Inc. (a)	900	34,812
Synchronoss Technologies, Inc. (a)	1,700	58,446
TIBCO Software, Inc. (a)	5,151	112,240
TiVo, Inc. (a)	9,925	133,988
Ultimate Software Group, Inc. (a)	615	102,090
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Varonis Systems, Inc.	220	$ 9,680
Verint Systems, Inc. (a)	2,200	102,982
		2,759,797
TOTAL INFORMATION TECHNOLOGY		9,839,724
MATERIALS - 5.7%
Chemicals - 2.5%
Chemtura Corp. (a)	5,572	137,907
Cytec Industries, Inc.	1,760	166,619
Ferro Corp. (a)	4,207	55,196
Huntsman Corp.	3,925	95,613
Innospec, Inc.	765	33,285
Intrepid Potash, Inc. (a)	9,680	143,361
Koppers Holdings, Inc.	1,962	77,577
LSB Industries, Inc. (a)	4,257	139,161
Marrone Bio Innovations, Inc.	390	5,667
Methanex Corp.	2,708	189,778
PolyOne Corp.	2,643	99,113
Quaker Chemical Corp.	1,140	88,099
Rockwood Holdings, Inc.	1,468	115,796
Tronox Ltd. Class A	3,145	74,505
		1,421,677
Construction Materials - 0.2%
Eagle Materials, Inc.	250	22,100
Martin Marietta Materials, Inc.	653	79,653
		101,753
Containers & Packaging - 1.2%
Avery Dennison Corp.	1,570	78,217
Berry Plastics Group, Inc. (a)	5,512	134,107
Crown Holdings, Inc. (a)	1,820	81,936
Graphic Packaging Holding Co. (a)	10,025	102,656
Myers Industries, Inc.	1,858	39,947
Owens-Illinois, Inc. (a)	2,700	91,584
Rock-Tenn Co. Class A	1,252	139,748
Sealed Air Corp.	1,490	50,720
		718,915
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	8,420	267,588
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Carpenter Technology Corp.	1,164	$ 68,851
Century Aluminum Co. (a)	2,830	33,507
Globe Specialty Metals, Inc.	2,470	49,079
Horsehead Holding Corp. (a)	2,430	43,181
Iluka Resources Ltd.	5,490	46,002
Molycorp, Inc. (a)	6,510	33,982
Schnitzer Steel Industries, Inc. Class A	3,377	85,674
Steel Dynamics, Inc.	13,655	238,143
Walter Energy, Inc.	1,990	21,472
		887,479
Paper & Forest Products - 0.3%
Domtar Corp.	380	42,096
P.H. Glatfelter Co.	3,407	103,402
		145,498
TOTAL MATERIALS		3,275,322
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	1,406	133,809
UTILITIES - 2.2%
Electric Utilities - 0.8%
Allete, Inc.	677	34,195
Cleco Corp.	2,425	119,868
Great Plains Energy, Inc.	3,147	82,672
ITC Holdings Corp.	812	83,311
Portland General Electric Co.	2,936	93,365
UIL Holdings Corp.	1,430	55,370
		468,781
Gas Utilities - 0.4%
Atmos Energy Corp.	4,250	195,925
Southwest Gas Corp.	1,053	56,883
		252,808
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	1,350	31,577
NRG Energy, Inc.	1,613	46,890
Ormat Technologies, Inc.	1,780	49,395
The AES Corp.	5,550	75,758
		203,620
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.6%
Ameren Corp.	4,250	$ 171,743
CMS Energy Corp.	5,225	148,547
		320,290
TOTAL UTILITIES		1,245,499
TOTAL COMMON STOCKS (Cost $42,087,703)		53,087,796
Equity Funds - 0.9%

Sector Funds - 0.9%
PowerShares S&P SmallCap Financials Portfolio ETF (Cost $456,552)	12,790	500,217
Money Market Funds - 7.6%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $4,395,966)	4,395,966	4,395,966
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $46,940,221)		57,983,979
NET OTHER ASSETS (LIABILITIES) - 0.0%		11,971
NET ASSETS - 100%		$ 57,995,950
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
20 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2014	$ 2,748,400	$ 175,225

The face value of futures purchased as a percentage of net assets is 4.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 175,225	$ -
Total Value of Derivatives	$ 175,225	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $46,940,221)		$ 57,983,979
Segregated cash with brokers for derivative instruments		125,000
Receivable for investments sold		740,844
Receivable for fund shares sold		10,023
Dividends receivable		23,878
Receivable for daily variation margin for derivative instruments		4,000
Prepaid expenses		30
Receivable from investment adviser for expense reductions		25,124
Other receivables		624
Total assets		58,913,502

Liabilities
Payable for investments purchased	$ 796,176
Payable for fund shares redeemed	28,849
Accrued management fee	36,017
Distribution and service plan fees payable	21
Other affiliated payables	5,945
Other payables and accrued expenses	50,544
Total liabilities		917,552

Net Assets		$ 57,995,950
Net Assets consist of:
Paid in capital		$ 45,280,601
Accumulated net investment loss		(79)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,491,966
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,223,462
Net Assets		$ 57,995,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2014

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($57,018,978 ÷ 4,235,978 shares)	$ 13.46

Class F: Net Asset Value, offering price and redemption price per share ($763,381 ÷ 56,686 shares)	$ 13.47

Class L: Net Asset Value, offering price and redemption price per share ($106,834 ÷ 7,944 shares)	$ 13.45

Class N: Net Asset Value, offering price and redemption price per share ($106,757 ÷ 7,941 shares)	$ 13.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 488,421
Interest		10
Total income		488,431

Expenses
Management fee	$ 393,880
Transfer agent fees	47,933
Distribution and service plan fees	78
Accounting fees and expenses	19,766
Custodian fees and expenses	62,162
Independent trustees' compensation	584
Registration fees	49,588
Audit	58,152
Legal	896
Miscellaneous	497
Total expenses before reductions	633,536
Expense reductions	(46,988)	586,548
Net investment income (loss)		(98,117)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,919,055
Foreign currency transactions	(99)
Futures contracts	313,479
Realized gain distributions from underlying funds:
Unaffiliated issuers	1,575
Total net realized gain (loss)		8,234,010
Change in net unrealized appreciation (depreciation) on: Investment securities	3,961,507
Assets and liabilities in foreign currencies	4,479
Futures contracts	139,214
Total change in net unrealized appreciation (depreciation)		4,105,200
Net gain (loss)		12,339,210
Net increase (decrease) in net assets resulting from operations		$ 12,241,093

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (98,117)	$ 137,611
Net realized gain (loss)	8,234,010	1,654,921
Change in net unrealized appreciation (depreciation)	4,105,200	3,030,102
Net increase (decrease) in net assets resulting from operations	12,241,093	4,822,634
Distributions to shareholders from net investment income	-	(127,187)
Distributions to shareholders from net realized gain	(7,534,232)	(1,044,074)
Total distributions	(7,534,232)	(1,171,261)
Share transactions - net increase (decrease)	8,740,968	1,521,729
Redemption fees	359	41
Total increase (decrease) in net assets	13,448,188	5,173,143

Net Assets
Beginning of period	44,547,762	39,374,619
End of period (including accumulated net investment loss of $79 and undistributed net investment income of $0, respectively)	$ 57,995,950	$ 44,547,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.04	- I
Net realized and unrealized gain (loss)	3.24	1.30	1.25
Total from investment operations	3.21	1.34	1.25
Distributions from net investment income	-	(.04) F	-
Distributions from net realized gain	(2.00)	(.30) F	(.01) F
Total distributions	(2.00)	(.33) J	(.01)
Redemption fees added to paid in capital D	- I	- I	-
Net asset value, end of period	$ 13.46	$ 12.25	$ 11.24
Total Return B,C	27.21%	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.25%	1.16%	1.58% A
Expenses net of fee waivers, if any	1.16%	1.16%	1.16% A
Expenses net of all reductions	1.16%	1.16%	1.16% A
Net investment income (loss)	(.19)%	.35%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,019	$ 44,361	$ 39,375
Portfolio turnover rate H	117%	66%	11% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2014	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 11.49
Income from Investment Operations
Net investment income (loss) D	(.01)	.01
Net realized and unrealized gain (loss)	3.24	.91
Total from investment operations	3.23	.92
Distributions from net investment income	-	(.04) F
Distributions from net realized gain	(2.01)	(.12) F
Total distributions	(2.01)	(.16)
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 13.47	$ 12.25
Total Return B,C	27.40%	8.11%
Ratios to Average Net Assets G
Expenses before reductions	1.24%	1.11% A
Expenses net of fee waivers, if any	1.06%	1.06% A
Expenses net of all reductions	1.05%	1.06% A
Net investment income (loss)	(.09)%	.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 763	$ 186
Portfolio turnover rate H	117%	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class L

Year ended February 28,	2014 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	.93
Total from investment operations	.92
Distributions from net realized gain	(1.75)
Redemption fees added to paid in capital D,E	-
Net asset value, end of period	$ 13.45
Total Return B,C	6.84%
Ratios to Average Net Assets G
Expenses before reductions	1.54% A
Expenses net of fee waivers, if any	1.16%A
Expenses net of all reductions	1.16%A
Net investment income (loss)	(.17)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate H	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Amount represents less than $.01 per share.

F For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class N

Year ended February 28,	2014 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.02)
Net realized and unrealized gain (loss)	.92
Total from investment operations	.90
Distributions from net realized gain	(1.74)
Redemption fees added to paid in capital D,H	-
Net asset value, end of period	$ 13.44
Total Return B,C	6.73%
Ratios to Average Net Assets F
Expenses before reductions	1.81% A
Expenses net of fee waivers, if any	1.41% A
Expenses net of all reductions	1.41% A
Net investment income (loss)	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 107
Portfolio turnover rate G	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class L and Class N shares on November 12, 2013. The Fund offers Small-Mid Cap Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, operating losses and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,985,921
Gross unrealized depreciation	(1,055,369)
Net unrealized appreciation (depreciation) on securities and other investments	$ 10,930,552

Tax Cost	$ 47,053,427

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 658,997
Undistributed long-term capital gain	$ 1,121,400
Net unrealized appreciation (depreciation)	$ 10,935,031

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 2,217,199	$ 950,652
Long-term Capital Gains	5,317,033	220,609
Total	$ 7,534,232	$ 1,171,261

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $313,479 and a change in net unrealized appreciation (depreciation) of $139,214 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $56,350,834 and $57,408,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (through June 17, 2013), Invesco Advisers, Inc., Kennedy Capital Management, Inc., Massachusetts Financial Services Company (MFS), Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of the investment adviser) (through October 21, 2013), RS Investment Management Co. LLC and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Pyramis has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$ 78	$ 78

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Small-Mid Cap Multi-Manager	$ 47,863.10
Class L	35	.11*
Class N	35	.11*
	$ 47,933

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,847.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $96 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $5,082.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2015. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$ 39,185
Class F	1.06%	627
Class L	1.16%	112
Class N	1.41%	116

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,856 for the period.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $10.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2014 A	2013 B
From net investment income
Small-Mid Cap Multi-Manager	$ -	$ 126,578
Class F	-	609
Total	$ -	$ 127,187
From net realized gain
Small-Mid Cap Multi-Manager	$ 7,432,529	$ 1,042,320
Class F	77,256	1,754
Class L	12,241	-
Class N	12,206	-
Total	$ 7,534,232	$ 1,044,074

A Distributions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2014A	2013B	2014A	2013B
Small-Mid Cap Multi-Manager
Shares sold	58,842	16,842	$ 785,887	$ 191,697
Reinvestment of distributions	574,917	105,162	7,432,529	1,168,898
Shares redeemed	(20,253)	(1,259)	(268,998)	(13,834)
Net increase (decrease)	613,506	120,745	$ 7,949,418	$ 1,346,761
Class F
Shares sold	39,339	15,077	$ 541,280	$ 173,502
Reinvestment of distributions	5,950	209	77,256	2,363
Shares redeemed	(3,816)	(73)	(51,433)	(897)
Net increase (decrease)	41,473	15,213	$ 567,103	$ 174,968

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2014A	2013B	2014A	2013B
Small-Mid Cap Multi-Manager
Class L
Shares sold	7,003	-	$ 100,000	$ -
Reinvestment of distributions	941	-	12,241	-
Net increase (decrease)	7,944	-	$ 112,241	$ -
Class N
Shares sold	7,003	-	$ 100,000	$ -
Reinvestment of distributions	938	-	12,206	-
Net increase (decrease)	7,941	-	$ 112,206	$ -

A Share transactions for Class L and Class N are for the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 98% of the total outstanding share of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class L	04/14/14	04/11/14	$0.415
Class N	04/14/14	04/11/14	$0.410

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $5,852,894, or, if subsequently determined to be different, the net capital gain of such year.

Class L and Class N designate 16% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class L and Class N designate 18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund - New Sub-Advisory Agreement

On September 11, 2013, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Massachusetts Financial Services Company (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board considered that Strategic Advisers has contractually agreed to reimburse the retail class of the fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the class' average net assets through April 30, 2015. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Annual Report

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund - Annual Renewal of Advisory Contracts

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Invesco, Neuberger Berman, Pyramis, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2012, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile and that the fund had out-performed 52% of its peers for the one-year period ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15%. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2015 to the extent that the total operating expenses of the class (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. The Board also considered Strategic Advisers' proposal to voluntarily reimburse Class F to the extent that the total operating expenses of Class F (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any), as a percentage of net assets, exceed 1.06% and that such arrangement may be terminated by Strategic Advisers at any time.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013. The Board also noted that due to its relatively small size, the fund has higher fixed expenses in basis points.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board also took into consideration Strategic Advisers' contractual reimbursement commitment.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Massachusetts Financial Services Company

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

RS Investment Management Co. LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-L-AMM-N-ANN-0414
1.9585979.100

Strategic Advisers®
U.S. Opportunity Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contract and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® U.S. Opportunity Fund	28.58%	24.10%	7.12%

A From December 29, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity Fund on December 29, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity Fund: For the year, Strategic Advisers® U.S. Opportunity Fund (the Fund) rose 28.58%, outpacing the 26.73% gain of the Dow Jones U.S. Total Stock Market IndexSM. Security selection by the Fund's underlying managers was generally positive and bolstered our relative performance. Relative to the benchmark, two sector/industry funds - Fidelity® Select Portfolios® - Health Care Portfolio and Software and Computer Services Portfolio were the top contributors, as both outperformed by a huge margin. Fidelity® OTC Portfolio also was among the biggest contributors, led by its strong positioning in information technology and health care. Additional contributors included Pharmaceuticals Portfolio, IT Services Portfolio and Biotechnology Portfolio, the latter of which was sold during the period to help reduce the Fund's health care overweighting. On the downside, Fidelity Advisor® Consumer Staples Fund and a SPDR® exchange-traded fund focused on the sector were among the biggest relative detractors, as the defensively oriented category lagged. Allocations to real estate and utilities-focused sector funds also worked against the Fund, because the higher-yielding stocks found in those groups came under pressure as interest rates rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.06%	$ 1,000.00	$ 1,166.60	$ .32
HypotheticalA		$ 1,000.00	$ 1,024.50	$ .30

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Software & Computer Services Portfolio	6.5	3.8
Fidelity Health Care Portfolio	6.0	3.8
Fidelity Advisor Diversified Stock Fund Institutional Class	4.0	4.2
Fidelity Advisor Mega Cap Stock Fund Institutional Class	3.8	3.3
Fidelity Telecom and Utilities Fund	3.5	1.1
Fidelity Industrials Portfolio	3.4	5.5
Hotchkis and Wiley Large Cap Value Fund Class A	3.2	0.1
Fidelity Banking Portfolio	3.0	1.5
Fidelity Natural Gas Portfolio	2.9	0.0
Fidelity Pharmaceuticals Portfolio	2.7	2.8
	39.0
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Large Blend Funds 14.0%	Large Blend Funds 14.8%
Large Growth Funds 3.9%	Large Growth Funds 7.1%
Large Value Funds 5.8%	Large Value Funds 1.9%
Mid-Cap Growth Funds 0.0%†	Mid-Cap Growth Funds 0.0%
Mid-Cap Value Funds 0.0%	Mid-Cap Value Funds 0.4%
Small Growth Funds 0.0%	Small Growth Funds 0.4%
Small Value Funds 0.0%	Small Value Funds 1.0%
Sector Funds 76.2%	Sector Funds 74.4%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 0.0%†

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Large Blend Funds - 14.0%
Fidelity Advisor Diversified Stock Fund Institutional Class (c)	9,098,979	$ 215,008,878
Fidelity Advisor Mega Cap Stock Fund Institutional Class (c)	13,228,526	203,454,729
Fidelity Growth & Income Portfolio (c)	2,557,392	70,890,908
Fidelity Large Cap Stock Fund (c)	5,191,610	144,378,686
iShares S&P 100 Index ETF	380,700	31,270,698
SPDR S&P 500 ETF	312,200	58,162,860
Vanguard Dividend Appreciation ETF	1,800	134,946
Yacktman Focused Fund Service Class	874,342	21,753,638
TOTAL LARGE BLEND FUNDS		745,055,343
Large Growth Funds - 3.9%
Fidelity OTC Portfolio (c)	1,379,261	115,347,563
PowerShares QQQ Trust ETF	788,900	71,269,226
T. Rowe Price Growth Stock Fund Advisor Class	396,423	21,307,724
TOTAL LARGE GROWTH FUNDS		207,924,513
Large Value Funds - 5.8%
American Century Income & Growth Fund Investor Class	1,381,015	50,158,472
Delaware Value Fund Class A	895,282	14,566,244
Fidelity Advisor Equity Income Fund Institutional Class (c)	1,020,257	33,750,098
Fidelity Blue Chip Value Fund (c)	2,960,029	42,979,617
Hotchkis and Wiley Large Cap Value Fund Class A	6,862,542	170,122,409
TOTAL LARGE VALUE FUNDS		311,576,840
Mid-Cap Growth Funds - 0.0%
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio Advisor Shares	62,296	2,917,340
Sector Funds - 76.2%
Consumer Discretionary Select Sector SPDR ETF	1,524,000	101,864,160
Consumer Staples Select Sector SPDR ETF	3,321,600	140,669,760
Energy Select Sector SPDR ETF	680,000	59,602,000
Fidelity Advisor Consumer Staples Fund Institutional Class (c)	343,934	30,379,647
Fidelity Advisor Real Estate Fund Institutional Class (c)	2,328,751	49,043,503
Fidelity Advisor Technology Fund Institutional Class (c)	1,738,880	66,164,400
Fidelity Air Transportation Portfolio (c)	938,180	57,247,749
Fidelity Banking Portfolio (c)	6,234,709	162,725,905
Fidelity Brokerage & Investment Management Portfolio (c)	1,443,836	103,941,769
Fidelity Chemicals Portfolio (c)	626,088	92,798,768
Fidelity Communications Equipment Portfolio (c)	1,957,488	61,151,911
Fidelity Computers Portfolio (c)	507,354	38,284,908
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Consumer Discretionary Portfolio (c)	2,133,299	$ 71,038,873
Fidelity Consumer Finance Portfolio (c)	1,814,882	29,328,494
Fidelity Defense & Aerospace Portfolio (c)	553,556	67,838,292
Fidelity Electronics Portfolio (c)	905,674	61,875,630
Fidelity Energy Portfolio (c)	230,853	12,985,503
Fidelity Energy Service Portfolio (c)	236,602	20,378,564
Fidelity Financial Services Portfolio (c)	1,083,325	87,651,839
Fidelity Gold Portfolio (a)(c)	868,056	19,453,125
Fidelity Health Care Portfolio (c)	1,471,176	319,054,019
Fidelity Industrials Portfolio (c)	5,328,674	179,523,023
Fidelity IT Services Portfolio (c)	2,868,337	108,595,225
Fidelity Leisure Portfolio (c)	773,518	104,463,549
Fidelity Medical Delivery Portfolio (c)	69,753	5,269,825
Fidelity Medical Equipment & Systems Portfolio (c)	1,215,262	46,216,431
Fidelity Multimedia Portfolio (c)	622,242	50,862,066
Fidelity Natural Gas Portfolio (c)	3,969,471	155,444,478
Fidelity Pharmaceuticals Portfolio (c)	6,797,285	145,393,928
Fidelity Retailing Portfolio (c)	639,200	56,505,253
Fidelity Software & Computer Services Portfolio (c)	2,797,439	347,945,461
Fidelity Telecom and Utilities Fund (c)	8,112,025	184,386,331
Fidelity Telecommunications Portfolio (c)	203,592	11,997,658
Fidelity Transportation Portfolio (c)	690,479	52,669,772
Fidelity Utilities Portfolio (c)	1,776,544	125,495,044
First Trust Health Care AlphaDEX ETF (a)	150,600	7,951,680
Health Care Select Sector SPDR ETF	941,800	55,980,592
Industrial Select Sector SPDR ETF	1,080,600	56,256,036
iShares Dow Jones U.S. Technology Sector Index ETF	205,800	18,729,858
iShares NASDAQ Biotechnology Index ETF	109,100	28,848,222
John Hancock Regional Bank Fund Class A	3,866,729	71,882,501
Market Vectors Gold Miners ETF	1,257,100	32,533,748
Materials Select Sector SPDR ETF	393,900	18,544,812
SPDR Metals & Mining ETF	343,900	14,275,289
SPDR S&P Biotech ETF	644,700	105,550,284
SPDR S&P Oil & Gas Exploration & Production ETF	1,251,400	87,210,066
SPDR S&P Pharmaceuticals ETF	640,000	63,513,600
T. Rowe Price Science & Tech Fund Advisor Class (a)	2,345,893	93,976,454
Technology Select Sector SPDR ETF	662,700	24,089,145
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Vanguard Information Technology ETF	217,300	$ 20,052,609
Vanguard REIT ETF	1,982,800	140,283,100
TOTAL SECTOR FUNDS		4,067,924,859
TOTAL EQUITY FUNDS (Cost $4,438,879,643)		5,335,398,895
Money Market Funds - 0.1%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $3,148,653)	3,148,653	3,148,653
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $4,442,028,296)		5,338,547,548
NET OTHER ASSETS (LIABILITIES) - 0.0%		34,942
NET ASSETS - 100%		$ 5,338,582,490
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Consumer Staples Fund Institutional Class	$ 247,806,903	$ 79,192,793	$ 309,607,991	$ 2,464,444	$ 30,379,647
Fidelity Advisor Diversified Stock Fund Institutional Class	177,415,466	2,435,672	11,334,307	2,189,262	215,008,878
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Equity Income Fund Institutional Class	$ 69,180,431	$ 1,195,745	$ 45,978,484	$ 1,195,745	$ 33,750,098
Fidelity Advisor Materials Fund Institutional Class	85,317,365	6,686	86,781,349	2,886	-
Fidelity Advisor Mega Cap Stock Fund Institutional Class	138,376,406	44,379,782	11,334,307	2,014,680	203,454,729
Fidelity Advisor Real Estate Fund Institutional Class	16,626,417	108,526,329	73,212,207	834,346	49,043,503
Fidelity Advisor Technology Fund Institutional Class	60,751,750	14,775,656	30,000,000	-	66,164,400
Fidelity Air Transportation Portfolio	688,977	109,364,528	64,614,070	68,151	57,247,749
Fidelity Automotive Portfolio	-	23,200,000	23,832,399	-	-
Fidelity Banking Portfolio	57,062,237	85,674,494	-	1,083,145	162,725,905
Fidelity Biotechnology Portfolio	53,675,069	35,650,146	102,353,065	-	-
Fidelity Blue Chip Value Fund	-	40,015,292	1,115,095	256,887	42,979,617
Fidelity Brokerage & Investment Management Portfolio	57,995,996	170,605,289	137,000,026	657,690	103,941,769
Fidelity Chemicals Portfolio	92,150,793	103,388,761	116,113,444	691,236	92,798,768
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Communications Equipment Portfolio	$ 51,726,312	$ 82,845,272	$ 81,118,237	$ -	$ 61,151,911
Fidelity Computers Portfolio	65,774,294	108,729,450	140,973,947	393,833	38,284,908
Fidelity Construction & Housing Portfolio	37,630,675	214,164	39,329,263	6,511	-
Fidelity Consumer Discretionary Portfolio	67,965,210	21,757,991	32,843,238	95,624	71,038,873
Fidelity Consumer Finance Portfolio	47,473,288	43,962,390	66,306,233	24,212	29,328,494
Fidelity Defense & Aerospace Portfolio	32,420,861	46,704,778	26,000,000	311,205	67,838,292
Fidelity Electronics Portfolio	51,042,178	99,429,364	95,214,158	1,562	61,875,630
Fidelity Energy Portfolio	155,896,593	2,825,171	155,113,890	299,769	12,985,503
Fidelity Energy Service Portfolio	97,800,716	66,200,000	159,784,152	-	20,378,564
Fidelity Environmental & Alternative Energy Portfolio	5,457,412	9,035	5,739,435	9,035	-
Fidelity Financial Services Portfolio	76,834,908	22,909,339	30,700,000	809,339	87,651,839
Fidelity Gold Portfolio	-	22,210,082	2,142,232	-	19,453,125
Fidelity Growth Discovery Fund	-	10,000,000	10,257,768	-	-
Fidelity Growth & Income Portfolio	61,189,595	1,202,503	5,000,000	1,187,232	70,890,908
Fidelity Health Care Portfolio	74,682,223	164,046,248	-	31,684	319,054,019
Fidelity Industrial Equipment Portfolio	43,366,419	21,353,572	67,784,484	52,914	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Industrials Portfolio	$ 189,353,768	$ 79,297,328	$ 132,025,255	$ 1,694,065	$ 179,523,023
Fidelity Insurance Portfolio	64,673,856	26,170,330	103,645,754	835,786	-
Fidelity IT Services Portfolio	97,544,039	36,206,984	62,044,419	-	108,595,225
Fidelity Large Cap Core Enhanced Index Fund	73,592,186	4,319,242	84,382,476	281,989	-
Fidelity Large Cap Stock Fund	-	137,680,751	-	276,028	144,378,686
Fidelity Leisure Portfolio	-	104,052,420	2,000,000	514,264	104,463,549
Fidelity Medical Delivery Portfolio	1,529,816	99,010,890	104,436,732	-	5,269,825
Fidelity Medical Equipment & Systems Portfolio	72,173,262	114,229,192	150,267,832	-	46,216,431
Fidelity Mega Cap Stock Fund	7,266,020	-	8,115,745	-	-
Fidelity Multimedia Portfolio	51,059,362	196,366,888	209,220,347	-	50,862,066
Fidelity Natural Gas Portfolio	-	149,464,353	-	221,933	155,444,478
Fidelity Natural Resources Portfolio	4,396,900	49,433,181	54,542,541	-	-
Fidelity OTC Portfolio	25,301,630	316,815,945	251,000,000	161,642	115,347,563
Fidelity Pharmaceu- ticals Portfolio	101,143,182	126,545,927	110,840,536	1,202,421	145,393,928
Fidelity Real Estate Investment Portfolio	-	34,963,328	31,703,172	238,328	-
Fidelity Retailing Portfolio	62,618,430	67,213,642	87,482,251	144,831	56,505,253
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Small Cap Value Fund	$ -	$ 14,900,000	$ 15,243,229	$ -	$ -
Fidelity Software & Computer Services Portfolio	117,187,897	164,329,765	-	-	347,945,461
Fidelity Telecom and Utilities Fund	116,623,330	167,001,052	118,598,179	2,286,894	184,386,331
Fidelity Telecommunications Portfolio	19,507,256	63,929,984	77,985,189	378,902	11,997,658
Fidelity Transportation Portfolio	1,319,195	101,181,290	57,894,070	257,863	52,669,772
Fidelity Utilities Portfolio	-	223,303,303	101,713,980	-	125,495,044
Fidelity Wireless Portfolio	-	35,930,980	37,711,397	-	-
Total	$ 2,931,598,623	$ 3,845,157,307	$ 3,732,436,885	$ 23,176,338	$ 3,751,921,422
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,458,236,761)	$ 1,586,626,126
Affiliated issuers (cost $2,983,791,535)	3,751,921,422
Total Investments (cost $4,442,028,296)		$ 5,338,547,548
Receivable for investments sold		40,018,304
Receivable for fund shares sold		5,316,939
Dividends receivable		294,362
Prepaid expenses		2,640
Other receivables		145,102
Total assets		5,384,324,895

Liabilities
Payable for investments purchased	$ 42,975,598
Payable for fund shares redeemed	2,399,599
Other affiliated payables	245,177
Other payables and accrued expenses	122,031
Total liabilities		45,742,405

Net Assets		$ 5,338,582,490
Net Assets consist of:
Paid in capital		$ 4,081,993,623
Undistributed net investment income		1,368,217
Accumulated undistributed net realized gain (loss) on investments		358,701,398
Net unrealized appreciation (depreciation) on investments		896,519,252
Net Assets, for 428,185,801 shares outstanding		$ 5,338,582,490
Net Asset Value, offering price and redemption price per share ($5,338,582,490 ÷ 428,185,801 shares)		$ 12.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends: Unaffiliated issuers		$ 16,558,403
Affiliated issuers		23,176,338
Interest		2
Total income		39,734,743

Expenses
Management fee	$ 11,997,865
Transfer agent fees	2,301,600
Accounting fees and expenses	349,487
Custodian fees and expenses	23,163
Independent trustees' compensation	55,252
Registration fees	223,388
Audit	42,720
Legal	33,633
Interest	1,954
Miscellaneous	37,415
Total expenses before reductions	15,066,477
Expense reductions	(12,896,814)	2,169,663
Net investment income (loss)		37,565,080
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	254,556,679
Affiliated issuers	412,090,158
Realized gain distributions from underlying funds:
Unaffiliated issuers	9,310,595
Affiliated issuers	166,609,121
Total net realized gain (loss)		842,566,553
Change in net unrealized appreciation (depreciation) on underlying funds		324,370,228
Net gain (loss)		1,166,936,781
Net increase (decrease) in net assets resulting from operations		$ 1,204,501,861
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 37,565,080	$ 43,524,138
Net realized gain (loss)	842,566,553	190,291,286
Change in net unrealized appreciation (depreciation)	324,370,228	187,413,859
Net increase (decrease) in net assets resulting from operations	1,204,501,861	421,229,283
Distributions to shareholders from net investment income	(37,912,046)	(41,232,149)
Distributions to shareholders from net realized gain	(506,939,215)	(137,602,899)
Total distributions	(544,851,261)	(178,835,048)
Share transactions Proceeds from sales of shares	1,258,489,508	1,189,262,257
Reinvestment of distributions	543,513,246	178,295,213
Cost of shares redeemed	(1,112,942,524)	(571,289,552)
Net increase (decrease) in net assets resulting from share transactions	689,060,230	796,267,918
Total increase (decrease) in net assets	1,348,710,830	1,038,662,153

Net Assets
Beginning of period	3,989,871,660	2,951,209,507
End of period (including undistributed net investment income of $1,368,217 and undistributed net investment income of $2,044,418, respectively)	$ 5,338,582,490	$ 3,989,871,660
Other Information Shares
Sold	105,723,454	116,356,653
Issued in reinvestment of distributions	45,503,276	17,850,522
Redeemed	(92,636,282)	(55,592,792)
Net increase (decrease)	58,590,448	78,614,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 E	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.80	$ 10.14	$ 10.46	$ 8.42	$ 5.35
Income from Investment Operations
Net investment income (loss) B	.09	.14	.08	.08	.07
Net realized and unrealized gain (loss)	2.91	1.06	.13	2.05	3.07
Total from investment operations	3.00	1.20	.21	2.13	3.14
Distributions from net investment income	(.09)	(.12)	(.08)	(.07)	(.06)
Distributions from net realized gain	(1.24)	(.42)	(.45)	(.02)	(.01)
Total distributions	(1.33)	(.54)	(.53)	(.09)	(.07)
Net asset value, end of period	$ 12.47	$ 10.80	$ 10.14	$ 10.46	$ 8.42
Total Return A	28.58%	12.36%	2.40%	25.36%	58.71%
Ratios to Average Net Assets C
Expenses before reductions	.31%	.33%	.29%	.26%	.25%
Expenses net of fee waivers, if any	.06%	.08%	.04%	.01%	.00%
Expenses net of all reductions	.05%	.06%	.03%	.01%	.00%
Net investment income (loss)	.78%	1.34%	.83%	.91%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,338,582	$ 3,989,872	$ 2,951,210	$ 2,789,647	$ 866,715
Portfolio turnover rate D	160%	92%	121%	70%	45%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers U.S. Opportunity Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 904,077,702
Gross unrealized depreciation	(8,280,992)
Net unrealized appreciation (depreciation) on securities and other investments	$ 895,796,710

Tax Cost	$ 4,442,750,838

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 74,875,274
Undistributed long-term capital gain	$ 285,924,344
Net unrealized appreciation (depreciation)	$ 895,796,710

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 194,744,932	$ 87,274,709
Long-term Capital Gains	350,106,329	91,560,339
Total	$ 544,851,261	$ 178,835,048

Annual Report

Notes to Financial Statements - continued

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $8,003,042,730 and $7,648,244,259, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,258 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $13,399,444. The weighted average interest rate was .58%. The interest expense amounted to $1,954 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $11,997,865.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $895,353 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,596.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

Annual Report

Notes to Financial Statements - continued

8. Other - continued

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Banking Portfolio	20%
Fidelity Natural Gas Portfolio	18%
Fidelity Leisure Portfolio	18%
Fidelity Utilities Portfolio	18%
Fidelity Communications Equipment Portfolio	18%
Fidelity Telecom and Utilities Fund	17%
Fidelity Air Transportation Portfolio	16%
Fidelity Industrials Portfolio	15%
Fidelity Consumer Discretionary Portfolio	13%
Fidelity Brokerage and Investment Management Portfolio	12%
Fidelity Blue Chip Value Fund	12%
Fidelity Consumer Finance Portfolio	12%
Fidelity Transportation Portfolio	12%
Fidelity Financial Services Portfolio	11%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers U.S. Opportunity Fund voted to pay on April 14, 2014, to shareholders of record at the opening of business on April 11, 2014, a distribution of $0.839 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.004 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $562,199,999, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 57% and 25% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 4% and 26% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers U.S. Opportunity Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers U.S. Opportunity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period and in the first quartile for the three- and five-year periods and that the fund had out-performed 60%, 82%, and 81% of its peers for the one, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.95%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers U.S. Opportunity Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Annual Report

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUO-UANN-0414
1.926371.103

Strategic Advisers®
U.S. Opportunity II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contract and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2014	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® U.S. Opportunity II Fund	29.30%	24.86%	7.69%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Stocks overcame fears of higher interest rates - not to mention their worst January in four years - to finish sharply higher for the 12 months ending February 28, 2014. The broad S&P 500® Index and the blue-chip Dow Jones Industrial AverageSM gained 25.37% and 19.01%, respectively, amid generally favorable earnings reports and accommodative monetary policies worldwide. Performance generally increased along the risk spectrum, with smaller-cap and growth strategies leading the way. An ebullient market helped the growth-oriented Nasdaq Composite Index® to a 38.10% period gain. Data still points to slow but steady improvement in the U.S., and Europe's recession may well be over. Reports from China have disappointed, but continue to suggest a relatively soft landing there. Mixed signals from the U.S. Federal Reserve as to when it might curtail its stimulative bond buying kept markets in flux during the spring and summer. Stocks regained momentum in October despite a federal budget impasse and brief government shutdown, and lower volatility prevailed through year-end. Shedding new-year concerns about China's economy, an emerging-markets sell-off and confirmation (at last) of Fed tapering - alongside confirmation of a presumably dovish Janet Yellen as new Fed chair - February saw stocks back in record territory, bearing down on the five-year anniversary of the market's bottom.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity II Fund: For the year, Strategic Advisers® U.S. Opportunity II Fund (the Fund) rose 29.30%, outpacing the 26.73% gain of the Dow Jones U.S. Total Stock Market IndexSM. Security selection by the Fund's underlying managers was generally positive and bolstered our relative performance. Relative to the benchmark, two sector/industry funds - Fidelity® Select Portfolios® - Health Care Portfolio and Software and Computer Services Portfolio were the top contributors, as both outperformed by a huge margin. Fidelity® OTC Portfolio also was among the biggest contributors, led by its strong positioning in information technology and health care. Additional contributors included Biotechnology Portfolio, Pharmaceuticals Portfolio, IT Services Portfolio and Consumer Discretionary Portfolio. On the downside, Fidelity Advisor® Consumer Staples Fund was the biggest relative detractor, as the defensively oriented category lagged. Allocations to real estate, utilities and telecommunication services-focused sector funds also worked against the Fund, because the higher-yielding stocks found in those groups came under pressure as interest rates rose. Financial Services Portfolio and Natural Resources Portfolio modestly detracted, as these areas underperformed the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2013 to February 28, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During Period* September 1, 2013 to February 28, 2014
Actual	.03%	$ 1,000.00	$ 1,171.10	$ .16
HypotheticalA		$ 1,000.00	$ 1,024.65	$ .15

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Health Care Portfolio	8.2	5.9
Fidelity Advisor Mega Cap Stock Fund Institutional Class	7.8	6.2
Fidelity Software & Computer Services Portfolio	7.2	6.6
Fidelity Advisor Diversified Stock Fund Institutional Class	5.5	5.7
Fidelity Financial Services Portfolio	4.3	4.0
Fidelity Industrials Portfolio	3.9	5.3
Fidelity Telecom and Utilities Fund	3.8	1.2
Fidelity Pharmaceuticals Portfolio	3.6	2.9
Fidelity Banking Portfolio	3.3	3.4
Fidelity Natural Gas Portfolio	3.1	0.5
	50.7
Asset Allocation (% of fund's net assets)
As of February 28, 2014	As of August 31, 2013
Large Blend Funds 16.3%	Large Blend Funds 17.9%
Large Growth Funds 2.7%	Large Growth Funds 6.5%
Large Value Funds 1.7%	Large Value Funds 1.3%
Sector Funds 79.3%	Sector Funds 74.3%
Short-Term Investments and Net Other Assets (Liabilities) 0.0%†	Short-Term Investments and Net Other Assets (Liabilities) 0.0%†

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%.

Annual Report

Investments February 28, 2014

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Large Blend Funds - 16.3%
Fidelity Advisor Diversified Stock Fund Institutional Class (c)	2,201,047	$ 52,010,743
Fidelity Advisor Mega Cap Stock Fund Institutional Class (c)	4,851,108	74,610,047
Fidelity Growth & Income Portfolio (c)	365,695	10,137,059
Fidelity Large Cap Stock Fund (c)	665,013	18,493,998
TOTAL LARGE BLEND FUNDS		155,251,847
Large Growth Funds - 2.7%
Fidelity Advisor Equity Growth Fund Institutional Class (a)(c)	13,066	1,256,334
Fidelity OTC Portfolio (c)	294,487	24,627,927
TOTAL LARGE GROWTH FUNDS		25,884,261
Large Value Funds - 1.7%
Fidelity Blue Chip Value Fund (c)	1,087,465	15,789,994
Sector Funds - 79.3%
Fidelity Advisor Consumer Staples Fund Institutional Class (c)	309,210	27,312,543
Fidelity Advisor Real Estate Fund Institutional Class (c)	1,160,180	24,433,398
Fidelity Advisor Technology Fund Institutional Class (c)	585,670	22,284,744
Fidelity Air Transportation Portfolio (c)	191,966	11,713,741
Fidelity Banking Portfolio (c)	1,185,990	30,954,343
Fidelity Biotechnology Portfolio (c)	79,995	17,717,390
Fidelity Brokerage & Investment Management Portfolio (c)	277,314	19,963,804
Fidelity Chemicals Portfolio (c)	164,228	24,341,849
Fidelity Communications Equipment Portfolio (c)	438,147	13,687,724
Fidelity Computers Portfolio (c)	56,049	4,229,479
Fidelity Consumer Discretionary Portfolio (c)	752,546	25,059,792
Fidelity Consumer Finance Portfolio (c)	729,644	11,791,050
Fidelity Defense & Aerospace Portfolio (c)	113,205	13,873,283
Fidelity Electronics Portfolio (c)	99,886	6,824,197
Fidelity Energy Portfolio (c)	351,300	19,760,636
Fidelity Energy Service Portfolio (c)	71,302	6,141,239
Fidelity Financial Services Portfolio (c)	509,628	41,233,964
Fidelity Gold Portfolio (a)(c)	331,801	7,435,665
Fidelity Health Care Portfolio (c)	358,125	77,666,610
Fidelity Industrials Portfolio (c)	1,090,652	36,744,052
Fidelity IT Services Portfolio (c)	770,340	29,165,078
Fidelity Leisure Portfolio (c)	133,838	18,074,826
Fidelity Medical Delivery Portfolio (c)	153,663	11,609,262
Fidelity Medical Equipment & Systems Portfolio (c)	339,491	12,910,856
Fidelity Multimedia Portfolio (c)	51,289	4,192,385
Fidelity Natural Gas Portfolio (c)	747,243	29,262,019
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Natural Resources Portfolio (c)	159,490	$ 6,036,683
Fidelity Pharmaceuticals Portfolio (c)	1,595,763	34,133,375
Fidelity Real Estate Investment Portfolio (c)	281,967	9,787,073
Fidelity Retailing Portfolio (c)	177,232	15,667,332
Fidelity Software & Computer Services Portfolio (c)	549,045	68,290,191
Fidelity Telecom and Utilities Fund (c)	1,593,391	36,217,780
Fidelity Telecommunications Portfolio (c)	31,200	1,838,645
Fidelity Transportation Portfolio (c)	132,801	10,130,073
Fidelity Utilities Portfolio (c)	327,902	23,163,009
TOTAL SECTOR FUNDS		753,648,090
TOTAL EQUITY FUNDS (Cost $764,143,331)		950,574,192
Money Market Funds - 0.0%

SSgA U.S. Treasury Money Market Fund, 0% (b) (Cost $100,001)	100,001	100,001
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $764,243,332)		950,674,193
NET OTHER ASSETS (LIABILITIES) - 0.0%		(44,062)
NET ASSETS - 100%		$ 950,630,131
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Consumer Staples Fund Institutional Class	$ 36,584,575	$ 72,253,082	$ 81,937,815	$ 855,187	$ 27,312,543
Fidelity Advisor Diversified Stock Fund Institutional Class	57,096,141	559,253	17,100,000	502,675	52,010,743
Fidelity Advisor Equity Growth Fund Institutional Class	-	1,256,334	-	-	1,256,334
Fidelity Advisor Equity Income Fund Institutional Class	10,908,828	104,218	12,005,668	104,218	-
Fidelity Advisor Materials Fund Institutional Class	5,456,323	3,000,209	8,572,869	-	-
Fidelity Advisor Mega Cap Stock Fund Institutional Class	63,770,650	20,473,501	20,748,308	707,088	74,610,047
Fidelity Advisor Real Estate Fund Institutional Class	15,469,455	47,569,531	38,697,082	87,190	24,433,398
Fidelity Advisor Technology Fund Institutional Class	37,676,549	27,511,069	49,024,262	-	22,284,744
Fidelity Air Transportation Portfolio	-	20,102,253	10,680,699	11,922	11,713,741
Fidelity Automotive Portfolio	-	3,400,000	3,536,932	-	-
Fidelity Banking Portfolio	13,391,144	39,287,111	25,455,307	223,029	30,954,343
Fidelity Biotechnology Portfolio	7,648,836	41,294,765	35,512,904	-	17,717,390
Fidelity Blue Chip Value Fund	-	15,240,551	557,478	77,327	15,789,994
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Brokerage & Investment Management Portfolio	$ 16,326,578	$ 35,917,221	$ 35,338,357	$ 137,735	$ 19,963,804
Fidelity Chemicals Portfolio	2,269,713	30,475,210	11,470,610	128,921	24,341,849
Fidelity Communications Equipment Portfolio	6,303,896	24,045,331	17,849,151	-	13,687,724
Fidelity Computers Portfolio	292,531	24,276,936	20,501,933	27,114	4,229,479
Fidelity Construction & Housing Portfolio	8,509,645	1,028,339	9,723,944	862	-
Fidelity Consumer Discretionary Portfolio	33,113,940	20,621,953	35,600,000	52,661	25,059,792
Fidelity Consumer Finance Portfolio	3,108,848	20,217,640	11,676,929	1,821	11,791,050
Fidelity Defense & Aerospace Portfolio	259,006	14,404,637	3,758,469	68,443	13,873,283
Fidelity Electronics Portfolio	9,014,830	16,312,054	19,845,792	-	6,824,197
Fidelity Energy Portfolio	6,709,104	17,881,427	5,237,263	59,046	19,760,636
Fidelity Energy Service Portfolio	37,259,772	17,014,643	51,157,395	-	6,141,239
Fidelity Environmental & Alternative Energy Portfolio	-	1,400,000	1,515,663	-	-
Fidelity Financial Services Portfolio	20,511,254	29,658,808	14,551,168	308,029	41,233,964
Fidelity Gold Portfolio	-	14,994,612	7,135,507	-	7,435,665
Fidelity Growth & Income Portfolio	8,132,928	163,139	-	160,955	10,137,059
Fidelity Health Care Portfolio	16,292,839	41,022,632	-	8,724	77,666,610
Fidelity Industrial Equipment Portfolio	3,045,522	3,000,574	6,235,389	422	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Industrials Portfolio	$ 56,648,933	$ 12,005,654	$ 39,267,848	$ 306,856	$ 36,744,052
Fidelity Insurance Portfolio	17,919,240	8,851,764	30,228,334	215,625	-
Fidelity IT Services Portfolio	13,368,532	12,407,317	2,000,000	-	29,165,078
Fidelity Large Cap Core Enhanced Index Fund	22,544,597	1,273,837	25,606,590	82,801	-
Fidelity Large Cap Stock Fund	-	16,611,191	-	95,786	18,493,998
Fidelity Large Cap Value Enhanced Index Fund	9,511,600	211,844	10,689,521	37,447	-
Fidelity Leisure Portfolio	2,156,747	20,927,662	6,000,000	105,721	18,074,826
Fidelity Leveraged Company Stock Fund	-	7,019,927	7,169,967	19,927	-
Fidelity Medical Delivery Portfolio	-	25,542,488	16,000,000	-	11,609,262
Fidelity Medical Equipment & Systems Portfolio	17,570,479	27,388,092	33,671,113	-	12,910,856
Fidelity Multimedia Portfolio	9,330,805	33,960,293	41,392,892	4,769	4,192,385
Fidelity Natural Gas Portfolio	-	30,598,417	2,884,008	131,762	29,262,019
Fidelity Natural Resources Portfolio	-	29,800,000	24,116,668	-	6,036,683
Fidelity New Millennium Fund	6,271,874	-	6,699,191	-	-
Fidelity OTC Portfolio	3,053,737	66,876,178	52,000,000	32,478	24,627,927
Fidelity Pharmaceuticals Portfolio	11,073,179	39,840,720	22,164,761	233,352	34,133,375
Fidelity Real Estate Investment Portfolio	-	13,011,758	3,000,000	106,174	9,787,073
Fidelity Retailing Portfolio	13,623,060	24,636,747	25,800,000	29,402	15,667,332
Fidelity Software & Computer Services Portfolio	25,365,334	27,466,659	2,000,000	-	68,290,191
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Telecom and Utilities Fund	$ 12,554,944	$ 31,145,134	$ 10,520,313	$ 358,078	$ 36,217,780
Fidelity Telecommunications Portfolio	3,378,946	24,176,990	26,847,607	72,199	1,838,645
Fidelity Transportation Portfolio	-	20,818,920	12,199,188	44,254	10,130,073
Fidelity Utilities Portfolio	-	57,367,125	35,229,351	23,368	23,163,009
Fidelity Wireless Portfolio	406,235	13,890,726	14,931,517	-	-
Total	$ 643,931,149	$ 1,150,316,476	$ 1,005,845,763	$ 5,423,368	$ 950,574,192
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $100,001)	$ 100,001
Affiliated issuers (cost $764,143,331)	950,574,192
Total Investments (cost $764,243,332)		$ 950,674,193
Receivable for investments sold		4,000,000
Receivable for fund shares sold		1,560,777
Prepaid expenses		430
Other receivables		1,241
Total assets		956,236,641

Liabilities
Payable for investments purchased	$ 5,256,334
Payable for fund shares redeemed	304,444
Other affiliated payables	6,488
Other payables and accrued expenses	39,244
Total liabilities		5,606,510

Net Assets		$ 950,630,131
Net Assets consist of:
Paid in capital		$ 722,644,464
Undistributed net investment income		216,927
Accumulated undistributed net realized gain (loss) on investments		41,337,879
Net unrealized appreciation (depreciation) on investments		186,430,861
Net Assets, for 71,034,371 shares outstanding		$ 950,630,131
Net Asset Value, offering price and redemption price per share ($950,630,131 ÷ 71,034,371 shares)		$ 13.38

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2014

Investment Income
Dividends:
Affiliated issuers		$ 5,423,368

Expenses
Management fee	$ 2,001,062
Transfer agent fees	100
Accounting fees and expenses	70,616
Custodian fees and expenses	10,200
Independent trustees' compensation	9,135
Registration fees	66,224
Audit	32,534
Legal	5,585
Miscellaneous	5,921
Total expenses before reductions	2,201,377
Expense reductions	(2,001,066)	200,311
Net investment income (loss)		5,223,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Affiliated issuers	81,299,964
Realized gain distributions from underlying funds:
Affiliated issuers	38,806,174
Total net realized gain (loss)		120,106,138
Change in net unrealized appreciation (depreciation) on underlying funds		80,861,124
Net gain (loss)		200,967,262
Net increase (decrease) in net assets resulting from operations		$ 206,190,319

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2014	Year ended February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,223,057	$ 6,715,288
Net realized gain (loss)	120,106,138	36,023,620
Change in net unrealized appreciation (depreciation)	80,861,124	34,814,294
Net increase (decrease) in net assets resulting from operations	206,190,319	77,553,202
Distributions to shareholders from net investment income	(5,302,500)	(6,330,673)
Distributions to shareholders from net realized gain	(83,544,676)	(15,204,436)
Total distributions	(88,847,176)	(21,535,109)
Share transactions Proceeds from sales of shares	276,283,338	110,908,027
Reinvestment of distributions	88,505,060	21,410,453
Cost of shares redeemed	(175,405,782)	(147,642,026)
Net increase (decrease) in net assets resulting from share transactions	189,382,616	(15,323,546)
Total increase (decrease) in net assets	306,725,759	40,694,547

Net Assets
Beginning of period	643,904,372	603,209,825
End of period (including undistributed net investment income of $216,927 and undistributed net investment income of $338,358, respectively)	$ 950,630,131	$ 643,904,372
Other Information Shares
Sold	22,071,036	10,267,491
Issued in reinvestment of distributions	6,928,780	2,010,371
Redeemed	(13,719,834)	(13,553,089)
Net increase (decrease)	15,279,982	(1,275,227)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2014	2013	2012 E	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 10.58	$ 10.33	$ 8.24	$ 5.25
Income from Investment Operations
Net investment income (loss) B	.08	.12	.08	.06	.07
Net realized and unrealized gain (loss)	3.21	1.25	.27	2.12	2.99
Total from investment operations	3.29	1.37	.35	2.18	3.06
Distributions from net investment income	(.09)	(.12)	(.07)	(.07)	(.06)
Distributions from net realized gain	(1.37)	(.28)	(.03)	(.02)	(.01)
Total distributions	(1.46)	(.40)	(.10)	(.09)	(.07)
Net asset value, end of period	$ 13.38	$ 11.55	$ 10.58	$ 10.33	$ 8.24
Total Return A	29.30%	13.25%	3.48%	26.53%	58.31%
Ratios to Average Net Assets C
Expenses before reductions	.28%	.27%	.27%	.27%	.25%
Expenses net of fee waivers, if any	.03%	.02%	.02%	.02%	.00%
Expenses net of all reductions	.03%	.02%	.02%	.02%	.00%
Net investment income (loss)	.65%	1.13%	.85%	.72%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 950,630	$ 643,904	$ 603,210	$ 584,790	$ 507,102
Portfolio turnover rate D	126%	98%	112%	91%	48%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amount does not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2014

1. Organization.

Strategic Advisers U.S. Opportunity II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 186,601,838
Gross unrealized depreciation	(408,670)
Net unrealized appreciation (depreciation) on securities and other investments	$ 186,193,168

Tax Cost	$ 764,481,025

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,366,438
Undistributed long-term capital gain	$ 39,427,301
Net unrealized appreciation (depreciation)	$ 186,193,168

The tax character of distributions paid was as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$ 33,191,625	$ 11,687,396
Long-term Capital Gains	55,655,551	9,847,713
Total	$ 88,847,176	$ 21,535,109

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares aggregated $1,150,316,476 and $1,005,845,763, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of less than .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2016. During the period, this waiver reduced the Fund's management fee by $2,001,062.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $4.

Annual Report

Notes to Financial Statements - continued

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity II Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds. Ms. Farrell oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Annual Report

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Officers:

Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers U.S. Opportunity II Fund voted to pay on April 14, 2014, to shareholders of record at the opening of business on April 11, 2014, a distribution of $0.659 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.004 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2014, $82,004,731, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% and 24% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 2% and 26% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers U.S. Opportunity II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2012, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Strategic Advisers U.S. Opportunity II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for each period and that the fund had out-performed 81%, 93%, and 85% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2012. The Board also noted that the investment performance of the fund was higher than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.95%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers U.S. Opportunity II Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2013.

Annual Report

Board Approval of Investment Advisory Contract and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2013.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2016.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUI-UANN-0414
1.926365.103

Item 2. Code of Ethics

As of the end of the period, February 28, 2014, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Adviser Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund (the "Funds"):

Services Billed by PwC

February 28, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$60,000	$-	$4,000	$7,300
Strategic Advisers Core Income Multi-Manager Fund	$41,000	$-	$3,400	$1,400
Strategic Advisers Emerging Markets Fund	$25,000	$-	$1,700	$2,100
Strategic Advisers Emerging Markets Fund of Funds	$22,000	$-	$1,200	$1,300
Strategic Advisers Income Opportunities Fund	$27,000	$-	$1,400	$3,000
Strategic Advisers Income Opportunities Fund of Funds	$22,000	$-	$1,200	$1,300
Strategic Advisers International Fund	$58,000	$-	$4,300	$8,100
Strategic Advisers International Multi-Manager Fund	$39,000	$-	$3,400	$1,400
Strategic Advisers International II Fund	$43,000	$-	$4,300	$1,700
Strategic Advisers Small-Mid Cap Fund	$47,000	$-	$4,000	$2,900
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$39,000	$-	$3,400	$1,400
Strategic Advisers U.S. Opportunity Fund	$28,000	$-	$1,400	$3,200
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$1,700

February 28, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$57,000	$-	$4,000	$2,600
Strategic Advisers Core Income Multi-Manager Fund	$33,000	$-	$3,400	$500
Strategic Advisers Emerging Markets Fund	$26,000	$-	$1,700	$800
Strategic Advisers Emerging Markets Fund of Funds	$18,000	$-	$1,200	$500
Strategic Advisers Income Opportunities Fund	$28,000	$-	$1,400	$1,200
Strategic Advisers Income Opportunities Fund of Funds	$18,000	$-	$1,200	$500
Strategic Advisers International Fund	$56,000	$-	$4,300	$2,600
Strategic Advisers International Multi-Manager Fund	$31,000	$-	$3,400	$500
Strategic Advisers International II Fund	$44,000	$-	$4,300	$600
Strategic Advisers Small-Mid Cap Fund	$46,000	$-	$4,000	$900
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$36,000	$-	$3,400	$500
Strategic Advisers U.S. Opportunity Fund	$27,000	$-	$1,400	$1,100
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$600

A Amounts may reflect rounding.

B The Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers International Multi-Manager Fund commenced operations on May 2, 2012. The Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers Income Opportunities Fund of Funds commenced operations on June 19, 2012.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2014A	February 28, 2013A,B
Audit-Related Fees	$4,970,000	$4,755,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers Income Opportunities Fund of Funds' commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2014 A	February 28, 2013 A,B
PwC	$5,555,000	$5,455,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers Income Opportunities Fund of Funds' commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2014
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 25, 2014